UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07874

JPMorgan Insurance Trust

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2021 through December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

JPMorgan Insurance Trust

December 31, 2021

JPMorgan Insurance Trust Core Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 8, 2022 (Unaudited)

Dear Shareholders,

U.S. equities led the year-long rally in developed market stocks as the global economic rebound advanced through 2021. While financial market volatility, a resurgence in the pandemic and accelerating inflation has carried into 2022, we believe that the outlook for the overall U.S. economy remains positive.

“Throughout the year ahead, J.P. Morgan Asset Management plans to seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.” — Andrea L. Lisher

A surge in U.S. consumer wealth — partly tied to rising values for homes and autos — and quarterly growth in corporate earnings have helped to bolster U.S. financial markets that were already well-supported by monetary and fiscal policies. Over the course of the past year, the U.S. jobless rate fell to pre-pandemic levels and reached 3.9% in December. At the same time, inflation has climbed significantly. The U.S. Federal Reserve (the “Fed”) has tapered its monthly asset purchasing program and indicated that it’s likely to raise interest rates as early as March 2022.

While rising interest rates may mark another phase of the economic cycle that presents financial markets with new challenges and opportunities, they may also signal a return to a more normal economic environment following two years of historically low rates. Meanwhile, the path of the pandemic remains a factor in the U.S. economy. Recent data suggest the increase in new infections in late 2021 and into 2022 had some impact on the U.S. economy — though job growth remained strong — but there is hope that the latest pandemic wave may recede in coming months. Additionally, there is hope that rising prices on commodities and goods will moderate as supply chain constraints ease over time and the Fed moves generally to tamp down inflationary pressures. We expect the U.S. economy to continue expanding in 2022, even if the pace of the expansion eases from 2021.

Throughout the year ahead, J.P. Morgan Asset Management will seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	(1.35)%
Bloomberg U.S. Aggregate Index	(1.54)%

Net Assets as of 12/31/2021 (In Thousands)	$523,009
Duration as of 12/31/2021	5.9 Years

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Core Bond Portfolio (the “Portfolio”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

HOW DID THE MARKET PERFORM?

Equity markets outperformed fixed income markets throughout 2021, driven by the global economic rebound that followed the development of vaccines and unprecedented monetary and fiscal support. Within fixed income markets, historically low interest rates on U.S. Treasury securities pushed investors to seek higher yielding assets in corporate and other credit markets. While high yield bonds (also known as “junk bonds”) provided positive but narrow returns for the year, while investment grade corporate credit performance was mixed and U.S. Treasury bonds underperformed other fixed income sectors.

The general resumption of economic activity in 2021 led to a surge in global demand for commodities and finished goods. The strain on global supply chains created bottlenecks that added to accelerating inflationary pressures and focused investor concerns on U.S. Federal Reserve interest rate policy.

The final months of 2021 were marked by the emergence of the omicron variant of the coronavirus and the reimposition of some pandemic restrictions at the regional, national and local levels. While investor uncertainty led to a global increase in financial market volatility, U.S. equity prices remained buoyed by record high corporate earnings and a general boom in U.S. household wealth.

The Fed declined to raise interest rates in 2021 but in the final months it began to reduce the size of monthly asset purchases under its quantitative easing program and in December decided to accelerate the pace of tapering.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 shares outperformed the Bloomberg Barclays U.S. Aggregate Index (the “Benchmark”) for the twelve months ended December 31, 2021.

Relative to the Benchmark, the Portfolio’s overweight allocations to commercial mortgage-backed securities, non-agency mortgage-backed securities and corporate credit, and its underweight in U.S. Treasury securities, were leading contributors to performance during the period. The Portfolio’s security selection in agency mortgage-backed securities and corporate credit, its shorter duration relative to the Benchmark, and its underweight position in the 20-year-plus portion of the yield curve also contributed to relative performance. Generally, bonds of shorter duration will experience a smaller decrease in price as interest rates rise versus bonds of longer duration. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

The Portfolio’s allocation to short-term debt securities, through investments in JPMorgan money market funds, detracted from relative performance but the impact was not significant. The money market funds were used to manage day-to-day operations of the Portfolio and were not part of a strategic decision by the Portfolio’s managers. Additionally, the Portfolio’s overweight position in the 5-10 year portion of the yield curve relative to the Benchmark detracted from performance.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers’ primary strategy was to focus on security selection and relative value, which seeks to identify undervalued bonds among individual securities and across market sectors. The portfolio managers used bottom-up fundamental research to construct what they believed to be a portfolio of undervalued fixed income securities.

Relative to the Benchmark, the Portfolio ended the reporting period with an underweight position in U.S. Treasury securities and agency mortgage-backed securities, and an overweight position in corporate credit and securitized debt sectors, including asset-backed securities, commercial mortgage-backed securities and non-agency mortgage-backed securities. The Portfolio was overweight in the intermediate part of the yield curve, underweight in the long end of the yield curve and maintained a shorter duration profile than the Benchmark at the end of the period.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	29.7%
U.S. Treasury Obligations	21.8
Mortgage-Backed Securities	17.1
Asset-Backed Securities	10.6
Collateralized Mortgage Obligations	6.5
Commercial Mortgage-Backed Securities	4.6
Others (each less than 1.0%)	0.6
Short-Term Investments	9.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	May 1, 1997	(1.35)%	3.58%	2.98%
CLASS 2 SHARES	August 16, 2006	(1.66)	3.32	2.72

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Core Bond Portfolio and the Bloomberg U.S. Aggregate Index from December 31, 2011 to December 31, 2021. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The

Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 30.9%

Aerospace & Defense — 0.8%

Airbus SE (France) 3.15%, 4/10/2027 (a)	164	174

BAE Systems Holdings, Inc. (United Kingdom) 3.80%, 10/7/2024 (a)	45	48

BAE Systems plc (United Kingdom)

1.90%, 2/15/2031 (a)	200	190

5.80%, 10/11/2041 (a)	51	69

Boeing Co. (The)

1.17%, 2/4/2023	160	160

1.95%, 2/1/2024	185	187

1.43%, 2/4/2024	325	324

4.88%, 5/1/2025	125	137

2.75%, 2/1/2026	180	185

2.20%, 2/4/2026	200	200

2.70%, 2/1/2027	640	650

3.25%, 3/1/2028	224	232

5.15%, 5/1/2030	190	221

5.71%, 5/1/2040	175	225

L3Harris Technologies, Inc. 1.80%, 1/15/2031	220	210

Leidos, Inc. 2.30%, 2/15/2031	120	116

Northrop Grumman Corp.

3.20%, 2/1/2027	76	81

3.25%, 1/15/2028	50	54

5.15%, 5/1/2040	140	181

Raytheon Technologies Corp.

3.20%, 3/15/2024	28	29

4.50%, 6/1/2042	80	99

4.15%, 5/15/2045	138	161

3.75%, 11/1/2046	80	89

4.35%, 4/15/2047	90	109

		4,131

Airlines — 0.0% (b)

Continental Airlines Pass-Through Trust Series 2012-2, Class A Shares, 4.00%, 10/29/2024	15	16

Auto Components — 0.0% (b)

Lear Corp. 2.60%, 1/15/2032	110	108

Automobiles — 0.6%

BMW US Capital LLC (Germany) 2.25%, 9/15/2023 (a)	45	46

General Motors Co. 6.13%, 10/1/2025	130	149

Hyundai Capital America

1.15%, 11/10/2022 (a)	394	394

1.80%, 10/15/2025 (a)	140	139

1.30%, 1/8/2026 (a)	115	112

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Automobiles — continued

1.50%, 6/15/2026 (a)	45	44

3.00%, 2/10/2027 (a)	200	207

2.38%, 10/15/2027 (a)	130	129

1.80%, 1/10/2028 (a)	215	208

Nissan Motor Co. Ltd. (Japan)

3.52%, 9/17/2025 (a)	481	504

4.35%, 9/17/2027 (a)	673	727

Stellantis Finance US, Inc. 2.69%, 9/15/2031 (a)	200	197

Volkswagen Group of America Finance LLC (Germany)

1.63%, 11/24/2027 (a)	200	194

		3,050

Banks — 5.6%

ABN AMRO Bank NV (Netherlands) 4.75%, 7/28/2025 (a)	200	218

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.47%, 12/13/2029 (a) (c)	300	300

AIB Group plc (Ireland) (ICE LIBOR USD 3 Month + 1.87%), 4.26%, 4/10/2025 (a) (c)	250	263

ANZ New Zealand Int’l Ltd. (New Zealand)

3.45%, 1/21/2028 (a)	200	217

2.55%, 2/13/2030 (a)	200	206

Banco Nacional de Panama (Panama) 2.50%, 8/11/2030 (a)	300	281

Banco Santander SA (Spain)

2.75%, 5/28/2025	200	207

1.85%, 3/25/2026	400	398

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (c)	200	196

2.75%, 12/3/2030	200	196

Bank of America Corp.

4.00%, 1/22/2025	114	122

Series L, 3.95%, 4/21/2025	92	98

(ICE LIBOR USD 3 Month + 0.81%), 3.37%, 1/23/2026 (c)	100	105

4.45%, 3/3/2026	69	76

Series N, (SOFR + 0.91%), 1.66%, 3/11/2027 (c)	100	99

3.25%, 10/21/2027	236	251

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (c)	260	282

(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (c)	646	690

(ICE LIBOR USD 3 Month + 1.07%), 3.97%, 3/5/2029 (c)	76	83

(SOFR + 1.06%), 2.09%, 6/14/2029 (c)	204	203

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

(ICE LIBOR USD 3 Month + 0.99%), 2.50%, 2/13/2031 (c)	525	526

(SOFR + 2.15%), 2.59%, 4/29/2031 (c)	313	316

(SOFR + 1.53%), 1.90%, 7/23/2031 (c)	150	144

(SOFR + 1.21%), 2.57%, 10/20/2032 (c)	330	332

(SOFR + 1.93%), 2.68%, 6/19/2041 (c)	1,158	1,116

Bank of Ireland Group plc (Ireland) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (a) (c)	206	202

Bank of Montreal (Canada)

1.85%, 5/1/2025	200	203

(USD Swap Semi 5 Year + 1.43%), 3.80%, 12/15/2032 (c)	47	50

Banque Federative du Credit Mutuel SA (France)

2.38%, 11/21/2024 (a)	254	260

1.60%, 10/4/2026 (a)	245	242

Barclays plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.01%, 12/10/2024 (c)	369	367

3.65%, 3/16/2025	200	211

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 11/24/2032 (c)	200	201

BNP Paribas SA (France)

(SOFR + 2.07%), 2.22%, 6/9/2026 (a) (c)	293	296

(SOFR + 1.00%), 1.32%, 1/13/2027 (a) (c)	232	226

(SOFR + 1.22%), 2.16%, 9/15/2029 (a) (c)	349	341

(SOFR + 1.51%), 3.05%, 1/13/2031 (a) (c)	320	329

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.05%), 2.59%, 8/12/2035 (a) (c)	320	307

BNZ International Funding Ltd. (New Zealand)

2.90%, 2/21/2022 (a)	250	251

Citigroup, Inc.

(ICE LIBOR USD 3 Month + 0.90%),

3.35%, 4/24/2025 (c)	90	94

4.40%, 6/10/2025	78	85

(SOFR + 2.84%), 3.11%, 4/8/2026 (c)	380	398

4.45%, 9/29/2027	210	234

(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028 (c)	200	217

(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (c)	605	653

(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (c)	75	80

(ICE LIBOR USD 3 Month + 1.19%), 4.07%, 4/23/2029 (c)	74	82

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

(ICE LIBOR USD 3 Month + 1.34%), 3.98%, 3/20/2030 (c)	220	243

(SOFR + 1.17%), 2.56%, 5/1/2032 (c)	625	628

(SOFR + 1.18%), 2.52%, 11/3/2032 (c)	110	110

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (c)	50	57

8.13%, 7/15/2039	56	95

Citizens Financial Group, Inc. 2.85%, 7/27/2026	200	208

Comerica, Inc. 4.00%, 2/1/2029	150	168

Cooperatieve Rabobank UA (Netherlands) 3.75%, 7/21/2026	450	485

Credit Agricole SA (France)

(SOFR + 1.68%), 1.91%, 6/16/2026 (a) (c)	650	651

(SOFR + 0.89%), 1.25%, 1/26/2027 (a) (c)	400	389

Danske Bank A/S (Denmark) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.03%), 1.17%, 12/8/2023 (a) (c)	480	480

DNB Bank ASA (Norway) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 1.60%, 3/30/2028 (a) (c)	325	317

Fifth Third Bancorp 3.65%, 1/25/2024	90	94

HSBC Holdings plc (United Kingdom)

(ICE LIBOR USD 3 Month + 0.99%),

3.95%, 5/18/2024 (c)	229	237

4.38%, 11/23/2026	200	219

(SOFR + 1.29%), 2.21%, 8/17/2029 (c)	200	196

(SOFR + 1.95%), 2.36%, 8/18/2031 (c)	300	293

6.50%, 9/15/2037	250	347

6.10%, 1/14/2042	120	172

ING Groep NV (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.40%, 7/1/2026 (a) (c)	210	208

3.95%, 3/29/2027	200	218

KeyCorp 4.15%, 10/29/2025	65	71

Lloyds Banking Group plc (United Kingdom)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.33%, 6/15/2023 (c)	200	200

4.50%, 11/4/2024	220	237

4.58%, 12/10/2025	200	218

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (c)	245	242

Mitsubishi UFJ Financial Group, Inc. (Japan)

3.00%, 2/22/2022	38	38

2.67%, 7/25/2022	80	81

2.05%, 7/17/2030	340	330

3.75%, 7/18/2039	515	584

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

Mizuho Financial Group, Inc. (Japan)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (c)	255	247

(SOFR + 1.57%), 2.87%, 9/13/2030 (c)	220	227

National Australia Bank Ltd. (Australia)

2.33%, 8/21/2030 (a)	250	239

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.88%), 3.93%, 8/2/2034 (a) (c)	440	467

NatWest Group plc (United Kingdom)

4.80%, 4/5/2026	283	315

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.55%), 3.07%, 5/22/2028 (c)	440	457

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.10%), 3.75%, 11/1/2029 (c)	200	209

(ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (c)	200	225

Nordea Bank Abp (Finland) 1.50%, 9/30/2026 (a)	200	197

PNC Bank NA 2.50%, 8/27/2024	250	258

Royal Bank of Canada (Canada)

2.75%, 2/1/2022	66	66

3.70%, 10/5/2023	300	315

4.65%, 1/27/2026	30	33

Santander UK Group Holdings plc (United Kingdom) (SOFR + 0.99%), 1.67%, 6/14/2027 (c)	220	215

Societe Generale SA (France)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (a) (c)	260	253

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027 (a) (c)	215	210

3.00%, 1/22/2030 (a)	331	342

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (a) (c)	500	499

Standard Chartered plc (United Kingdom)

(ICE LIBOR USD 3 Month + 1.15%), 4.25%, 1/20/2023 (a) (c)	220	220

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.46%, 1/14/2027 (a) (c)	245	238

Sumitomo Mitsui Financial Group, Inc. (Japan)

3.10%, 1/17/2023	55	56

1.47%, 7/8/2025	212	211

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

3.01%, 10/19/2026	25	26

3.04%, 7/16/2029	345	360

Sumitomo Mitsui Trust Bank Ltd. (Japan)

1.55%, 3/25/2026 (a)	403	400

UniCredit SpA (Italy)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (a) (c)	200	195

(USD ICE Swap Rate 5 Year + 3.70%), 5.86%, 6/19/2032 (a) (c)	200	219

US Bancorp

3.38%, 2/5/2024	120	126

7.50%, 6/1/2026	100	124

Wells Fargo & Co.

4.10%, 6/3/2026	24	26

(ICE LIBOR USD 3 Month + 1.17%), 3.20%, 6/17/2027 (c)	900	949

(SOFR + 2.53%), 3.07%, 4/30/2041 (c)	308	316

5.38%, 11/2/2043	200	264

4.40%, 6/14/2046	47	56

Westpac Banking Corp. (Australia)

(USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (c)	140	151

4.42%, 7/24/2039	100	117

3.13%, 11/18/2041	221	219

		29,117

Beverages — 0.6%

Anheuser-Busch Cos. LLC (Belgium) 4.70%, 2/1/2036	571	689

Anheuser-Busch InBev Finance, Inc. (Belgium)

4.70%, 2/1/2036	120	143

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

4.38%, 4/15/2038	150	176

4.44%, 10/6/2048	130	155

4.75%, 4/15/2058	95	117

4.60%, 6/1/2060	105	130

Coca-Cola Femsa SAB de CV (Mexico)

2.75%, 1/22/2030	155	158

1.85%, 9/1/2032	215	203

Constellation Brands, Inc.

4.40%, 11/15/2025	50	55

2.88%, 5/1/2030	420	431

5.25%, 11/15/2048	25	33

Diageo Capital plc (United Kingdom) 1.38%, 9/29/2025	350	348

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Beverages — continued

Fomento Economico Mexicano SAB de CV (Mexico) 3.50%, 1/16/2050	260	271

Keurig Dr Pepper, Inc.

4.42%, 5/25/2025	30	33

3.43%, 6/15/2027	20	21

4.99%, 5/25/2038	43	53

4.42%, 12/15/2046	64	76

5.09%, 5/25/2048	60	78

		3,170

Biotechnology — 0.6%

AbbVie, Inc.

3.45%, 3/15/2022	52	52

2.80%, 3/15/2023	100	102

3.85%, 6/15/2024	42	44

3.20%, 11/21/2029	516	552

4.50%, 5/14/2035	100	120

4.05%, 11/21/2039	510	584

4.40%, 11/6/2042	370	441

4.85%, 6/15/2044	200	251

Amgen, Inc. 2.20%, 2/21/2027	120	123

Baxalta, Inc.

3.60%, 6/23/2022	7	7

5.25%, 6/23/2045	3	4

Biogen, Inc.

2.25%, 5/1/2030	289	285

3.15%, 5/1/2050	75	72

Gilead Sciences, Inc. 2.60%, 10/1/2040	310	299

Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	460	435

		3,371

Building Products — 0.1%

Lennox International, Inc. 1.35%, 8/1/2025	540	533

Masco Corp.

2.00%, 10/1/2030	90	86

6.50%, 8/15/2032	80	106

		725

Capital Markets — 2.1%

Bank of New York Mellon Corp. (The) 3.30%, 8/23/2029	38	41

Blackstone Holdings Finance Co. LLC 4.45%, 7/15/2045 (a)	21	26

Blackstone Secured Lending Fund 3.65%, 7/14/2023	200	206

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued

Brookfield Finance, Inc. (Canada)

3.90%, 1/25/2028	55	60

4.85%, 3/29/2029	54	63

4.70%, 9/20/2047	44	54

Charles Schwab Corp. (The) 3.20%, 3/2/2027	100	107

Credit Suisse Group AG (Switzerland)

3.80%, 6/9/2023	350	363

(SOFR + 1.56%), 2.59%, 9/11/2025 (a) (c)	250	255

(SOFR + 2.04%), 2.19%, 6/5/2026 (a) (c)	250	251

(SOFR + 0.98%), 1.31%, 2/2/2027 (a) (c)	510	493

Daiwa Securities Group, Inc. (Japan) 3.13%, 4/19/2022 (a)	49	49

Deutsche Bank AG (Germany)

3.30%, 11/16/2022	100	102

(SOFR + 2.16%), 2.22%, 9/18/2024 (c)	380	385

(SOFR + 1.87%), 2.13%, 11/24/2026 (c)	205	205

Goldman Sachs Group, Inc. (The)

3.50%, 1/23/2025	100	105

(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (c)	137	144

4.25%, 10/21/2025	105	115

3.50%, 11/16/2026	142	151

3.85%, 1/26/2027	45	48

(SOFR + 0.91%), 1.95%, 10/21/2027 (c)	195	194

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (c)	742	800

(ICE LIBOR USD 3 Month + 1.30%), 4.22%, 5/1/2029 (c)	100	111

2.60%, 2/7/2030	400	407

(SOFR + 1.25%), 2.38%, 7/21/2032 (c)	95	94

6.75%, 10/1/2037	80	113

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (c)	400	457

(ICE LIBOR USD 3 Month + 1.43%), 4.41%, 4/23/2039 (c)	215	257

Intercontinental Exchange, Inc. 4.00%, 10/15/2023	59	62

Jefferies Group LLC 6.45%, 6/8/2027	81	99

Macquarie Bank Ltd. (Australia) 4.00%, 7/29/2025 (a)	100	108

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.70%), 3.05%, 3/3/2036 (a) (c)	200	197

Macquarie Group Ltd. (Australia) (SOFR + 1.07%), 1.34%, 1/12/2027 (a) (c)	210	204

(ICE LIBOR USD 3 Month + 1.75%), 5.03%, 1/15/2030 (a) (c)	220	254

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Capital Markets — continued

Morgan Stanley

4.10%, 5/22/2023	100	104

3.70%, 10/23/2024	69	73

5.00%, 11/24/2025	70	78

(SOFR + 1.99%), 2.19%, 4/28/2026 (c)	980	1,000

4.35%, 9/8/2026	20	22

3.63%, 1/20/2027	140	152

(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (c)	222	239

(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (c)	96	104

(ICE LIBOR USD 3 Month + 1.63%), 4.43%, 1/23/2030 (c)	159	181

(SOFR + 1.03%), 1.79%, 2/13/2032 (c)	280	265

(SOFR + 1.49%), 3.22%, 4/22/2042 (c)	265	278

4.30%, 1/27/2045	85	105

Nomura Holdings, Inc. (Japan)

2.65%, 1/16/2025	212	218

2.68%, 7/16/2030	200	199

Northern Trust Corp. (ICE LIBOR USD 3 Month + 1.13%), 3.38%, 5/8/2032 (c)	29	31

Nuveen LLC 4.00%, 11/1/2028 (a)	160	177

S&P Global, Inc. 3.25%, 12/1/2049	150	163

TD Ameritrade Holding Corp. 2.95%, 4/1/2022	17	17

UBS Group AG (Switzerland)

4.13%, 9/24/2025 (a)	400	432

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.08%), 1.36%, 1/30/2027 (a) (c)	200	195

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.09%, 2/11/2032 (a) (c)	250	242

		10,855

Chemicals — 0.6%

Air Products and Chemicals, Inc. 1.85%, 5/15/2027	310	314

Albemarle Corp. 5.45%, 12/1/2044	50	65

Celanese US Holdings LLC 3.50%, 5/8/2024	151	158

Chevron Phillips Chemical Co. LLC 5.13%, 4/1/2025 (a)	485	538

Dow Chemical Co. (The) 4.55%, 11/30/2025	14	15

DuPont de Nemours, Inc. 5.32%, 11/15/2038	595	768

Eastman Chemical Co. 4.50%, 12/1/2028	220	250

International Flavors & Fragrances, Inc.

1.83%, 10/15/2027 (a)	190	186

3.27%, 11/15/2040 (a)	110	112

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Chemicals — continued

5.00%, 9/26/2048	52	67

3.47%, 12/1/2050 (a)	85	89

LYB International Finance III LLC

1.25%, 10/1/2025	79	78

3.63%, 4/1/2051	245	259

Nutrien Ltd. (Canada)

4.00%, 12/15/2026	70	77

4.20%, 4/1/2029	25	28

4.13%, 3/15/2035	90	102

5.00%, 4/1/2049	40	54

Union Carbide Corp. 7.75%, 10/1/2096	75	132

		3,292

Commercial Services & Supplies — 0.1%

Brambles USA, Inc. (Australia) 4.13%, 10/23/2025 (a)	70	76

Ford Foundation (The) Series 2020, 2.82%, 6/1/2070	90	93

Republic Services, Inc. 1.45%, 2/15/2031	230	213

		382

Construction & Engineering — 0.1%

Quanta Services, Inc.

2.90%, 10/1/2030	360	366

2.35%, 1/15/2032	270	262

		628

Construction Materials — 0.0% (b)

Martin Marietta Materials, Inc.

3.45%, 6/1/2027	52	55

3.50%, 12/15/2027	100	108

		163

Consumer Finance — 1.3%

AerCap Ireland Capital DAC (Ireland)

4.50%, 9/15/2023	600	629

2.88%, 8/14/2024	150	154

1.75%, 1/30/2026	150	147

2.45%, 10/29/2026	170	171

3.00%, 10/29/2028	210	213

3.30%, 1/30/2032	195	199

American Express Co. 4.20%, 11/6/2025	150	165

American Honda Finance Corp. 2.30%, 9/9/2026	17	18

Avolon Holdings Funding Ltd. (Ireland)

3.63%, 5/1/2022 (a)	155	156

2.88%, 2/15/2025 (a)	275	281

5.50%, 1/15/2026 (a)	395	436

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Consumer Finance — continued

2.13%, 2/21/2026 (a)	160	157

4.25%, 4/15/2026 (a)	245	260

4.38%, 5/1/2026 (a)	150	161

2.53%, 11/18/2027 (a)	1,301	1,263

Capital One Financial Corp.

4.20%, 10/29/2025	40	44

3.75%, 7/28/2026	196	210

(SOFR + 1.27%), 2.62%, 11/2/2032 (c)	235	234

General Motors Financial Co., Inc.

1.20%, 10/15/2024	110	109

1.25%, 1/8/2026	467	458

4.35%, 1/17/2027	113	124

2.35%, 1/8/2031	312	304

2.70%, 6/10/2031	205	204

Park Aerospace Holdings Ltd. (Ireland)

4.50%, 3/15/2023 (a)	475	490

5.50%, 2/15/2024 (a)	23	25

		6,612

Containers & Packaging — 0.1%

Graphic Packaging International LLC 1.51%, 4/15/2026 (a)	284	278

Packaging Corp. of America 4.05%, 12/15/2049	155	181

WRKCo, Inc.

3.00%, 9/15/2024	80	84

3.90%, 6/1/2028	35	38

		581

Diversified Consumer Services — 0.0% (b)

Pepperdine University Series 2020, 3.30%, 12/1/2059	110	117

University of Southern California Series A, 3.23%, 10/1/2120	110	112

		229

Diversified Financial Services — 0.2%

GTP Acquisition Partners I LLC 3.48%, 6/16/2025 (a)	67	70

LSEGA Financing plc (United Kingdom) 2.00%, 4/6/2028 (a)	475	469

Mitsubishi HC Capital, Inc. (Japan) 2.65%, 9/19/2022 (a)	200	202

ORIX Corp. (Japan)

2.90%, 7/18/2022	40	40

3.25%, 12/4/2024	100	105

3.70%, 7/18/2027	100	109

		995

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Telecommunication Services — 0.7%

AT&T, Inc.

2.30%, 6/1/2027	520	529

1.65%, 2/1/2028	55	54

2.25%, 2/1/2032	430	416

3.50%, 6/1/2041	154	158

3.10%, 2/1/2043	645	627

3.50%, 9/15/2053	381	384

3.55%, 9/15/2055	126	126

Deutsche Telekom International Finance BV (Germany)

4.88%, 3/6/2042 (a)	150	187

Verizon Communications, Inc.

2.10%, 3/22/2028	405	406

3.15%, 3/22/2030	40	42

1.68%, 10/30/2030	75	71

2.36%, 3/15/2032 (a)	12	12

4.50%, 8/10/2033	125	147

4.40%, 11/1/2034	209	243

4.27%, 1/15/2036	85	100

2.65%, 11/20/2040	260	247

2.99%, 10/30/2056	82	78

		3,827

Electric Utilities — 1.5%

AEP Transmission Co. LLC 3.15%, 9/15/2049	35	36

Alabama Power Co. 6.13%, 5/15/2038	62	85

Avangrid, Inc. 3.15%, 12/1/2024	72	75

Baltimore Gas and Electric Co.

3.50%, 8/15/2046	47	51

2.90%, 6/15/2050	110	109

CenterPoint Energy Houston Electric LLC

3.95%, 3/1/2048	10	12

Series AD, 2.90%, 7/1/2050	200	201

China Southern Power Grid International Finance BVI Co. Ltd. (China)

3.50%, 5/8/2027 (a)	200	214

Cleveland Electric Illuminating Co. (The)

3.50%, 4/1/2028 (a)	95	101

4.55%, 11/15/2030 (a)	65	75

Commonwealth Edison Co. 3.65%, 6/15/2046	30	33

Duke Energy Corp.

2.65%, 9/1/2026	100	103

3.40%, 6/15/2029	61	65

Duke Energy Indiana LLC 3.75%, 5/15/2046	60	67

Duke Energy Ohio, Inc. 3.70%, 6/15/2046	46	51

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Electric Utilities — continued

Duke Energy Progress LLC 3.70%, 10/15/2046	54	60

Duquesne Light Holdings, Inc.

3.62%, 8/1/2027 (a)	160	169

2.53%, 10/1/2030 (a)	210	205

Edison International 3.55%, 11/15/2024	284	297

Emera US Finance LP (Canada) 4.75%, 6/15/2046	130	153

Entergy Arkansas LLC 3.50%, 4/1/2026	22	24

Entergy Corp. 2.95%, 9/1/2026	21	22

Entergy Louisiana LLC

2.40%, 10/1/2026	59	60

3.05%, 6/1/2031	38	40

4.00%, 3/15/2033	40	45

2.90%, 3/15/2051	130	128

Entergy Mississippi LLC 3.85%, 6/1/2049	135	155

Evergy Metro, Inc.

3.15%, 3/15/2023	24	24

5.30%, 10/1/2041	50	65

4.20%, 3/15/2048	50	60

Evergy, Inc. 2.90%, 9/15/2029	170	174

Florida Power & Light Co. 5.40%, 9/1/2035	50	65

Fortis, Inc. (Canada) 3.06%, 10/4/2026	124	129

Hydro-Quebec (Canada) Series IO, 8.05%, 7/7/2024	100	117

ITC Holdings Corp.

2.70%, 11/15/2022	100	102

2.95%, 5/14/2030 (a)	100	102

Jersey Central Power & Light Co.

4.30%, 1/15/2026 (a)	40	43

6.15%, 6/1/2037	30	40

Massachusetts Electric Co. 4.00%, 8/15/2046 (a)	56	61

MidAmerican Energy Co. 3.50%, 10/15/2024	59	62

Mid-Atlantic Interstate Transmission LLC

4.10%, 5/15/2028 (a)	40	44

Nevada Power Co. Series CC, 3.70%, 5/1/2029	100	109

New England Power Co. (United Kingdom) 3.80%, 12/5/2047 (a)	45	49

NextEra Energy Capital Holdings, Inc. 3.55%, 5/1/2027	27	29

Niagara Mohawk Power Corp.

3.51%, 10/1/2024 (a)	19	20

1.96%, 6/27/2030 (a)	250	239

NRG Energy, Inc.

2.00%, 12/2/2025 (a)	185	186

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued

2.45%, 12/2/2027 (a)	210	208

4.45%, 6/15/2029 (a)	110	120

OGE Energy Corp. 0.70%, 5/26/2023	135	134

Oklahoma Gas and Electric Co. 0.55%, 5/26/2023	165	164

Oncor Electric Delivery Co. LLC

5.75%, 3/15/2029	25	31

3.10%, 9/15/2049	215	224

Pacific Gas and Electric Co.

1.75%, 6/16/2022	320	319

1.37%, 3/10/2023	305	303

1.70%, 11/15/2023	175	175

3.45%, 7/1/2025	145	150

2.95%, 3/1/2026	90	92

3.75%, 8/15/2042 (d)	33	31

4.30%, 3/15/2045	55	56

4.00%, 12/1/2046	230	223

PECO Energy Co. 2.80%, 6/15/2050	100	98

Pennsylvania Electric Co. 3.25%, 3/15/2028 (a)	19	20

Potomac Electric Power Co. 6.50%, 11/15/2037	75	108

Public Service Co. of Oklahoma Series G, 6.63%, 11/15/2037	175	246

Public Service Electric and Gas Co.

3.00%, 5/15/2025	83	87

5.38%, 11/1/2039	28	37

Southern California Edison Co.

Series C, 3.50%, 10/1/2023	53	55

Series B, 3.65%, 3/1/2028	80	86

Series 05-B, 5.55%, 1/15/2036	80	98

4.05%, 3/15/2042	100	109

Tampa Electric Co. 4.45%, 6/15/2049	100	126

Toledo Edison Co. (The) 6.15%, 5/15/2037	50	68

Union Electric Co. 2.95%, 6/15/2027	36	38

Virginia Electric and Power Co. 6.35%, 11/30/2037	70	100

		7,862

Electronic Equipment, Instruments & Components — 0.1%

Arrow Electronics, Inc.

4.50%, 3/1/2023	8	8

3.25%, 9/8/2024	44	46

3.88%, 1/12/2028	22	24

Corning, Inc.

5.35%, 11/15/2048	110	152

3.90%, 11/15/2049	174	195

		425

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Energy Equipment & Services — 0.2%

Baker Hughes Holdings LLC

3.14%, 11/7/2029	180	189

4.49%, 5/1/2030	115	131

5.13%, 9/15/2040	40	50

Halliburton Co.

3.80%, 11/15/2025	4	4

4.85%, 11/15/2035	30	35

6.70%, 9/15/2038	60	83

NOV, Inc. 3.60%, 12/1/2029	200	207

Schlumberger Finance Canada Ltd. 1.40%, 9/17/2025	300	299

Schlumberger Holdings Corp.

3.75%, 5/1/2024 (a)	55	58

3.90%, 5/17/2028 (a)	62	67

		1,123

Entertainment — 0.1%

Activision Blizzard, Inc. 1.35%, 9/15/2030	241	222

Walt Disney Co. (The) 7.30%, 4/30/2028	150	197

		419

Equity Real Estate Investment Trusts (REITs) — 2.2%

Alexandria Real Estate Equities, Inc.

3.80%, 4/15/2026	23	25

2.00%, 5/18/2032	240	228

1.88%, 2/1/2033	140	132

4.00%, 2/1/2050	125	146

American Campus Communities Operating Partnership LP

3.63%, 11/15/2027	100	107

2.85%, 2/1/2030	190	194

American Tower Corp.

5.00%, 2/15/2024	71	76

3.38%, 10/15/2026	44	47

1.50%, 1/31/2028	325	311

2.10%, 6/15/2030	150	144

1.88%, 10/15/2030	275	260

3.70%, 10/15/2049	230	245

3.10%, 6/15/2050	130	126

2.95%, 1/15/2051	85	81

Boston Properties LP

3.13%, 9/1/2023	30	31

3.20%, 1/15/2025	61	64

3.65%, 2/1/2026	67	72

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Brixmor Operating Partnership LP

3.65%, 6/15/2024	50	52

3.85%, 2/1/2025	50	53

2.25%, 4/1/2028	200	199

2.50%, 8/16/2031	105	103

Corporate Office Properties LP

2.25%, 3/15/2026	470	475

2.75%, 4/15/2031	326	324

Crown Castle International Corp.

4.00%, 3/1/2027	24	26

2.25%, 1/15/2031	295	287

Digital Realty Trust LP 3.70%, 8/15/2027	31	34

Duke Realty LP

3.25%, 6/30/2026	18	19

2.88%, 11/15/2029	95	99

Equinix, Inc.

2.90%, 11/18/2026	285	295

2.00%, 5/15/2028	463	455

Essex Portfolio LP

1.65%, 1/15/2031	200	187

2.65%, 3/15/2032	145	145

GAIF Bond Issuer Pty. Ltd. (Australia) 3.40%, 9/30/2026 (a)	79	84

Goodman US Finance Three LLC (Australia)

3.70%, 3/15/2028 (a)	43	46

Healthcare Trust of America Holdings LP

3.10%, 2/15/2030	310	320

2.00%, 3/15/2031	160	151

Healthpeak Properties, Inc.

2.13%, 12/1/2028	330	331

3.50%, 7/15/2029	132	143

3.00%, 1/15/2030	90	94

Life Storage LP

4.00%, 6/15/2029	150	166

2.20%, 10/15/2030	300	295

2.40%, 10/15/2031	125	123

Mid-America Apartments LP

3.95%, 3/15/2029	230	257

1.70%, 2/15/2031	150	143

National Retail Properties, Inc.

3.60%, 12/15/2026	58	62

4.30%, 10/15/2028	150	168

Office Properties Income Trust

4.00%, 7/15/2022	78	79

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Equity Real Estate Investment Trusts (REITs) — continued

2.40%, 2/1/2027	255	247

3.45%, 10/15/2031	130	126

Physicians Realty LP 2.63%, 11/1/2031	130	130

Prologis LP

2.25%, 4/15/2030	20	20

2.13%, 10/15/2050	150	129

Public Storage

1.95%, 11/9/2028	156	155

2.25%, 11/9/2031	131	132

Realty Income Corp.

3.88%, 7/15/2024	20	21

3.88%, 4/15/2025	60	65

3.25%, 1/15/2031	170	183

Regency Centers LP 2.95%, 9/15/2029	215	223

Sabra Health Care LP 3.20%, 12/1/2031	210	205

Safehold Operating Partnership LP 2.85%, 1/15/2032	400	392

Scentre Group Trust 1 (Australia) 3.50%, 2/12/2025 (a)	170	179

SITE Centers Corp. 3.63%, 2/1/2025	61	64

UDR, Inc.

2.95%, 9/1/2026	28	29

3.20%, 1/15/2030	150	158

3.00%, 8/15/2031	25	26

2.10%, 8/1/2032	160	152

1.90%, 3/15/2033	240	221

Ventas Realty LP

4.13%, 1/15/2026	9	10

3.25%, 10/15/2026	25	26

3.85%, 4/1/2027	49	54

Vornado Realty LP 3.50%, 1/15/2025	60	63

Welltower, Inc.

2.70%, 2/15/2027	63	66

3.10%, 1/15/2030	85	89

6.50%, 3/15/2041	125	181

WP Carey, Inc.

4.25%, 10/1/2026	245	268

2.25%, 4/1/2033	180	171

		11,289

Food & Staples Retailing — 0.4%

7-Eleven, Inc.

0.95%, 2/10/2026 (a)	170	165

1.30%, 2/10/2028 (a)	137	130

2.50%, 2/10/2041 (a)	139	128

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food & Staples Retailing — continued

Alimentation Couche-Tard, Inc. (Canada)

2.95%, 1/25/2030 (a)	90	93

3.44%, 5/13/2041 (a)	250	257

3.80%, 1/25/2050 (a)	230	249

3.63%, 5/13/2051 (a)	280	295

CVS Pass-Through Trust

7.51%, 1/10/2032 (a)	64	79

5.93%, 1/10/2034 (a)	70	83

Series 2013, 4.70%, 1/10/2036 (a)	150	169

Kroger Co. (The)

2.20%, 5/1/2030	500	498

5.40%, 7/15/2040	18	24

		2,170

Food Products — 0.4%

Bimbo Bakeries USA, Inc. (Mexico) 4.00%, 5/17/2051 (a)	290	315

Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	400	406

Campbell Soup Co. 3.13%, 4/24/2050	47	46

Cargill, Inc. 3.25%, 3/1/2023 (a)	25	26

Conagra Brands, Inc.

5.30%, 11/1/2038	35	44

5.40%, 11/1/2048	105	142

General Mills, Inc. 3.00%, 2/1/2051	100	100

McCormick & Co., Inc. 2.50%, 4/15/2030	342	346

Mead Johnson Nutrition Co. (United Kingdom) 4.13%, 11/15/2025	27	29

Smithfield Foods, Inc.

5.20%, 4/1/2029 (a)	160	183

3.00%, 10/15/2030 (a)	380	378

Tyson Foods, Inc.

4.88%, 8/15/2034	20	24

5.15%, 8/15/2044	90	116

4.55%, 6/2/2047	100	125

		2,280

Gas Utilities — 0.2%

Atmos Energy Corp.

0.63%, 3/9/2023	105	105

4.13%, 10/15/2044	50	58

4.13%, 3/15/2049	155	183

Boston Gas Co. 4.49%, 2/15/2042 (a)	22	25

Brooklyn Union Gas Co. (The) 4.27%, 3/15/2048 (a)	80	91

ONE Gas, Inc. 2.00%, 5/15/2030	200	195

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Gas Utilities — continued

Piedmont Natural Gas Co., Inc. 3.50%, 6/1/2029	200	214

Southern California Gas Co. Series XX, 2.55%, 2/1/2030	195	200

Southern Natural Gas Co. LLC

8.00%, 3/1/2032	53	74

4.80%, 3/15/2047 (a)	26	31

Southwest Gas Corp. 3.80%, 9/29/2046	44	48

		1,224

Health Care Equipment & Supplies — 0.2%

Abbott Laboratories 4.75%, 11/30/2036	130	166

Becton Dickinson and Co. 4.67%, 6/6/2047	160	202

Boston Scientific Corp.

4.00%, 3/1/2029	101	112

4.55%, 3/1/2039	100	120

DH Europe Finance II SARL 3.25%, 11/15/2039	184	196

Zimmer Biomet Holdings, Inc. 2.60%, 11/24/2031	283	284

		1,080

Health Care Providers & Services — 1.0%

Advocate Health & Hospitals Corp. Series 2020, 2.21%, 6/15/2030	130	130

Anthem, Inc.

3.30%, 1/15/2023	18	18

3.35%, 12/1/2024	70	74

4.10%, 3/1/2028	55	61

4.65%, 1/15/2043	18	22

4.65%, 8/15/2044	65	82

Ascension Health Series B, 2.53%, 11/15/2029	190	197

Children’s Hospital Series 2020, 2.93%, 7/15/2050	180	177

Cigna Corp. 4.50%, 2/25/2026	127	140

CommonSpirit Health

1.55%, 10/1/2025	145	144

2.78%, 10/1/2030	145	148

3.91%, 10/1/2050	140	156

CVS Health Corp.

4.30%, 3/25/2028	21	24

5.05%, 3/25/2048	323	422

Hackensack Meridian Health, Inc.

Series 2020, 2.68%, 9/1/2041	390	381

Series 2020, 2.88%, 9/1/2050	230	230

HCA, Inc.

5.25%, 6/15/2026	340	383

5.13%, 6/15/2039	125	154

5.50%, 6/15/2047	245	321

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — continued

Memorial Health Services 3.45%, 11/1/2049	245	270

MidMichigan Health Series 2020, 3.41%, 6/1/2050	80	85

Mount Sinai Hospitals Group, Inc. Series 2017, 3.98%, 7/1/2048	83	96

MultiCare Health System 2.80%, 8/15/2050	120	116

Providence St. Joseph Health Obligated Group Series H, 2.75%, 10/1/2026	36	38

Quest Diagnostics, Inc.

3.45%, 6/1/2026	17	18

2.80%, 6/30/2031	95	98

Texas Health Resources 2.33%, 11/15/2050	140	126

UnitedHealth Group, Inc.

4.63%, 7/15/2035	34	42

3.50%, 8/15/2039	160	178

3.25%, 5/15/2051	140	151

Universal Health Services, Inc.

2.65%, 10/15/2030 (a)	170	169

2.65%, 1/15/2032 (a)	210	206

Yale-New Haven Health Services Corp.

Series 2020, 2.50%, 7/1/2050	200	185

		5,042

Hotels, Restaurants & Leisure — 0.0% (b)

McDonald’s Corp. 4.70%, 12/9/2035	60	73

Starbucks Corp. 2.55%, 11/15/2030	170	173

		246

Household Durables — 0.0% (b)

Lennar Corp. 4.50%, 4/30/2024	95	101

Independent Power and Renewable Electricity Producers — 0.2%

Alexander Funding Trust 1.84%, 11/15/2023 (a)	200	201

Exelon Generation Co. LLC

3.40%, 3/15/2022	50	50

4.25%, 6/15/2022	38	38

3.25%, 6/1/2025	250	263

6.25%, 10/1/2039	100	125

5.75%, 10/1/2041	144	171

Southern Power Co. 5.15%, 9/15/2041	50	61

Tri-State Generation and Transmission Association, Inc. 4.25%, 6/1/2046	25	28

		937

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Industrial Conglomerates — 0.2%

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	325	388

Honeywell International, Inc. 2.50%, 11/1/2026	150	157

Roper Technologies, Inc.

1.40%, 9/15/2027	350	339

2.00%, 6/30/2030	160	154

		1,038

Insurance — 1.1%

AIA Group Ltd. (Hong Kong)

3.20%, 3/11/2025 (a)	200	208

3.90%, 4/6/2028 (a)	210	232

3.60%, 4/9/2029 (a)	200	218

American Financial Group, Inc. 3.50%, 8/15/2026	100	107

American International Group, Inc. 3.88%, 1/15/2035	180	199

Assurant, Inc. 4.20%, 9/27/2023	85	89

Athene Global Funding

0.95%, 1/8/2024 (a)	363	361

2.75%, 6/25/2024 (a)	155	160

2.50%, 1/14/2025 (a)	103	106

1.45%, 1/8/2026 (a)	370	363

2.95%, 11/12/2026 (a)	410	428

Berkshire Hathaway Finance Corp. 4.30%, 5/15/2043	62	74

Brown & Brown, Inc. 2.38%, 3/15/2031	460	448

Chubb INA Holdings, Inc.

2.88%, 11/3/2022	42	43

2.70%, 3/13/2023	120	123

CNA Financial Corp. 3.95%, 5/15/2024	44	46

Dai-ichi Life Insurance Co. Ltd. (The) (Japan) (ICE LIBOR USD 3 Month + 3.66%), 4.00%, 7/24/2026 (a) (c) (e) (f)	200	213

F&G Global Funding 1.75%, 6/30/2026 (a)	185	184

Guardian Life Insurance Co. of America (The) 4.85%, 1/24/2077 (a)	21	27

Hanover Insurance Group, Inc. (The) 2.50%, 9/1/2030	120	119

Hartford Financial Services Group, Inc. (The) 4.30%, 4/15/2043	70	82

Intact US Holdings, Inc. 4.60%, 11/9/2022	100	103

Jackson National Life Global Funding

3.88%, 6/11/2025 (a)	87	94

3.05%, 4/29/2026 (a)	104	109

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Insurance — continued

Liberty Mutual Group, Inc.

4.57%, 2/1/2029 (a)	27	31

3.95%, 10/15/2050 (a)	207	229

Lincoln National Corp.

4.20%, 3/15/2022	20	20

4.00%, 9/1/2023	50	53

Markel Corp. 3.63%, 3/30/2023	40	41

MetLife, Inc. 4.13%, 8/13/2042	28	33

New York Life Global Funding 2.35%, 7/14/2026 (a)	65	67

New York Life Insurance Co. 4.45%, 5/15/2069 (a)	105	134

Northwestern Mutual Global Funding 1.70%, 6/1/2028 (a)	195	193

Pacific Life Insurance Co. (ICE LIBOR USD 3 Month + 2.80%), 4.30%, 10/24/2067 (a) (c)	134	154

Principal Financial Group, Inc.

3.13%, 5/15/2023	30	31

3.70%, 5/15/2029	30	33

Prudential Financial, Inc. 3.91%, 12/7/2047	61	71

Prudential Insurance Co. of America (The) 8.30%, 7/1/2025 (a)	150	182

Reliance Standard Life Global Funding II 3.85%, 9/19/2023 (a)	105	110

Teachers Insurance & Annuity Association of America 4.27%, 5/15/2047 (a)	50	60

		5,578

Internet & Direct Marketing Retail — 0.2%

Amazon.com, Inc. 3.88%, 8/22/2037	80	94

eBay, Inc. 2.60%, 5/10/2031	830	838

		932

IT Services — 0.2%

CGI, Inc. (Canada) 2.30%, 9/14/2031 (a)	370	356

Fiserv, Inc.

3.20%, 7/1/2026	70	74

4.40%, 7/1/2049	65	77

Global Payments, Inc.

3.20%, 8/15/2029	236	246

4.15%, 8/15/2049	140	160

		913

Leisure Products — 0.1%

Hasbro, Inc. 3.90%, 11/19/2029	332	366

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Life Sciences Tools & Services — 0.1%

Thermo Fisher Scientific, Inc. 2.00%, 10/15/2031	330	325

Machinery — 0.1%

nVent Finance SARL (United Kingdom) 4.55%, 4/15/2028	75	83

Otis Worldwide Corp. 2.57%, 2/15/2030	280	285

Parker-Hannifin Corp.

4.45%, 11/21/2044	30	36

4.10%, 3/1/2047	21	24

Xylem, Inc. 2.25%, 1/30/2031	110	109

		537

Media — 0.8%

Charter Communications Operating LLC

3.75%, 2/15/2028	123	132

2.25%, 1/15/2029	317	309

5.38%, 4/1/2038	38	45

3.50%, 3/1/2042	195	189

4.80%, 3/1/2050	240	269

3.70%, 4/1/2051	445	431

Comcast Cable Holdings LLC 10.13%, 4/15/2022	75	77

Comcast Corp.

3.55%, 5/1/2028	66	72

4.25%, 1/15/2033	167	195

4.20%, 8/15/2034	89	105

3.90%, 3/1/2038	32	36

3.25%, 11/1/2039	130	137

3.75%, 4/1/2040	160	179

4.00%, 11/1/2049	52	60

2.89%, 11/1/2051 (a)	186	180

2.94%, 11/1/2056 (a)	101	96

2.99%, 11/1/2063 (a)	263	251

Cox Communications, Inc.

3.35%, 9/15/2026 (a)	67	71

1.80%, 10/1/2030 (a)	235	222

2.95%, 10/1/2050 (a)	180	168

Discovery Communications LLC

5.20%, 9/20/2047	80	99

4.00%, 9/15/2055	124	131

Time Warner Cable LLC

6.55%, 5/1/2037	50	65

7.30%, 7/1/2038	50	71

5.50%, 9/1/2041	100	121

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — continued

Time Warner Entertainment Co. LP 8.38%, 7/15/2033	90	131

ViacomCBS, Inc.

3.70%, 8/15/2024	46	49

4.00%, 1/15/2026	42	45

2.90%, 1/15/2027	53	55

5.85%, 9/1/2043	110	148

		4,139

Metals & Mining — 0.5%

Anglo American Capital plc (South Africa)

4.00%, 9/11/2027 (a)	200	215

Glencore Funding LLC (Australia)

4.13%, 5/30/2023 (a)	112	116

2.50%, 9/1/2030 (a)	750	727

2.63%, 9/23/2031 (a)	130	127

Nucor Corp. 2.98%, 12/15/2055	30	29

Reliance Steel & Aluminum Co. 1.30%, 8/15/2025	600	590

Steel Dynamics, Inc.

1.65%, 10/15/2027	126	123

3.45%, 4/15/2030	177	189

Teck Resources Ltd. (Canada) 6.25%, 7/15/2041	210	279

Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	130	134

		2,529

Multiline Retail — 0.1%

Dollar General Corp. 4.13%, 5/1/2028	55	61

Kohl’s Corp. 3.38%, 5/1/2031	402	409

Nordstrom, Inc. 4.25%, 8/1/2031	300	295

		765

Multi-Utilities — 0.3%

Ameren Illinois Co. 3.25%, 3/15/2050	185	197

CenterPoint Energy, Inc. 1.45%, 6/1/2026	230	226

CMS Energy Corp.

3.88%, 3/1/2024	110	115

2.95%, 2/15/2027	47	49

Consolidated Edison Co. of New York, Inc.

5.70%, 6/15/2040	38	51

4.50%, 5/15/2058	54	66

Consumers Energy Co. 3.25%, 8/15/2046	19	20

Delmarva Power & Light Co. 4.15%, 5/15/2045	50	59

Dominion Energy, Inc. Series B, 2.75%, 9/15/2022	60	61

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Multi-Utilities — continued

New York State Electric & Gas Corp. 3.25%, 12/1/2026 (a)	50	53

NiSource, Inc.

2.95%, 9/1/2029	85	88

1.70%, 2/15/2031	190	176

San Diego Gas & Electric Co. 5.35%, 5/15/2035	70	90

Southern Co. Gas Capital Corp.

2.45%, 10/1/2023	19	19

3.25%, 6/15/2026	17	18

5.88%, 3/15/2041	96	130

4.40%, 6/1/2043	42	48

3.95%, 10/1/2046	21	23

WEC Energy Group, Inc. 3.55%, 6/15/2025	11	12

		1,501

Oil, Gas & Consumable Fuels — 2.5%

APT Pipelines Ltd. (Australia)

4.20%, 3/23/2025 (a)	120	129

4.25%, 7/15/2027 (a)	73	80

Boardwalk Pipelines LP

4.80%, 5/3/2029	70	78

3.40%, 2/15/2031	170	176

BP Capital Markets America, Inc.

3.02%, 1/16/2027	35	37

2.77%, 11/10/2050	130	122

2.94%, 6/4/2051	205	197

3.00%, 3/17/2052	135	132

BP Capital Markets plc (United Kingdom)

3.51%, 3/17/2025	15	16

3.28%, 9/19/2027	259	278

Buckeye Partners LP 5.85%, 11/15/2043	100	98

Cameron LNG LLC 3.70%, 1/15/2039 (a)	188	202

Cheniere Corpus Christi Holdings LLC 3.70%, 11/15/2029	200	214

Chevron Corp.

2.41%, 3/3/2022	150	150

2.57%, 5/16/2023	200	205

Chevron USA, Inc. 3.25%, 10/15/2029	110	119

ConocoPhillips

3.75%, 10/1/2027 (a)	135	148

2.40%, 2/15/2031 (a)	130	130

Coterra Energy, Inc. 3.90%, 5/15/2027 (a)	235	253

Diamondback Energy, Inc.

4.75%, 5/31/2025	550	602

3.25%, 12/1/2026	145	153

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Eastern Gas Transmission & Storage, Inc. 3.90%, 11/15/2049 (a)	137	152

Ecopetrol SA (Colombia)

5.88%, 9/18/2023	28	30

4.13%, 1/16/2025	33	34

5.38%, 6/26/2026	39	40

Enable Midstream Partners LP

4.95%, 5/15/2028	40	44

4.15%, 9/15/2029	102	109

Energy Transfer LP

4.75%, 1/15/2026	242	265

3.90%, 7/15/2026	24	26

5.50%, 6/1/2027	90	103

6.05%, 6/1/2041	100	122

6.10%, 2/15/2042	60	73

6.00%, 6/15/2048	235	292

Eni USA, Inc. (Italy) 7.30%, 11/15/2027	50	63

Enterprise Products Operating LLC

3.90%, 2/15/2024	25	26

3.70%, 2/15/2026	38	41

7.55%, 4/15/2038	86	128

4.45%, 2/15/2043	87	99

5.10%, 2/15/2045	16	20

3.20%, 2/15/2052	50	49

4.95%, 10/15/2054	6	8

EQM Midstream Partners LP 5.50%, 7/15/2028	130	142

EQT Corp. 3.90%, 10/1/2027	60	64

Equinor ASA (Norway)

3.25%, 11/10/2024	23	24

2.88%, 4/6/2025	145	152

Exxon Mobil Corp. 3.00%, 8/16/2039	405	410

Flex Intermediate Holdco LLC

3.36%, 6/30/2031 (a)	355	356

4.32%, 12/30/2039 (a)	130	134

Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) 2.94%, 9/30/2040 (a)	250	249

Gray Oak Pipeline LLC

2.00%, 9/15/2023 (a)	135	136

2.60%, 10/15/2025 (a)	165	165

3.45%, 10/15/2027 (a)	372	389

Hess Corp. 6.00%, 1/15/2040	67	85

HollyFrontier Corp.

2.63%, 10/1/2023	255	260

5.88%, 4/1/2026	138	155

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Lundin Energy Finance BV (Netherlands)

2.00%, 7/15/2026 (a)	200	199

3.10%, 7/15/2031 (a)	200	201

Magellan Midstream Partners LP

3.20%, 3/15/2025	14	14

6.40%, 5/1/2037	70	91

Marathon Petroleum Corp. 4.70%, 5/1/2025	156	170

MPLX LP

4.50%, 7/15/2023	213	222

4.80%, 2/15/2029	261	298

NGPL PipeCo LLC 3.25%, 7/15/2031 (a)	215	218

ONEOK Partners LP

3.38%, 10/1/2022	8	8

5.00%, 9/15/2023	72	76

6.65%, 10/1/2036	15	20

ONEOK, Inc. 2.20%, 9/15/2025	250	253

Phillips 66 Partners LP

3.15%, 12/15/2029	95	99

4.90%, 10/1/2046	37	45

Pioneer Natural Resources Co. 1.90%, 8/15/2030	270	256

Plains All American Pipeline LP

4.65%, 10/15/2025	235	256

5.15%, 6/1/2042	120	132

4.30%, 1/31/2043	30	30

4.70%, 6/15/2044	110	117

Sabine Pass Liquefaction LLC

5.63%, 3/1/2025	235	261

5.00%, 3/15/2027	450	505

Spectra Energy Partners LP 4.50%, 3/15/2045	25	29

Suncor Energy, Inc. (Canada)

5.95%, 12/1/2034	60	77

6.80%, 5/15/2038	145	202

Texas Eastern Transmission LP 3.50%, 1/15/2028 (a)	15	16

TotalEnergies Capital International SA (France)

2.99%, 6/29/2041	350	354

3.46%, 7/12/2049	145	157

3.13%, 5/29/2050	260	267

TransCanada PipeLines Ltd. (Canada)

6.20%, 10/15/2037	70	95

4.75%, 5/15/2038	80	96

Valero Energy Corp.

2.15%, 9/15/2027	210	210

7.50%, 4/15/2032	14	19

		12,957

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Personal Products — 0.1%

Estee Lauder Cos., Inc. (The)

2.60%, 4/15/2030	404	419

3.13%, 12/1/2049	150	164

		583

Pharmaceuticals — 0.8%

AstraZeneca plc (United Kingdom)

6.45%, 9/15/2037	50	74

4.00%, 9/18/2042	40	48

2.13%, 8/6/2050	140	123

Bristol-Myers Squibb Co.

3.90%, 2/20/2028	100	111

4.13%, 6/15/2039	114	135

2.35%, 11/13/2040	175	166

5.00%, 8/15/2045	126	167

4.55%, 2/20/2048	60	77

Mylan, Inc.

3.13%, 1/15/2023 (a)	25	26

5.40%, 11/29/2043	21	25

Royalty Pharma plc

0.75%, 9/2/2023	240	239

1.20%, 9/2/2025	98	96

1.75%, 9/2/2027	135	133

2.15%, 9/2/2031	58	55

3.30%, 9/2/2040	195	194

3.55%, 9/2/2050	200	199

Shire Acquisitions Investments Ireland DAC

2.88%, 9/23/2023	83	85

3.20%, 9/23/2026	234	249

Takeda Pharmaceutical Co. Ltd. (Japan)

3.03%, 7/9/2040	545	554

3.18%, 7/9/2050	225	227

Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	210	226

Viatris, Inc. 2.30%, 6/22/2027	589	592

Zoetis, Inc. 2.00%, 5/15/2030	170	168

		3,969

Professional Services — 0.1%

IHS Markit Ltd. 4.25%, 5/1/2029	346	394

Real Estate Management & Development — 0.0% (b)

Ontario Teachers’ Cadillac Fairview Properties Trust (Canada) 3.13%, 3/20/2022 (a)	200	201

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Road & Rail — 0.4%

Burlington Northern Santa Fe LLC

5.75%, 5/1/2040	85	118

5.40%, 6/1/2041	126	170

4.38%, 9/1/2042	25	30

5.15%, 9/1/2043	77	103

4.70%, 9/1/2045	35	45

CSX Corp.

5.50%, 4/15/2041	50	67

4.75%, 11/15/2048	108	138

3.35%, 9/15/2049	10	11

ERAC USA Finance LLC

7.00%, 10/15/2037 (a)	160	236

5.63%, 3/15/2042 (a)	12	16

JB Hunt Transport Services, Inc.

3.85%, 3/15/2024	70	73

3.88%, 3/1/2026	85	93

Kansas City Southern 4.70%, 5/1/2048	197	245

Norfolk Southern Corp.

3.95%, 10/1/2042	70	80

4.05%, 8/15/2052	40	48

Penske Truck Leasing Co. LP

3.95%, 3/10/2025 (a)	25	27

3.40%, 11/15/2026 (a)	25	26

4.20%, 4/1/2027 (a)	75	83

Triton Container International Ltd. (Bermuda)

1.15%, 6/7/2024 (a)	270	267

Union Pacific Corp. 4.10%, 9/15/2067	150	182

		2,058

Semiconductors & Semiconductor Equipment — 0.8%

Analog Devices, Inc. 2.80%, 10/1/2041	227	230

Broadcom, Inc.

1.95%, 2/15/2028 (a)	592	586

4.11%, 9/15/2028	98	107

3.14%, 11/15/2035 (a)	378	381

3.19%, 11/15/2036 (a)	370	369

Intel Corp. 3.10%, 2/15/2060	50	50

KLA Corp. 3.30%, 3/1/2050	150	160

Microchip Technology, Inc.

0.97%, 2/15/2024	330	327

0.98%, 9/1/2024 (a)	370	363

NXP BV (China)

2.50%, 5/11/2031 (a)	360	360

3.25%, 5/11/2041 (a)	370	378

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued

Xilinx, Inc. 2.38%, 6/1/2030	623	631

		3,942

Software — 0.6%

Citrix Systems, Inc. 1.25%, 3/1/2026	95	93

Microsoft Corp.

2.65%, 11/3/2022	160	162

2.00%, 8/8/2023	125	127

3.50%, 2/12/2035	68	78

3.45%, 8/8/2036	60	69

2.92%, 3/17/2052	65	69

3.04%, 3/17/2062	40	43

Oracle Corp.

2.50%, 5/15/2022	52	52

2.40%, 9/15/2023	101	103

2.30%, 3/25/2028	370	369

4.30%, 7/8/2034	23	25

3.90%, 5/15/2035	93	100

3.85%, 7/15/2036	107	113

3.60%, 4/1/2040	450	452

3.65%, 3/25/2041	300	303

4.00%, 7/15/2046	110	114

VMware, Inc.

2.95%, 8/21/2022	101	102

1.40%, 8/15/2026	404	397

4.65%, 5/15/2027	135	152

		2,923

Specialty Retail — 0.2%

AutoZone, Inc. 1.65%, 1/15/2031	180	169

Home Depot, Inc. (The) 3.90%, 12/6/2028	110	124

Lowe’s Cos., Inc.

1.70%, 10/15/2030	430	409

2.63%, 4/1/2031	105	107

O’Reilly Automotive, Inc.

3.55%, 3/15/2026	80	86

3.60%, 9/1/2027	49	53

		948

Technology Hardware, Storage & Peripherals — 0.2%

Apple, Inc.

2.45%, 8/4/2026	74	77

3.45%, 2/9/2045	82	92

3.85%, 8/4/2046	117	139

3.75%, 9/12/2047	140	163

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Technology Hardware, Storage & Peripherals — continued

Dell International LLC

5.45%, 6/15/2023	32	34

6.02%, 6/15/2026	522	603

HP, Inc. 3.00%, 6/17/2027	160	168

		1,276

Thrifts & Mortgage Finance — 0.2%

BPCE SA (France)

4.63%, 7/11/2024 (a)	200	214

1.00%, 1/20/2026 (a)	305	294

(SOFR + 1.52%), 1.65%, 10/6/2026 (a) (c)	250	247

(SOFR + 1.31%), 2.28%, 1/20/2032 (a) (c)	250	241

Nationwide Building Society (United Kingdom) 1.00%, 8/28/2025 (a)	200	195

		1,191

Tobacco — 0.3%

Altria Group, Inc. 2.45%, 2/4/2032	410	389

BAT Capital Corp. (United Kingdom)

2.26%, 3/25/2028	210	205

4.39%, 8/15/2037	250	264

3.73%, 9/25/2040	140	134

4.54%, 8/15/2047	60	63

3.98%, 9/25/2050	220	211

BAT International Finance plc (United Kingdom) 1.67%, 3/25/2026	160	157

		1,423

Trading Companies & Distributors — 0.3%

Air Lease Corp.

2.30%, 2/1/2025	245	248

3.25%, 3/1/2025	48	50

3.38%, 7/1/2025	378	394

2.88%, 1/15/2026	160	165

3.25%, 10/1/2029	220	225

Aviation Capital Group LLC

3.88%, 5/1/2023 (a)	100	103

5.50%, 12/15/2024 (a)	174	190

International Lease Finance Corp.

8.63%, 1/15/2022	70	70

5.88%, 8/15/2022	150	155

WW Grainger, Inc. 4.60%, 6/15/2045	77	99

		1,699

Transportation Infrastructure — 0.1%

Sydney Airport Finance Co. Pty. Ltd. (Australia)

3.38%, 4/30/2025 (a)	360	377

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Water Utilities — 0.1%

American Water Capital Corp.

3.45%, 6/1/2029	35	38

4.00%, 12/1/2046	52	60

3.45%, 5/1/2050	225	239

		337

Wireless Telecommunication Services — 0.5%

America Movil SAB de CV (Mexico)

3.63%, 4/22/2029	200	216

4.38%, 4/22/2049	200	243

T-Mobile USA, Inc.

3.75%, 4/15/2027	460	498

2.05%, 2/15/2028	370	367

3.88%, 4/15/2030	850	930

Vodafone Group plc (United Kingdom)

5.25%, 5/30/2048	64	83

4.88%, 6/19/2049	255	322

		2,659

Total Corporate Bonds (Cost $156,265)		161,010

U.S. Treasury Obligations — 22.6%

U.S. Treasury Bonds

3.50%, 2/15/2039	900	1,129

4.25%, 5/15/2039	945	1,296

1.13%, 5/15/2040	1,220	1,069

3.88%, 8/15/2040	1,975	2,603

1.88%, 2/15/2041	1,110	1,099

2.25%, 5/15/2041	3,485	3,660

2.00%, 11/15/2041	205	207

3.13%, 11/15/2041	950	1,142

2.75%, 8/15/2042	1,800	2,051

2.75%, 11/15/2042	2,345	2,673

3.13%, 2/15/2043	500	603

2.88%, 5/15/2043	1,590	1,848

3.63%, 8/15/2043	350	454

3.75%, 11/15/2043	514	680

3.63%, 2/15/2044	645	839

3.38%, 5/15/2044	1,000	1,259

3.00%, 11/15/2044	663	791

2.50%, 2/15/2045	2,000	2,199

2.88%, 8/15/2045	570	669

3.00%, 11/15/2045	1,000	1,201

2.25%, 8/15/2046	3,104	3,282

3.00%, 2/15/2048	90	110

3.13%, 5/15/2048	176	220

2.88%, 5/15/2049	160	193

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — continued

2.25%, 8/15/2049	1,095	1,172

2.38%, 11/15/2049	1,365	1,499

2.00%, 2/15/2050	645	655

1.25%, 5/15/2050	180	153

1.38%, 8/15/2050	140	123

1.63%, 11/15/2050	2,240	2,087

1.88%, 2/15/2051	3,795	3,754

2.38%, 5/15/2051	1,100	1,215

1.88%, 11/15/2051	1,520	1,508

U.S. Treasury Inflation Indexed Bonds

3.63%, 4/15/2028	300	681

2.50%, 1/15/2029	100	165

U.S. Treasury Notes

1.38%, 1/31/2022	9,000	9,010

1.75%, 2/28/2022	3,300	3,309

1.63%, 8/31/2022	1,000	1,009

1.75%, 9/30/2022	150	152

1.50%, 2/28/2023	525	531

1.75%, 5/15/2023	3,079	3,130

2.75%, 5/31/2023	46	47

2.50%, 8/15/2023	600	618

1.38%, 8/31/2023	700	708

1.63%, 10/31/2023	2,000	2,034

2.13%, 2/29/2024	94	97

2.50%, 5/15/2024	30	31

2.00%, 6/30/2024	10	10

2.25%, 11/15/2024	112	116

1.75%, 12/31/2024	2,766	2,829

2.00%, 2/15/2025	1,000	1,030

2.88%, 4/30/2025	146	155

2.13%, 5/15/2025	575	595

2.88%, 5/31/2025	318	337

2.00%, 8/15/2025	729	751

2.25%, 11/15/2025	610	635

0.38%, 1/31/2026	650	629

1.63%, 2/15/2026	59	60

0.50%, 2/28/2026	4,645	4,513

2.50%, 2/28/2026	160	168

0.75%, 4/30/2026	100	98

0.88%, 6/30/2026	3,965	3,902

1.50%, 8/15/2026	28	28

2.00%, 11/15/2026	84	87

1.75%, 12/31/2026	2,082	2,131

2.25%, 2/15/2027	293	307

0.38%, 9/30/2027	1,160	1,098

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

2.75%, 2/15/2028	65	70

1.25%, 3/31/2028	2,475	2,453

2.88%, 5/15/2028	991	1,079

1.25%, 6/30/2028	2,205	2,182

1.00%, 7/31/2028	3,000	2,921

1.75%, 11/15/2029	265	272

1.50%, 2/15/2030	129	130

0.63%, 8/15/2030	280	261

0.88%, 11/15/2030	2,050	1,949

1.63%, 5/15/2031	175	177

1.38%, 11/15/2031	105	104

U.S. Treasury STRIPS Bonds

3.03%, 2/15/2022 (g)	720	720

2.86%, 5/15/2022 (g)	760	760

3.32%, 8/15/2022 (g)	75	75

1.95%, 11/15/2022 (g)	750	748

3.15%, 2/15/2023 (g)	2,690	2,676

2.81%, 5/15/2023 (g)	2,420	2,403

2.32%, 8/15/2023 (g)	1,890	1,872

2.83%, 11/15/2023 (g)	173	171

1.74%, 2/15/2024 (g)	327	322

3.53%, 11/15/2024 (g)	110	107

3.99%, 2/15/2025 (g)	50	48

5.52%, 5/15/2026 (g)	100	95

3.71%, 8/15/2026 (g)	23	22

3.89%, 11/15/2026 (g)	250	235

4.45%, 2/15/2027 (g)	300	280

3.96%, 5/15/2027 (g)	725	674

3.50%, 8/15/2027 (g)	250	231

4.33%, 11/15/2027 (g)	710	653

3.24%, 2/15/2028 (g)	27	25

3.14%, 5/15/2028 (g)	140	128

8.17%, 8/15/2028 (g)	50	45

4.43%, 2/15/2029 (g)	658	590

1.60%, 8/15/2029 (g)	3,400	3,020

4.23%, 11/15/2029 (g)	200	177

5.23%, 5/15/2030 (g)	300	263

4.26%, 8/15/2030 (g)	300	262

3.88%, 11/15/2030 (g)	500	434

4.89%, 2/15/2031 (g)	350	302

4.25%, 5/15/2031 (g)	275	236

3.54%, 11/15/2031 (g)	760	646

4.04%, 2/15/2032 (g)	350	296

4.61%, 11/15/2032 (g)	800	664

4.07%, 2/15/2033 (g)	400	330

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
U.S. Treasury Obligations — continued

4.25%, 5/15/2033 (g)	1,175		964

6.96%, 8/15/2033 (g)	100		82

4.77%, 11/15/2033 (g)	1,025		831

4.21%, 2/15/2034 (g)	775		625

3.59%, 11/15/2034 (g)	50		40

3.47%, 2/15/2035 (g)	65		51

3.85%, 5/15/2035 (g)	250		196

2.48%, 11/15/2041 (g)	100		66

Total U.S. Treasury Obligations (Cost $114,827)			118,407

Mortgage-Backed Securities — 17.7%

FHLMC

Pool # 611141, ARM, 2.23%, 1/1/2027 (h)	10		10

Pool # 846812, ARM, 2.37%, 4/1/2030 (h)	2		2

Pool # 1B1665, ARM, 2.07%, 4/1/2034 (h)	11		12

Pool # 1B2844, ARM, 1.96%, 3/1/2035 (h)	18		18

Pool # 1B3209, ARM, 2.08%, 1/1/2037 (h)	9		9

FHLMC Gold Pools, 30 Year

Pool # G00981, 8.50%, 7/1/2028	1		1

Pool # C00785, 6.50%, 6/1/2029	6		7

Pool # C01292, 6.00%, 2/1/2032	4		4

Pool # A13625, 5.50%, 10/1/2033	23		26

Pool # A28796, 6.50%, 11/1/2034	7		8

Pool # A46417, 7.00%, 4/1/2035	31		36

Pool # V83115, 4.50%, 3/1/2047	564		610

Pool # Q48338, 4.50%, 5/1/2047	41		45

Pool # G61060, 4.50%, 6/1/2047	840		908

FHLMC Gold Pools, Other

Pool # P20570, 7.00%, 7/1/2029	28		30

Pool # U80265, 3.50%, 4/1/2033	251		268

Pool # U90690, 3.50%, 6/1/2042	228		245

Pool # U90975, 4.00%, 6/1/2042	98		106

Pool # U99134, 4.00%, 1/1/2046	168		183

FHLMC UMBS, 30 Year

Pool # RA2008, 4.00%, 1/1/2050	375		404

Pool # QB1284, 3.50%, 7/1/2050	689		725

Pool # QB1248, 4.00%, 7/1/2050	706		763

FNMA

Pool # 303532, ARM, 3.85%, 3/1/2029 (h)	—	(i)	—	(i)

Pool # 745446, ARM, 2.39%, 4/1/2033 (h)	12		12

Pool # 722985, ARM, 2.15%, 7/1/2033 (h)	13		13

Pool # 766610, ARM, 1.96%, 1/1/2034 (h)	11		11

Pool # 735332, ARM, 2.27%, 8/1/2034 (h)	26		27

Pool # 735740, ARM, 1.80%, 10/1/2034 (h)	16		16

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Pool # 810896, ARM, 1.68%, 1/1/2035 (h)	44		45

Pool # 823660, ARM, 1.97%, 5/1/2035 (h)	22		23

FNMA UMBS, 15 Year

Pool # 899316, 5.50%, 4/1/2022	—	(i)	—	(i)

Pool # 928637, 6.00%, 9/1/2022	—	(i)	—	(i)

Pool # 949415, 4.50%, 3/1/2023	1		1

Pool # 962871, 4.50%, 5/1/2023	2		2

FNMA UMBS, 20 Year

Pool # 254305, 6.50%, 5/1/2022	—	(i)	–	(i)

Pool # 555791, 6.50%, 12/1/2022	—	(i)	–	(i)

Pool # 762498, 5.00%, 11/1/2023	23		25

Pool # 255609, 4.50%, 1/1/2025	4		4

Pool # FM1345, 4.50%, 11/1/2038	662		715

FNMA UMBS, 30 Year

Pool # 250375, 6.50%, 9/1/2025	1		1

Pool # 689977, 8.00%, 3/1/2027	8		8

Pool # 755973, 8.00%, 11/1/2028	15		16

Pool # 252211, 6.00%, 1/1/2029	1		1

Pool # 524949, 7.50%, 3/1/2030	5		5

Pool # 622534, 3.00%, 9/1/2031	93		96

Pool # 788150, 6.00%, 3/1/2032	13		14

Pool # 545639, 6.50%, 4/1/2032	26		30

Pool # 674349, 6.00%, 3/1/2033	5		5

Pool # AD0755, 7.00%, 6/1/2035	346		403

Pool # 833039, 5.00%, 9/1/2035	15		17

Pool # 745932, 6.50%, 11/1/2036	32		36

Pool # 944831, 5.50%, 2/1/2038	4		5

Pool # 961799, 5.50%, 3/1/2038	2		2

Pool # 985558, 5.50%, 6/1/2038	1		1

Pool # AL3438, 6.50%, 10/1/2038	306		341

Pool # AA4236, 4.50%, 4/1/2039	116		127

Pool # 935241, 4.50%, 5/1/2039	4		4

Pool # MA2535, 4.50%, 2/1/2046	190		206

Pool # BH4683, 4.00%, 6/1/2047	281		306

Pool # BH4684, 4.00%, 6/1/2047	240		259

Pool # BH4685, 4.00%, 6/1/2047	238		259

Pool # BK9030, 5.00%, 10/1/2048	504		550

Pool # BM5430, 5.00%, 1/1/2049	423		474

Pool # BN5899, 5.00%, 2/1/2049	80		87

Pool # BK8745, 4.50%, 4/1/2049	305		327

Pool # BN4707, 5.00%, 4/1/2049	366		404

Pool # FM1939, 4.50%, 5/1/2049	255		273

Pool # CA3713, 5.00%, 6/1/2049	251		274

Pool # BN6475, 4.00%, 7/1/2049	121		129

Pool # BO2170, 4.00%, 7/1/2049	217		231

Pool # BO2305, 4.00%, 7/1/2049	79		84

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # BK8758, 4.50%, 7/1/2049	378	412

Pool # BO5625, 3.50%, 8/1/2049	675	727

Pool # BP4357, 3.00%, 2/1/2050	877	938

Pool # BU1805, 2.50%, 12/1/2051	1,540	1,579

FNMA, 30 Year

Pool # 506427, 9.00%, 4/1/2025	6	6

Pool # 535442, 8.50%, 6/1/2030	1	1

FNMA, Other

Pool # AM1619, 2.34%, 12/1/2022	232	234

Pool # AM2747, 2.50%, 4/1/2023	500	507

Pool # AM3244, 2.52%, 5/1/2023	1,000	1,016

Pool # AM3851, 3.02%, 7/1/2023	1,000	1,023

Pool # AN0029, 3.10%, 9/1/2025	950	1,005

Pool # AM4660, 3.77%, 12/1/2025	285	309

Pool # AN0890, 2.63%, 3/1/2026	466	485

Pool # AM6381, 3.29%, 8/1/2026	977	1,045

Pool # AM7321, 3.12%, 11/1/2026	930	992

Pool # AM7515, 3.34%, 2/1/2027	1,000	1,078

Pool # AN1600, 2.59%, 6/1/2028	843	885

Pool # AN9686, 3.52%, 6/1/2028	500	557

Pool # 109452, 3.64%, 8/1/2028	955	959

Pool # 405220, 6.00%, 9/1/2028	3	4

Pool # BL5798, 2.47%, 12/1/2028	1,241	1,294

Pool # BL1040, 3.81%, 12/1/2028	300	340

Pool # BL4435, 2.42%, 10/1/2029	700	732

Pool # AN6846, 2.93%, 10/1/2029	1,100	1,188

Pool # BL4333, 2.52%, 11/1/2029	1,079	1,135

Pool # BS0448, 1.27%, 12/1/2029	1,281	1,236

Pool # AN9976, 3.96%, 2/1/2030	1,200	1,382

Pool # BL6267, 2.01%, 4/1/2030	1,350	1,367

Pool # AM8692, 3.03%, 4/1/2030	650	704

Pool # AM8544, 3.08%, 4/1/2030	467	507

Pool # BL6386, 2.02%, 8/1/2030	1,059	1,075

Pool # BL9251, 1.45%, 10/1/2030	1,200	1,166

Pool # BL9645, 1.50%, 1/1/2031	1,100	1,072

Pool # BL9627, 1.56%, 1/1/2031	1,300	1,274

Pool # BS4313, IO, 1.98%, 1/1/2032 (j)	1,985	2,005

Pool # 754922, 5.50%, 9/1/2033	23	25

Pool # 847108, 6.50%, 10/1/2035	54	58

Pool # AL9678, 4.00%, 2/1/2036	670	719

Pool # AN1330, 3.19%, 3/1/2036	996	1,085

Pool # 257172, 5.50%, 4/1/2038	3	3

Pool # AO9352, 4.00%, 7/1/2042	147	161

Pool # MA1125, 4.00%, 7/1/2042	157	171

Pool # MA1178, 4.00%, 9/1/2042	83	90

Pool # MA1437, 3.50%, 5/1/2043	271	291

Pool # AL6167, 3.50%, 1/1/2044	295	317

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Pool # MA2545, 3.50%, 2/1/2046	541		580

Pool # MA2793, 3.50%, 10/1/2046	210		227

Pool # BF0230, 5.50%, 1/1/2058	1,515		1,783

Pool # BF0464, 3.50%, 3/1/2060	988		1,069

Pool # BF0497, 3.00%, 7/1/2060	831		876

FNMA/FHLMC UMBS, Single Family, 30 Year TBA, 2.50%, 2/25/2052 (j)	19,405		19,748

GNMA I, 30 Year

Pool # 326977, 7.50%, 5/15/2023	1		1

Pool # 359588, 7.50%, 6/15/2023	—	(i)	—	(i)

Pool # 782507, 9.50%, 10/15/2024	—	(i)	—	(i)

Pool # 405535, 7.00%, 12/15/2025	—	(i)	—	(i)

Pool # 412336, 8.00%, 10/15/2027	1		1

Pool # 451507, 8.00%, 10/15/2027	2		2

Pool # 412369, 7.00%, 11/15/2027	1		1

Pool # 467705, 6.50%, 3/15/2028	1		1

Pool # 472679, 7.00%, 6/15/2028	2		2

Pool # 486537, 7.50%, 9/15/2028	2		2

Pool # 781614, 7.00%, 6/15/2033	4		5

Pool # 617653, 6.00%, 5/15/2037	28		31

Pool # 678574, 5.50%, 6/15/2038	569		658

Pool # 681554, 5.50%, 7/15/2038	530		614

Pool # 678169, 5.50%, 9/15/2038	337		390

Pool # 681568, 5.50%, 9/15/2038	557		646

Pool # 694458, 6.00%, 10/15/2038	5		6

Pool # 782510, 6.50%, 12/15/2038	15		17

GNMA II Pool # CE5524, ARM, 1.98%, 8/20/2071 (h)	1,047		1,137

GNMA II, 30 Year

Pool # 2006, 8.50%, 5/20/2025	—	(i)	—	(i)

Pool # 2324, 8.00%, 11/20/2026	11		12

Pool # 2341, 7.50%, 12/20/2026	1		1

Pool # 2362, 8.00%, 1/20/2027	1		1

Pool # BJ9823, 3.75%, 4/20/2048	1,481		1,611

Pool # BP4337, 4.50%, 9/20/2049	614		669

Pool # BP5551, 4.50%, 9/20/2049	640		697

Pool # BR0553, 4.50%, 2/20/2050	495		544

Pool # BS7393, 4.00%, 3/20/2050	596		636

Pool # BT8093, 3.50%, 4/20/2050	1,083		1,155

Pool # BS7411, 4.00%, 4/20/2050	1,154		1,236

Pool # BT4341, 3.00%, 7/20/2050	1,363		1,438

Pool # MA7534, 2.50%, 8/20/2051	10,592		10,861

Pool # MA7649, 2.50%, 10/20/2051	2,541		2,605

GNMA II, Other Pool # AD0018, 3.75%, 12/20/2032	95		102

Total Mortgage-Backed Securities (Cost $91,740)			92,813

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — 11.0%

Air Canada Pass-Through Trust (Canada)

Series 2013-1, Class A, 4.13%, 5/15/2025 (a)	93	96

Series 2015-1, Class A, 3.60%, 3/15/2027 (a)	72	72

Series 2017-1, Class AA, 3.30%, 1/15/2030 (a)	220	223

Series 2017-1, Class A, 3.55%, 1/15/2030 (a)	157	153

American Airlines Pass-Through Trust

Series 2014-1, Class A, 3.70%, 10/1/2026	31	32

Series 2016-3, Class AA, 3.00%, 10/15/2028	183	182

Series 2017-1, Class AA, 3.65%, 2/15/2029	126	131

American Homes 4 Rent

Series 2015-SFR1, Class D, 4.41%, 4/17/2052 ‡ (a)	380	395

Series 2015-SFR1, Class E, 5.64%, 4/17/2052 ‡ (a)	100	107

American Homes 4 Rent Trust

Series 2014-SFR2, Class A, 3.79%, 10/17/2036 (a)	393	408

Series 2014-SFR2, Class C, 4.71%, 10/17/2036 ‡ (a)	200	210

Series 2014-SFR3, Class A, 3.68%, 12/17/2036 (a)	218	228

Series 2014-SFR3, Class E, 6.42%, 12/17/2036 ‡ (a)	200	216

Series 2015-SFR2, Class C, 4.69%, 10/17/2052 ‡ (a)	200	214

American Tower Trust #1

REIT, 3.07%, 3/15/2023 (a)	80	80

REIT, 3.65%, 3/23/2028 (a)	160	168

AMSR Trust

Series 2020-SFR1, Class E, 3.22%, 4/17/2037 (a)	850	854

Series 2020-SFR2, Class C, 2.53%, 7/17/2037 ‡ (a)	1,000	1,000

Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 (a)	750	745

Series 2020-SFR4, Class C, 1.86%, 11/17/2037 ‡ (a)	1,000	978

British Airways Pass-Through Trust (United Kingdom)

Series 2018-1, Class AA, 3.80%, 9/20/2031 (a)	68	71

Series 2018-1, Class A, 4.13%, 9/20/2031 (a)	92	93

Series 2019-1, Class AA, 3.30%, 12/15/2032 (a)	141	145

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Business Jet Securities LLC

Series 2019-1, Class A, 4.21%, 7/15/2034 (a)	350	352

Series 2020-1A, Class A, 2.98%, 11/15/2035 (a)	792	790

Series 2021-1A, Class A, 2.16%, 4/15/2036 (a)	817	803

Camillo Issuer LLC Series 2016-SFR, Class 1-A-1, 5.00%, 12/5/2023 ‡	353	362

Cars Net Lease Mortgage Notes Series 2020-1A, Class A3, 3.10%, 12/15/2050 (a)	159	160

Carvana Auto Receivables Trust

Series 2019-2A, Class C, 3.00%, 6/17/2024 (a)	675	680

Series 2019-3A, Class C, 2.71%, 10/15/2024 (a)	875	883

Series 2019-4A, Class D, 3.07%, 7/15/2025 (a)	940	962

Series 2020-N1A, Class D, 3.43%, 1/15/2026 (a)	1,000	1,025

CIG Auto Receivables Trust Series 2020-1A, Class C, 1.75%, 1/12/2026 (a)	1,000	1,004

Consumer Receivables Asset Investment Trust Series 2021-1, Class A1X, 3.22%, 3/24/2023 (a) (h)	1,670	1,665

CoreVest American Finance Trust

Series 2019-2, Class D, 4.22%, 6/15/2052 ‡ (a)	500	523

Series 2019-3, Class B, 3.16%, 10/15/2052 ‡ (a)	700	727

Series 2020-3, Class B, 2.20%, 8/15/2053 ‡ (a)	810	769

Credit Acceptance Auto Loan Trust Series 2020-1A, Class B, 2.39%, 4/16/2029 (a)	645	654

Credit Suisse ABS Trust Series 2020-AT1, Class A, 2.61%, 10/15/2026 (a)	486	491

Crown Castle Towers LLC 3.66%, 5/15/2025 (a)	60	62

CWABS, Inc. Asset-Backed Certificates

Series 2004-1, Class M1, 0.85%, 3/25/2034 ‡ (h)	6	6

Series 2004-1, Class M2, 0.93%, 3/25/2034 ‡ (h)	5	5

Series 2004-1, Class 3A, 0.66%, 4/25/2034 ‡ (h)	1	1

DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (a)	650	637

Delta Air Lines Pass-Through Trust Series 2015-1, Class AA, 3.63%, 7/30/2027	296	311

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Drive Auto Receivables Trust

Series 2017-3, Class D, 3.53%, 12/15/2023 (a)	17	17

Series 2019-4, Class C, 2.51%, 11/17/2025	293	295

Series 2019-1, Class D, 4.09%, 6/15/2026	170	174

Series 2020-2, Class D, 3.05%, 5/15/2028	1,000	1,026

DT Auto Owner Trust

Series 2019-4A, Class C, 2.73%, 7/15/2025 (a)	604	609

Series 2020-2A, Class B, 2.08%, 3/16/2026 (a)	850	855

Exeter Automobile Receivables Trust

Series 2019-4A, Class C, 2.44%, 9/16/2024 (a)	312	313

Series 2019-3A, Class D, 3.11%, 8/15/2025 (a)	590	603

Series 2019-4A, Class D, 2.58%, 9/15/2025 (a)	1,315	1,337

FirstKey Homes Trust

Series 2020-SFR1, Class D, 2.24%, 8/17/2037 ‡ (a)	800	790

Series 2020-SFR1, Class E, 2.79%, 8/17/2037 ‡ (a)	500	500

Series 2020-SFR2, Class E, 2.67%, 10/19/2037 ‡ (a)	850	846

FNMA, Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027	427	451

Foundation Finance Trust Series 2020-1A, Class A, 3.54%, 7/16/2040 (a)	473	486

FREED ABS Trust Series 2020-FP1, Class B, 3.06%, 3/18/2027 ‡ (a)	698	701

Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 3/17/2031 (a)	5	5

Goodgreen Series 2019-2A, Class A, 2.76%, 4/15/2055 (a)	309	311

Goodgreen Trust

Series 2017-1A, Class A, 3.74%, 10/15/2052 (a)	42	43

Series 2017-2A, Class A, 3.26%, 10/15/2053 (a)	172	175

HERO (Cayman Islands) Series 2018-1ASI, Class A, 4.00%, 9/20/2047 (a)	19	18

HERO Funding (Cayman Islands) Series 2017-3A, Class A2, 3.95%, 9/20/2048 (a)	124	128

HERO Funding Trust (Cayman Islands)

Series 2016-3A, Class A1, 3.08%, 9/20/2042 (a)	30	30

Series 2017-1A, Class A2, 4.46%, 9/20/2047 (a)	91	95

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (a)	50		51

Lakeview CDO LLC 1.83%, 11/10/2032 ‡ (h)	24		24

Long Beach Mortgage Loan Trust

Series 2003-4, Class M1, 1.12%, 8/25/2033 ‡ (h)	10		10

Series 2004-1, Class M1, 0.85%, 2/25/2034 ‡ (h)	34		34

Series 2004-1, Class M2, 0.93%, 2/25/2034 ‡ (h)	—	(i)	—	(i)

Mariner Finance Issuance Trust Series 2019-AA, Class A, 2.96%, 7/20/2032 (a)	925		936

Mercury Financial Credit Card Master Trust Series 2021-1A, Class A, 1.54%, 3/20/2026 (a)	560		559

MVW LLC Series 2019-2A, Class B, 2.44%, 10/20/2038 ‡ (a)	393		396

MVW Owner Trust Series 2019-1A, Class A, 2.89%, 11/20/2036 (a)	96		97

New Century Home Equity Loan Trust Series 2005-1, Class M1, 0.78%, 3/25/2035 ‡ (h)	44		44

NMEF Funding LLC Series 2019-A, Class B, 3.06%, 8/17/2026 ‡ (a)	870		875

NRZ Excess Spread-Collateralized Notes

Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (a)	780		783

Series 2021-FHT1, Class A, 3.10%, 7/25/2026 (a)	1,599		1,595

Series 2021-GNT1, Class A, 3.47%, 11/25/2026 (a)	1,007		1,006

OneMain Direct Auto Receivables Trust Series 2018-1A, Class B, 3.71%, 4/14/2025 (a)	270		271

Oportun Funding LLC Series 2020-1, Class A, 2.20%, 5/15/2024 (a)	155		155

Oportun Funding XIII LLC Series 2019-A, Class A, 3.08%, 8/8/2025 (a)	560		566

Pagaya AI Debt Selection Trust Series 2021-1, Class A, 1.18%, 11/15/2027 (a)	1,426		1,423

PRET LLC

Series 2021-NPL6, Class A1, 2.49%, 7/25/2051 (a) (d)	1,050		1,048

Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (a) (h)	1,764		1,756

Pretium Mortgage Credit Partners I LLC Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (a) (d)	1,042		1,033

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	25

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Progress Residential Trust

Series 2019-SFR4, Class D, 3.14%, 10/17/2036 ‡ (a)	800	806

Series 2020-SFR1, Class E, 3.03%, 4/17/2037 (a)	900	907

Renew (Cayman Islands) Series 2017-1A, Class A, 3.67%, 9/20/2052 (a)	41	42

Santander Drive Auto Receivables Trust

Series 2018-1, Class D, 3.32%, 3/15/2024	132	133

Series 2019-2, Class C, 2.90%, 10/15/2024	96	96

Sierra Timeshare Receivables Funding LLC

Series 2019-3A, Class C, 3.00%, 8/20/2036 ‡ (a)	315	316

Series 2020-2A, Class A, 1.33%, 7/20/2037 (a)	387	386

Small Business Lending Trust Series 2020-A, Class B, 3.20%, 12/15/2026 ‡ (a)	2,300	2,308

Spirit Airlines Pass-Through Trust Series 2017-1, Class AA, 3.38%, 2/15/2030	49	50

Synchrony Card Funding LLC

Series 2019-A1, Class A, 2.95%, 3/15/2025	809	813

Series 2019-A2, Class A, 2.34%, 6/15/2025	850	858

Tricolor Auto Securitization Trust Series 2020-1A, Class A, 4.88%, 11/15/2026 (a)	319	321

United Airlines Pass-Through Trust

Series 2012-1, Class A, 4.15%, 4/11/2024	116	121

Series 2013-1, Class A, 4.30%, 8/15/2025	131	137

Series 2016-1, Class B, 3.65%, 1/7/2026	43	43

Series 2018-1, Class B, 4.60%, 3/1/2026	29	30

Series 2014-1, Class A, 4.00%, 4/11/2026	48	50

Series 2016-2, Class AA, 2.88%, 10/7/2028	79	80

Series 2016-2, Class A, 3.10%, 10/7/2028	252	250

Series 2018-1, Class A, 3.70%, 3/1/2030	348	351

Series 2019-1, Class AA, 4.15%, 8/25/2031	229	250

Series 2019-2, Class AA, 2.70%, 5/1/2032	208	206

US Auto Funding LLC Series 2019-1A, Class B, 3.99%, 12/15/2022 (a)	21	21

Verizon Owner Trust Series 2018-A, Class A1A, 3.23%, 4/20/2023	1	1

VOLT CI LLC Series 2021-NP10, Class A1, 1.99%, 5/25/2051 (a) (d)	620	617

VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (a) (d)	382	379

VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (a) (d)	1,377	1,366

VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (a) (d)	954	948

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (a) (d)	500	498

VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 ‡ (a) (d)	663	658

VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (a) (d)	770	767

VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (a) (d)	799	794

Westgate Resorts LLC Series 2020-1A, Class B, 3.96%, 3/20/2034 ‡ (a)	408	418

World Financial Network Credit Card Master Trust

Series 2019-A, Class A, 3.14%, 12/15/2025	375	376

Total Asset-Backed Securities (Cost $57,292)		57,540

Collateralized Mortgage Obligations —6.8%

Alternative Loan Trust

Series 2004-2CB, Class 1A9, 5.75%, 3/25/2034	504	516

Series 2005-22T1, Class A2, IF, IO, 4.97%, 6/25/2035 ‡ (h)	299	44

Series 2005-20CB, Class 3A8, IF, IO, 4.65%, 7/25/2035 ‡ (h)	154	19

Series 2005-28CB, Class 1A4, 5.50%, 8/25/2035	210	211

Series 2005-54CB, Class 1A11, 5.50%, 11/25/2035	78	72

Banc of America Alternative Loan Trust Series 2004-6, Class 15, PO, 7/25/2019 ‡	1	1

Banc of America Funding Trust

Series 2004-1, PO, 3/25/2034 ‡	9	7

Series 2005-6, Class 2A7, 5.50%, 10/25/2035	58	59

Series 2005-7, Class 30, PO, 11/25/2035 ‡	9	9

Bayview Financing Trust Series 2020-3F, Class A, 3.08%, 11/10/2022 ‡ (a) (h)	595	593

Bear Stearns ARM Trust

Series 2003-7, Class 3A, 2.48%, 10/25/2033 (h)	5	5

Series 2006-1, Class A1, 2.40%, 2/25/2036 (h)	32	33

CHL Mortgage Pass-Through Trust

Series 2004-HYB1, Class 2A, 2.67%, 5/20/2034 (h)	7	8

Series 2004-HYB3, Class 2A, 1.98%, 6/20/2034 (h)	12	12

Series 2004-7, Class 2A1, 2.50%, 6/25/2034 (h)	14	14

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2005-16, Class A23, 5.50%, 9/25/2035	29		25

Series 2005-22, Class 2A1, 2.48%, 11/25/2035 (h)	67		63

Citigroup Global Markets Mortgage Securities VII, Inc.

Series 2003-UP2, Class 1, PO, 12/25/2018 ‡	—	(i)	–	(i)

Series 2003-HYB1, Class A, 2.24%, 9/25/2033 (h)	4		4

Citigroup Mortgage Loan Trust, Inc.

Series 2003-UP3, Class A3, 7.00%, 9/25/2033	1		1

Series 2005-1, Class 2A1A, 2.22%, 2/25/2035 (h)	36		35

CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (a) (h)	1,647		1,633

CVS Pass-Through Trust Series 2009, 8.35%, 7/10/2031 (a)	65		82

FHLMC — GNMA Series 8, Class ZA, 7.00%, 3/25/2023	3		3

FHLMC, REMIC

Series 1250, Class J, 7.00%, 5/15/2022	—	(i)	—	(i)

Series 1316, Class Z, 8.00%, 6/15/2022	—	(i)	—	(i)

Series 1324, Class Z, 7.00%, 7/15/2022	—	(i)	—	(i)

Series 1343, Class LB, 7.50%, 8/15/2022	—	(i)	—	(i)

Series 1343, Class LA, 8.00%, 8/15/2022	1		1

Series 1395, Class G, 6.00%, 10/15/2022	—	(i)	—	(i)

Series 1394, Class ID, IF, 9.57%, 10/15/2022 (h)	—	(i)	—	(i)

Series 2535, Class BK, 5.50%, 12/15/2022	1		1

Series 1798, Class F, 5.00%, 5/15/2023	1		2

Series 1505, Class Q, 7.00%, 5/15/2023	—	(i)	—	(i)

Series 1518, Class G, IF, 8.84%, 5/15/2023 (h)	1		1

Series 1541, Class O, 0.89%, 7/15/2023 (h)	1		1

Series 2638, Class DS, IF, 8.49%, 7/15/2023 (h)	4		4

Series 1577, Class PV, 6.50%, 9/15/2023	20		21

Series 1584, Class L, 6.50%, 9/15/2023	11		12

Series 1633, Class Z, 6.50%, 12/15/2023	13		14

Series 1638, Class H, 6.50%, 12/15/2023	19		20

Series 2283, Class K, 6.50%, 12/15/2023	2		2

Series 1700, Class GA, PO, 2/15/2024	—	(i)	—	(i)

Series 1865, Class D, PO, 2/15/2024	2		2

Series 1671, Class QC, IF, 10.00%, 2/15/2024 (h)	1		1

Series 1694, Class PK, 6.50%, 3/15/2024	1		1

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 2033, Class SN, HB, IF, 30.42%, 3/15/2024 (h)	—	(i)	—	(i)

Series 2306, Class K, PO, 5/15/2024	1		1

Series 2306, Class SE, IF, IO, 9.00%, 5/15/2024 (h)	2		—	(i)

Series 1863, Class Z, 6.50%, 7/15/2026	4		4

Series 1981, Class Z, 6.00%, 5/15/2027	3		3

Series 1987, Class PE, 7.50%, 9/15/2027	5		6

Series 1999, Class PU, 7.00%, 10/15/2027	14		15

Series 2031, Class PG, 7.00%, 2/15/2028	31		34

Series 2035, Class PC, 6.95%, 3/15/2028	31		34

Series 2038, Class PN, IO, 7.00%, 3/15/2028	2		—	(i)

Series 2057, Class PE, 6.75%, 5/15/2028	41		46

Series 2054, Class PV, 7.50%, 5/15/2028	6		6

Series 2064, Class TE, 7.00%, 6/15/2028	7		8

Series 2075, Class PH, 6.50%, 8/15/2028	7		7

Series 2095, Class PE, 6.00%, 11/15/2028	19		21

Series 2132, Class SB, HB, IF, 30.12%, 3/15/2029 (h)	1		2

Series 2178, Class PB, 7.00%, 8/15/2029	11		12

Series 2182, Class ZB, 8.00%, 9/15/2029	20		23

Series 2204, Class GB, 8.00%, 12/20/2029 (h)	—	(i)	—	(i)

Series 2247, Class Z, 7.50%, 8/15/2030	5		5

Series 2259, Class ZC, 7.35%, 10/15/2030	97		115

Series 2325, Class PM, 7.00%, 6/15/2031	3		3

Series 2359, Class ZB, 8.50%, 6/15/2031	14		16

Series 2344, Class ZD, 6.50%, 8/15/2031	25		29

Series 2344, Class ZJ, 6.50%, 8/15/2031	5		5

Series 2345, Class NE, 6.50%, 8/15/2031	2		3

Series 2367, Class ME, 6.50%, 10/15/2031	42		46

Series 2390, Class DO, PO, 12/15/2031	4		4

Series 2410, Class OE, 6.38%, 2/15/2032	4		4

Series 2410, Class QX, IF, IO, 8.54%, 2/15/2032 (h)	7		1

Series 2412, Class SP, IF, 15.88%, 2/15/2032 (h)	7		9

Series 2410, Class QS, IF, 19.21%, 2/15/2032 (h)	7		9

Series 2423, Class MC, 7.00%, 3/15/2032	15		18

Series 2423, Class MT, 7.00%, 3/15/2032	24		28

Series 2444, Class ES, IF, IO, 7.84%, 3/15/2032 (h)	9		1

Series 2450, Class SW, IF, IO, 7.89%, 3/15/2032 (h)	6		1

Series 2647, Class A, 3.25%, 4/15/2032	27		28

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	27

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2435, Class CJ, 6.50%, 4/15/2032	49	56

Series 2455, Class GK, 6.50%, 5/15/2032	16	18

Series 2484, Class LZ, 6.50%, 7/15/2032	11	13

Series 2500, Class MC, 6.00%, 9/15/2032	37	42

Series 2543, Class YX, 6.00%, 12/15/2032	464	526

Series 2544, Class HC, 6.00%, 12/15/2032	26	30

Series 2574, Class PE, 5.50%, 2/15/2033	152	172

Series 2575, Class ME, 6.00%, 2/15/2033	70	79

Series 2586, Class WI, IO, 6.50%, 3/15/2033	5	1

Series 2764, Class UG, 5.00%, 3/15/2034	134	148

Series 2949, Class GE, 5.50%, 3/15/2035	158	180

Series 3047, Class OD, 5.50%, 10/15/2035	193	213

Series 3085, Class VS, HB, IF, 28.28%, 12/15/2035 (h)	41	62

Series 3098, Class KG, 5.50%, 1/15/2036	135	152

Series 3117, Class EO, PO, 2/15/2036	13	12

Series 3260, Class CS, IF, IO, 6.03%, 1/15/2037 (h)	12	2

Series 3380, Class SI, IF, IO, 6.26%, 10/15/2037 (h)	720	154

Series 3385, Class SN, IF, IO, 5.89%, 11/15/2037 (h)	8	1

Series 3387, Class SA, IF, IO, 6.31%, 11/15/2037 (h)	30	5

Series 3423, Class PB, 5.50%, 3/15/2038	152	174

Series 3451, Class SA, IF, IO, 5.94%, 5/15/2038 (h)	6	1

Series 3455, Class SE, IF, IO, 6.09%, 6/15/2038 (h)	94	14

Series 3786, Class PD, 4.50%, 1/15/2041	407	468

FHLMC, STRIPS

Series 233, Class 11, IO, 5.00%, 9/15/2035	23	4

Series 239, Class S30, IF, IO, 7.59%, 8/15/2036 (h)	25	7

Series 262, Class 35, 3.50%, 7/15/2042	119	128

Series 299, Class 300, 3.00%, 1/15/2043	82	84

FHLMC, Structured Pass-Through Certificates, Whole Loan

Series T-41, Class 3A, 4.72%, 7/25/2032 (h)	7	8

Series T-54, Class 2A, 6.50%, 2/25/2043	54	63

Series T-54, Class 3A, 7.00%, 2/25/2043	23	27

Series T-56, Class A, PO, 5/25/2043	140	140

Series T-58, Class A, PO, 9/25/2043	10	8

First Horizon Alternative Mortgage Securities Trust Series 2005-FA8, Class 1A19, 5.50%, 11/25/2035	61	42

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

FMC GMSR Issuer Trust 3.69%, 2/25/2024 (a)	1,765		1,767

Series 2020-GT1, Class A, 4.45%, 1/25/2026 (a) (h)	1,500		1,503

Series 2021-GT1, Class A, 3.62%, 7/25/2026 (a) (h)	1,000		992

Series 2021-GT2, Class A, 3.85%, 10/25/2026 (a) (h)	850		843

FNMA Trust, Whole Loan Series 2004-W2, Class 2A2, 7.00%, 2/25/2044	10		11

FNMA, REMIC

Series 2002-1, Class HC, 6.50%, 2/25/2022	—	(i)	—	(i)

Series 1992-101, Class J, 7.50%, 6/25/2022	1		1

Series G92-42, Class Z, 7.00%, 7/25/2022	—	(i)	—	(i)

Series 1996-59, Class J, 6.50%, 8/25/2022	—	(i)	—	(i)

Series 1992-143, Class MA, 5.50%, 9/25/2022	—	(i)	—	(i)

Series G92-54, Class ZQ, 7.50%, 9/25/2022	—	(i)	—	(i)

Series G92-59, Class F, 0.92%, 10/25/2022 (h)	—	(i)	—	(i)

Series G92-61, Class Z, 7.00%, 10/25/2022	—	(i)	—	(i)

Series G92-66, Class KA, 6.00%, 12/25/2022	—	(i)	—	(i)

Series G92-66, Class KB, 7.00%, 12/25/2022	1		1

Series G93-1, Class KA, 7.90%, 1/25/2023	—	(i)	—	(i)

Series 1997-61, Class ZC, 7.00%, 2/25/2023	3		3

Series G93-17, Class SI, IF, 6.00%, 4/25/2023 (h)	—	(i)	—	(i)

Series 1998-43, Class SA, IF, IO, 18.73%, 4/25/2023 (h)	1		—	(i)

Series 1993-146, Class E, PO, 5/25/2023	1		1

Series 1993-84, Class M, 7.50%, 6/25/2023	71		73

Series 1993-205, Class H, PO, 9/25/2023	1		1

Series 1993-155, Class PJ, 7.00%, 9/25/2023	4		5

Series 1993-165, Class SK, IF, 12.50%, 9/25/2023 (h)	1		1

Series 1993-165, Class SD, IF, 14.38%, 9/25/2023 (h)	—	(i)	—	(i)

Series 1993-203, Class PL, 6.50%, 10/25/2023	6		7

Series 1995-19, Class Z, 6.50%, 11/25/2023	7		8

Series 1993-230, Class FA, 0.69%, 12/25/2023 (h)	—	(i)	—	(i)

Series 1993-223, Class PZ, 6.50%, 12/25/2023	13		14

Series 1993-225, Class UB, 6.50%, 12/25/2023	7		7

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2003-128, Class DY, 4.50%, 1/25/2024	70	72

Series 1994-37, Class L, 6.50%, 3/25/2024	15	15

Series 1994-72, Class K, 6.00%, 4/25/2024	122	127

Series 1995-2, Class Z, 8.50%, 1/25/2025	2	2

Series 1997-20, Class IB, IO, 1.84%, 3/25/2027 (h)	5	—	(i)

Series 1997-39, Class PD, 7.50%, 5/20/2027	3	3

Series 1997-46, Class PL, 6.00%, 7/18/2027	6	6

Series 1998-36, Class ZB, 6.00%, 7/18/2028	2	2

Series 1998-46, Class GZ, 6.50%, 8/18/2028	8	9

Series 1998-58, Class PC, 6.50%, 10/25/2028	17	18

Series 2014-15, Class JI, IO, 3.50%, 4/25/2029	3,112	260

Series 1999-39, Class JH, IO, 6.50%, 8/25/2029	37	3

Series 2000-52, IO, 8.50%, 1/25/2031	2	—	(i)

Series 2001-33, Class ID, IO, 6.00%, 7/25/2031	48	6

Series 2001-30, Class PM, 7.00%, 7/25/2031	14	16

Series 2001-36, Class DE, 7.00%, 8/25/2031	23	26

Series 2001-44, Class PD, 7.00%, 9/25/2031	2	2

Series 2001-61, Class Z, 7.00%, 11/25/2031	38	44

Series 2002-1, Class SA, HB, IF, 24.86%, 2/25/2032 (h)	1	1

Series 2002-13, Class SJ, IF, IO, 1.60%, 3/25/2032 (h)	38	1

Series 2002-15, PO, 4/25/2032	32	31

Series 2002-28, Class PK, 6.50%, 5/25/2032	15	17

Series 2002-68, Class SH, IF, IO, 7.90%, 10/18/2032 (h)	32	4

Series 2004-61, Class SK, IF, 8.50%, 11/25/2032 (h)	18	20

Series 2002-77, Class S, IF, 14.30%, 12/25/2032 (h)	3	4

Series 2003-22, Class UD, 4.00%, 4/25/2033	79	85

Series 2003-47, Class PE, 5.75%, 6/25/2033	14	15

Series 2003-44, Class IU, IO, 7.00%, 6/25/2033	19	4

Series 2004-4, Class QM, IF, 14.00%, 6/25/2033 (h)	3	3

Series 2003-64, Class SX, IF, 13.50%, 7/25/2033 (h)	3	3

Series 2003-132, Class OA, PO, 8/25/2033	3	3

Series 2003-71, Class DS, IF, 7.33%, 8/25/2033 (h)	20	22

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2003-91, Class SD, IF, 12.33%, 9/25/2033 (h)	5	5

Series 2003-116, Class SB, IF, IO, 7.50%, 11/25/2033 (h)	44	8

Series 2003-131, Class CH, 5.50%, 1/25/2034	50	56

Series 2003-130, Class SX, IF, 11.37%, 1/25/2034 (h)	1	1

Series 2004-35, Class AZ, 4.50%, 5/25/2034	65	72

Series 2004-46, Class SK, IF, 16.22%, 5/25/2034 (h)	13	17

Series 2004-36, Class SA, IF, 19.24%, 5/25/2034 (h)	31	44

Series 2004-51, Class SY, IF, 14.04%, 7/25/2034 (h)	3	3

Series 2004-79, Class ZE, 5.50%, 11/25/2034	386	435

Series 2004-91, Class HC, 6.00%, 12/25/2034	638	706

Series 2005-45, Class DC, HB, IF, 23.94%, 6/25/2035 (h)	46	65

Series 2005-84, Class XM, 5.75%, 10/25/2035	30	33

Series 2006-22, Class AO, PO, 4/25/2036	20	19

Series 2006-46, Class SW, HB, IF, 23.83%, 6/25/2036 (h)	6	9

Series 2007-7, Class SG, IF, IO, 6.40%, 8/25/2036 (h)	42	10

Series 2006-110, PO, 11/25/2036	16	15

Series 2006-117, Class GS, IF, IO, 6.55%, 12/25/2036 (h)	23	3

Series 2007-53, Class SH, IF, IO, 6.00%, 6/25/2037 (h)	35	6

Series 2007-88, Class VI, IF, IO, 6.44%, 9/25/2037 (h)	56	11

Series 2007-100, Class SM, IF, IO, 6.35%, 10/25/2037 (h)	29	6

Series 2008-1, Class BI, IF, IO, 5.81%, 2/25/2038 (h)	30	5

Series 2008-16, Class IS, IF, IO, 6.10%, 3/25/2038 (h)	7	1

Series 2008-46, Class HI, IO, 1.61%, 6/25/2038 (h)	24	2

Series 2008-53, Class CI, IF, IO, 7.10%, 7/25/2038 (h)	14	2

Series 2009-112, Class ST, IF, IO, 6.15%, 1/25/2040 (h)	28	5

Series 2010-35, Class SB, IF, IO, 6.32%, 4/25/2040 (h)	13	2

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	29

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2010-80, Class PZ, 5.00%, 7/25/2040	355	408

Series 2010-102, Class PN, 5.00%, 9/25/2040	580	642

Series 2010-134, Class KZ, 4.50%, 12/25/2040	280	291

Series 2012-30, Class DZ, 4.00%, 4/25/2042	205	219

Series 2013-67, Class KZ, 2.50%, 4/25/2043	866	887

Series 2013-128, PO, 12/25/2043	101	93

Series 2014-38, Class QI, IO, 5.50%, 12/25/2043	382	61

Series 2014-19, Class Z, 4.50%, 4/25/2044	524	589

Series 2016-38, Class NA, 3.00%, 1/25/2046	109	115

FNMA, REMIC Trust, Whole Loan

Series 1999-W1, PO, 2/25/2029	13	11

Series 1999-W4, Class A9, 6.25%, 2/25/2029	48	53

Series 2002-W7, Class A4, 6.00%, 6/25/2029	122	137

Series 2003-W1, Class 1A1, 5.04%, 12/25/2042 (h)	135	145

Series 2003-W1, Class 2A, 5.46%, 12/25/2042 (h)	20	22

FNMA, REMIC, Whole Loan Series 2003-7, Class A1, 6.50%, 12/25/2042	95	107

FNMA, STRIPS

Series 329, Class 1, PO, 1/25/2033	2	2

Series 365, Class 8, IO, 5.50%, 5/25/2036	10	2

Freedom Series 2021-SAVF1, IO, 4.90%, 3/25/2022 (h)	1,200	1,200

GMACM Mortgage Loan Trust Series 2005-AR3, Class 3A4, 2.93%, 6/19/2035 (h)	51	50

GNMA

Series 2001-10, Class PE, 6.50%, 3/16/2031	233	233

Series 2003-24, PO, 3/16/2033	1	1

Series 2004-28, Class S, IF, 19.37%, 4/16/2034 (h)	11	14

Series 2006-38, Class OH, 6.50%, 8/20/2036	500	567

Series 2007-45, Class QA, IF, IO, 6.54%, 7/20/2037 (h)	43	5

Series 2009-79, Class OK, PO, 11/16/2037	24	22

Series 2007-76, Class SA, IF, IO, 6.43%, 11/20/2037 (h)	34	4

Series 2008-2, Class MS, IF, IO, 7.05%, 1/16/2038 (h)	32	5

Series 2015-137, Class WA, 5.53%, 1/20/2038 (h)	192	221

Series 2009-106, Class ST, IF, IO, 5.90%, 2/20/2038 (h)	109	16

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2008-55, Class SA, IF, IO, 6.10%, 6/20/2038 (h)	20	2

Series 2009-6, Class SA, IF, IO, 5.99%, 2/16/2039 (h)	12	1

Series 2009-6, Class SH, IF, IO, 5.94%, 2/20/2039 (h)	40	4

Series 2009-31, Class TS, IF, IO, 6.20%, 3/20/2039 (h)	36	2

Series 2009-14, Class KI, IO, 6.50%, 3/20/2039	32	5

Series 2009-14, Class NI, IO, 6.50%, 3/20/2039	23	5

Series 2009-22, Class SA, IF, IO, 6.17%, 4/20/2039 (h)	55	7

Series 2009-64, Class SN, IF, IO, 5.99%, 7/16/2039 (h)	41	5

Series 2009-104, Class KB, 5.50%, 11/16/2039	236	284

Series 2010-130, Class CP, 7.00%, 10/16/2040	34	40

Series 2011-75, Class SM, IF, IO, 6.50%, 5/20/2041 (h)	68	9

Series 2013-69, Class MA, 1.50%, 8/20/2042	239	237

Series 2016-135, Class Z, 3.00%, 10/20/2046	233	242

Series 2020-30, Class PT, 4.77%, 3/20/2048 (h)	830	922

Series 2011-H19, Class FA, 0.55%, 8/20/2061 (h)	323	323

Series 2012-H23, Class SA, 0.61%, 10/20/2062 (h)	449	455

Series 2013-H08, Class FC, 0.53%, 2/20/2063 (h)	339	340

Series 2013-H09, Class HA, 1.65%, 4/20/2063	7	7

Series 2014-H17, Class FC, 0.58%, 7/20/2064 (h)	203	204

Series 2015-H16, Class FG, 0.52%, 7/20/2065 (h)	462	464

Series 2015-H30, Class FE, 0.68%, 11/20/2065 (h)	623	628

Series 2016-H11, Class FD, 0.68%, 5/20/2066 (h)	148	148

Series 2016-H26, Class FC, 1.08%, 12/20/2066 (h)	113	115

Series 2017-H14, Class FV, 0.58%, 6/20/2067 (h)	298	299

Goodgreen Trust Series 2017-R1, 5.00%, 10/20/2051 ‡	196	181

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

GSR Mortgage Loan Trust

Series 2004-6F, Class 1A2, 5.00%, 5/25/2034	24		23

Series 2004-6F, Class 3A4, 6.50%, 5/25/2034	52		55

Series 2004-13F, Class 3A3, 6.00%, 11/25/2034	26		27

Headlands Residential LLC Series 2017-RPL1, Class A, 3.88%, 11/25/2024 (a) (d)	390		389

Impac Secured Assets Trust Series 2006-1, Class 2A1, 0.80%, 5/25/2036 (h)	6		6

JPMorgan Mortgage Trust Series 2006-A2, Class 5A3, 2.27%, 11/25/2033 (h)	11		11

LHOME Mortgage Trust

Series 2019-RTL3, Class A1, 3.87%, 7/25/2024 (a)	316		317

Series 2021-RTL1, Class A1, 2.09%, 9/25/2026 (a) (h)	510		508

MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, 2.62%, 4/21/2034 (h)	9		9

MASTR Alternative Loan Trust

Series 2004-10, Class 1A1, 4.50%, 9/25/2019	1		1

Series 2004-8, Class 6A1, 5.50%, 9/25/2019	—	(i)	—	(i)

Series 2004-4, Class 10A1, 5.00%, 5/25/2024	20		20

Series 2003-9, Class 8A1, 6.00%, 1/25/2034	34		35

Series 2004-6, Class 7A1, 6.00%, 7/25/2034	60		65

Series 2004-7, Class 30, PO, 8/25/2034 ‡	5		4

MASTR Asset Securitization Trust

Series 2003-12, Class 15, PO, 12/25/2018 ‡	—	(i)	—	(i)

Series 2004-6, Class 15, PO, 7/25/2019 ‡	—	(i)	—	(i)

Series 2003-11, Class 9A6, 5.25%, 12/25/2033	52		54

MASTR Resecuritization Trust Series 2005-PO, Class 3, PO, 5/28/2035 ‡ (a)	7		6

NACC Reperforming Loan REMIC Trust Series 2004-R2, Class A1, 6.50%, 10/25/2034 (a) (h)	20		19

PHH Alternative Mortgage Trust Series 2007-2, Class 2X, IO, 6.00%, 5/25/2037 ‡	89		19

RALI Trust

Series 2003-QS9, Class A3, IF, IO, 7.46%, 5/25/2018 ‡ (h)	—	(i)	—

Series 2003-QS14, Class A1, 5.00%, 7/25/2018	1		—	(i)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

RFMSI Trust Series 2005-SA4, Class 1A1, 2.25%, 9/25/2035 (h)	8	7

RMIP Series 2019-1B, 4.71%, 8/25/2023 ‡	319	313

SACO I, Inc. Series 1997-2, Class 1A5, 7.00%, 8/25/2036 (a)	1	1

SART Series 2017-1, 4.75%, 7/15/2024	209	209

Seasoned Credit Risk Transfer Trust

Series 2019-1, Class MT, 3.50%, 7/25/2058 ‡	519	548

Series 2019-3, Class MB, 3.50%, 10/25/2058 ‡	295	329

Sonoran Auto Receivables Trust

Series 2018-1, 4.76%, 6/15/2025	258	258

Toorak Mortgage Corp. Ltd. Series 2019-2, Class A1, 3.72%, 9/25/2022 (d)	366	366

Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (a) (h)	1,465	1,461

TVC Mortgage Trust Series 2020-RTL1, Class A1, 3.47%, 9/25/2024 (a)	980	983

Two Harbors Series 2021-FNTMSR1, Class A, IO, 4.00%, 3/25/2022 (h)	1,200	1,201

Vendee Mortgage Trust

Series 1994-1, Class 1, 4.99%, 2/15/2024 (h)	6	6

Series 1994-1, Class 2ZB, 6.50%, 2/15/2024	80	85

Series 1996-1, Class 1Z, 6.75%, 2/15/2026	30	32

Series 1996-2, Class 1Z, 6.75%, 6/15/2026	15	16

Series 1997-1, Class 2Z, 7.50%, 2/15/2027	62	68

Series 1998-1, Class 2E, 7.00%, 3/15/2028	17	19

vMobo, Inc. 7.50%, 5/31/2024	571	571

WaMu Mortgage Pass-Through Certificates Trust

Series 2003-AR8, Class A, 2.67%, 8/25/2033 (h)	3	4

Series 2003-AR9, Class 1A6, 2.51%, 9/25/2033 (h)	18	17

Series 2004-AR3, Class A2, 2.59%, 6/25/2034 (h)	5	6

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust

Series 2005-2, Class 2A3, IF, IO, 4.90%, 4/25/2035 ‡ (h)	109	14

Series 2005-2, Class 1A4, IF, IO, 4.95%, 4/25/2035 ‡ (h)	350	42

Series 2005-3, Class CX, IO, 5.50%, 5/25/2035 ‡	111	19

Series 2005-4, Class CB7, 5.50%, 6/25/2035	88	89

Series 2005-6, Class 2A4, 5.50%, 8/25/2035	21	20

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	31

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

ZH Trust Series 2021-1, Class A, 2.25%, 2/18/2027 (a)	500	492

Zillow Cspa 0.00%, 7/15/2022	1,060	1,060

Total Collateralized Mortgage Obligations (Cost $34,788)		35,571

Commercial Mortgage-Backed Securities — 4.8%

BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/5/2036 (a)	300	311

Citigroup Commercial Mortgage Trust Series 2020-GC46, Class A5, 2.72%, 2/15/2053	1,100	1,142

COMM Mortgage Trust

Series 2013-SFS, Class A2, 2.99%, 4/12/2035 (a) (h)	125	127

Series 2020-CBM, Class A2, 2.90%, 2/10/2037 (a)	750	757

Series 2020-CBM, Class C, 3.40%, 2/10/2037 ‡ (a)	500	497

Series 2014-CR19, Class A5, 3.80%, 8/10/2047	200	211

Series 2015-CR25, Class A4, 3.76%, 8/10/2048	156	167

CSMC OA LLC

Series 2014-USA, Class A2, 3.95%, 9/15/2037 (a)	885	931

Series 2014-USA, Class D, 4.37%, 9/15/2037 ‡ (a)	100	93

FHLMC, Multi-Family Structured Credit Risk Series 2021-MN2, Class M1, 1.85%, 7/25/2041 (a) (h)	1,526	1,498

FHLMC, Multi-Family Structured Pass-Through Certificates

Series KJ09, Class A2, 2.84%, 9/25/2022	41	42

Series KJ11, Class A2, 2.93%, 1/25/2023	80	82

Series K038, Class A2, 3.39%, 3/25/2024	229	240

Series KJ14, Class A2, 2.81%, 9/25/2024	591	611

Series KPLB, Class A, 2.77%, 5/25/2025	250	262

Series K065, Class A2, 3.24%, 4/25/2027	215	233

Series K065, Class AM, 3.33%, 5/25/2027	115	125

Series K066, Class A2, 3.12%, 6/25/2027	267	288

Series K070, Class A2, 3.30%, 11/25/2027 (h)	208	227

Series K072, Class AM, 3.50%, 12/25/2027 (h)	1,000	1,103

Series K079, Class AM, 3.93%, 6/25/2028	588	667

Series K081, Class A2, 3.90%, 8/25/2028 (h)	395	449

Series KL06, Class XFX, IO, 1.36%, 12/25/2029	4,215	357

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series Q013, Class APT2, 1.25%, 5/25/2050 (h)	1,036	1,016

FNMA ACES

Series 2015-M17, Class FA, 1.02%, 11/25/2022 (h)	43	43

Series 2016-M2, Class AV2, 2.15%, 1/25/2023	153	154

Series 2014-M3, Class A2, 3.49%, 1/25/2024 (h)	351	365

Series 2015-M3, Class A2, 2.72%, 10/25/2024	861	887

Series 2017-M7, Class A2, 2.96%, 2/25/2027 (h)	803	851

Series 2015-M10, Class A2, 3.09%, 4/25/2027 (h)	383	410

Series 2017-M8, Class A2, 3.06%, 5/25/2027 (h)	334	358

Series 2017-M12, Class A2, 3.07%, 6/25/2027 (h)	320	343

Series 2018-M10, Class A2, 3.37%, 7/25/2028 (h)	460	504

Series 2017-M5, Class A2, 3.12%, 4/25/2029 (h)	287	313

Series 2018-M3, Class A2, 3.09%, 2/25/2030 (h)	185	202

Series 2020-M50, Class A1, 0.67%, 10/25/2030	729	708

Series 2020-M50, Class A2, 1.20%, 10/25/2030	330	321

Series 2020-M50, Class X1, IO, 1.91%, 10/25/2030 (h)	5,334	546

Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	476	469

Series 2021-M3, Class X1, IO, 2.00%, 11/25/2033 (h)	2,751	353

FREMF Mortgage Trust

Series 2014-K40, Class C, 4.07%, 11/25/2047 (a) (h)	168	176

Series 2015-K44, Class B, 3.67%, 1/25/2048 (a) (h)	640	673

Series 2015-K45, Class B, 3.59%, 4/25/2048 (a) (h)	500	522

Series 2016-K722, Class B, 3.87%, 7/25/2049 (a) (h)	110	113

Series 2016-K59, Class B, 3.58%, 11/25/2049 (a) (h)	180	189

Series 2018-K730, Class B, 3.80%, 2/25/2050 (a) (h)	551	579

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2019-K102, Class B, 3.53%, 12/25/2051 (a) (h)	750	788

MRCD MARK Mortgage Trust

Series 2019-PARK, Class A, 2.72%, 12/15/2036 (a)	740	751

Series 2019-PARK, Class D, 2.72%, 12/15/2036 ‡ (a)	987	969

SBALR Commercial Mortgage Trust Series 2020-RR1, Class A3, 2.83%, 2/13/2053 (a)	975	993

SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (a)	930	952

UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 6/10/2030 (a)	116	116

UBS-Barclays Commercial Mortgage Trust

Series 2012-C2, Class A4, 3.53%, 5/10/2063	104	104

Total Commercial Mortgage-Backed Securities (Cost $24,570)		25,188

Foreign Government Securities — 0.3%

Kingdom of Saudi Arabia (Saudi Arabia) 2.25%, 2/2/2033 (a)	200	195

Republic of Colombia (Colombia) 7.38%, 9/18/2037	100	116

United Mexican States (Mexico)

4.13%, 1/21/2026	200	220

3.75%, 1/11/2028	280	301

2.66%, 5/24/2031	283	276

4.75%, 3/8/2044	50	54

4.35%, 1/15/2047	58	60

4.50%, 1/31/2050	315	335

3.77%, 5/24/2061	211	194

Total Foreign Government Securities (Cost $1,752)		1,751

U.S. Government Agency Securities — 0.2%

FNMA, STRIPS 18.85%, 3/23/2028 (g)	630	571

Tennessee Valley Authority

5.88%, 4/1/2036	140	205

4.63%, 9/15/2060	93	142

4.25%, 9/15/2065	101	147

Total U.S. Government Agency Securities (Cost $810)		1,065

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 0.1% (k)

New York — 0.1%

New York State Dormitory Authority, State Personal Income Tax, Build America Bonds, General Purpose Series 2010-D, Rev., 5.60%, 3/15/2040	30	40

Port Authority of New York and New Jersey, Consolidated Series 164, Rev., 5.65%, 11/1/2040	130	183

Total New York		223

Ohio — 0.0% (b)

Ohio State University (The), General Receipts Series 2011-A, Rev., 4.80%, 6/1/2111	98	148

Total Municipal Bonds (Cost $256)		371

	SHARES (000)
Short-Term Investments — 9.4%

Investment Companies — 9.4%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (l) (m) (Cost $49,247)	49,236	49,256

Total Investments — 103.8% (Cost $531,547)		542,972
Liabilities in Excess of Other Assets — (3.8)%		(19,963)

NET ASSETS — 100.0%		523,009

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of December 31, 2021.
CDO	Collateralized Debt Obligations
CSMC	Credit Suisse Mortgage Trust
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HB	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.
ICE	Intercontinental Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	33

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of December 31, 2021. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2021.
(d)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of December 31, 2021.
(e)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2021.
(f)	Security is an interest bearing note with preferred security characteristics.
(g)	The rate shown is the effective yield as of December 31, 2021.
(h)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2021.
(i)	Amount rounds to less than one thousand.
(j)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(k)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(l)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(m)	The rate shown is the current yield as of December 31, 2021.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Insurance Trust Core Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$493,716
Investments in affiliates, at value	49,256
Receivables:
Investment securities sold	13
Investment securities sold — delayed delivery securities	1,568
Portfolio shares sold	130
Interest from non-affiliates	2,108
Dividends from affiliates	2

Total Assets	546,793

LIABILITIES:
Payables:
Due to custodian	72
Investment securities purchased — delayed delivery securities	23,311
Portfolio shares redeemed	16
Accrued liabilities:
Investment advisory fees	174
Administration fees	33
Distribution fees	74
Custodian and accounting fees	25
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	79

Total Liabilities	23,784

Net Assets	$523,009

NET ASSETS:
Paid-in-Capital	$501,242
Total distributable earnings (loss)	21,767

Total Net Assets	$523,009

Net Assets:
Class 1	$172,023
Class 2	350,986

Total	$523,009

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	15,176
Class 2	31,420

Net Asset Value (b):
Class 1 — Offering and redemption price per share	$11.34
Class 2 — Offering and redemption price per share	11.17

Cost of investments in non-affiliates	$482,300
Cost of investments in affiliates	49,247

(a)	Amount rounds to less than one thousand.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	35

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

(Amounts in thousands)

JPMorgan Insurance Trust Core Bond Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$12,015
Dividend income from affiliates	30

Total investment income	12,045

EXPENSES:
Investment advisory fees	2,083
Administration fees	391
Distribution fees:
Class 2	859
Custodian and accounting fees	108
Interest expense to affiliates	— (a)
Professional fees	93
Trustees’ and Chief Compliance Officer’s fees	27
Printing and mailing costs	47
Transfer agency fees (See Note 2.G.)	5
Other	43

Total expenses	3,656

Less fees waived	(56)

Net expenses	3,600

Net investment income (loss)	8,445

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,434
Investments in affiliates	(6)

Net realized gain (loss)	2,428

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(19,396)
Investments in affiliates	2

Change in net unrealized appreciation/depreciation	(19,394)

Net realized/unrealized gains (losses)	(16,966)

Change in net assets resulting from operations	$(8,521)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Insurance Trust Core Bond Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,445	$8,869
Net realized gain (loss)	2,428	7,143
Change in net unrealized appreciation/depreciation	(19,394)	16,634

Change in net assets resulting from operations	(8,521)	32,646

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(5,146)	(3,683)
Class 2	(10,720)	(5,095)

Total distributions to shareholders	(15,866)	(8,778)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	15,620	127,448

NET ASSETS:
Change in net assets	(8,767)	151,316
Beginning of period	531,776	380,460

End of period	$523,009	$531,776

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$50,627	$96,027
Distributions reinvested	5,146	3,683
Cost of shares redeemed	(66,565)	(80,449)

Change in net assets resulting from Class 1 capital transactions	(10,792)	19,261

Class 2
Proceeds from shares issued	80,420	154,155
Distributions reinvested	10,720	5,095
Cost of shares redeemed	(64,728)	(51,063)

Change in net assets resulting from Class 2 capital transactions	26,412	108,187

Total change in net assets resulting from capital transactions	$15,620	$127,448

SHARE TRANSACTIONS:
Class 1
Issued	4,407	8,234
Reinvested	457	321
Redeemed	(5,760)	(6,919)

Change in Class 1 Shares	(896)	1,636

Class 2
Issued	7,088	13,429
Reinvested	963	450
Redeemed	(5,728)	(4,456)

Change in Class 2 Shares	2,323	9,423

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	37

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Core Bond Portfolio
Class 1
Year Ended December 31, 2021	$11.88	$0.21	$(0.37)	$(0.16)	$(0.22)	$(0.16)	$(0.38)
Year Ended December 31, 2020	11.24	0.24	0.63	0.87	(0.23)	—	(0.23)
Year Ended December 31, 2019	10.66	0.30	0.56	0.86	(0.28)	—	(0.28)
Year Ended December 31, 2018	10.94	0.29	(0.29)	— (e)	(0.26)	(0.02)	(0.28)
Year Ended December 31, 2017	10.84	0.29	0.09	0.38	(0.28)	—	(0.28)

Class 2
Year Ended December 31, 2021	11.72	0.17	(0.37)	(0.20)	(0.19)	(0.16)	(0.35)
Year Ended December 31, 2020	11.09	0.21	0.63	0.84	(0.21)	—	(0.21)
Year Ended December 31, 2019	10.53	0.27	0.55	0.82	(0.26)	—	(0.26)
Year Ended December 31, 2018	10.82	0.26	(0.29)	(0.03)	(0.24)	(0.02)	(0.26)
Year Ended December 31, 2017	10.73	0.26	0.09	0.35	(0.26)	—	(0.26)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$11.34	(1.35)%	$172,023	0.53%	1.79%	0.54%	93%
11.88	7.84	190,891	0.53	2.09	0.55	92
11.24	8.18	162,192	0.58	2.70	0.58	20
10.66	0.05	158,167	0.56	2.76	0.61	20
10.94	3.57	171,382	0.57	2.66	0.63	21

11.17	(1.66)	350,986	0.78	1.54	0.79	93
11.72	7.68	340,885	0.78	1.82	0.79	92
11.09	7.87	218,268	0.83	2.45	0.83	20
10.53	(0.23)	150,156	0.81	2.51	0.85	20
10.82	3.30	123,282	0.82	2.41	0.87	21

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021

(Dollar values in thousands)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Insurance Trust Core Bond Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset values (“NAV”) per share as of the report date.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at December 31, 2021.

40	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$43,301	$14,239	$57,540
Collateralized Mortgage Obligations	—	33,423	2,148	35,571
Commercial Mortgage-Backed Securities	—	23,629	1,559	25,188
Corporate Bonds	—	161,010	—	161,010
Foreign Government Securities	—	1,751	—	1,751
Mortgage-Backed Securities	—	92,813	—	92,813
Municipal Bonds	—	371	—	371
U.S. Government Agency Securities	—	1,065	—	1,065
U.S. Treasury Obligations	—	118,407	—	118,407
Short-Term Investments
Investment Companies	49,256	—	—	49,256

Total Investments in Securities	$49,256	$475,770	$17,946	$542,972

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of December 31, 2020	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2021
Investments in Securities:
Asset-Backed Securities	$19,255	$—	$(118)	$(1)	$1,801		$(5,943)	$—	$(755)	$14,239
Collateralized Mortgage Obligations	3,868	—	(108)	(60)	112		(1,664)	—	—	2,148
Commercial Mortgage-Backed Securities	1,859	—	(1)	1	—	(a)	(300)	—	—	1,559

Total	$24,982	$—	$(227)	$(60)	$1,913		$(7,907)	$—	$(755)	$17,946

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2021, which were valued using significant unobservable inputs (level 3) amounted to $(248). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.

There were no significant transfers into or out of level 3 for the year ended December 31, 2021.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

(decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at December 31, 2021	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$13,853	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 20.00% (6.60%)
			Constant Default Rate	0.00% - 3.01% (0.02%)
			Yield (Discount Rate of Cash Flows)	1.03% - 3.51% (2.57%)

Asset-Backed Securities	13,853

	1,056	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (85.46%)
			Constant Default Rate	0.00% - 3.90% (0.31%)
			Yield (Discount Rate of Cash Flows)	1.12% - 19.40% (4.65%)

Collateralized Mortgage Obligations	1,056

	1,559	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	3.36% - 6.39% (3.61%)

Commercial Mortgage-Backed Securities	1,559

Total	$16,468

#

The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At December 31, 2021, the value of these investments was $1,478. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

B. Restricted Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Portfolio.

As of December 31, 2021, the Portfolio had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A and/or Regulation S under the Securities Act.

C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Portfolio purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Portfolio may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Portfolio may be required to post or receive collateral for delayed delivery securities in the form of cash or securities under a Master Securities Forward Transaction Agreement with the counterparties (each, an “MSFTA”). The collateral requirements are generally calculated by netting the mark-to-market amount for a Portfolio’s transactions under the MSFTA and comparing that amount to the value of the collateral pledged by a portfolio and the counterparty. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by a Portfolio is held in a segregated account at the Portfolio’s custodian bank and is included on the Statement of Assets and Liabilities as Restricted cash. Collateral received by the Portfolio is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan. These amounts are not reflected on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio had when-issued securities, delayed delivery securities or forward commitments outstanding as of December 31, 2021, which are shown as a Receivable for Investment securities sold — delayed delivery securities and a Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statement of Assets and Liabilities. The values of these securities held at December 31, 2021 are detailed on the SOI.

42	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

D. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Portfolio retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Portfolio did not lend out any securities during the year ended December 31, 2021.

E. Investment Transactions with Affiliates — The Portfolio invested in an Underlying Fund, which is advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into such Underlying Fund. Reinvestment amounts are included in the purchases at cost amount in the table below.

For the year ended December 31, 2021
Security Description	Value at December 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05%(a)(b)	$71,874	$154,188	$176,802	$(6)	$2	$49,256	49,236	$30	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.

The Portfolio invests in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as increases or decreases to interest income on the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	43

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

G. Allocation of Income and Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Portfolio for the year ended December 31, 2021 are as follows:

	Class 1	Class 2	Total
Transfer agency fees	$3	$2	$5

H. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2021, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$(2)	$2

The reclassifications for the Portfolio relate primarily to investments in perpetual bonds.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.40% of the Portfolio’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the year ended December 31, 2021, the effective rate was 0.075% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.E.

JPMCB serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio pursuant to Rule 12b-1 under the 1940 Act. Class 1 Shares of the Portfolio do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

44	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreement was in effect for the year ended December 31, 2021 and the contractual expense limitation percentages in the table above are in place until at least April 30, 2022.

For the year ended December 31, 2021, the Portfolio’s service providers did not waive fees and/or reimburse expenses for the Portfolio.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Portfolio to repay any such waived fees and/or reimbursed expenses in future years.

The amount of these waivers resulting from investments in these money market funds for the year ended December 31, 2021 was $56.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2021, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$415,084	$429,555	$57,315	$36,285

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2021 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$531,650	$14,918	$3,596	$11,322

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to callable bond adjustments.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	45

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

The tax character of distributions paid during the year ended December 31, 2021 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$10,070	$5,796	$15,866

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2020 was as follows:

Ordinary Income*	Total Distributions Paid
$8,778	$8,778

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of December 31, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$8,054	$2,434	$11,322

The cumulative timing differences primarily consist of callable bond adjustments.

As of December 31, 2021, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Portfolio had no borrowings outstanding from another fund during the year ended December 31, 2021.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2021.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.25%, which has decreased to 1.00% pursuant to the amendment referenced below (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 10,

46	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Portfolio did not utilize the Credit Facility during the year ended December 31, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2021, the Portfolio had two individual shareholder and/or non-affiliated omnibus accounts, which owned 59.2% of the Portfolio’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to the risk that, should the Portfolio decide to sell an illiquid investment when a ready buyer is not available at a price the Portfolio deems to be representative of its value, the value of the Portfolio’s net assets could be adversely affected.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Portfolio may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Portfolio’s yield (and total return) also may be low or the Portfolio may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Portfolio’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Portfolio’s loans, notes, derivatives and other instruments or investments comprising some or all of the Portfolio’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Portfolio is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Portfolio’s investments, increase the Portfolio’s volatility, exacerbate other pre-existing political, social and economic risks to the Portfolio and negatively impact broad segments of businesses and populations. The Portfolio’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Portfolio’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Core Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust Core Bond Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 14, 2022

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

48	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of the Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	169	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Stephen P. Fisher (1959); Trustee of the Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	169	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Gary L. French (1951); Trustee of the Trust since 2022. †	Real Estate Investor (2011-present); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	169	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	169	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (U.S. Holdings) (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Total Portfolio Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee of the Trust since 2022. †	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	169	None

Frankie D. Hughes (1952); Trustee of the Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	169	None

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	49

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner (1953); Trustee of the Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	169	Advisory Board Member, Penso Advisors, LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Thomas P. Lemke (1954); Trustee of the Trust since 2022. †	Retired since 2013.	169	(1) Independent Trustee of Advisors’ Inner Circle III fund platform, consisting of the following: (i) the Advisors’ Inner Circle Fund III, (ii) the Gallery Trust, (iii) the Schroder Series Trust, (iv) the Delaware Wilshire Private Markets Fund (since 2020), (v) Chiron Capital Allocation Fund Ltd., and (vi) formerly the Winton Diversified Opportunities Fund (2014-2018); and (2) Independent Trustee of the Symmetry Panoramic Trust (since 2018).

Lawrence R. Maffia (1950); Trustee of the Trust since 2022. †	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	169	Director, ICI Mutual Insurance Company (1999-2013).

Mary E. Martinez (1960); Vice Chair since 2021; Trustee of the Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	169	None

Marilyn McCoy (1948); Trustee of the Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	169	None

50	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of the Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	169	Trustee, The Coldwater Conservation Fund; Trustee and Vice Chair, Trout Unlimited (2017-2021); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee of the Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	169	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Emily A. Youssouf (1951); Trustee of the Trust since 2022. †	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013-present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	169	Trustee, NYC School Construction Authority (2009-present); Board Member, NYS Job Development Authority (2008-present); Trustee and Chair of the Audit Committee of the Transit Center Foundation (2015-2019).
Interested Trustees

Robert E. Deutsch** (1957); Trustee of the Trust since 2022. †	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	169	Treasurer and Director of the JUST Capital Foundation (2017-present).

Nina O. Shenker** (1957) Trustee of the Trust since 2022. †	Vice Chair (2017-Present), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	169	Director and Member of Executive Committee and Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (169 J.P. Morgan Funds).

*

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Considered an interested trustee based on prior employment by JPM Asset Management or an affiliate of JPMorgan Asset Management.

†	Trustee of the Trust effective January 1, 2022.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	51

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kiesha Astwood-Smith, (1973) Assistant Secretary (2021)**	Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Senior Director and Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from 2015 to 2021.

Matthew Beck (1988), Assistant Secretary (2021)***	Vice President and Assistant General Counsel, JPMorgan Chase since May 2021; Senior Legal Counsel, Ultimus Fund Solutions from 2018 to 2021; General Counsel, Nottingham Company from 2014 to 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Max Vogel (1990), Assistant Secretary (2021)**	Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Associate, Proskauer Rose LLP from 2017 to 2021; Associate, Stroock & Stroock & Lavan LLP from 2015 to 2017.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

52	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2021, and continued to hold your shares at the end of the reporting period, December 31, 2021.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Core Bond Portfolio
Class 1
Actual	$1,000.00	$998.20	$2.67	0.53%
Hypothetical	1,000.00	1,022.53	2.70	0.53
Class 2
Actual	1,000.00	996.40	3.92	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	53

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2021, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 11, 2021.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Portfolio throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Portfolio during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Portfolio and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall

54	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

The Trustees also considered that the Adviser earns fees from the Portfolio for providing administration services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Portfolio’s potential investments in other funds advised by the Adviser. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Portfolio was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Portfolio’s shareholders to share potential economies of scale from its inception and that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Portfolio of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services, and the ability to negotiate competitive fees for the Portfolio. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Portfolio, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Portfolio, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels, was reasonable. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Portfolio.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	55

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(continued)

funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in the Portfolio’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 1 shares was in the third, third and fourth quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2020, respectively, and in the third quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the Portfolio’s performance for Class 2 shares was in the fourth, third and fourth quintiles based upon the Peer Group, and in the third, fourth and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Portfolio to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as the Portfolio. The Trustees recognized that Broadridge reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place for the Portfolio, the net advisory fee rate after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee for Class 1 shares was in the third and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class 1 shares were in the fourth quintile based upon both the Peer Group and Universe. The Trustees noted that the Portfolio’s net advisory fee for Class 2 shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class 2 shares were in the second and fourth quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Portfolio.

56	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

TAX LETTER

(Unaudited)

(Dollar values in thousands)

Long Term Capital Gain

The Portfolio distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2021:

Long-Term Capital Gain Distribution
$5,796

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	57

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPMorgan Insurance Trust (the “Trust)” held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust, including the Portfolio. The results of the voting were as follows:

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee
John F. Finn
In Favor	102,380
Withheld	2,850

Steven P. Fisher
In Favor	102,570
Withheld	2,660

Gary L. French
In Favor	102,531
Withheld	2,699

Kathleen M. Gallagher
In Favor	102,646
Withheld	2,584

Robert J. Grassi
In Favor	102,662
Withheld	2,568

Frankie D. Hughes
In Favor	102,570
Withheld	2,660

Raymond Kanner
In Favor	102,705
Withheld	2,525

Votes Received (Amounts in thousands)
Thomas P. Lemke
In Favor	102,473
Withheld	2,757

Lawrence R. Maffia
In Favor	102,473
Withheld	2,757

Mary E. Martinez
In Favor	102,559
Withheld	2,671

Marilyn McCoy
In Favor	102,367
Withheld	2,863

Dr. Robert A. Oden, Jr.
In Favor	102,270
Withheld	2,960

Marian U. Pardo
In Favor	102,755
Withheld	2,475

Emily A. Youssouf
In Favor	102,573
Withheld	2,657

Interested Nominee

Robert F. Deutsch
In Favor	102,568
Withheld	2,662

Nina O. Shenker
In Favor	102,505
Withheld	2,725

58	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. December 2021.	AN-JPMITCBP-1221

Annual Report

JPMorgan Insurance Trust

December 31, 2021

JPMorgan Insurance Trust Mid Cap Value Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 8, 2022 (Unaudited)

Dear Shareholders,

U.S. equities led the year-long rally in developed market stocks as the global economic rebound advanced through 2021. While financial market volatility, a resurgence in the pandemic and accelerating inflation has carried into 2022, we believe that the outlook for the overall U.S. economy remains positive.

“Throughout the year ahead, J.P. Morgan Asset Management plans to seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.” — Andrea L. Lisher

A surge in U.S. consumer wealth — partly tied to rising values for homes and autos — and quarterly growth in corporate earnings have helped to bolster U.S. financial markets that were already well-supported by monetary and fiscal policies. Over the course of the past year, the U.S. jobless rate fell to pre-pandemic levels and reached 3.9% in December. At the same time, inflation has climbed significantly. The U.S. Federal Reserve (the “Fed”) has tapered its monthly asset purchasing program and indicated that it’s likely to raise interest rates as early as March 2022.

While rising interest rates may mark another phase of the economic cycle that presents financial markets with new challenges and opportunities, they may also signal a return to a more normal economic environment following two years of historically low rates. Meanwhile, the path of the pandemic remains a factor in the U.S. economy. Recent data suggest the increase in new infections in late 2021 and into 2022 had some impact on the U.S. economy — though job growth remained strong — but there is hope that the latest pandemic wave may recede in coming months. Additionally, there is hope that rising prices on commodities and goods will moderate as supply chain constraints ease over time and the Fed moves generally to tamp down inflationary pressures. We expect the U.S. economy to continue expanding in 2022, even if the pace of the expansion eases from 2021.

Throughout the year ahead, J.P. Morgan Asset Management will seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	29.88%
Russell Midcap Value Index	28.34%

Net Assets as of 12/31/2021	$529,038

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Mid Cap Value Portfolio (the “Portfolio”) seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

HOW DID THE MARKET PERFORM?

Equity markets outperformed fixed income markets throughout 2021, driven by the global economic rebound that followed the development of vaccines and unprecedented monetary and fiscal support. U.S. equity markets largely led global equity markets throughout the year despite historically high valuations for U.S. equity. Emerging markets equity generally slumped in the second half of the year as inflationary pressures accelerated and investor demand for Chinese equity receded.

Within fixed income markets, low interest rates on sovereign debt pushed investors to seek higher yielding debt securities in corporate and other credit markets. Emerging markets debt fell during the year as central banks in select emerging markets began to raise interest rates in the second half. High yield bonds (also known as “junk bonds”) provided positive, while returns on investment grade corporate bonds were mixed.

The global equity rally appeared to pause in January 2021 and then equity prices surged higher from February through June. In the U.S., the distribution of vaccines combined with a $1.9 trillion U.S. fiscal relief and recovery package, and the prospect of additional federal government spending, helped push leading equity indexes higher. U.S. corporate earnings and cash flows reached record highs in the first and second quarters of 2021. Job growth, rising consumer spending, business investment and manufacturing data added further fuel to the rally in U.S. equity markets.

Historically high valuations for U.S. equity fueled increased investor demand for international developed and emerging markets equity midway through the year. However, mixed success against the pandemic in the developed markets and political developments — including unresolved disputes over Brexit — weighed on equity prices in the European Union and the U.K. Increased regulatory scrutiny of large technology companies in China and investor concerns about debt levels in the country’s real estate sector generally pulled emerging markets lower through the second half of the year.

The final months of 2021 were marked by the emergence of the omicron variant of the coronavirus and the reimposition of some pandemic restrictions at the regional, national and local levels. While investor uncertainty led to a global increase in financial market volatility, U.S. equity prices remained buoyed by record high corporate earnings and a general boom in U.S. household wealth.

While neither the U.S. Federal Reserve (the “Fed”) nor the European Central Bank raised policy interest rates during the period, the Fed accelerated the reduction in its monthly asset purchases under its quantitative easing program and indicated it would raise rates in 2022 and 2023 as economic conditions warranted. By the end of the year, the European Central Bank said it was unlikely to raise interest rates in 2022, and other leading central banks appeared to take a similar position.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares outperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended December 31, 2021.

The Portfolio’s security selection in the industrial and real estate sectors was a leading contributor to performance relative to the Benchmark, while the Portfolio’s security selection in the materials and consumer staples sectors was a leading detractor from relative performance.

Leading individual contributors to performance included the Portfolio’s overweight positions in Diamondback Energy Inc., Discovery Inc. and AutoZone Inc. Shares of Diamondback Energy, an oil and gas extraction company, rose amid rising petroleum prices for much of the period and after the company reported better-than-expected earnings and revenue for the third quarter of 2021. Shares of Discovery, a media company, rose after the company reported better-than-expected earnings for the third quarter of 2021. Shares of AutoZone, an automotive parts retailer, rose amid consecutive quarters of better-than-expected earnings and revenue, as well as large share repurchase programs during the period.

Leading individual detractors from relative performance included the Portfolio’s underweight position in Marvell Technology Inc. and its overweight positions in Zynga Inc. and Zimmer Biomet Holdings Inc. Shares of Marvell Technology, a semiconductor manufacturer not held in the Fund, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2021 amid increased demand across the semiconductor industry. Shares of Zynga, a video

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

game developer, fell after the company issued a weaker-than-expected forecast amid slowing user growth. Shares of Zimmer Biomet Holdings, a medical device manufacturer, fell amid investor expectations that the resurgence of the pandemic in late 2021 may reduce demand for elective surgeries.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’ view, sustainable levels of free cash flow. During the reporting period, the Portfolio maintained overweight positions in the financials and industrials sectors, while maintaining underweight positions in the materials and consumer discretionary sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Ameriprise Financial, Inc.	1.9%
2.	AutoZone, Inc.	1.6
3.	Huntington Bancshares, Inc.	1.6
4.	Motorola Solutions, Inc.	1.6
5.	M&T Bank Corp.	1.6
6.	Laboratory Corp. of America Holdings	1.5
7.	Loews Corp.	1.5
8.	Fortune Brands Home & Security, Inc.	1.5
9.	Carlisle Cos., Inc.	1.5
10.	Xcel Energy, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Financials	22.5%
Industrials	14.0
Real Estate	12.0
Consumer Discretionary	11.1
Utilities	8.0
Information Technology	7.2
Health Care	6.8
Materials	4.8
Communication Services	4.1
Consumer Staples	4.1
Energy	3.9
Short-Term Investments	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	September 28, 2001	29.88%	10.63%	12.99%

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Value Portfolio and the Russell Midcap Value Index from December 31, 2011 to December 31, 2021. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021

(Amounts in thousands)

Investments	Shares (000)	Value ($000)

COMMON STOCKS — 98.5%

Airlines — 0.5%

Southwest Airlines Co. *	56	2,411

Banks — 7.8%

Citizens Financial Group, Inc.	130	6,158

Fifth Third Bancorp	180	7,841

Huntington Bancshares, Inc.	543	8,379

M&T Bank Corp.	54	8,242

Regions Financial Corp.	297	6,470

Zions Bancorp NA	66	4,192

		41,282

Beverages — 1.4%

Constellation Brands, Inc., Class A	18	4,440

Keurig Dr Pepper, Inc.	83	3,076

		7,516

Building Products — 3.0%

Carlisle Cos., Inc.	32	7,855

Fortune Brands Home & Security, Inc.	75	7,977

		15,832

Capital Markets — 6.5%

Ameriprise Financial, Inc.	33	9,940

Northern Trust Corp.	53	6,295

Raymond James Financial, Inc.	66	6,643

State Street Corp.	67	6,239

T. Rowe Price Group, Inc.	27	5,406

		34,523

Chemicals — 1.4%

Celanese Corp.	29	4,809

RPM International, Inc.	25	2,567

		7,376

Communications Equipment — 1.6%

Motorola Solutions, Inc.	30	8,284

Construction Materials — 1.0%

Martin Marietta Materials, Inc.	12	5,255

Consumer Finance — 1.0%

Discover Financial Services	47	5,414

Containers & Packaging — 1.6%

Packaging Corp. of America	27	3,676

Silgan Holdings, Inc.	106	4,541

		8,217

Distributors — 1.9%

Genuine Parts Co.	24	3,335

Investments	Shares (000)	Value ($000)

Distributors — continued

LKQ Corp.	111	6,677

		10,012

Diversified Financial Services — 0.6%

Voya Financial, Inc.	44	2,915

Electric Utilities — 3.5%

Edison International	63	4,320

Entergy Corp.	55	6,195

Xcel Energy, Inc.	116	7,846

		18,361

Electrical Equipment — 3.7%

Acuity Brands, Inc.	33	6,940

AMETEK, Inc.	37	5,488

Hubbell, Inc.	35	7,197

		19,625

Electronic Equipment, Instruments & Components — 3.1%

Amphenol Corp., Class A	66	5,768

CDW Corp.	22	4,595

TD SYNNEX Corp.	53	6,081

		16,444

Entertainment — 0.8%

Zynga, Inc., Class A *	682	4,364

Equity Real Estate Investment Trusts (REITs) — 10.8%

American Homes 4 Rent, Class A	114	4,959

AvalonBay Communities, Inc.	20	4,943

Boston Properties, Inc.	38	4,328

Brixmor Property Group, Inc.	131	3,320

Essex Property Trust, Inc.	9	3,237

Federal Realty Investment Trust	19	2,586

Host Hotels & Resorts, Inc. *	95	1,644

JBG SMITH Properties	66	1,894

Kimco Realty Corp.	157	3,865

Mid-America Apartment Communities, Inc.	14	3,107

Rayonier, Inc.	120	4,824

Regency Centers Corp.	36	2,723

Rexford Industrial Realty, Inc.	37	3,022

Sun Communities, Inc.	13	2,742

Ventas, Inc.	37	1,909

Weyerhaeuser Co.	129	5,310

WP Carey, Inc.	41	3,376

		57,789

Food & Staples Retailing — 1.3%

Kroger Co. (The)	85	3,838

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in thousands)

Investments	Shares (000)	Value ($000)
COMMON STOCKS — continued

Food & Staples Retailing — continued

US Foods Holding Corp. *	90	3,134

		6,972

Food Products — 0.9%

Post Holdings, Inc. *	40	4,521

Gas Utilities — 1.4%

National Fuel Gas Co.	113	7,194

Health Care Equipment & Supplies — 1.0%

Zimmer Biomet Holdings, Inc.	42	5,397

Health Care Providers & Services — 5.2%

AmerisourceBergen Corp.	47	6,310

Henry Schein, Inc. *	60	4,661

Humana, Inc.	6	2,871

Laboratory Corp. of America Holdings *	26	8,079

Universal Health Services, Inc., Class B	42	5,478

		27,399

Hotels, Restaurants & Leisure — 1.0%

Darden Restaurants, Inc.	19	2,853

Expedia Group, Inc. *	13	2,393

		5,246

Household Durables — 2.0%

Mohawk Industries, Inc. *	27	4,992

Newell Brands, Inc.	250	5,460

		10,452

Household Products — 0.5%

Energizer Holdings, Inc.	61	2,447

Insurance — 6.2%

Alleghany Corp. *	4	2,689

Arch Capital Group Ltd. *	59	2,637

Hartford Financial Services Group, Inc. (The)	74	5,085

Lincoln National Corp.	59	4,029

Loews Corp.	140	8,059

Progressive Corp. (The)	33	3,410

RenaissanceRe Holdings Ltd. (Bermuda)	17	2,819

WR Berkley Corp.	48	3,935

		32,663

Interactive Media & Services — 0.9%

InterActiveCorp. *	37	4,810

IT Services — 1.0%

FleetCor Technologies, Inc. *	25	5,504

Machinery — 6.0%

IDEX Corp.	17	4,117

Investments	Shares (000)	Value ($000)

Machinery — continued

ITT, Inc.	63	6,456

Lincoln Electric Holdings, Inc.	40	5,513

Middleby Corp. (The) *	29	5,627

Snap-on, Inc.	26	5,699

Timken Co. (The)	62	4,262

		31,674

Media — 2.4%

Liberty Broadband Corp., Class C *	44	7,135

Liberty Media Corp.-Liberty SiriusXM, Class C *	105	5,333

		12,468

Metals & Mining — 0.9%

Freeport-McMoRan, Inc.	114	4,772

Multiline Retail — 0.7%

Kohl’s Corp.	79	3,883

Multi-Utilities — 3.2%

CMS Energy Corp.	108	7,017

Sempra Energy	21	2,730

WEC Energy Group, Inc.	73	7,054

		16,801

Oil, Gas & Consumable Fuels — 3.9%

Coterra Energy, Inc.	360	6,836

Diamondback Energy, Inc.	67	7,179

Williams Cos., Inc. (The)	259	6,756

		20,771

Pharmaceuticals — 0.6%

Jazz Pharmaceuticals plc *	23	2,934

Professional Services — 0.8%

Leidos Holdings, Inc.	48	4,310

Real Estate Management & Development — 1.0%

CBRE Group, Inc., Class A *	51	5,511

Semiconductors & Semiconductor Equipment — 0.6%

Analog Devices, Inc.	18	3,167

Software — 0.9%

NortonLifeLock, Inc.	186	4,830

Specialty Retail — 3.1%

AutoZone, Inc. *	4	8,507

Best Buy Co., Inc.	46	4,699

Gap, Inc. (The)	183	3,238

		16,444

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

Investments	Shares (000)	Value ($000)
COMMON STOCKS — continued

Textiles, Apparel & Luxury Goods — 2.4%

Carter’s, Inc.	44	4,485

Ralph Lauren Corp.	38	4,511

Tapestry, Inc.	96	3,880

		12,876

Thrifts & Mortgage Finance — 0.4%

MGIC Investment Corp.	165	2,380

Total Common Stocks (Cost $297,119)		521,046

Short-Term Investments — 1.5%

Investment Companies — 1.5%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01%(a)(b) (Cost $8,010)	8,010	8,010

Total Investments — 100.0% (Cost $305,129)		529,056
Liabilities in Excess of Other Assets — 0.0% (c)		(18)

NET ASSETS — 100.0%		529,038

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	7

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021

(Amounts in thousands, except per share amounts)

	JPMorgan Insurance Trust Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$521,046
Investments in affiliates, at value	8,010
Receivables:
Portfolio shares sold	154
Dividends from non-affiliates	867
Dividends from affiliates	—	(a)

Total Assets	530,077

LIABILITIES:
Payables:
Due to custodian	—	(a)
Portfolio shares redeemed	662
Accrued liabilities:
Investment advisory fees	285
Administration fees	33
Custodian and accounting fees	12
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	47

Total Liabilities	1,039

Net Assets	$529,038

NET ASSETS:
Paid-in-Capital	$234,553
Total distributable earnings (loss)	294,485

Total Net Assets	$529,038

Net Assets:
Class 1	$529,038

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):	39,649

Net Asset Value (b):
Class 1 — Offering and redemption price per share	$13.34

Cost of investments in non-affiliates	$297,119
Cost of investments in affiliates	8,010

(a)	Amount rounds to less than one thousand.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

(Amounts in thousands)

JPMorgan Insurance Trust Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$8,230
Dividend income from affiliates	1
Income from securities lending (net) (See Note 2.B.)	1

Total investment income	8,232

EXPENSES:
Investment advisory fees	3,295
Administration fees	380
Custodian and accounting fees	29
Professional fees	54
Trustees’ and Chief Compliance Officer’s fees	26
Printing and mailing costs	39
Transfer agency fees	6
Other	33

Total expenses	3,862

Less fees waived	(5)

Net expenses	3,857

Net investment income (loss)	4,375

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	68,328
Change in net unrealized appreciation/depreciation on investments in non-affiliates	55,704

Net realized/unrealized gains (losses)	124,032

Change in net assets resulting from operations	$128,407

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Insurance Trust Mid Cap Value Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,375	$4,916
Net realized gain (loss)	68,328	24,855
Change in net unrealized appreciation/depreciation	55,704	(30,483)

Change in net assets resulting from operations	128,407	(712)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(29,998)	(31,576)

Total distributions to shareholders	(29,998)	(31,576)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(16,900)	(14,480)

NET ASSETS:
Change in net assets	81,509	(46,768)
Beginning of period	447,529	494,297

End of period	$529,038	$447,529

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$75,936	$72,722
Distributions reinvested	29,998	31,576
Cost of shares redeemed	(122,834)	(118,778)

Change in net assets resulting from Class 1 capital transactions	$(16,900)	$(14,480)

SHARE TRANSACTIONS:
Class 1
Issued	6,014	8,067
Reinvested	2,366	3,680
Redeemed	(9,814)	(12,503)

Change in Class 1 Shares	(1,434)	(756)

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Mid Cap Value Portfolio
Class 1
Year Ended December 31, 2021	$10.89	$0.11	$3.11	$3.22	$(0.12)	$(0.65)	$(0.77)
Year Ended December 31, 2020	11.81	0.12	(0.28)	(0.16)	(0.15)	(0.61)	(0.76)
Year Ended December 31, 2019	10.16	0.15	2.47	2.62	(0.19)	(0.78)	(0.97)
Year Ended December 31, 2018	11.83	0.17	(1.54)	(1.37)	(0.11)	(0.19)	(0.30)
Year Ended December 31, 2017	10.98	0.11	1.34	1.45	(0.09)	(0.51)	(0.60)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	11

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$13.34	29.88%	$529,038	0.76%	0.86%	0.76%	22%
10.89	0.37	447,529	0.76	1.20	0.77	20
11.81	26.76	494,297	0.76	1.31	0.77	10
10.16	(11.84)	445,963	0.76	1.43	0.77	13
11.83	13.76	572,520	0.77	0.95	0.78	14

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021

(Dollar values in thousands)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate portfolio of the Trust (the “Portfolio”) covered by this report:

	Class Offered	Diversification Classification
JPMorgan Insurance Trust Mid Cap Value Portfolio	Class 1	Diversified

The investment objective of the Portfolio is to seek capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset value (“NAV”) of the Portfolio is calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities(a)	$529,056	$—	$—	$529,056

(a)	Please refer to the SOI for specifics of portfolio holdings.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

(Dollar values in thousands)

B. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Portfolio retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.12% to 0.06%. For the year ended December 31, 2021, JPMIM waived fees associated with the Portfolio’s investment in the JPMorgan U.S. Government Money Market Fund as follows:

$–	(a)

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

The Portfolio did not have any securities out on loan at December 31, 2021.

C. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the year ended December 31, 2021
Security Description	Value at December 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15%(a)(b)	$400	$1,000	$1,400	$—	*(c)	$—	(c)	$—	—	$—	*(c)	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares(a)(b)	987	3,185	4,172	—		—		—	—	$—	*(c)	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01%(a)(b)	4,891	86,203	83,084	—		—		8,010	8,010	1		—

Total	$6,278	$90,388	$88,656	$—	(c)	$—	(c)	$8,010		$1		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

E. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2021, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$–	$(38)	$38

The reclassifications for the Portfolio relate primarily to non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.65% of the Portfolio’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the year ended December 31, 2021, the effective rate was 0.075% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

(Dollar values in thousands)

The Administrator waived administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser and/or Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed 0.90% of the Portfolio’s average daily net assets.

The expense limitation agreement was in effect for the year ended December 31, 2021 and the contractual expense limitation percentage is in place until at least April 30, 2022.

For the year ended December 31, 2021, the Portfolio’s service providers did not waive fees and/or reimburse expenses for the Portfolio.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser and/or Administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Portfolio to repay any such waived fees and/or reimbursed expenses in future years.

The amount of these waivers resulting from investments in these money market funds for the year ended December 31, 2021 was $5.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$109,114	$154,224

During the year ended December 31, 2021, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2021 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$306,611	$228,082	$5,637	$222,445

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2021 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$5,351	$24,647	$29,998

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2020 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$6,105	$25,471	$31,576

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of December 31, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$11,367	$60,713	$222,445

The cumulative timing differences primarily consist of wash sale loss deferrals.

As of December 31, 2021, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Portfolio had no borrowings outstanding from another fund during the year ended December 31, 2021.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2021.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.25%, which has decreased to 1.00% pursuant to the amendment referenced below (the “Applicable Margin”), plus the greater of the federal funds effective rate or

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

(Dollar values in thousands)

one month London Interbank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Portfolio did not utilize the Credit Facility during the year ended December 31, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2021, the Portfolio had two individual shareholder and/or non-affiliated omnibus accounts, which owned 78.0% of the Portfolio’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

Because the Portfolio invests in Real Estate Investment Trusts (“REITs”), the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Portfolio’s instruments or investments comprising some or all of the Portfolio’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Portfolio is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Portfolio’s investments, increase the Portfolio’s volatility, exacerbate other pre-existing political, social and economic risks to the Portfolio and negatively impact broad segments of businesses and populations. The Portfolio’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Portfolio’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Mid Cap Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust Mid Cap Value Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 14, 2022

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	19

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of the Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	169	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Stephen P. Fisher (1959); Trustee of the Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	169	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Gary L. French (1951); Trustee of the Trust since 2022. †	Real Estate Investor (2011-present); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	169	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	169	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (U.S. Holdings) (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Total Portfolio Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee of the Trust since 2022. †	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	169	None

Frankie D. Hughes (1952); Trustee of the Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	169	None

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner (1953); Trustee of the Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	169	Advisory Board Member, Penso Advisors, LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Thomas P. Lemke (1954); Trustee of the Trust since 2022. †	Retired since 2013.	169	(1) Independent Trustee of Advisors’ Inner Circle III fund platform, consisting of the following: (i) the Advisors’ Inner Circle Fund III, (ii) the Gallery Trust, (iii) the Schroder Series Trust, (iv) the Delaware Wilshire Private Markets Fund (since 2020), (v) Chiron Capital Allocation Fund Ltd., and (vi) formerly the Winton Diversified Opportunities Fund (2014-2018); and (2) Independent Trustee of the Symmetry Panoramic Trust (since 2018).

Lawrence R. Maffia (1950); Trustee of the Trust since 2022. †	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	169	Director, ICI Mutual Insurance Company (1999-2013).

Mary E. Martinez (1960); Vice Chair since 2021; Trustee of the Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	169	None

Marilyn McCoy (1948); Trustee of the Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President, Administration and Planning, Northwestern of University (1985-present).	169	None

Dr. Robert A. Oden, Jr. (1946); Trustee of the Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	169	Trustee, The Coldwater Conservation Fund; Trustee and Vice Chair, Trout Unlimited (2017-2021); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-2020).

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	21

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Marian U. Pardo* (1946); Trustee of the Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	169	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Emily A. Youssouf (1951); Trustee of the Trust since 2022. †	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013-present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	169	Trustee, NYC School Construction Authority (2009-present); Board Member, NYS Job Development Authority (2008-present); Trustee and Chair of the Audit Committee of the Transit Center Foundation (2015-2019).
Interested Trustees

Robert E. Deutsch** (1957); Trustee of the Trust since 2022. †	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	169	Treasurer and Director of the JUST Capital Foundation (2017-present).

Nina O. Shenker** (1957) Trustee of the Trust since 2022. †	Vice Chair (2017-Present), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	169	Director and Member of Executive Committee and Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (169 J.P. Morgan Funds).

*

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Considered an interested trustee based on prior employment by JPM Asset Management or an affiliate of JPMorgan Asset Management.

†	Trustee of the Trust effective January 1, 2022.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kiesha Astwood-Smith, (1973) Assistant Secretary (2021)**	Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Senior Director and Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from 2015 to 2021.

Matthew Beck (1988), Assistant Secretary (2021)***	Vice President and Assistant General Counsel, JPMorgan Chase since May 2021; Senior Legal Counsel, Ultimus Fund Solutions from 2018 to 2021; General Counsel, Nottingham Company from 2014 to 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Max Vogel (1990), Assistant Secretary (2021)**	Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Associate, Proskauer Rose LLP from 2017 to 2021; Associate, Stroock & Stroock & Lavan LLP from 2015 to 2017.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	23

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2021 and continued to hold your shares at the end of the reporting period, December 31, 2021.

Actual Expenses

In the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Mid Cap Value Portfolio
Class 1
Actual	$1,000.00	$1,067.20	$3.91	0.75%
Hypothetical	1,000.00	1,021.42	3.82	0.75

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2021, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 11, 2021.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Portfolio throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Portfolio during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Portfolio and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

The Trustees also considered that the Adviser earns fees from the Portfolio for providing administration services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Portfolio’s potential investments in other funds advised by the Adviser. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Portfolio was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Portfolio’s shareholders to share potential economies of scale from its inception and that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Portfolio of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services, and the ability to negotiate competitive fees for the Portfolio. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Portfolio, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Portfolio, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels, was reasonable. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Portfolio.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in the Portfolio’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 1 shares was in the fifth, fourth and fifth quintiles based upon the Peer Group,

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

and in the fifth, fourth and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Portfolio to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as the Portfolio. The Trustees recognized that Broadridge reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio and noted that Universe and Peer Group rankings were not calculated if the number of funds in the

Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place for the Portfolio, the net advisory fee rate after taking into account any waivers and/or reimbursements and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee for Class 1 shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class 1 shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Portfolio.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	27

TAX LETTER

(Unaudited)

(Dollar values in thousands)

Dividends Received Deduction (DRD)

The Portfolio had 100.00%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended December 31, 2021.

Long Term Capital Gain

The Portfolio distributed $24,647, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2021.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPMorgan Insurance Trust (the “Trust)” held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust, including the Portfolio. The results of the voting were as follows:

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee
John F. Finn
In Favor	102,380
Withheld	2,850

Steven P. Fisher
In Favor	102,570
Withheld	2,660

Gary L. French
In Favor	102,531
Withheld	2,699

Kathleen M. Gallagher
In Favor	102,646
Withheld	2,584

Robert J. Grassi
In Favor	102,662
Withheld	2,568

Frankie D. Hughes
In Favor	102,570
Withheld	2,660

Raymond Kanner
In Favor	102,705
Withheld	2,525

Thomas P. Lemke
In Favor	102,473
Withheld	2,757

Votes Received (Amounts in thousands)
Lawrence R. Maffia
In Favor	102,473
Withheld	2,757

Mary E. Martinez
In Favor	102,559
Withheld	2,671

Marilyn McCoy
In Favor	102,367
Withheld	2,863

Dr. Robert A. Oden, Jr.
In Favor	102,270
Withheld	2,960

Marian U. Pardo
In Favor	102,755
Withheld	2,475

Emily A. Youssouf
In Favor	102,573
Withheld	2,657

Interested Nominee
Robert F. Deutsch
In Favor	102,568
Withheld	2,662

Nina O. Shenker
In Favor	102,505
Withheld	2,725

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	29

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. December 2021.	AN-JPMITMCVP-1221

Annual Report

JPMorgan Insurance Trust

December 31, 2021

JPMorgan Insurance Trust Small Cap Core Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 8, 2022 (Unaudited)

Dear Shareholders,

U.S. equities led the year-long rally in developed market stocks as the global economic rebound advanced through 2021. While financial market volatility, a resurgence in the pandemic and accelerating inflation has carried into 2022, we believe that the outlook for the overall U.S. economy remains positive.

“Throughout the year ahead, J.P. Morgan Asset Management plans to seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.” — Andrea L. Lisher

A surge in U.S. consumer wealth — partly tied to rising values for homes and autos — and quarterly growth in corporate earnings have helped to bolster U.S. financial markets that were already well-supported by monetary and fiscal policies. Over the course of the past year, the U.S. jobless rate fell to pre-pandemic levels and reached 3.9% in December. At the same time, inflation has climbed significantly. The U.S. Federal Reserve (the “Fed”) has tapered its monthly asset purchasing program and indicated that it’s likely to raise interest rates as early as March 2022.

While rising interest rates may mark another phase of the economic cycle that presents financial markets with new challenges and opportunities, they may also signal a return to a more normal economic environment following two years of historically low rates. Meanwhile, the path of the pandemic remains a factor in the U.S. economy. Recent data suggest the increase in new infections in late 2021 and into 2022 had some impact on the U.S. economy — though job growth remained strong — but there is hope that the latest pandemic wave may recede in coming months. Additionally, there is hope that rising prices on commodities and goods will moderate as supply chain constraints ease over time and the Fed moves generally to tamp down inflationary pressures. We expect the U.S. economy to continue expanding in 2022, even if the pace of the expansion eases from 2021.

Throughout the year ahead, J.P. Morgan Asset Management will seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	21.38%
Russell 2000 Index	14.82%

Net Assets as of 12/31/2021 (In Thousands)	$220,670

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Small Cap Core Portfolio (the “Portfolio”) seeks capital growth over the long term.

HOW DID THE MARKET PERFORM?

Equity markets outperformed fixed income markets throughout 2021, driven by the global economic rebound that followed the development of vaccines and unprecedented monetary and fiscal support. U.S. equity markets largely led global equity markets throughout the year despite historically high valuations for U.S. equity. Emerging markets equity generally slumped in the second half of the year as inflationary pressures accelerated and investor demand for Chinese equity receded.

The global equity rally appeared to pause in January 2021 and then equity prices surged higher from February through June. In the U.S., the distribution of vaccines combined with a $1.9 trillion U.S. fiscal relief and recovery package, and the prospect of additional federal government spending, helped push leading equity indexes higher. U.S. corporate earnings and cash flows reached record highs in the first and second quarters of 2021. Job growth, rising consumer spending, business investment and manufacturing data added further fuel to the rally in U.S. equity markets.

Historically high valuations for U.S. equity fueled increased investor demand for international developed and emerging markets equity midway through the year. However, mixed success against the pandemic in the developed markets and political developments — including unresolved disputes over Brexit — weighed on equity prices in the European Union and the U.K. Increased regulatory scrutiny of large technology companies in China and investor concerns about debt levels in the country’s real estate sector generally pulled emerging markets lower through the second half of the year.

The final months of 2021 were marked by the emergence of the omicron variant of the coronavirus and the reimposition of some pandemic restrictions at the regional, national and local levels. While investor uncertainty led to a global increase in financial market volatility, U.S. equity prices remained buoyed by record high corporate earnings and a general boom in U.S. household wealth.

While neither the U.S. Federal Reserve (the “Fed”) nor the European Central Bank raised policy interest rates during the period, the Fed accelerated the reduction in its monthly asset purchases under its quantitative easing program and indicated

it would raise rates in 2022 and 2023 as economic conditions warranted. By the end of the year, the European Central Bank said it was unlikely to raise interest rates in 2022, and other leading central banks appeared to take a similar position.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended December 31, 2021.

The Portfolio’s security selection in the industrials and financials sectors was a leading contributor to performance relative to the Benchmark, while the Portfolio’s security selection in the consumer discretionary and consumer staples sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in IDT Corp., ArcBest Corp. and Arena Pharmaceuticals Inc. Shares of IDT, a communications and payment services provider, rose after the company reported increased revenue and earnings during the period. Shares of ArcBest, a logistics and transport company, rose after the company reported better-than-expected earnings for consecutive quarters during 2021. Shares of Arena Pharmaceuticals, a biopharmaceuticals developer, rose after the company agreed to be acquired by Pfizer Inc. for an estimated $6.7 billion.

Leading individual detractors from relative performance included the Portfolio’s underweight positions in GameStop Corp. and Avis Budget Group Inc., and its overweight position in Liberty TripAdvisor Holdings Inc. Shares of GameStop, a consumer electronics retail chain not held in the Portfolio, rose in early 2021 when users of an Internet forum largely orchestrated a run up in the stock price in response to large short positions in the stock, while broad growth in video game sales bolstered the company’s shares in the second half of the year. Shares of Avis Budget Group, an auto rental chain not held in the Portfolio, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2021 and indicated it would increase purchases of electric vehicles. Shares of Liberty TripAdvisor Holdings, an online advertising and hospitality commerce business, fell amid investor expectations a that a resurgence in the pandemic in late 2021 would curb consumer and business travel.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

HOW WAS THE PORTFOLIO POSITIONED?

In accordance with the Portfolio’s investment process, the portfolio managers take limited sector bets and construct the Portfolio so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and the adviser’s proprietary analysis to construct a portfolio of companies that the portfolio managers believe are attractively valued and possess strong momentum. During the reporting period, the Portfolio was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Builders FirstSource, Inc.	1.0%
2.	WESCO International, Inc.	1.0
3.	Ovintiv, Inc.	0.9
4.	Herc Holdings, Inc.	0.9
5.	Watts Water Technologies, Inc., Class A	0.8
6.	Super Micro Computer, Inc.	0.8
7.	Deckers Outdoor Corp.	0.8
8.	ArcBest Corp.	0.7
9.	Tenet Healthcare Corp.	0.7
10.	Rush Enterprises, Inc., Class A	0.7

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Industrials	17.6%
Health Care	17.6
Financials	16.0
Information Technology	11.6
Consumer Discretionary	7.8
Real Estate	6.3
Communication Services	3.9
Materials	3.8
Energy	3.6
Consumer Staples	2.3
Utilities	1.6
Short-Term Investments	7.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	January 3, 1995	21.38%	11.77%	14.01%
CLASS 2 SHARES	April 24, 2009	21.06	11.46	13.70

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Small Cap Core Portfolio and the Russell 2000 Index from December 31, 2011 to December 31, 2021. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable.

The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.7%

Aerospace & Defense — 0.2%

AAR Corp. *	4	137

Ducommun, Inc. *	3	159

Moog, Inc., Class A	1	113

Vectrus, Inc. *	1	32

		441

Air Freight & Logistics — 0.8%

Atlas Air Worldwide Holdings, Inc. *	5	424

Forward Air Corp.	2	254

Hub Group, Inc., Class A *	13	1,078

		1,756

Airlines — 0.6%

Alaska Air Group, Inc. *	5	276

Allegiant Travel Co. *	3	468

Spirit Airlines, Inc. *	25	550

		1,294

Auto Components — 0.8%

American Axle & Manufacturing Holdings, Inc. *	36	337

Goodyear Tire & Rubber Co. (The) *	28	589

Lear Corp.	2	366

Patrick Industries, Inc.	5	371

		1,663

Banks — 8.3%

Ameris Bancorp	4	215

Associated Banc-Corp.	7	149

Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	19	705

Bar Harbor Bankshares	3	78

Business First Bancshares, Inc.	4	108

Capital Bancorp, Inc.	2	39

Capstar Financial Holdings, Inc.	6	126

Cathay General Bancorp	3	138

CIT Group, Inc.	1	62

Community Trust Bancorp, Inc.	1	29

ConnectOne Bancorp, Inc.	31	1,006

Customers Bancorp, Inc. *	14	896

Dime Community Bancshares, Inc.	3	88

Enterprise Financial Services Corp.	2	116

FB Financial Corp.	2	101

Financial Institutions, Inc. (a)	7	226

First BanCorp (Puerto Rico)	71	974

First Bank	2	28

First Commonwealth Financial Corp.	6	100

First Community Bankshares, Inc.	1	47

First Horizon Corp.	51	833

INVESTMENTS	SHARES (000)		VALUE ($000)

Banks — continued

First Internet Bancorp	2		99

FNB Corp.	30		359

Great Southern Bancorp, Inc.	3		148

Hancock Whitney Corp.	11		530

Hanmi Financial Corp.	13		318

HBT Financial, Inc.	7		137

Hilltop Holdings, Inc.	8		278

HomeStreet, Inc.	4		192

Investors Bancorp, Inc.	86		1,303

Meta Financial Group, Inc.	4		233

Metropolitan Bank Holding Corp. *	2		160

Mid Penn Bancorp, Inc.	1		41

MVB Financial Corp.	1		21

OceanFirst Financial Corp.	33		728

Old National Bancorp	12		223

Origin Bancorp, Inc.	2		69

PacWest Bancorp	10		440

Peapack-Gladstone Financial Corp.	3		103

Peoples Bancorp, Inc.	2		67

Popular, Inc. (Puerto Rico)	12		993

QCR Holdings, Inc.	1		73

RBB Bancorp	2		55

Republic Bancorp, Inc., Class A	1		41

Sierra Bancorp	1		34

Signature Bank	4		1,358

SmartFinancial, Inc.	5		123

Sterling Bancorp	10		260

Synovus Financial Corp.	9		431

Umpqua Holdings Corp.	31		600

United Community Banks, Inc.	7		252

Valley National Bancorp	29		397

Veritex Holdings, Inc.	9		354

Western Alliance Bancorp	4		420

Wintrust Financial Corp.	3		282

Zions Bancorp NA	16		1,035

			18,221

Beverages — 0.1%

Coca-Cola Consolidated, Inc.	—	(b)	279

Biotechnology — 8.8%

2seventy bio, Inc. *	—	(b)	7

Akebia Therapeutics, Inc. * (a)	147		333

Alector, Inc. *	11		221

Allogene Therapeutics, Inc. *	10		154

Amicus Therapeutics, Inc. *	99		1,145

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Biotechnology — continued

AnaptysBio, Inc. *	28	970

Arena Pharmaceuticals, Inc. *	5	418

Arrowhead Pharmaceuticals, Inc. *	11	749

Atara Biotherapeutics, Inc. *	2	32

Bluebird Bio, Inc. *	1	8

Blueprint Medicines Corp. *	5	493

Bolt Biotherapeutics, Inc. * (a)	7	32

Bridgebio Pharma, Inc. * (a)	6	93

CareDx, Inc. *	3	146

Catalyst Pharmaceuticals, Inc. *	45	307

Chinook Therapeutics, Inc. *	14	226

Coherus Biosciences, Inc. * (a)	14	223

Decibel Therapeutics, Inc. * (a)	20	91

Eliem Therapeutics, Inc. * (a)	26	270

Fate Therapeutics, Inc. *	27	1,590

Frequency Therapeutics, Inc. *	47	243

Gritstone bio, Inc. * (a)	3	37

Inozyme Pharma, Inc. *	39	267

Intellia Therapeutics, Inc. *	9	1,076

Invitae Corp. * (a)	11	174

Jounce Therapeutics, Inc. *	9	71

Kronos Bio, Inc. * (a)	15	202

Kura Oncology, Inc. *	1	20

Kymera Therapeutics, Inc. *	14	895

MeiraGTx Holdings plc * (a)	7	176

Molecular Templates, Inc. * (a)	28	110

Mustang Bio, Inc. * (a)	72	119

Myriad Genetics, Inc. *	26	729

Natera, Inc. *	5	476

PMV Pharmaceuticals, Inc. * (a)	29	665

PTC Therapeutics, Inc. *	8	327

Radius Health, Inc. * (a)	1	8

Relay Therapeutics, Inc. *	21	643

REVOLUTION Medicines, Inc. * (a)	16	403

Sage Therapeutics, Inc. *	5	196

Sarepta Therapeutics, Inc. *	11	982

Sera Prognostics, Inc., Class A *	53	367

Spruce Biosciences, Inc. * (a)	14	63

Sutro Biopharma, Inc. *	3	37

TCR2 Therapeutics, Inc. *	5	23

Travere Therapeutics, Inc. *	32	978

Turning Point Therapeutics, Inc. *	6	291

Vericel Corp. * (a)	7	279

Vir Biotechnology, Inc. *	14	595

INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued

Xencor, Inc. *	39	1,544

Y-mAbs Therapeutics, Inc. *	1	15

		19,519

Building Products — 1.9%

Advanced Drainage Systems, Inc.	1	136

Apogee Enterprises, Inc.	4	197

Builders FirstSource, Inc. *	28	2,373

Cornerstone Building Brands, Inc. *	17	290

Masonite International Corp.*	2	201

Quanex Building Products Corp. (a)	10	250

Resideo Technologies, Inc. *	5	135

UFP Industries, Inc.	7	607

		4,189

Capital Markets — 1.9%

AssetMark Financial Holdings, Inc. *	2	45

Blucora, Inc. *	18	305

Brightsphere Investment Group, Inc.	14	350

Cohen & Steers, Inc. (a)	2	148

Cowen, Inc., Class A	10	373

Donnelley Financial Solutions, Inc. *	15	711

Federated Hermes, Inc.	4	147

Focus Financial Partners, Inc., Class A *	12	740

Piper Sandler Cos.	2	375

Stifel Financial Corp.	7	525

Virtus Investment Partners, Inc.	2	564

		4,283

Chemicals — 2.0%

AdvanSix, Inc.	2	85

Avient Corp.	15	850

Cabot Corp.	2	107

Ecovyst, Inc.	7	67

HB Fuller Co.	9	761

Ingevity Corp. *	6	459

Koppers Holdings, Inc. *	4	135

Minerals Technologies, Inc.	6	454

Orion Engineered Carbons SA (Germany) *	15	266

Sensient Technologies Corp.	2	160

Trinseo plc	5	236

Tronox Holdings plc, Class A	25	591

Zymergen, Inc. *	30	200

		4,371

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Commercial Services & Supplies — 1.8%

ABM Industries, Inc.	35	1,433

ACCO Brands Corp.	27	221

Brink’s Co. (The) (a)	4	243

HNI Corp.	6	248

KAR Auction Services, Inc. *	6	97

MillerKnoll, Inc.	17	670

SP Plus Corp. *	10	277

Steelcase, Inc., Class A	23	271

Tetra Tech, Inc.	3	492

		3,952

Construction & Engineering — 2.2%

Argan, Inc.	22	843

Comfort Systems USA, Inc.	10	970

EMCOR Group, Inc.	8	1,079

Great Lakes Dredge & Dock Corp. *	31	483

MasTec, Inc. *	11	1,024

Primoris Services Corp.	14	341

Sterling Construction Co., Inc. *	8	208

		4,948

Consumer Finance — 1.2%

Enova International, Inc. *	5	188

EZCORP, Inc., Class A * (a)	18	133

Green Dot Corp., Class A *	8	304

Navient Corp. (a)	37	778

Nelnet, Inc., Class A	5	479

Oportun Financial Corp. *	7	144

PROG Holdings, Inc. * (a)	14	623

		2,649

Containers & Packaging — 0.2%

Greif, Inc., Class A	7	398

Myers Industries, Inc.	4	88

		486

Diversified Consumer Services — 0.2%

Coursera, Inc. *	14	346

WW International, Inc. *	7	105

		451

Diversified Telecommunication Services — 0.9%

IDT Corp., Class B *	26	1,165

Liberty Latin America Ltd., Class A (Chile) *	21	250

Liberty Latin America Ltd., Class C (Chile) *	19	221

Ooma, Inc. *	12	247

		1,883

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — 0.5%

IDACORP, Inc.	2	238

Portland General Electric Co.	9	475

Via Renewables, Inc.(a)	34	384

		1,097

Electrical Equipment — 1.3%

Atkore, Inc. *	10	1,129

AZZ, Inc.	8	426

Bloom Energy Corp., Class A * (a)	14	311

Fluence Energy, Inc. *	24	864

Powell Industries, Inc.	2	62

		2,792

Electronic Equipment, Instruments & Components — 3.0%

Advanced Energy Industries, Inc.	6	510

Benchmark Electronics, Inc.	31	832

Fabrinet (Thailand) *	7	806

Itron, Inc. *	2	123

OSI Systems, Inc. *	6	541

Sanmina Corp. *	24	999

ScanSource, Inc. *	6	225

TTM Technologies, Inc. * (a)	108	1,613

Vishay Intertechnology, Inc.	25	549

Vishay Precision Group, Inc. *	11	419

		6,617

Energy Equipment & Services — 0.6%

ChampionX Corp. *	20	408

National Energy Services Reunited Corp. *	9	82

NexTier Oilfield Solutions, Inc. *	55	193

Oil States International, Inc. * (a)	16	80

Patterson-UTI Energy, Inc.	14	114

ProPetro Holding Corp. *	6	48

Select Energy Services, Inc., Class A *	46	284

Solaris Oilfield Infrastructure, Inc., Class A	20	128

		1,337

Entertainment — 1.1%

AMC Entertainment Holdings, Inc., Class A * (a)	28	770

Cinemark Holdings, Inc. * (a)	19	298

IMAX Corp. *	44	788

Lions Gate Entertainment Corp., Class A *	41	679

		2,535

Equity Real Estate Investment Trusts (REITs) — 5.9%

Agree Realty Corp.	1	86

Alexander & Baldwin, Inc.	10	241

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

American Assets Trust, Inc.	2	86

Apple Hospitality REIT, Inc.	29	462

Armada Hoffler Properties, Inc.	19	288

Broadstone Net Lease, Inc.	12	305

CareTrust REIT, Inc.	2	53

Centerspace	2	222

Chatham Lodging Trust *	2	32

City Office REIT, Inc.	20	390

Community Healthcare Trust, Inc.	2	80

Cousins Properties, Inc.	7	288

DiamondRock Hospitality Co. *	13	128

DigitalBridge Group, Inc. *	55	454

EastGroup Properties, Inc.	3	649

Essential Properties Realty Trust, Inc.	7	196

First Industrial Realty Trust, Inc.	7	483

Four Corners Property Trust, Inc.	11	324

Getty Realty Corp.	2	48

Gladstone Commercial Corp.	11	281

Global Medical REIT, Inc.	2	34

Healthcare Realty Trust, Inc.	5	165

Highwoods Properties, Inc.	1	49

Innovative Industrial Properties, Inc.	1	184

Kite Realty Group Trust	28	610

National Storage Affiliates Trust	17	1,169

NETSTREIT Corp.	3	60

Phillips Edison & Co., Inc. (a)	8	274

Physicians Realty Trust	13	247

Piedmont Office Realty Trust, Inc., Class A	7	130

Plymouth Industrial REIT, Inc.	13	416

PotlatchDeltic Corp.	14	831

Retail Opportunity Investments Corp.	19	380

RLJ Lodging Trust	4	61

Ryman Hospitality Properties, Inc. *	4	331

Sabra Health Care REIT, Inc.	8	108

SITE Centers Corp.	13	204

STAG Industrial, Inc.	20	940

Summit Hotel Properties, Inc. *	5	45

Sunstone Hotel Investors, Inc. *	34	396

Tanger Factory Outlet Centers, Inc. (a)	7	141

Terreno Realty Corp.	6	546

UMH Properties, Inc.	7	191

Xenia Hotels & Resorts, Inc. *	27	485

		13,093

INVESTMENTS	SHARES (000)	VALUE ($000)

Food & Staples Retailing — 0.6%

Andersons, Inc. (The)	6	213

BJ’s Wholesale Club Holdings, Inc. *	6	429

Performance Food Group Co. *	4	188

Rite Aid Corp. * (a)	40	583

		1,413

Food Products — 0.8%

Bunge Ltd.	2	196

Darling Ingredients, Inc. *	11	756

Sanderson Farms, Inc.	3	611

Seneca Foods Corp., Class A *	2	110

		1,673

Gas Utilities — 0.4%

Brookfield Infrastructure Corp., Class A (Canada)	6	424

Chesapeake Utilities Corp.	2	306

Southwest Gas Holdings, Inc.	3	175

		905

Health Care Equipment & Supplies — 3.2%

Alphatec Holdings, Inc. * (a)	15	166

Apyx Medical Corp. *	11	141

Cardiovascular Systems, Inc. *	14	259

Cutera, Inc. * (a)	19	789

Heska Corp. * (a)	3	529

Inogen, Inc. *	19	656

Intersect ENT, Inc. *	5	128

iRhythm Technologies, Inc. *	12	1,377

Lantheus Holdings, Inc. *	5	139

Natus Medical, Inc. *	9	202

NuVasive, Inc. *	24	1,265

Ortho Clinical Diagnostics Holdings plc *	19	414

Orthofix Medical, Inc. * (a)	18	544

Outset Medical, Inc. * (a)	4	166

SI-BONE, Inc. *	14	302

		7,077

Health Care Providers & Services — 3.6%

AdaptHealth Corp. *	56	1,370

AMN Healthcare Services, Inc. *	7	820

Cross Country Healthcare, Inc. *	11	314

Hanger, Inc. *	10	181

LHC Group, Inc. *	1	151

MEDNAX, Inc. *	4	120

ModivCare, Inc. *	5	667

National HealthCare Corp.	3	231

Option Care Health, Inc. *	32	899

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — continued

Owens & Minor, Inc.	13	570

Select Medical Holdings Corp.	26	776

Tenet Healthcare Corp. *	21	1,715

Tivity Health, Inc. * (a)	3	71

		7,885

Health Care Technology — 1.0%

Allscripts Healthcare Solutions, Inc. *	30	559

Inspire Medical Systems, Inc. *	2	460

NextGen Healthcare, Inc. *	25	448

Omnicell, Inc. *	2	271

Schrodinger, Inc. * (a)	11	390

		2,128

Hotels, Restaurants & Leisure — 1.3%

Bloomin’ Brands, Inc. *	23	480

Boyd Gaming Corp. *	3	216

Dine Brands Global, Inc.	4	334

Marriott Vacations Worldwide Corp.	4	745

Penn National Gaming, Inc. *	4	209

Portillo’s, Inc., Class A * (a)	11	411

RCI Hospitality Holdings, Inc.	2	132

Scientific Games Corp. *	5	341

		2,868

Household Durables — 1.1%

Helen of Troy Ltd. *	1	342

Hooker Furnishings Corp.	8	191

Lifetime Brands, Inc. (a)	21	340

Purple Innovation, Inc. * (a)	7	89

Sonos, Inc. *	14	429

Traeger, Inc. *	5	59

Tupperware Brands Corp. * (a)	6	87

Universal Electronics, Inc. *	7	273

Vizio Holding Corp., Class A *	28	548

		2,358

Household Products — 0.3%

Central Garden & Pet Co., Class A *	13	612

Independent Power and Renewable Electricity Producers — 0.7%

Clearway Energy, Inc.	12	405

Clearway Energy, Inc., Class C	32	1,164

Vistra Corp.	4	85

		1,654

Insurance — 1.1%

American Equity Investment Life Holding Co.	9	358

INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued

Argo Group International Holdings Ltd.	6	320

CNO Financial Group, Inc.	12	274

eHealth, Inc. *	5	135

Kinsale Capital Group, Inc.	1	190

Selective Insurance Group, Inc.	4	336

Stewart Information Services Corp.	12	917

		2,530

Interactive Media & Services — 1.3%

Cars.com, Inc. *	18	288

EverQuote, Inc., Class A * (a)	31	490

Liberty TripAdvisor Holdings, Inc., Class A *	360	781

Yelp, Inc. *	15	551

Ziff Davis, Inc. *	7	810

		2,920

Internet & Direct Marketing Retail — 0.4%

Overstock.com, Inc. *	2	124

Shutterstock, Inc.	6	665

Stitch Fix, Inc., Class A *	3	59

ThredUp, Inc., Class A * (a)	8	103

		951

IT Services — 1.6%

BigCommerce Holdings, Inc., Series 1 *	8	265

BM Technologies, Inc. * (a)	3	28

DigitalOcean Holdings, Inc. *	11	908

Maximus, Inc.	10	781

TTEC Holdings, Inc.	12	1,078

Unisys Corp. *	20	416

		3,476

Life Sciences Tools & Services — 0.6%

Adaptive Biotechnologies Corp. *	4	107

Berkeley Lights, Inc. * (a)	7	122

Pacific Biosciences of California, Inc. *	4	86

Personalis, Inc. *	29	415

Quanterix Corp. *	7	280

Rapid Micro Biosystems, Inc., Class A *	19	203

Seer, Inc. * (a)	7	165

		1,378

Machinery — 2.0%

Columbus McKinnon Corp.	8	347

Manitowoc Co., Inc. (The) *	14	253

Meritor, Inc. *	11	260

Mueller Industries, Inc.	3	178

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Machinery — continued

Terex Corp.	32	1,384

Wabash National Corp.	5	90

Watts Water Technologies, Inc., Class A	10	1,903

		4,415

Marine — 0.1%

Costamare, Inc. (Monaco)	23	295

Media — 0.8%

Fluent, Inc. *	27	55

Gray Television, Inc.	15	300

National CineMedia, Inc.	60	168

Sinclair Broadcast Group, Inc., Class A	11	301

TEGNA, Inc.	49	908

		1,732

Metals & Mining — 1.0%

Alcoa Corp.	8	495

Arconic Corp. *	7	244

Cleveland-Cliffs, Inc. * (a)	17	366

Commercial Metals Co.	14	522

Schnitzer Steel Industries, Inc., Class A	2	88

SunCoke Energy, Inc.	35	233

United States Steel Corp.	3	76

Warrior Met Coal, Inc.	6	144

Worthington Industries, Inc.	1	77

		2,245

Mortgage Real Estate Investment Trusts (REITs) — 1.5%

Ares Commercial Real Estate Corp.	15	220

Blackstone Mortgage Trust, Inc., Class A	15	453

Brightspire Capital, Inc.	4	45

Ellington Financial, Inc. (a)	22	369

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	7	393

KKR Real Estate Finance Trust, Inc.	17	344

Ladder Capital Corp.	25	301

MFA Financial, Inc.	53	241

Ready Capital Corp.	11	170

Redwood Trust, Inc.	38	499

TPG RE Finance Trust, Inc.	21	257

		3,292

Multiline Retail — 0.9%

Big Lots, Inc.	19	852

Dillard’s, Inc., Class A (a)	2	392

Macy’s, Inc.	25	641

		1,885

INVESTMENTS	SHARES (000)		VALUE ($000)

Oil, Gas & Consumable Fuels — 3.1%

Antero Resources Corp. *	45		791

Arch Resources, Inc.	5		429

Berry Corp.	31		258

CNX Resources Corp. *	9		124

CVR Energy, Inc.	8		134

Delek US Holdings, Inc. *	1		13

Green Plains, Inc. * (a)	12		410

Magnolia Oil & Gas Corp., Class A (a)	31		593

Matador Resources Co.	9		325

Oasis Petroleum, Inc.	2		290

Ovintiv, Inc.	65		2,173

PDC Energy, Inc.	15		712

Renewable Energy Group, Inc. *	2		89

REX American Resources Corp. *	1		67

SFL Corp. Ltd. (Norway)	12		100

Southwestern Energy Co. * (a)	88		410

			6,918

Paper & Forest Products — 0.8%

Clearwater Paper Corp. *	1		40

Glatfelter Corp.	16		270

Louisiana-Pacific Corp.	6		486

Neenah, Inc.	1		51

Schweitzer-Mauduit International, Inc.	20		607

Verso Corp., Class A	9		230

			1,684

Personal Products — 0.6%

Edgewell Personal Care Co.	13		585

elf Beauty, Inc. *	16		535

Medifast, Inc.	2		314

			1,434

Pharmaceuticals — 1.3%

Angion Biomedica Corp. * (a)	17		49

Arvinas, Inc. *	—	(b)	33

Axsome Therapeutics, Inc. * (a)	19		729

Cara Therapeutics, Inc. *	6		74

Durect Corp. *	339		334

Landos Biopharma, Inc. *	23		109

Lannett Co., Inc. * (a)	104		169

NGM Biopharmaceuticals, Inc. *	14		253

Phibro Animal Health Corp., Class A	4		78

Revance Therapeutics, Inc. *	49		801

Zogenix, Inc. * (a)	9		143

			2,772

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Professional Services — 2.6%

Barrett Business Services, Inc.	10	704

Heidrick & Struggles International, Inc.	9	394

HireRight Holdings Corp. *	29	470

KBR, Inc.	26	1,229

Kelly Services, Inc., Class A	4	74

Kforce, Inc.	6	481

Korn Ferry	18	1,371

TriNet Group, Inc. *	6	524

TrueBlue, Inc. *	14	398

		5,645

Real Estate Management & Development — 0.7%

Cushman & Wakefield plc *	16	358

Jones Lang LaSalle, Inc. *	1	194

Kennedy-Wilson Holdings, Inc.	8	198

Realogy Holdings Corp. *	39	658

RMR Group, Inc. (The), Class A	1	49

		1,457

Road & Rail — 0.8%

ArcBest Corp.	14	1,720

Semiconductors & Semiconductor Equipment — 2.5%

Alpha & Omega Semiconductor Ltd. *	15	907

Ambarella, Inc. *	2	426

Amkor Technology, Inc.	25	627

Diodes, Inc. *	3	351

Ichor Holdings Ltd. * (a)	8	345

PDF Solutions, Inc. * (a)	6	181

Power Integrations, Inc.	6	511

Rambus, Inc. *	5	132

Semtech Corp. *	6	534

SMART Global Holdings, Inc. *	12	859

Synaptics, Inc. *	1	145

Ultra Clean Holdings, Inc. *	9	505

		5,523

Software — 4.0%

8x8, Inc. *	2	32

ACI Worldwide, Inc. *	2	73

Asana, Inc., Class A *	13	984

Avaya Holdings Corp. *	27	539

Blackbaud, Inc. *	4	324

Blackline, Inc. *	3	259

Cerence, Inc. * (a)	7	536

Consensus Cloud Solutions, Inc. *	2	143

Digital Turbine, Inc. *	7	439

INVESTMENTS	SHARES (000)		VALUE ($000)

Software — continued

eGain Corp. *	56		558

JFrog Ltd. (Israel) *	2		62

Marathon Digital Holdings, Inc. * (a)	11		358

MicroStrategy, Inc., Class A * (a)	—	(b)	136

Mimecast Ltd. *	18		1,432

Model N, Inc. *	2		63

PagerDuty, Inc. *	10		344

Paycor HCM, Inc. * (a)	11		303

SailPoint Technologies Holding, Inc. *	6		276

SPS Commerce, Inc. *	1		71

Viant Technology, Inc., Class A *	6		55

Workiva, Inc. *	1		65

Xperi Holding Corp.	52		974

Zuora, Inc., Class A *	45		839

			8,865

Specialty Retail — 2.2%

Aaron’s Co., Inc. (The)	3		80

American Eagle Outfitters, Inc. (a)	12		314

Genesco, Inc. *	7		443

Guess?, Inc.	11		265

Hibbett, Inc.	8		539

ODP Corp. (The) *	3		120

Rent-A-Center, Inc.	25		1,202

RH *	1		442

Signet Jewelers Ltd.	12		1,044

Zumiez, Inc. *	9		413

			4,862

Technology Hardware, Storage & Peripherals — 1.0%

3D Systems Corp. * (a)	4		78

Avid Technology, Inc. *	11		368

Super Micro Computer, Inc. *	43		1,867

			2,313

Textiles, Apparel & Luxury Goods — 1.4%

Crocs, Inc. *	2		269

Deckers Outdoor Corp. *	5		1,749

G-III Apparel Group Ltd. *	3		77

Kontoor Brands, Inc.	7		364

Movado Group, Inc.	9		360

PLBY Group, Inc. *	8		216

			3,035

Thrifts & Mortgage Finance — 2.8%

Axos Financial, Inc. *	6		330

Essent Group Ltd.	17		779

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Thrifts & Mortgage Finance — continued

Flagstar Bancorp, Inc.	18	857

FS Bancorp, Inc.	1	47

Kearny Financial Corp.	13	170

Luther Burbank Corp.	5	67

Merchants Bancorp	1	24

MGIC Investment Corp.	21	309

Mr. Cooper Group, Inc. *	14	599

NMI Holdings, Inc., Class A *	14	315

Provident Bancorp, Inc.	10	188

Provident Financial Services, Inc.	31	756

Radian Group, Inc.	28	583

Walker & Dunlop, Inc.	8	1,176

		6,200

Trading Companies & Distributors — 4.3%

Applied Industrial Technologies, Inc.	3	257

Beacon Roofing Supply, Inc. * (a)	12	705

Boise Cascade Co.	4	263

GMS, Inc. *	16	980

Herc Holdings, Inc.	13	2,035

MRC Global, Inc. * (a)	7	46

NOW, Inc. *	50	429

Rush Enterprises, Inc., Class A	30	1,686

Veritiv Corp. *	6	784

WESCO International, Inc. *	17	2,251

		9,436

TOTAL COMMON STOCKS (Cost $157,623)		213,412

INVESTMENTS	NO. OF RIGHTS (000)	VALUE ($000)
Rights — 0.0% (c)

Biotechnology — 0.0% (c)

Contra Aduro Biotech I * ‡ (Cost $63)	21	—	(b)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 8.4%

Investment Companies — 3.1%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (d) (e) (Cost $6,890)	6,890	6,890

Investment of Cash Collateral From Securities Loaned — 5.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (d) (e)	9,195	9,193

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (d) (e)	2,374	2,374

Total Investment of Cash Collateral from Securities Loaned (Cost $11,568)		11,567

Total Short-Term Investments (Cost $18,458)		18,457

Total Investments — 105.1% (Cost $176,144)		231,869
Liabilities in Excess of Other Assets — (5.1)%		(11,199)

NET ASSETS — 100.0%		220,670

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at December 31, 2021. The total value of securities on loan at December 31, 2021 is $11,085.
(b)	Amount rounds to less than one thousand.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts

Russell 2000 E-Mini Index	59	03/2022	USD	6,616	111

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021

(Amounts in thousands, except per share amounts)

	JPMorgan Insurance Trust Small Cap Core Portfolio
ASSETS:
Investments in non-affiliates, at value	$213,412
Investments in affiliates, at value	6,890
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	11,567
Cash	—	(a)
Deposits at broker for futures contracts	361
Receivables:
Investment securities sold	147
Portfolio shares sold	76
Dividends from non-affiliates	176
Dividends from affiliates	—	(a)
Securities lending income (See Note 2.B.)	2

Total Assets	232,631

LIABILITIES:
Payables:
Investment securities purchased	163
Collateral received on securities loaned (See Note 2.B.)	11,567
Portfolio shares redeemed	18
Variation margin on futures contracts	13
Accrued liabilities:
Investment advisory fees	118
Administration fees	14
Distribution fees	1
Custodian and accounting fees	21
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	46

Total Liabilities	11,961

Net Assets	$220,670

NET ASSETS:
Paid-in-Capital	$128,885
Total distributable earnings (loss)	91,785

Total Net Assets	$220,670

Net Assets:
Class 1	$218,952
Class 2	1,718

Total	$220,670

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	7,710
Class 2	61

Net Asset Value (b):
Class 1 — Offering and redemption price per share	$28.40
Class 2 — Offering and redemption price per share	28.06

Cost of investments in non-affiliates	$157,686
Cost of investments in affiliates	6,890
Investment securities on loan, at value (See Note 2.B.)	11,085
Cost of investment of cash collateral (See Note 2.B.)	11,568

(a)	Amount rounds to less than one thousand.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	13

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

(Amounts in thousands)

	JPMorgan Insurance Trust Small Cap Core Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,996
Dividend income from affiliates	—	(a)
Non-cash dividend income from non-affiliates	485
Income from securities lending (net) (See Note 2.B.)	57

Total investment income	2,538

EXPENSES:
Investment advisory fees	1,455
Administration fees	168
Distribution fees:
Class 2	4
Custodian and accounting fees	54
Interest expense to affiliates	—	(a)
Professional fees	51
Trustees’ and Chief Compliance Officer’s fees	25
Printing and mailing costs	23
Transfer agency fees (See Note 2.F.)	6
Other	18

Total expenses	1,804

Less fees waived	(3)

Net expenses	1,801

Net investment income (loss)	737

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	38,508
Futures contracts	420

Net realized gain (loss)	38,928

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	2,576
Investments in affiliates	—	(a)
Futures contracts	111

Change in net unrealized appreciation/depreciation	2,687

Net realized/unrealized gains (losses)	41,615

Change in net assets resulting from operations	$42,352

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Insurance Trust Small Cap Core Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$737	$1,277
Net realized gain (loss)	38,928	3,058
Change in net unrealized appreciation/depreciation	2,687	19,652

Change in net assets resulting from operations	42,352	23,987

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(6,622)	(12,432)
Class 2	(45)	(89)

Total distributions to shareholders	(6,667)	(12,521)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(17,954)	(8,855)

NET ASSETS:
Change in net assets	17,731	2,611
Beginning of period	202,939	200,328

End of period	$220,670	$202,939

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$32,845	$20,155
Distributions reinvested	6,622	12,432
Cost of shares redeemed	(57,425)	(41,101)

Change in net assets resulting from Class 1 capital transactions	(17,958)	(8,514)

Class 2
Proceeds from shares issued	471	409
Distributions reinvested	45	89
Cost of shares redeemed	(512)	(839)

Change in net assets resulting from Class 2 capital transactions	4	(341)

Total change in net assets resulting from capital transactions	$(17,954)	$(8,855)

SHARE TRANSACTIONS:
Class 1
Issued	1,186	1,135
Reinvested	240	735
Redeemed	(2,073)	(2,131)

Change in Class 1 Shares	(647)	(261)

Class 2
Issued	16	25
Reinvested	2	5
Redeemed	(18)	(47)

Change in Class 2 Shares	— (a)	(17)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Small Cap Core Portfolio
Class 1
Year Ended December 31, 2021	$24.11	$0.09	$5.04	$5.13	$(0.14)	$(0.70)	$(0.84)
Year Ended December 31, 2020	23.04	0.15	2.38	2.53	(0.19)	(1.27)	(1.46)
Year Ended December 31, 2019	21.10	0.15	4.69	4.84	(0.10)	(2.80)	(2.90)
Year Ended December 31, 2018	25.64	0.12	(2.85)	(2.73)	(0.10)	(1.71)	(1.81)
Year Ended December 31, 2017	22.49	0.10	3.30	3.40	(0.08)	(0.17)	(0.25)

Class 2
Year Ended December 31, 2021	23.85	0.01	4.98	4.99	(0.08)	(0.70)	(0.78)
Year Ended December 31, 2020	22.79	0.09	2.37	2.46	(0.13)	(1.27)	(1.40)
Year Ended December 31, 2019	20.91	0.09	4.63	4.72	(0.04)	(2.80)	(2.84)
Year Ended December 31, 2018	25.41	0.05	(2.82)	(2.77)	(0.02)	(1.71)	(1.73)
Year Ended December 31, 2017	22.30	0.02	3.29	3.31	(0.03)	(0.17)	(0.20)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$28.40	21.38%	$218,952	0.80%	0.33%	0.80%	67%
24.11	13.69	201,489	0.84	0.76	0.84	95
23.04	24.58	198,542	0.83	0.66	0.84	83
21.10	(11.93)	153,429	0.82	0.47	0.83	59
25.64	15.23	189,186	0.83	0.40	0.83	51

28.06	21.01	1,718	1.09	0.05	1.09	67
23.85	13.38	1,450	1.12	0.46	1.12	95
22.79	24.20	1,786	1.11	0.39	1.11	83
20.91	(12.15)	1,031	1.09	0.20	1.10	59
25.41	14.93	1,111	1.09	0.10	1.10	51

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021

(Dollar values in thousands)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Insurance Trust Small Cap Core Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek capital growth over the long term.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$213,412	$—	$—		$213,412
Rights	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	6,890	—	—		6,890
Investment of Cash Collateral from Securities Loaned	11,567	—	—		11,567

Total Short-Term Investments	18,457	—	—		18,457

Total Investments in Securities	$231,869	$—	$—(a)		$231,869

Appreciation in Other Financial Instruments
Futures Contracts	$111	$—	$—		$111

(a)	Amount rounds to less than one thousand.

B. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Portfolio retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

(Dollar values in thousands)

The following table presents the Portfolio’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Portfolio as of December 31, 2021.

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$11,085	$(11,085)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.12% to 0.06%. For the year ended December 31, 2021, JPMIM waived fees associated with the Portfolio’s investment in the JPMorgan U.S. Government Money Market Fund as follows:

$2

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

C. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds , which are advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Funds. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the year ended December 31, 2021
Security Description	Value at December 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08%, 0.08% (a) (b)	$8,498	$72,000	$71,300	$(5	)*	$—	(c)	$9,193	9,195	$16	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	6,291	76,566	80,483	—		—		2,374	2,374	1	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a) (b)	3,240	77,859	74,209	—		—		6,890	6,890	—	(c)	—

Total	$18,029	$226,425	$225,992	$(5)		$—	(c)	$18,457		$17		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Futures Contracts — The Portfolio used currency, index, interest rate, treasury or other financial futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Portfolio also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to equity price risk. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2021:

Futures Contracts
Average Notional Balance Long	$4,354
Ending Notional Balance Long	6,616

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Portfolio for the year ended December 31, 2021 are as follows:

	Class 1	Class 2		Total
Transfer agency fees	$6	$—	(a)	$6

(a)	Amount rounds to less than one thousand.

G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2021, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

(Dollar values in thousands)

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$(314)	$314

The reclassifications for the Portfolio relate primarily to investments in investments in Real Estate Investment Trusts (“REITs”).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.65% of the Portfolio’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the year ended December 31, 2021, the effective rate was 0.075% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio pursuant to Rule 12b-1 under the 1940 Act. Class 1 Shares of the Portfolio do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The expense limitation agreement was in effect for the year ended December 31, 2021 and the contractual expense limitation percentages in the table above are in place until at least April 30, 2022.

For the year ended December 31, 2021, the Portfolio’s service providers did not waive fees and/or reimburse expenses for the Portfolio.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Portfolio to repay any such waived fees and/or reimbursed expenses in future years.

The amount of these waivers resulting from investments in these money market funds for the year ended December 31, 2021 was $3.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2021, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2021, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$143,428	$171,045

During the year ended December 31, 2021, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2021 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$178,874	$67,448	$14,342	$53,106

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in futures contracts and wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2021 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$2,154	$4,513	$6,667

* Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2020 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$1,647	$10,874	$12,521

* Short-term gain distributions are treated as ordinary income for income tax purposes.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	23

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

(Dollar values in thousands)

As of December 31, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$13,113	$25,600	$53,106

The cumulative timing differences primarily consist of investments in futures contracts and wash sale loss deferrals.

At December 31, 2021, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Portfolio had no borrowings outstanding from another fund during the year ended December 31, 2021.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2021.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.25%, which has decreased to 1.00% pursuant to the amendment referenced below (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Portfolio did not utilize the Credit Facility during the year ended December 31, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2021, the Portfolio had 3 individual shareholder and/or non-affiliated omnibus accounts, which owned 68.6% of the Portfolio’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

The Portfolio invests in companies with relatively small market capitalizations. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Portfolio and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Portfolio is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Portfolio’s investments, increase the Portfolio’s volatility, exacerbate other pre-existing political, social and economic risks to the Portfolio and negatively impact broad segments of businesses and populations. The Portfolio’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Portfolio’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Small Cap Core Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust Small Cap Core Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 14, 2022

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of the Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	169	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Stephen P. Fisher (1959); Trustee of the Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	169	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Gary L. French (1951); Trustee of the Trust since 2022. †	Real Estate Investor (2011-present); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	169	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	169	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (U.S. Holdings) (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Total Porfolio Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee of the Trust since 2022. †	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	169	None

Frankie D. Hughes (1952); Trustee of the Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	169	None

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	27

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner (1953); Trustee of the Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	169	Advisory Board Member, Penso Advisors, LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Thomas P. Lemke (1954); Trustee of the Trust since 2022. †	Retired; since 2013.	169	(1) Independent Trustee of Advisors’ Inner Circle III fund platform, consisting of the following: (i) the Advisors’ Inner Circle Fund III, (ii) the Gallery Trust, (iii) the Schroder Series Trust, (iv) the Delaware Wilshire Private Markets Fund (since 2020), (v) Chiron Capital Allocation Fund Ltd., and (vi) formerly the Winton Diversified Opportunities Fund (2014-2018); and (2) Independent Trustee of the Symmetry Panoramic Trust (since 2018).

Lawrence R. Maffia (1950); Trustee of the Trust since 2022. †	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	169	Director, ICI Mutual Insurance Company (1999-2013).

Mary E. Martinez (1960); Vice Chair since 2021; Trustee of the Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	169	None

Marilyn McCoy (1948); Trustee of the Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	169	None

Dr. Robert A. Oden, Jr. (1946); Trustee of the Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	169	Trustee, The Coldwater Conservation Fund; Trustee and Vice Chair, Trout Unlimited (2017-2021); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-2020).

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Marian U. Pardo* (1946); Trustee of the Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	169	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Emily A. Youssouf (1951); Trustee of the Trust since 2022. †	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013-present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	169	Trustee, NYC School Construction Authority (2009-present); Board Member, NYS Job Development Authority (2008-present); Trustee and Chair of the Audit Committee of the Transit Center Foundation (2015-2019).
Interested Trustees

Robert E. Deutsch** (1957); Trustee of the Trust since 2022. †	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	169	Treasurer and Director of the JUST Capital Foundation (2017-present).

Nina O. Shenker** (1957) Trustee of the Trust since 2022. †	Vice Chair (2017-Present), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	169	Director and Member of Executive Committee and Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (169 J.P. Morgan Funds).

*

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Considered an interested trustee based on prior employment by JPM Asset Management or an affiliate of JPMorgan Asset Management.

†	Trustee of the Trust effective January 1, 2022.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	29

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kiesha Astwood-Smith, (1973) Assistant Secretary (2021)**	Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Senior Director and Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from 2015 to 2021.

Matthew Beck (1988), Assistant Secretary (2021)***	Vice President and Assistant General Counsel, JPMorgan Chase since May 2021; Senior Legal Counsel, Ultimus Fund Solutions from 2018 to 2021; General Counsel, Nottingham Company from 2014 to 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Max Vogel (1990), Assistant Secretary (2021)**	Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Associate, Proskauer Rose LLP from 2017 to 2021; Associate, Stroock & Stroock & Lavan LLP from 2015 to 2017.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2021, and continued to hold your shares at the end of the reporting period, December 31, 2021.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Small Cap Core Portfolio
Class 1
Actual	$1,000.00	$1,013.90	$4.01	0.79%
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class 2
Actual	1,000.00	1,012.60	5.48	1.08
Hypothetical	1,000.00	1,019.76	5.50	1.08

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	31

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2021, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 11, 2021.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Portfolio throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Portfolio during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Portfolio and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

The Trustees also considered that the Adviser earns fees from the Portfolio for providing administration services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Portfolio’s potential investments in other funds advised by the Adviser. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Portfolio was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Portfolio’s shareholders to share potential economies of scale from its inception and that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Portfolio of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services, and the ability to negotiate competitive fees for the Portfolio. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Portfolio, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Portfolio, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels, was reasonable. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Portfolio.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	33

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(continued)

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in the Portfolio’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 1 shares was in the second quintile based upon the Peer Group, and in the third quintile based upon the Universe, for each of the one-, three and five-year periods ended December 2020. The Trustees noted that the Portfolio’s performance for Class 2 shares was in the third, second and third quintiles based upon the Peer Group, and in the third, third and fourth quintiles based upon the Universe, for the one-, three and five-year periods ended December 2020, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Portfolio to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as the Portfolio. The Trustees recognized that Broadridge reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place for the Portfolio, the net advisory fee rate after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were both in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the Portfolio’s net advisory fee for Class 2 shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class 2 shares were in the fourth and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Portfolio.

34	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

TAX LETTER

(Unaudited)

(Dollar values in thousands)

Dividends Received Deduction (DRD)

The Portfolio had 90.12%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended December 31, 2021.

Long Term Capital Gain

The Portfolio distributed approximately $4,513, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2021.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	35

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPMorgan Insurance Trust (the “Trust)” held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust, including the Portfolio. The results of the voting were as follows:

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee

John F. Finn
In Favor	102,380
Withheld	2,850

Steven P. Fisher
In Favor	102,570
Withheld	2,660

Gary L. French
In Favor	102,531
Withheld	2,699

Kathleen M. Gallagher
In Favor	102,646
Withheld	2,584

Robert J. Grassi
In Favor	102,662
Withheld	2,568

Frankie D. Hughes
In Favor	102,570
Withheld	2,660

Raymond Kanner
In Favor	102,705
Withheld	2,525

Votes Received (Amounts in thousands)
Thomas P. Lemke
In Favor	102,473
Withheld	2,757

Lawrence R. Maffia
In Favor	102,473
Withheld	2,757

Mary E. Martinez
In Favor	102,559
Withheld	2,671

Marilyn McCoy
In Favor	102,367
Withheld	2,863

Dr. Robert A. Oden, Jr.
In Favor	102,270
Withheld	2,960

Marian U. Pardo
In Favor	102,755
Withheld	2,475

Emily A. Youssouf
In Favor	102,573
Withheld	2,657

Interested Nominee

Robert F. Deutsch
In Favor	102,568
Withheld	2,662

Nina O. Shenker
In Favor	102,505
Withheld	2,725

36	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. December 2021.	AN-JPMITSCCP-1221

Annual Report

JPMorgan Insurance Trust

December 31, 2021

JPMorgan Insurance Trust U.S. Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 8, 2022 (Unaudited)

Dear Shareholders,

U.S. equities led the year-long rally in developed market stocks as the global economic rebound advanced through 2021. While financial market volatility, a resurgence in the pandemic and accelerating inflation has carried into 2022, we believe that the outlook for the overall U.S. economy remains positive.

“Throughout the year ahead, J.P. Morgan Asset Management plans to seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.” — Andrea L. Lisher

A surge in U.S. consumer wealth — partly tied to rising values for homes and autos — and quarterly growth in corporate earnings have helped to bolster U.S. financial markets that were already well-supported by monetary and fiscal policies. Over the course of the past year, the U.S. jobless rate fell to pre-pandemic levels and reached 3.9% in December. At the same time, inflation has climbed significantly. The U.S. Federal Reserve (the “Fed”) has tapered its monthly asset purchasing program and indicated that it’s likely to raise interest rates as early as March 2022.

While rising interest rates may mark another phase of the economic cycle that presents financial markets with new challenges and opportunities, they may also signal a return to a more normal economic environment following two years of historically low rates. Meanwhile, the path of the pandemic remains a factor in the U.S. economy. Recent data suggest the increase in new infections in late 2021 and into 2022 had some impact on the U.S. economy — though job growth remained strong — but there is hope that the latest pandemic wave may recede in coming months. Additionally, there is hope that rising prices on commodities and goods will moderate as supply chain constraints ease over time and the Fed moves generally to tamp down inflationary pressures. We expect the U.S. economy to continue expanding in 2022, even if the pace of the expansion eases from 2021.

Throughout the year ahead, J.P. Morgan Asset Management will seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

Reporting Period Return:
Portfolio (Class 1 Shares)* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	29.34%
S&P 500 Index**. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	28.71%

Net Assets as of 12/31/2021 (In Thousands) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$160,274

INVESTMENT OBJECTIVE***

The JPMorgan Insurance Trust U.S. Equity Portfolio (the “Portfolio”) seeks to provide high total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

Equity markets outperformed fixed income markets throughout 2021, driven by the global economic rebound that followed the development of vaccines and unprecedented monetary and fiscal support. U.S. equity markets largely led global equity markets throughout the year despite historically high valuations for U.S. equity. Emerging markets equity generally slumped in the second half of the year as inflationary pressures accelerated and investor demand for Chinese equity receded.

The global equity rally appeared to pause in January 2021 and then equity prices surged higher from February through June. In the U.S., the distribution of vaccines combined with a $1.9 trillion U.S. fiscal relief and recovery package, and the prospect of additional federal government spending, helped push leading equity indexes higher. U.S. corporate earnings and cash flows reached record highs in the first and second quarters of 2021. Job growth, rising consumer spending, business investment and manufacturing data added further fuel to the rally in U.S. equity markets.

Historically high valuations for U.S. equity fueled increased investor demand for international developed and emerging markets equity midway through the year. However, mixed success against the pandemic in the developed markets and political developments — including unresolved disputes over Brexit — weighed on equity prices in the European Union and the U.K. Increased regulatory scrutiny of large technology companies in China and investor concerns about debt levels in the country’s real estate sector generally pulled emerging markets lower through the second half of the year.

The final months of 2021 were marked by the emergence of the omicron variant of the coronavirus and the reimposition of some pandemic restrictions at the regional, national and local levels. While investor uncertainty led to a global increase in financial market volatility, U.S. equity prices remained buoyed by record high corporate earnings and a general boom in U.S. household wealth.

While neither the U.S. Federal Reserve (the “Fed”) nor the European Central Bank raised policy interest rates during the period, the Fed accelerated the reduction in its monthly asset purchases under its quantitative easing program and indicated it would raise rates in 2022 and 2023 as economic conditions warranted. By the end of the year, the European Central Bank said it was unlikely to raise interest rates in 2022, and other leading central banks appeared to take a similar position.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended December 31, 2021.

The Portfolio’s security selection in the media and big banks & brokers sector was a leading contributor to performance relative to the Benchmark, while the Portfolio’s security selection in the health services & systems sector and its overweight position in the utilities sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in Alphabet Inc., Eaton Corp. and Prologis Inc. Shares of Alphabet, parent company of Google Inc., rose amid continued growth in quarterly earnings and investor demand for large technology companies during the period. Shares of Eaton, a provider of industrial power systems, fell after the company reported lower-than-expected revenue for the third quarter of 2021. Shares of Prologis, a real estate investment trust, rose after the company reported better-than-expected cash flow and revenue for the third quarter of 2021 and raised its forecast for the full year 2021.

Leading individual detractors from relative performance included the Portfolio’s overweight positions in Leidos Holdings Inc. and Norfolk Southern Corp. and its underweight position in Nvidia Inc. Shares of Leidos Holdings, a provider of engineering and technology to the aerospace and defense sectors, fell after the company reported lower-than-expected earning for the second quarter of 2021 and reported lower-than-expected revenue for the third quarter of 2021. Shares of Norfolk Southern, a freight railroad operator, fell as floods in British Columbia, Canada, reduced North American rail traffic and amid investor concerns that a resurgence in the pandemic late in the period may decrease demand. Shares of Nvidia, a semiconductor maker not held in the Fund, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2021 amid growth in sales to the data center and gaming industries.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what the portfolio managers believed to be each company’s underlying value and potential for future earnings growth. As a result of the portfolio managers’ bottom-up fundamental approach to stock selection, the Portfolio’s largest overweight positions relative to the Benchmark were in the big banks & brokers and utilities sectors and its largest underweight positions were in the software & services and telecommunications sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	8.1%
2.	Amazon.com, Inc.	5.5
3.	Apple, Inc.	5.4
4.	Alphabet, Inc., Class A	4.2
5.	Mastercard, Inc., Class A	3.1
6.	NXP Semiconductors NV (China)	3.0
7.	Prologis, Inc.	2.5
8.	Eaton Corp. plc	2.3
9.	NextEra Energy, Inc.	2.2
10.	AbbVie, Inc.	2.2

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Information Technology	27.2%
Consumer Discretionary	16.6
Health Care	12.8
Industrials	11.1
Financials	10.3
Communication Services	8.1
Utilities	3.4
Materials	3.0
Real Estate	3.0
Consumer Staples	2.4
Energy	1.0
Short-Term Investments	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor, and is in no way affiliated with, the Portfolio.
***	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	March 30, 1995	29.34%	19.63%	17.47%
CLASS 2 SHARES	August 16, 2006	29.01	19.33	17.17

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust U.S. Equity Portfolio and the S&P 500 Index from December 31, 2011 to December 31, 2021. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.3%

Aerospace & Defense — 1.4%

Northrop Grumman Corp.	5	1,796

Raytheon Technologies Corp.	5	404

		2,200

Air Freight & Logistics — 0.4%

FedEx Corp.	1	307

United Parcel Service, Inc., Class B	1	275

		582

Automobiles — 2.2%

General Motors Co. *	3	184

Rivian Automotive, Inc., Class A * (a)	5	527

Tesla, Inc. *	3	2,766

		3,477

Banks — 5.8%

Bank of America Corp.	12	544

Fifth Third Bancorp	10	423

SVB Financial Group *	1	368

Truist Financial Corp.	47	2,741

US Bancorp	35	1,984

Wells Fargo & Co.	66	3,168

		9,228

Beverages — 1.4%

Coca-Cola Co. (The)	32	1,914

Constellation Brands, Inc., Class A	1	317

		2,231

Biotechnology — 4.4%

AbbVie, Inc.	27	3,596

Biogen, Inc. *	4	971

BioMarin Pharmaceutical, Inc. *	1	118

Neurocrine Biosciences, Inc. *	2	153

Regeneron Pharmaceuticals, Inc. *	3	1,928

Vertex Pharmaceuticals, Inc. *	1	220

		6,986

Building Products — 0.8%

Trane Technologies plc	6	1,251

Capital Markets — 3.5%

Ameriprise Financial, Inc.	5	1,383

Charles Schwab Corp. (The)	5	380

Intercontinental Exchange, Inc.	2	335

Morgan Stanley	11	1,127

S&P Global, Inc.	4	1,906

State Street Corp.	6	541

		5,672

INVESTMENTS	SHARES (000)		VALUE ($000)

Chemicals — 2.8%

DuPont de Nemours, Inc.	3		225

Eastman Chemical Co.	10		1,169

Linde plc (United Kingdom)	2		595

PPG Industries, Inc.	14		2,452

			4,441

Construction Materials — 0.3%

Vulcan Materials Co.	2		450

Diversified Financial Services — 0.1%

Voya Financial, Inc.	2		124

Electric Utilities — 3.2%

Edison International	4		265

FirstEnergy Corp.	3		137

NextEra Energy, Inc.	39		3,621

Xcel Energy, Inc.	17		1,170

			5,193

Electrical Equipment — 2.4%

AMETEK, Inc.	1		145

Eaton Corp. plc	22		3,750

			3,895

Entertainment — 0.1%

Endeavor Group Holdings, Inc., Class A *	5		168

Equity Real Estate Investment Trusts (REITs)—3.0%

Host Hotels & Resorts, Inc. *	15		260

Prologis, Inc.	24		4,050

Sun Communities, Inc.	2		443

Ventas, Inc.	2		91

			4,844

Food Products — 0.2%

Mondelez International, Inc., Class A	4		277

Health Care Equipment & Supplies — 2.5%

Becton Dickinson and Co.	2		378

Boston Scientific Corp. *	51		2,174

Intuitive Surgical, Inc. *	3		1,156

Zimmer Biomet Holdings, Inc.	3		323

			4,031

Health Care Providers & Services — 2.0%

Centene Corp. *	25		2,046

UnitedHealth Group, Inc.	2		1,219

			3,265

Hotels, Restaurants & Leisure — 3.8%

Booking Holdings, Inc. *	—	(b)	276

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Hotels, Restaurants & Leisure — continued

Expedia Group, Inc. *	1		126

Hilton Worldwide Holdings, Inc. *	1		117

Marriott International, Inc., Class A *	12		2,049

McDonald’s Corp.	9		2,540

Yum! Brands, Inc.	7		960

			6,068

Household Durables — 0.2%

KB Home	3		127

Toll Brothers, Inc.	2		176

			303

Household Products — 0.5%

Procter & Gamble Co. (The)	5		874

Insurance — 0.9%

Arthur J Gallagher & Co.	1		128

Chubb Ltd.	—	(b)	75

Hartford Financial Services Group, Inc. (The)	2		133

Progressive Corp. (The)	12		1,185

			1,521

Interactive Media & Services — 7.3%

Alphabet, Inc., Class A *	2		6,776

Alphabet, Inc., Class C *	1		2,677

Meta Platforms, Inc., Class A *	4		1,295

Snap, Inc., Class A *	18		828

ZoomInfo Technologies, Inc., Class A *	3		173

			11,749

Internet & Direct Marketing Retail — 5.6%

Amazon.com, Inc. *	3		8,916

IT Services — 4.8%

Affirm Holdings, Inc. *	3		348

FleetCor Technologies, Inc. *	4		827

International Business Machines Corp.	3		404

Mastercard, Inc., Class A	14		5,042

Shopify, Inc., Class A (Canada) *	1		1,142

			7,763

Life Sciences Tools & Services — 0.6%

Thermo Fisher Scientific, Inc.	1		934

Machinery — 3.2%

Deere & Co.	8		2,677

Dover Corp.	2		368

Ingersoll Rand, Inc.	9		582

Stanley Black & Decker, Inc.	8		1,488

			5,115

INVESTMENTS	SHARES (000)		VALUE ($000)

Media — 0.5%

Charter Communications, Inc., Class A *	1		604

Comcast Corp., Class A	4		208

			812

Multiline Retail — 0.2%

Dollar General Corp.	1		266

Multi-Utilities — 0.2%

CenterPoint Energy, Inc.	9		244

Oil, Gas & Consumable Fuels — 1.0%

Chevron Corp.	4		515

ConocoPhillips	7		498

Diamondback Energy, Inc.	2		197

Pioneer Natural Resources Co.	2		412

			1,622

Personal Products — 0.2%

Estee Lauder Cos., Inc. (The), Class A	1		309

Pharmaceuticals — 3.4%

Bristol-Myers Squibb Co.	39		2,428

Eli Lilly & Co.	9		2,422

Johnson & Johnson	2		353

Merck & Co., Inc.	1		95

Organon & Co.	3		90

			5,388

Professional Services — 0.7%

Booz Allen Hamilton Holding Corp.	1		86

Leidos Holdings, Inc.	13		1,113

			1,199

Road & Rail — 2.3%

Lyft, Inc., Class A *	10		409

Norfolk Southern Corp.	10		3,094

Union Pacific Corp.	—	(b)	117

			3,620

Semiconductors & Semiconductor Equipment — 7.6%

Advanced Micro Devices, Inc. *	19		2,766

Analog Devices, Inc.	17		2,919

Lam Research Corp.	1		427

NVIDIA Corp.	3		905

NXP Semiconductors NV (China)	21		4,785

Texas Instruments, Inc.	2		451

			12,253

Software — 9.3%

Ceridian HCM Holding, Inc. *	9		895

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — continued

Intuit, Inc.	1	444

Microsoft Corp.	39	12,965

Workday, Inc., Class A *	2	472

		14,776

Specialty Retail — 3.5%

Best Buy Co., Inc.	1	54

Burlington Stores, Inc. *	1	318

Lowe’s Cos., Inc.	10	2,488

O’Reilly Automotive, Inc. *	2	1,672

Ross Stores, Inc.	10	1,120

		5,652

Technology Hardware, Storage & Peripherals — 5.5%

Apple, Inc.	49	8,622

Seagate Technology Holdings plc	2	260

		8,882

Textiles, Apparel & Luxury Goods — 1.2%

NIKE, Inc., Class B	12	1,968

Tobacco — 0.1%

Philip Morris International, Inc.	2	224

Wireless Telecommunication Services — 0.2%

T-Mobile US, Inc. *	3	337

Total Common Stocks (Cost $85,491)		159,110

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.1%

Investment Companies — 0.8%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (c) (d) (Cost $1,333)	1,333	1,333

Investment of Cash Collateral From Securities Loaned — 0.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d) (Cost $409)	409	409

Total Short-Term Investments (Cost $1,742)		1,742

Total Investments — 100.4% (Cost $87,233)		160,852
Liabilities in Excess of Other Assets — (0.4)%		(578)

NET ASSETS — 100.0%		160,274

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2021. The total value of securities on loan at December 31, 2021 is $400.
(b)	Amount rounds to less than one thousand.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	3	03/2022	USD	714	17

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021

(Amounts in thousands, except per share amounts)

	JPMorgan Insurance Trust U.S. Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$159,110
Investments in affiliates, at value	1,333
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	409
Deposits at broker for futures contracts	44
Receivables:
Investment securities sold	110
Portfolio shares sold	35
Dividends from non-affiliates	73
Dividends from affiliates	—	(a)
Securities lending income (See Note 2.B.)	—	(a)

Total Assets	161,114

LIABILITIES:
Payables:
Investment securities purchased	163
Collateral received on securities loaned (See Note 2.B.)	409
Portfolio shares redeemed	117
Variation margin on futures contracts	2
Accrued liabilities:
Investment advisory fees	74
Administration fees	10
Distribution fees	4
Custodian and accounting fees	17
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	44

Total Liabilities	840

Net Assets	$160,274

NET ASSETS:
Paid-in-Capital	$67,918
Total distributable earnings (loss)	92,356

Total Net Assets	$160,274

Net Assets:
Class 1	$143,135
Class 2	17,139

Total	$160,274

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	3,121
Class 2	380

Net Asset Value (b):
Class 1 — Offering and redemption price per share	$45.86
Class 2 — Offering and redemption price per share	45.14

Cost of investments in non-affiliates	$85,491
Cost of investments in affiliates	1,333
Investment securities on loan, at value (See Note 2.B.)	400
Cost of investment of cash collateral (See Note 2.B.)	409

(a)	Amount rounds to less than one thousand.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

(Amounts in thousands)

	JPMorgan Insurance Trust U.S. Equity Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,822
Dividend income from affiliates	—	(a)
Income from securities lending (net) (See Note 2.B.)	1

Total investment income	1,823

EXPENSES:
Investment advisory fees	822
Administration fees	112
Distribution fees:
Class 2	45
Custodian and accounting fees	41
Professional fees	51
Trustees’ and Chief Compliance Officer’s fees	25
Printing and mailing costs	37
Transfer agency fees (See Note 2.F.)	2
Other	14

Total expenses	1,149

Less fees waived	(1)

Net expenses	1,148

Net investment income (loss)	675

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	19,914
Futures contracts	122

Net realized gain (loss)	20,036

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	17,494
Futures contracts	15

Change in net unrealized appreciation/depreciation	17,509

Net realized/unrealized gains (losses)	37,545

Change in net assets resulting from operations	$38,220

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Insurance Trust U.S. Equity Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$675	$1,069
Net realized gain (loss)	20,036	6,285
Change in net unrealized appreciation/depreciation	17,509	20,504

Change in net assets resulting from operations	38,220	27,858

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(6,770)	(7,167)
Class 2	(914)	(1,169)

Total distributions to shareholders	(7,684)	(8,336)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(10,429)	2,464

NET ASSETS:
Change in net assets	20,107	21,986
Beginning of period	140,167	118,181

End of period	$160,274	$140,167

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$7,930	$11,890
Distributions reinvested	6,769	7,167
Cost of shares redeemed	(20,119)	(15,387)

Change in net assets resulting from Class 1 capital transactions	(5,420)	3,670

Class 2
Proceeds from shares issued	809	2,911
Distributions reinvested	914	1,169
Cost of shares redeemed	(6,732)	(5,286)

Change in net assets resulting from Class 2 capital transactions	(5,009)	(1,206)

Total change in net assets resulting from capital transactions	$(10,429)	$2,464

SHARE TRANSACTIONS:
Class 1
Issued	192	354
Reinvested	170	250
Redeemed	(493)	(486)

Change in Class 1 Shares	(131)	118

Class 2
Issued	21	97
Reinvested	23	41
Redeemed	(167)	(171)

Change in Class 2 Shares	(123)	(33)

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust U.S. Equity Portfolio
Class 1
Year Ended December 31, 2021	$37.40	$0.20	$10.44	$10.64	$(0.31)	$(1.87)	$(2.18)
Year Ended December 31, 2020	32.27	0.30	7.16	7.46	(0.26)	(2.07)	(2.33)
Year Ended December 31, 2019	26.63	0.26	7.81	8.07	(0.26)	(2.17)	(2.43)
Year Ended December 31, 2018	32.43	0.27	(1.93)	(1.66)	(0.27)	(3.87)	(4.14)
Year Ended December 31, 2017	27.03	0.26	5.69	5.95	(0.26)	(0.29)	(0.55)

Class 2
Year Ended December 31, 2021	36.85	0.10	10.28	10.38	(0.22)	(1.87)	(2.09)
Year Ended December 31, 2020	31.83	0.22	7.05	7.27	(0.18)	(2.07)	(2.25)
Year Ended December 31, 2019	26.29	0.19	7.71	7.90	(0.19)	(2.17)	(2.36)
Year Ended December 31, 2018	32.08	0.20	(1.92)	(1.72)	(0.20)	(3.87)	(4.07)
Year Ended December 31, 2017	26.74	0.19	5.64	5.83	(0.20)	(0.29)	(0.49)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$45.86	29.34%	$143,135	0.74%	0.48%	0.74%	48%
37.40	25.26	121,611	0.76	0.94	0.76	66
32.27	31.75	101,127	0.78	0.88	0.79	69
26.63	(6.16)	84,126	0.74	0.89	0.79	95
32.43	22.28	97,287	0.75	0.89	0.79	91

45.14	29.01	17,139	0.99	0.23	0.99	48
36.85	24.95	18,556	1.01	0.69	1.01	66
31.83	31.44	17,054	1.03	0.64	1.03	69
26.29	(6.42)	13,699	0.99	0.65	1.04	95
32.08	22.04	14,274	1.00	0.65	1.03	91

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021

(Dollar values in thousands)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Insurance Trust U.S. Equity Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to provide high total return from a portfolio of selected equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$160,852	$—	$—	$160,852

Appreciation in Other Financial Instruments
Futures Contracts (a)	$17	$—	$—	$17

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund. The Portfolio retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents the Portfolio’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Portfolio as of December 31, 2021.

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower *	Net Amount Due to Counterparty (not less than zero)
$400	$(400)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

(Dollar values in thousands)

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.12% to 0.06%. For the year ended December 31, 2021, JPMIM waived fees associated with the Portfolio’s investment in the JPMorgan U.S. Government Money Market Fund as follows:

$—(a)

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

C. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the year ended December 31, 2021
Security Description	Value at December 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	$—	$4,580	$4,171	$—	$—	$409	409	$—	*(c)	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a) (b)	338	27,238	26,243	—	—	1,333	1,333	—	(c)	—

Total	$338	$31,818	$30,414	$—	$—	$1,742		$—	(c)	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Futures Contracts — The Portfolio used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Portfolio also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to equity price risk. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2021:

Futures Contracts — Equity:
Average Notional Balance Long	$512
Ending Notional Balance Long	714

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Portfolio for the year ended December 31, 2021 are as follows:

	Class 1	Class 2		Total
Transfer agency fees	$2	$—	(a)	$2

(a)	Amount rounds to less than one thousand.

G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2021, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$(17)	$17

The reclassifications for the Portfolio relate primarily to investments in real estate investment trusts.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.55% of the Portfolio’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025%

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

(Dollar values in thousands)

of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the year ended December 31, 2021, the effective rate was 0.075% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio pursuant to Rule 12b-1 under the 1940 Act. Class 1 Shares of the Portfolio do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.80%	1.05%

The expense limitation agreement was in effect for the year ended December 31, 2021 and the contractual expense limitation percentages in the table above are in place until at least April 30, 2022.

For the year ended December 31, 2021, the Portfolio’s service providers did not waive fees and/or reimburse expenses for the Portfolio.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Portfolio to repay any such waived fees and/or reimbursed expenses in future years.

The amount of these waivers resulting from investments in these money market funds for the year ended December 31, 2021 was $1.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2021, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

4. Investment Transactions

During the year ended December 31, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$70,457	$87,616

During the year ended December 31, 2021, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2021 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$88,354	$72,988	$473	$72,515

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2021 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$3,548	$4,136	$7,684

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2020 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$1,507	$6,829	$8,336

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of December 31, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$7,518	$12,355	$72,515

The cumulative timing differences primarily consist of investments in futures contracts and wash sale loss deferrals.

As of December 31, 2021, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Portfolio had no borrowings outstanding from another fund during the year ended December 31, 2021.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

(Dollar values in thousands)

primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2021.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.25%, which has decreased to 1.00% pursuant to the amendment referenced below (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate (“LIBOR”) . The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Portfolio did not utilize the Credit Facility during the year ended December 31, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2021, the Portfolio had three individual shareholder and/or non-affiliated omnibus accounts, which owned 64.5% of the Portfolio’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Portfolio’s loans, notes, derivatives and other instruments or investments comprising some or all of the Portfolio’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Portfolio is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Portfolio’s investments, increase the Portfolio’s volatility, exacerbate other pre-existing political, social and economic risks to the Portfolio and negatively impact broad segments of businesses and populations. The Portfolio’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Portfolio’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust U.S. Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust U.S. Equity Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 14, 2022

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	21

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of the Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	169	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Stephen P. Fisher (1959); Trustee of the Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	169	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Gary L. French (1951); Trustee of the Trust since 2022 †.	Real Estate Investor (2011-present); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	169	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	169	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (U.S. Holdings) (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Total Portfolio Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee of the Trust since 2022 †.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	169	None

Frankie D. Hughes (1952); Trustee of the Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	169	None

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner (1953); Trustee of the Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	169	Advisory Board Member, Penso Advisors, LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Thomas P. Lemke (1954); Trustee of the Trust since 2022 †.	Retired since 2013.	169

(1) Independent Trustee of Advisors’ Inner Circle III fund platform, consisting of the following: (i) the Advisors’ Inner Circle Fund III, (ii) the Gallery Trust, (iii) the Schroder Series Trust, (iv) the Delaware Wilshire Private Markets Fund (since 2020), (v) Chiron Capital Allocation Fund Ltd., and (vi) formerly the Winton Diversified Opportunities Fund (2014-2018); and (2) Independent Trustee of the Symmetry Panoramic Trust (since 2018).

Lawrence R. Maffia (1950); Trustee of the Trust since 2022 †.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	169	Director, ICI Mutual Insurance Company (1999-2013).

Mary E. Martinez (1960); Vice Chair since 2021; Trustee of the Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	169	None

Marilyn McCoy (1948); Trustee of the Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of, Administration and Planning, Northwestern University (1985-present).	169	None

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	23

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of the Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	169	Trustee, The Coldwater Conservation Fund; Trustee and Vice Chair, Trout Unlimited (2017-2021); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee of the Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	169	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Emily A. Youssouf (1951); Trustee of the Trust since 2022.†	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013-present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	169	Trustee, NYC School Construction Authority (2009-present); Board Member, NYS Job Development Authority (2008-present); Trustee and Chair of the Audit Committee of the Transit Center Foundation (2015-2019).
Interested Trustees

Robert E. Deutsch** (1957); Trustee of the Trust since 2022.†	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	169	Treasurer and Director of the JUST Capital Foundation (2017-present).

Nina O. Shenker** (1957) Trustee of the Trust since 2022.†	Vice Chair (2017-Present), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	169	Director and Member of Executive Committee and Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (169 J.P. Morgan Funds).

*

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Considered an interested trustee based on prior employment by JPM Asset Management or an affiliate of JPMorgan Asset Management.

†	Trustee of the Trust effective January 1, 2022.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kiesha Astwood-Smith, (1973) Assistant Secretary (2021)**	Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Senior Director and Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from 2015 to 2021.

Matthew Beck (1988), Assistant Secretary (2021)***	Vice President and Assistant General Counsel, JPMorgan Chase since May 2021; Senior Legal Counsel, Ultimus Fund Solutions from 2018 to 2021; General Counsel, Nottingham Company from 2014 to 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Max Vogel (1990), Assistant Secretary (2021)**	Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Associate, Proskauer Rose LLP from 2017 to 2021; Associate, Stroock & Stoock & Lavan LLP from 2015 to 2017.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	25

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2021, and continued to hold your shares at the end of the reporting period, December 31, 2021.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust U.S. Equity Portfolio
Class 1
Actual	$1,000.00	$1,127.30	$3.91	0.73%
Hypothetical	1,000.00	1,021.53	3.72	0.73
Class 2
Actual	1,000.00	1,126.00	5.25	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2021, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 11, 2021.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Portfolio throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Portfolio during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Portfolio and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(continued)

J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

The Trustees also considered that the Adviser earns fees from the Portfolio for providing administration services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Portfolio’s potential investments in other funds advised by the Adviser. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Portfolio was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Portfolio’s shareholders to share potential economies of scale from its inception and that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Portfolio of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services, and the ability to negotiate competitive fees for the Portfolio. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Portfolio, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Portfolio, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels, was reasonable. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Portfolio.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in the Portfolio’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 1 shares was in the first quintile based upon both the Peer Group and the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the Portfolio’s performance for Class 2 shares was in the first, second and second quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2020, respectively, and in the first quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Portfolio to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as the Portfolio. The Trustees recognized that Broadridge reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place for the Portfolio, the net advisory fee rate after taking into account any waivers and/or reimbursements and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee for Class 1 shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class 1 shares were in the third and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the Portfolio’s net advisory fee for Class 2 shares was in the third and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class 2 shares were in the fourth quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Portfolio.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	29

TAX LETTER

(Unaudited)

(Dollar values in thousands)

Dividends Received Deduction (DRD)

The Portfolio had 46.51%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate rate shareholders for the fiscal year ended December 31, 2021.

Long Term Capital Gain

The Portfolio distributed $4,136, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2021.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPMorgan Insurance Trust (the “Trust)” held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust, including the Portfolio. The results of the voting were as follows:

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee

John F. Finn
In Favor	102,380
Withheld	2,850

Steven P. Fisher
In Favor	102,570
Withheld	2,660

Gary L. French
In Favor	102,531
Withheld	2,699

Kathleen M. Gallagher
In Favor	102,646
Withheld	2,584

Robert J. Grassi
In Favor	102,662
Withheld	2,568

Frankie D. Hughes
In Favor	102,570
Withheld	2,660

Raymond Kanner
In Favor	102,705
Withheld	2,525

Thomas P. Lemke
In Favor	102,473
Withheld	2,757

Votes Received (Amounts in thousands)
Lawrence R. Maffia
In Favor	102,473
Withheld	2,757

Mary E. Martinez
In Favor	102,559
Withheld	2,671
Marilyn McCoy
In Favor	102,367
Withheld	2,863

Dr. Robert A. Oden, Jr.
In Favor	102,270
Withheld	2,960

Marian U. Pardo
In Favor	102,755
Withheld	2,475

Emily A. Youssouf
In Favor	102,573
Withheld	2,657

Interested Nominee

Robert F. Deutsch
In Favor	102,568
Withheld	2,662

Nina O. Shenker
In Favor	102,505
Withheld	2,725

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	31

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. December 2021.	AN-JPMITUSEP-1221

Annual Report

JPMorgan Insurance Trust

December 31, 2021

JPMorgan Insurance Trust Income Builder Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call
J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 8, 2022 (Unaudited)

Dear Shareholders,

U.S. equities led the year-long rally in developed market stocks as the global economic rebound advanced through 2021. While financial market volatility, a resurgence in the pandemic and accelerating inflation has carried into 2022, we believe that the outlook for the overall U.S. economy remains positive.

“Throughout the year ahead, J.P. Morgan Asset Management plans to seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.” — Andrea L. Lisher

A surge in U.S. consumer wealth — partly tied to rising values for homes and autos — and quarterly growth in corporate earnings have helped to bolster U.S. financial markets that were already well-supported by monetary and fiscal policies. Over the course of the past year, the U.S. jobless rate fell to pre-pandemic levels and reached 3.9% in December. At the same time, inflation has climbed significantly. The U.S. Federal Reserve (the “Fed”) has tapered its monthly asset purchasing program and indicated that it’s likely to raise interest rates as early as March 2022.

While rising interest rates may mark another phase of the economic cycle that presents financial markets with new challenges and opportunities, they may also signal a return to a more normal economic environment following two years of historically low rates. Meanwhile, the path of the pandemic remains a factor in the U.S. economy. Recent data suggest the increase in new infections in late 2021 and into 2022 had some impact on the U.S. economy — though job growth remained strong — but there is hope that the latest pandemic wave may recede in coming months. Additionally, there is hope that rising prices on commodities and goods will moderate as supply chain constraints ease over time and the Fed moves generally to tamp down inflationary pressures. We expect the U.S. economy to continue expanding in 2022, even if the pace of the expansion eases from 2021.

Throughout the year ahead, J.P. Morgan Asset Management will seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Income Builder Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 2 Shares)*	8.22%
MSCI World Index (net of foreign withholding taxes)	21.82%
Income Builder Composite Benchmark	12.04%

Net Assets as of 12/31/2021 (In Thousands)	$110,674

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Income Builder Portfolio (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation.

HOW DID THE MARKET PERFORM?

Equity markets outperformed fixed income markets throughout 2021, driven by the global economic rebound that followed the development of vaccines and unprecedented monetary and fiscal support. U.S. equity markets largely led global equity markets throughout the year despite historically high valuations for U.S. equity. Emerging markets equity generally slumped in the second half of the year as inflationary pressures accelerated and investor demand for Chinese equity receded.

Within fixed income markets, low interest rates on sovereign debt pushed investors to seek higher yielding debt securities. Emerging markets debt fell during the year as central banks in select emerging markets began to raise interest rates in the second half. U.S. high yield bonds (also known as “junk bonds”) provided positive but narrow returns for the year, while returns on investment grade corporate credit were mixed.

The global equity rally appeared to pause in January 2021 and then equity prices surged higher from February through June. In the U.S., the distribution of vaccines combined with a $1.9 trillion U.S. fiscal relief and recovery package, and the prospect of additional federal government spending, helped push leading equity indexes higher. U.S. corporate earnings and cash flows reached record highs in the first and second quarters of 2021. Job growth, rising consumer spending, business investment and manufacturing data added further fuel to the rally in U.S. equity markets.

Historically high valuations for U.S. equity fueled increased investor demand for international developed and emerging markets equity midway through the year. However, mixed success against the pandemic in the developed markets and political developments – including unresolved disputes over Brexit — weighed on equity prices in the European Union and the U.K. Increased regulatory scrutiny of large technology companies in China and investor concerns about debt levels in the country’s real estate sector generally pulled emerging markets lower through the second half of the year.

The final months of 2021 were marked by the emergence of the omicron variant of the coronavirus and the reimposition of some pandemic restrictions at the regional, national and local levels. While investor uncertainty led to a global increase in financial market volatility, U.S. equity prices remained buoyed by record high corporate earnings and a general boom in U.S. household wealth.

While neither the U.S. Federal Reserve (the “Fed”) nor the European Central Bank raised policy interest rates during the period, the Fed accelerated the reduction in its monthly asset purchases under its quantitative easing program and indicated it would raise rates in 2022 and 2023 as economic conditions warranted. By the end of the year, the European Central Bank said it was unlikely to raise interest rates in 2022, and other leading central banks appeared to take a similar position.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 2 Shares underperformed both the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) and the Income Builder Composite Benchmark (the “Composite”), which is made up of 60% MSCI World Index and 40% Bloomberg U.S. Aggregate Index, for the twelve months ended December 31, 2021.

The Portfolio’s allocation to government bonds detracted from performance relative to the Benchmark, which is an all-equity index.

Relative to the Composite, the Portfolio’s lower overall allocation to equity and its allocation to government bonds were leading detractors from performance. The Portfolio’s overweight allocations to value stocks in the U.S. and international developed markets equities were leading contributors to relative performance, as those asset classes outperformed emerging markets equity and fixed income assets, including government bonds.

HOW WAS THE PORTFOLIO POSITIONED?

During the reporting period, the Portfolio was positioned to tactically pursue income. During the majority of the reporting period, the portfolio managers added to the Portfolio’s overall equity allocation, specifically adding to international developed market equity funded from cash positions and via exiting some positions within non-agency securitized credit, and maintained their corporate credit allocation. The portfolio managers also increased their allocation to equity-linked notes, focusing on notes linked to a U.S. small cap index, and increased their allocation to preferred stocks.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	JPMorgan High Yield Research Enhanced ETF	4.1%
2.	Credit Suisse AG, ELN, 7.00%, 1/26/2022, (linked to Russell 2000 Index) (Switzerland)	2.1
3.	JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares	2.0
4.	JPMorgan Equity Income Fund Class R6 Shares	1.5
5.	JPMorgan Equity Premium Income ETF	1.5
6.	UBS AG, ELN, 7.50%, 5/4/2022, (linked to Russell 2000 Index) (Switzerland)	1.0
7.	National Bank of Canada, ELN, 7.50%, 3/30/2022, (linked to Russell 2000 Index) (Canada)	1.0
8.	Royal Bank of Canada, ELN, 7.50%, 4/20/2022, (linked to Russell 2000 Index) (Canada)	1.0
9.	BNP Paribas, ELN, 7.00%, 2/3/2022, (linked to Russell 2000 Index) (France)	1.0
10.	BNP Paribas, ELN, 6.00%, 1/26/2022, (linked to Russell 2000 Index) (France)	1.0

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Common Stocks	37.5%
Corporate Bonds	34.5
Equity-Linked Notes	10.0
Exchange-Traded Funds	5.6
Investment Companies	4.5
Commercial Mortgage-Backed Securities	2.1
Collateralized Mortgage Obligations	1.2
Others (each less than 1.0%)	2.1
Short-Term Investments	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

ELN	Equity-Linked Note
ETF	Exchange-Traded Fund

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Income Builder Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS 1 SHARES	December 9, 2014	8.51%	6.94%	5.74%
CLASS 2 SHARES	December 9, 2014	8.22	6.68	5.48

LIFE OF PORTFOLIO PERFORMANCE (12/9/14 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on December 9, 2014.

The graph illustrates comparative performance for $10,000 invested in Class 2 Shares of the JPMorgan Insurance Trust Income Builder Portfolio, the MSCI World Index (net of foreign withholding taxes), the Bloomberg U.S. Aggregate Index and the Income Builder Composite Benchmark from December 9, 2014 to December 31, 2021. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI World Index (net of foreign withholding taxes), the Bloomberg U.S. Aggregate Index and the Income Builder Composite Benchmark do not reflect the deduction of expenses associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg U.S. Aggregate Index (40%). Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — 37.6%

Australia — 1.1%

Adbri Ltd.	7		14

AGL Energy Ltd.	17		76

Alumina Ltd.	31		42

APA Group	3		23

AusNet Services Ltd.	7		13

Bendigo & Adelaide Bank Ltd.	4		29

BHP Group plc	10		284

Charter Hall Long Wale, REIT	11		41

CSR Ltd.	8		34

Dexus, REIT	6		47

Glencore plc *	10		51

Goodman Group, REIT	4		75

Insignia Financial Ltd.	15		41

Mirvac Group, REIT	25		54

Rio Tinto plc	4		269

Sonic Healthcare Ltd.	1		42

Telstra Corp. Ltd.	8		26

Woodside Petroleum Ltd.	3		42

			1,203

Austria — 0.1%

ANDRITZ AG	—	(a)	16

Erste Group Bank AG	1		27

Mondi plc	1		31

OMV AG	1		30

			104

Belgium — 0.3%

Ageas SA	1		34

Cofinimmo SA, REIT	—	(a)	39

Euronav NV	2		20

KBC Group NV	—	(a)	36

Proximus SADP	2		40

Shurgard Self Storage SA	1		38

Telenet Group Holding NV	—	(a)	16

Warehouses De Pauw CVA, REIT	1		59

			282

Brazil — 0.1%

B3 SA — Brasil Bolsa Balcao	34		67

BB Seguridade Participacoes SA	5		21

Itau Unibanco Holding SA (Preference)	8		29

Yara International ASA	1		31

			148

INVESTMENTS	SHARES (000)		VALUE ($000)

Canada — 2.1%

Algonquin Power & Utilities Corp.	2		27

Allied Properties, REIT	2		79

AltaGas Ltd.	1		29

Atco Ltd., Class I	1		20

Bank of Nova Scotia (The)	1		60

Barrick Gold Corp.	3		63

BCE, Inc. (b)	2		102

Canadian Imperial Bank of Commerce	1		83

Canadian National Railway Co.	1		75

Canadian Tire Corp. Ltd., Class A	—	(a)	35

Canadian Utilities Ltd., Class A	3		96

Capital Power Corp.	1		22

Chartwell Retirement Residences	1		7

Emera, Inc.	1		29

Enbridge, Inc.	2		96

Fortis, Inc.	2		106

Gibson Energy, Inc.	1		22

Great-West Lifeco, Inc.	2		72

Hydro One Ltd. (c)	4		100

IGM Financial, Inc.	2		64

Keyera Corp.	1		27

Manulife Financial Corp.	4		71

Northland Power, Inc.	1		21

Nutrien Ltd.	1		88

Pembina Pipeline Corp.	3		94

Power Corp. of Canada	2		79

Restaurant Brands International, Inc.	1		73

Rogers Communications, Inc., Class B	1		71

Shaw Communications, Inc., Class B	3		82

Sienna Senior Living, Inc.	2		22

Superior Plus Corp.	2		21

TC Energy Corp.	5		237

TELUS Corp.	4		103

Thomson Reuters Corp.	—	(a)	21

Toronto-Dominion Bank (The)	2		120

TransAlta Renewables, Inc.	1		22

			2,339

Chile — 0.0% (d)

Banco Santander Chile, ADR	1		18

China — 1.6%

China Construction Bank Corp., Class H	160		110

China Construction Bank Corp., Class H	57		40

China Merchants Bank Co. Ltd., Class H	23		175

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — ontinued

China — continued

China Pacific Insurance Group Co. Ltd., Class H	34		93

China Petroleum & Chemical Corp., Class H	114		53

China Resources Land Ltd.	20		84

Fuyao Glass Industry Group Co. Ltd., Class A	3		21

Guangdong Investment Ltd.	32		41

Haier Smart Home Co. Ltd., Class H	30		127

Huayu Automotive Systems Co. Ltd., Class A	19		86

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	22		142

Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	1		16

Joyoung Co. Ltd., Class A	6		23

Midea Group Co. Ltd., Class A	11		130

NetEase, Inc.	6		129

Ping An Insurance Group Co. of China Ltd., Class H	16		112

Postal Savings Bank of China Co. Ltd., Class H (c)	90		63

Tingyi Cayman Islands Holding Corp.	50		103

Topsports International Holdings Ltd. (c)	36		36

Wilmar International Ltd.	14		42

Xinyi Solar Holdings Ltd.	28		48

Yum China Holdings, Inc.	1		44

Zhejiang Supor Co. Ltd., Class A	7		64

			1,782

Denmark — 0.5%

AP Moller — Maersk A/S, Class B	—	(a)	32

Carlsberg A/S, Class B	1		116

Novo Nordisk A/S, Class B	3		393

Pandora A/S	—	(a)	22

			563

Finland — 0.5%

Elisa OYJ	1		59

Fortum OYJ	1		29

Nordea Bank Abp	17		212

Orion OYJ, Class B	2		79

Sampo OYJ, Class A	1		31

UPM-Kymmene OYJ	1		37

Wartsila OYJ Abp	4		63

			510

France — 1.1%

Amundi SA (c)	—	(a)	22

Atos SE	—	(a)	14

AXA SA	2		55

BNP Paribas SA	1		53

Cie de Saint-Gobain	1		45

Covivio, REIT	1		42

INVESTMENTS	SHARES (000)		VALUE ($000)

France — continued

Credit Agricole SA	2		29

Danone SA	1		71

Engie SA	1		21

Eutelsat Communications SA	1		14

Gaztransport Et Technigaz SA	—	(a)	23

Klepierre SA, REIT *	2		55

L’Oreal SA	—	(a)	92

LVMH Moet Hennessy Louis Vuitton SE	—	(a)	137

Orange SA	2		22

Publicis Groupe SA	1		41

Rexel SA *	1		21

Rubis SCA	1		22

Safran SA	1		95

Societe Generale SA	1		42

TotalEnergies SE	2		92

Vinci SA	2		228

			1,236

Germany — 1.8%

adidas AG	—	(a)	130

Allianz SE (Registered)	1		295

Aroundtown SA	4		27

BASF SE	2		119

Bayerische Motoren Werke AG	—	(a)	46

Daimler AG (Registered)	1		53

Daimler Truck Holding AG *	—	(a)	14

Deutsche Boerse AG	—	(a)	68

Deutsche Post AG (Registered)	3		209

Deutsche Telekom AG (Registered)	8		148

E.ON SE	2		30

Evonik Industries AG	1		23

Freenet AG	2		52

LEG Immobilien SE	—	(a)	34

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	1		236

RWE AG	1		22

Schaeffler AG (Preference)	2		19

Siemens AG (Registered)	1		94

Telefonica Deutschland Holding AG	29		80

Uniper SE	1		26

Volkswagen AG (Preference)	—	(a)	69

Vonovia SE	3		188

			1,982

Hong Kong — 0.5%

CK Asset Holdings Ltd.	7		41

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Hong Kong — continued

CK Infrastructure Holdings Ltd.	4		22

CLP Holdings Ltd.	3		25

Hang Seng Bank Ltd.	3		61

HKBN Ltd.	17		20

HKT Trust & HKT Ltd.	49		66

Hong Kong Exchanges & Clearing Ltd.	2		140

New World Development Co. Ltd.	7		28

PCCW Ltd.	41		21

Power Assets Holdings Ltd.	4		25

VTech Holdings Ltd.	4		32

WH Group Ltd. (c)	28		18

Xinyi Glass Holdings Ltd.	17		43

Yue Yuen Industrial Holdings Ltd. *	16		27

			569

India — 0.3%

Infosys Ltd., ADR	15		376

Indonesia — 0.3%

Bank Rakyat Indonesia Persero Tbk. PT	581		168

Telkom Indonesia Persero Tbk. PT, ADR	6		169

			337

Ireland — 0.0% (d)

Glanbia plc	1		16

Smurfit Kappa Group plc	1		31

			47

Italy — 0.7%

A2A SpA	40		78

ACEA SpA	—	(a)	8

Assicurazioni Generali SpA	2		40

Azimut Holding SpA	1		33

Banca Generali SpA	—	(a)	16

Banca Mediolanum SpA	5		53

Enel SpA	9		73

Eni SpA	3		44

ERG SpA	—	(a)	8

Hera SpA	5		19

Intesa Sanpaolo SpA	43		112

Iren SpA	6		18

Italgas SpA	3		24

Mediobanca Banca di Credito Finanziario SpA	2		26

Poste Italiane SpA (c)	2		31

Snam SpA	5		28

Terna — Rete Elettrica Nazionale	4		29

INVESTMENTS	SHARES (000)		VALUE ($000)

Italy — continued

UniCredit SpA	6		92

Unipol Gruppo SpA	2		13

			745

Japan — 1.7%

Aozora Bank Ltd.	2		53

ARTERIA Networks Corp.	1		17

Bridgestone Corp.	1		52

Chubu Electric Power Co., Inc.	2		24

Chugoku Electric Power Co., Inc. (The)	2		14

Dai Nippon Printing Co. Ltd.	1		35

Daiwa House Industry Co. Ltd.	1		37

Daiwa House REIT Investment Corp., REIT	—	(a)	52

Electric Power Development Co. Ltd.	5		65

ENEOS Holdings, Inc.	9		33

FANUC Corp.	—	(a)	21

Frontier Real Estate Investment Corp., REIT	—	(a)	30

Hokkaido Electric Power Co., Inc.	3		12

Honda Motor Co. Ltd.	3		91

Idemitsu Kosan Co. Ltd.	2		38

Japan Metropolitan Fund Investment Corp., REIT	—	(a)	92

Japan Post Holdings Co. Ltd. *	8		60

Japan Tobacco, Inc.	2		32

Kansai Electric Power Co., Inc. (The)	7		66

KDDI Corp.	2		44

Konica Minolta, Inc.	11		51

Kyushu Railway Co.	2		44

Mitsubishi Chemical Holdings Corp.	9		69

Mitsui Fudosan Logistics Park, Inc., REIT	—	(a)	45

Nippon Accommodations Fund, Inc., REIT	—	(a)	63

Nippon Building Fund, Inc., REIT	—	(a)	58

Nippon Prologis REIT, Inc., REIT	—	(a)	64

Nippon Telegraph & Telephone Corp.	2		60

Okinawa Electric Power Co., Inc. (The)	1		9

Osaka Gas Co. Ltd.	—	(a)	7

Otsuka Corp.	1		52

Shikoku Electric Power Co., Inc.	1		6

SoftBank Corp.	7		90

Sumitomo Forestry Co. Ltd.	1		25

Takeda Pharmaceutical Co. Ltd.	2		57

Tohoku Electric Power Co., Inc.	9		63

Tokio Marine Holdings, Inc.	2		100

Tokyo Gas Co. Ltd.	1		14

Toyota Motor Corp.	6		104

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Japan — continued

United Urban Investment Corp., REIT	—	(a)	20

			1,869

Luxembourg — 0.0% (d)

APERAM SA	—	(a)	17

Mexico — 0.4%

Bolsa Mexicana de Valores SAB de CV (b)	6		12

Grupo Financiero Banorte SAB de CV, Class O	24		156

Kimberly-Clark de Mexico SAB de CV, Class A (b)	21		32

Wal-Mart de Mexico SAB de CV (b)	61		225

			425

Netherlands — 0.5%

ABN AMRO Bank NV, CVA (c)	2		25

ASML Holding NV	—	(a)	145

ASR Nederland NV	1		29

BE Semiconductor Industries NV	—	(a)	26

CTP NV (c)	2		48

Eurocommercial Properties NV, REIT	1		25

ING Groep NV	3		45

Koninklijke Ahold Delhaize NV	1		42

Koninklijke KPN NV	13		42

NN Group NV	1		38

PostNL NV	6		26

Randstad NV	—	(a)	31

			522

New Zealand — 0.1%

Contact Energy Ltd.	10		55

Spark New Zealand Ltd.	22		70

			125

Norway — 0.3%

Aker BP ASA	1		29

DNB Bank ASA	3		64

Equinor ASA	2		42

Fjordkraft Holding ASA (c)	2		13

Gjensidige Forsikring ASA	1		30

Norsk Hydro ASA	3		25

SFL Corp. Ltd.	3		21

Telenor ASA	6		92

			316

Portugal — 0.1%

EDP — Energias de Portugal SA	4		25

Galp Energia SGPS SA	2		23

INVESTMENTS	SHARES (000)		VALUE ($000)

Portugal — continued

NOS SGPS SA	6		22

Redes Energeticas Nacionais SGPS SA	2		6

			76

Russia — 0.3%

Alrosa PJSC	27		43

Evraz plc	4		34

LUKOIL PJSC, ADR	1		62

Moscow Exchange MICEX-RTS PJSC	41		84

Sberbank of Russia PJSC	19		75

Sberbank of Russia PJSC	1		3

Severstal PAO, GDR (c)	2		38

Severstal PAO, GDR (c)	1		23

			362

Saudi Arabia — 0.1%

Al Rajhi Bank	2		69

Singapore — 0.3%

Ascendas, REIT	14		30

BW LPG Ltd. (c)	4		25

CapitaLand Integrated Commercial Trust, REIT	32		48

DBS Group Holdings Ltd.	4		99

Keppel Infrastructure Trust	28		11

NetLink NBN Trust (c)	31		23

Singapore Telecommunications Ltd.	13		22

StarHub Ltd.	16		16

			274

South Africa — 0.1%

Anglo American plc	1		47

AVI Ltd.	4		18

Bid Corp. Ltd.	1		28

SPAR Group Ltd. (The)	1		12

Vodacom Group Ltd.	6		47

			152

South Korea — 0.5%

ESR Kendall Square REIT Co. Ltd., REIT	8		45

Korea Electric Power Corp.	1		21

NCSoft Corp. *	—	(a)	43

Samsung Electronics Co. Ltd.	7		464

SK Telecom Co. Ltd., ADR	1		19

			592

Spain — 0.9%

Acerinox SA	2		19

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Spain — continued

Atlantica Sustainable Infrastructure plc	1		22

Banco Bilbao Vizcaya Argentaria SA	7		39

Banco Santander SA	15		51

Cellnex Telecom SA (c)	1		61

Cia de Distribucion Integral Logista Holdings SA	1		19

Enagas SA	4		81

Endesa SA	4		100

Iberdrola SA	15		183

Industria de Diseno Textil SA	1		42

Naturgy Energy Group SA	5		162

Red Electrica Corp. SA	4		84

Repsol SA	6		74

Telefonica SA	21		91

			1,028

Sweden — 0.6%

Boliden AB	1		39

Lundin Energy AB	1		29

Skandinaviska Enskilda Banken AB, Class A	3		36

SKF AB, Class B	1		27

SSAB AB, Class B *	4		18

Svenska Handelsbanken AB, Class A	3		30

Tele2 AB, Class B	7		104

Telia Co. AB	24		94

Thule Group AB (c)	—	(a)	18

Volvo AB, Class B	11		261

			656

Switzerland — 1.6%

ABB Ltd. (Registered)	2		68

Cie Financiere Richemont SA (Registered)	1		75

Julius Baer Group Ltd.	—	(a)	28

Nestle SA (Registered)	4		526

Novartis AG (Registered)	1		77

OC Oerlikon Corp. AG (Registered)	6		58

Roche Holding AG	1		596

Swiss Life Holding AG (Registered)	—	(a)	18

Swisscom AG (Registered)	—	(a)	22

UBS Group AG (Registered)	3		60

Zurich Insurance Group AG	—	(a)	203

			1,731

Taiwan — 1.2%

Accton Technology Corp.	5		42

Chailease Holding Co. Ltd.	5		45

Chicony Electronics Co. Ltd.	2		6

INVESTMENTS	SHARES (000)		VALUE ($000)

Taiwan — continued

Delta Electronics, Inc.	8		81

MediaTek, Inc.	3		116

Mega Financial Holding Co. Ltd.	33		42

Novatek Microelectronics Corp.	5		94

President Chain Store Corp.	7		71

Quanta Computer, Inc.	26		89

Realtek Semiconductor Corp.	4		75

Taiwan Semiconductor Manufacturing Co. Ltd.	24		538

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	—	(a)	55

Vanguard International Semiconductor Corp.	11		64

Wiwynn Corp.	1		36

			1,354

Thailand — 0.0% (d)

Siam Cement PCL (The) (Registered)	4		46

United Kingdom — 2.4%

3i Group plc	2		42

Admiral Group plc	1		35

Ashtead Group plc	1		42

Aviva plc	7		38

Barclays plc	19		47

Barratt Developments plc	10		106

Berkeley Group Holdings plc	1		33

BP plc	31		137

Centrica plc *	23		22

Close Brothers Group plc	1		12

Diageo plc	2		97

Direct Line Insurance Group plc	20		77

Drax Group plc	3		27

Dunelm Group plc	1		18

GlaxoSmithKline plc	8		169

Hays plc	12		25

HSBC Holdings plc	13		81

IMI plc	1		26

Imperial Brands plc	3		75

InterContinental Hotels Group plc *	1		59

Intermediate Capital Group plc	1		21

J Sainsbury plc	7		25

Kingfisher plc	4		20

Legal & General Group plc	10		42

Lloyds Banking Group plc	72		47

LondonMetric Property plc, REIT	11		43

M&G plc	11		29

Man Group plc	12		37

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

United Kingdom — continued

National Grid plc	2		29

NatWest Group plc	10		32

Pennon Group plc	1		20

Persimmon plc	3		102

RELX plc	6		202

Safestore Holdings plc, REIT	3		53

Sage Group plc (The)	10		115

Schroders plc	1		27

Severn Trent plc	1		28

SSE plc	6		141

St. James’s Place plc	2		42

Taylor Wimpey plc	32		75

Tesco plc	8		33

Tritax EuroBox plc (c)	17		26

Unilever plc	—	(a)	14

UNITE Group plc (The), REIT	2		36

United Utilities Group plc	2		27

Vodafone Group plc	42		63

Workspace Group plc, REIT	3		30

WPP plc	6		85

			2,612

United States — 15.5%

3M Co.	—	(a)	70

AbbVie, Inc.	3		462

AGNC Investment Corp., REIT	4		67

Alliant Energy Corp.	1		79

American Electric Power Co., Inc.	1		74

American Tower Corp., REIT	—	(a)	133

Americold Realty Trust, REIT	3		84

Amgen, Inc.	—	(a)	64

Analog Devices, Inc.	1		196

Annaly Capital Management, Inc., REIT	8		65

AT&T, Inc.	4		93

AvalonBay Communities, Inc., REIT	—	(a)	117

Avangrid, Inc.	1		47

Avast plc (c)	1		12

Avista Corp.	1		24

Boston Properties, Inc., REIT	1		71

Brandywine Realty Trust, REIT	5		73

Bristol-Myers Squibb Co.	6		343

Brixmor Property Group, Inc., REIT	3		84

Bunge Ltd.	1		86

Camden Property Trust, REIT	1		109

Campbell Soup Co.	1		40

INVESTMENTS	SHARES (000)		VALUE ($000)

United States — continued

Cardinal Health, Inc.	1		75

CenterPoint Energy, Inc.	5		139

CF Industries Holdings, Inc.	1		95

Chesapeake Energy Corp.	—	(a)	5

Chevron Corp.	1		154

Cisco Systems, Inc.	1		85

Clear Channel Outdoor Holdings, Inc. *	5		16

Clearway Energy, Inc., Class C	1		21

CME Group, Inc.	1		236

CMS Energy Corp.	—	(a)	14

Coca-Cola Co. (The)	10		568

Cogent Communications Holdings, Inc.	—	(a)	23

Comcast Corp., Class A	5		255

Comerica, Inc.	1		84

Conagra Brands, Inc.	1		48

Consolidated Edison, Inc.	1		81

Cummins, Inc.	—	(a)	26

DHT Holdings, Inc.	4		21

Dominion Energy, Inc.	1		102

Douglas Emmett, Inc., REIT	2		71

Dow, Inc.	1		73

DTE Energy Co.	1		73

Duke Energy Corp.	1		106

Eastman Chemical Co.	2		214

Eaton Corp. plc	1		194

Edison International	1		81

Eli Lilly & Co.	—	(a)	51

Emerson Electric Co.	1		72

Entergy Corp.	1		78

EP Energy Corp. *	—	(a)	34

Equinix, Inc., REIT	—	(a)	342

Equitrans Midstream Corp.	2		22

Equity LifeStyle Properties, Inc., REIT	1		99

Essex Property Trust, Inc., REIT	—	(a)	100

Evergy, Inc.	2		107

Exelon Corp.	1		72

Exxon Mobil Corp.	1		80

Fastenal Co.	1		80

Federal Realty Investment Trust, REIT	1		172

Ferguson plc	—	(a)	61

FirstEnergy Corp.	1		28

Frontier Communications Parent, Inc. *	1		43

General Dynamics Corp.	—	(a)	83

General Mills, Inc.	1		79

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

United States — continued

Genuine Parts Co.	1		85

Gilead Sciences, Inc.	1		77

Hasbro, Inc.	1		70

Hawaiian Electric Industries, Inc.	1		27

Healthcare Trust of America, Inc., Class A, REIT	2		76

Healthpeak Properties, Inc., REIT	5		194

Hewlett Packard Enterprise Co.	5		81

Host Hotels & Resorts, Inc., REIT *	8		134

HP, Inc.	2		80

iHeartMedia, Inc., Class A *	1		26

International Business Machines Corp.	1		72

International Flavors & Fragrances, Inc.	—	(a)	13

International Paper Co.	1		64

Interpublic Group of Cos., Inc. (The)	1		46

Invitation Homes, Inc., REIT	4		159

Iron Mountain, Inc., REIT	2		88

JM Smucker Co. (The)	—	(a)	49

Johnson & Johnson	4		603

Juniper Networks, Inc.	3		91

Kellogg Co.	1		71

Kimberly-Clark Corp.	1		77

Kimco Realty Corp., REIT	6		145

Kinder Morgan, Inc.	6		90

Kraft Heinz Co. (The)	2		73

Lumen Technologies, Inc.	7		93

LyondellBasell Industries NV, Class A	1		72

Marathon Petroleum Corp.	1		67

McDonald’s Corp.	1		275

Merck & Co., Inc.	4		311

Motorola Solutions, Inc.	—	(a)	67

National HealthCare Corp.	—	(a)	14

National Retail Properties, Inc., REIT	1		66

NetApp, Inc.	1		81

Newell Brands, Inc.	3		68

NextEra Energy, Inc.	2		211

NiSource, Inc.	3		80

NMG, Inc. *	—	(a)	—	(a)

Norfolk Southern Corp.	—	(a)	123

NorthWestern Corp.	—	(a)	26

NortonLifeLock, Inc.	2		52

NRG Energy, Inc.	1		26

Oasis Petroleum, Inc.	1		102

OGE Energy Corp.	1		29

Omnicom Group, Inc.	1		76

INVESTMENTS	SHARES (000)		VALUE ($000)

United States — continued

ONEOK, Inc.	2		98

PACCAR, Inc.	1		69

Park Hotels & Resorts, Inc., REIT *	3		57

PepsiCo, Inc.	1		151

Philip Morris International, Inc.	2		180

Phillips 66	1		77

Pinnacle West Capital Corp.	1		98

PPL Corp.	3		100

Procter & Gamble Co. (The)	3		541

Progressive Corp. (The)	3		266

Prologis, Inc., REIT	3		464

Public Service Enterprise Group, Inc.	2		107

Public Storage, REIT	1		212

Quest Diagnostics, Inc.	—	(a)	57

Raytheon Technologies Corp.	1		72

Realty Income Corp., REIT	1		75

Regency Centers Corp., REIT	1		54

Rexford Industrial Realty, Inc., REIT	1		66

Schneider Electric SE	—	(a)	89

Seagate Technology Holdings plc	2		271

Sempra Energy	1		73

Shenandoah Telecommunications Co.	1		21

Simon Property Group, Inc., REIT	1		85

Southern Co. (The)	2		106

Spire, Inc.	—	(a)	23

State Street Corp.	2		160

Steel Dynamics, Inc.	1		81

Stellantis NV	1		17

Stellantis NV	4		78

Sun Communities, Inc., REIT	1		176

Texas Instruments, Inc.	2		309

Trane Technologies plc	1		166

Truist Financial Corp.	3		195

UGI Corp.	1		26

UnitedHealth Group, Inc.	—	(a)	78

Valero Energy Corp.	1		80

Ventas, Inc., REIT	4		195

Verizon Communications, Inc.	4		232

VICI Properties, Inc., REIT (b)	3		99

Vornado Realty Trust, REIT	1		60

Walgreens Boots Alliance, Inc.	1		76

WEC Energy Group, Inc.	1		74

Wells Fargo & Co.	2		110

Welltower, Inc., REIT	1		52

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United States — continued

Western Union Co. (The)	4	70

Whiting Petroleum Corp. *	1	57

Williams Cos., Inc. (The)	4	98

WP Carey, Inc., REIT	1	75

		17,162

Total Common Stocks (Cost $34,317)		41,629

	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 34.5%

Australia — 0.2%

Australia & New Zealand Banking Group Ltd. (USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 6/15/2026 (e) (f)(g) (h)	200	227

FMG Resources August 2006 Pty. Ltd. 4.50%, 9/15/2027 (g)	12	13

Glencore Funding LLC 2.50%, 9/1/2030 (g)	6	6

		246

Belgium — 0.0% (d)

Anheuser-Busch InBev Worldwide, Inc.

3.50%, 6/1/2030	19	21

4.38%, 4/15/2038	6	7

		28

Canada — 1.3%

1011778 BC ULC 3.88%, 1/15/2028 (g)	17	17

Bank of Nova Scotia (The)

(ICE LIBOR USD 3 Month + 2.65%), 4.65%, 10/12/2022 (e) (f) (h)	13	13

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.55%), 4.90%, 6/4/2025 (e) (f) (h)	28	30

1.30%, 9/15/2026	5	5

Bell Canada (The) Series US-5, 2.15%, 2/15/2032	6	6

Bombardier, Inc.

7.50%, 12/1/2024 (g)	45	47

7.50%, 3/15/2025 (g)	38	39

Cenovus Energy, Inc. 5.38%, 7/15/2025	72	80

Emera, Inc. Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076 (f)	240	276

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Canada — continued

Enbridge, Inc.

4.50%, 6/10/2044	3	3

Series 16-A, (ICE LIBOR USD 3 Month + 3.89%), 6.00%, 1/15/2077 (f)	10	11

(ICE LIBOR USD 3 Month + 3.64%), 6.25%, 3/1/2078 (f)	45	49

Series 20-A, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.31%), 5.75%, 7/15/2080 (f)	117	130

GFL Environmental, Inc. 3.50%, 9/1/2028 (g)	190	187

MEG Energy Corp. 6.50%, 1/15/2025 (g)	15	15

NOVA Chemicals Corp.

5.00%, 5/1/2025 (g)	89	93

5.25%, 6/1/2027 (g)	26	28

4.25%, 5/15/2029 (g)	40	40

Precision Drilling Corp. 7.13%, 1/15/2026 (g)	23	23

Quebecor Media, Inc. 5.75%, 1/15/2023	130	135

Rogers Communications, Inc.

4.35%, 5/1/2049	3	4

3.70%, 11/15/2049	3	3

Transcanada Trust

Series 16-A, (ICE LIBOR USD 3 Month + 4.64%), 5.87%, 8/15/2076 (f)	33	36

(ICE LIBOR USD 3 Month + 3.21%), 5.30%, 3/15/2077 (f)	10	10

(SOFR + 4.42%), 5.50%, 9/15/2079 (f)	72	77

Videotron Ltd. 5.13%, 4/15/2027 (g)	32	33

		1,390

Cayman Islands — 0.0% (d)

Global Aircraft Leasing Co. Ltd. 6.50% (cash), 9/15/2024 (g) (i)	32	31

Finland — 0.1%

Nokia OYJ

4.38%, 6/12/2027	12	13

6.63%, 5/15/2039	33	46

		59

France — 0.6%

Altice France SA 8.13%, 2/1/2027 (g)	200	214

Credit Agricole SA (USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (e) (f) (g) (h)	200	237

Societe Generale SA (USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025 (e) (f) (g) (h)	200	231

		682

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Germany — 0.0% (d)

Deutsche Telekom International Finance BV 8.75%, 6/15/2030 (j)	16	23

Ireland — 0.3%

AerCap Holdings NV (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.54%), 5.87%, 10/10/2079 (f)	150	155

Avolon Holdings Funding Ltd.

5.25%, 5/15/2024 (g)	21	23

2.53%, 11/18/2027 (g)	71	69

Park Aerospace Holdings Ltd.

4.50%, 3/15/2023 (g)	16	16

5.50%, 2/15/2024 (g)	11	12

		275

Italy — 0.1%

Telecom Italia Capital SA

6.38%, 11/15/2033	20	22

6.00%, 9/30/2034	112	118

		140

Luxembourg — 0.1%

Intelsat Jackson Holdings SA

8.00%, 2/15/2024 (g) (j) (k)	77	78

9.75%, 7/15/2025 (g) (k)	35	16

		94

Netherlands — 0.2%

Trivium Packaging Finance BV 5.50%, 8/15/2026 (g) (j)	200	208

Sweden — 0.2%

Svenska Handelsbanken AB (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.05%), 4.75%, 3/1/2031 (c) (e) (f) (h)	200	207

Switzerland — 0.8%

Cloverie plc for Zurich Insurance Co. Ltd. (ICE LIBOR USD 3 Month + 4.92%), 5.63%, 6/24/2046 (c) (f)	200	223

Credit Suisse Group AG

(USD Swap Semi 5 Year + 5.11%), 7.13%, 7/29/2022 (c) (e) (f) (h)	200	205

(USD Swap Semi 5 Year + 3.46%), 6.25%, 12/18/2024 (e) (f) (g) (h)	200	213

UBS Group AG (USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025 (c) (e) (f) (h)	200	223

		864

United Kingdom — 0.9%

BAT Capital Corp. 4.39%, 8/15/2037	8	8

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

United Kingdom — continued

BP Capital Markets plc

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.04%), 4.38%, 6/22/2025 (e) (f) (h)		26	27

(EUR Swap Annual 5 Year + 4.12%), 3.63%, 3/22/2029 (c) (e) (f) (h)	EUR	100	122

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030(e) (f) (h)		142	154

Nationwide Building Society (U.K. Government Bonds 5 Year Note Generic Bid Yield + 5.63%), 5.75%, 6/20/2027 (c) (e) (f) (h)	GBP	250	365

NatWest Group plc (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.63%), 6.00%, 12/29/2025 (e) (f) (h)		200	219

Vodafone Group plc

5.00%, 5/30/2038		10	13

(USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079 (f)		57	69

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.45%), 3.25%, 6/4/2081 (f)		5	5

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.77%), 4.12%, 6/4/2081 (f)		65	64

			1,046

United States — 29.7%

7-Eleven, Inc. 1.80%, 2/10/2031 (g)		6	6

AbbVie, Inc. 3.20%, 11/21/2029		26	28

Acadia Healthcare Co., Inc. 5.50%, 7/1/2028 (g)		95	100

ACCO Brands Corp. 4.25%, 3/15/2029 (g)		105	104

Activision Blizzard, Inc. 1.35%, 9/15/2030		10	9

ADT Security Corp. (The)

4.13%, 6/15/2023		82	85

4.88%, 7/15/2032 (g)		45	46

Advanced Drainage Systems, Inc. 5.00%, 9/30/2027 (g)		10	10

AECOM 5.13%, 3/15/2027		53	58

Aetna, Inc. 3.88%, 8/15/2047		10	11

Air Lease Corp. 3.75%, 6/1/2026		5	5

Albertsons Cos., Inc.

7.50%, 3/15/2026 (g)		80	86

5.88%, 2/15/2028 (g)		38	40

Alcoa Nederland Holding BV 6.13%, 5/15/2028 (g)		200	215

Alexandria Real Estate Equities, Inc. REIT, 2.75%, 12/15/2029		5	5

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Allegheny Technologies, Inc. 5.88%, 12/1/2027	10	10

Allied Universal Holdco LLC

6.63%, 7/15/2026 (g)	13	14

9.75%, 7/15/2027 (g)	13	14

Allison Transmission, Inc.

4.75%, 10/1/2027 (g)	65	68

5.88%, 6/1/2029 (g)	70	76

Ally Financial, Inc.

5.75%, 11/20/2025	110	124

Series C, (US Treasury Yield Curve Rate T Note Constant Maturity 7 Year + 3.48%), 4.70%, 5/15/2028 (e) (f) (h)	55	57

8.00%, 11/1/2031	39	55

Altria Group, Inc.

4.80%, 2/14/2029	5	5

3.40%, 2/4/2041	3	3

AMC Entertainment Holdings, Inc.

10.50%, 4/24/2026 (g)	26	28

10.00% (cash), 6/15/2026 (g) (i)	81	80

Ameren Corp. 3.50%, 1/15/2031	5	5

American Airlines Group, Inc. 5.00%, 6/1/2022 (g)	21	21

American Airlines, Inc. 5.75%, 4/20/2029 (g)	85	91

American Axle & Manufacturing, Inc.

6.25%, 3/15/2026	52	53

6.50%, 4/1/2027 (b)	53	55

American Electric Power Co., Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.68%), 3.88%, 2/15/2062 (f)	42	43

American International Group, Inc.

3.88%, 1/15/2035	15	16

Series A-9, (ICE LIBOR USD 3 Month + 2.87%), 5.75%, 4/1/2048 (f)	13	15

American Tower Corp. REIT, 1.50%, 1/31/2028	15	14

AmeriGas Partners LP

5.63%, 5/20/2024	25	27

5.88%, 8/20/2026	55	61

5.75%, 5/20/2027	35	39

Amgen, Inc. 2.00%, 1/15/2032	10	10

Amkor Technology, Inc. 6.63%, 9/15/2027 (g)	62	66

Amsted Industries, Inc. 5.63%, 7/1/2027 (g)	21	22

Antero Midstream Partners LP

7.88%, 5/15/2026 (g)	65	72

5.38%, 6/15/2029 (g)	60	63

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Antero Resources Corp.

8.38%, 7/15/2026 (g)	41	46

5.38%, 3/1/2030 (g)	55	59

Anthem, Inc. 2.88%, 9/15/2029	13	14

Apple, Inc. 4.50%, 2/23/2036	3	4

Aramark Services, Inc. 5.00%, 2/1/2028 (g)	85	88

Arches Buyer, Inc. 4.25%, 6/1/2028 (g)	85	85

Archrock Partners LP 6.88%, 4/1/2027 (g)	7	7

Arconic Corp. 6.00%, 5/15/2025 (g)	110	115

Ardagh Packaging Finance plc 4.13%, 8/15/2026 (g)	200	204

AT&T, Inc.

2.25%, 2/1/2032	6	6

3.50%, 6/1/2041	10	10

Audacy Capital Corp. 6.50%, 5/1/2027 (b) (g)	41	41

Avantor Funding, Inc. 4.63%, 7/15/2028 (g)	85	89

Avis Budget Car Rental LLC 5.75%, 7/15/2027 (g)	24	25

B&G Foods, Inc. 5.25%, 4/1/2025	146	149

Bank of America Corp.

Series U, (ICE LIBOR USD 3 Month + 3.14%), 5.20%, 6/1/2023 (e) (f) (h)	56	58

Series JJ, (ICE LIBOR USD 3 Month + 3.29%), 5.12%, 6/20/2024 (e) (f) (h)	24	25

Series X, (ICE LIBOR USD 3 Month + 3.71%), 6.25%, 9/5/2024 (e) (f) (h)	177	190

Series Z, (ICE LIBOR USD 3 Month + 4.17%), 6.50%, 10/23/2024 (e) (f) (h)	53	58

Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (e) (f) (h)	72	78

Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026 (e) (f) (h)	197	222

(SOFR + 0.96%), 1.73%, 7/22/2027 (f)	40	40

Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028 (e) (f) (h)	102	113

(SOFR + 1.21%), 2.57%, 10/20/2032 (f)	10	10

Bank of New York Mellon Corp. (The)

Series D, (ICE LIBOR USD 3 Month + 2.46%), 4.50%, 6/20/2023 (e) (f) (h)	24	24

Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.36%), 4.70%, 9/20/2025 (e) (f) (h)	13	14

Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.35%), 3.70%, 3/20/2026 (e) (f) (h)	20	21

Series F, (ICE LIBOR USD 3 Month + 3.13%), 4.62%, 9/20/2026 (e) (f) (h)	95	99

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Bath & Body Works, Inc. 7.50%, 6/15/2029	100	114

Bausch Health Americas, Inc.

9.25%, 4/1/2026 (g)	26	28

8.50%, 1/31/2027 (g)	205	215

Bausch Health Cos., Inc.

6.13%, 4/15/2025 (g)	75	76

5.50%, 11/1/2025 (g)	121	123

9.00%, 12/15/2025 (g)	68	72

5.75%, 8/15/2027 (g)	12	12

7.00%, 1/15/2028 (g)	20	20

5.00%, 1/30/2028 (g)	340	313

7.25%, 5/30/2029 (g)	22	22

Becton Dickinson and Co. 2.82%, 5/20/2030	10	10

Berry Global, Inc.

4.88%, 7/15/2026 (g)	84	87

5.63%, 7/15/2027 (g)	20	21

Biogen, Inc. 2.25%, 5/1/2030	11	11

Block, Inc. 3.50%, 6/1/2031 (g)	150	154

Boston Properties LP REIT, 2.45%, 10/1/2033	5	5

BP Capital Markets America, Inc. 3.63%, 4/6/2030	3	3

Brink’s Co. (The) 4.63%, 10/15/2027 (g)	75	77

Bristol-Myers Squibb Co. 4.13%, 6/15/2039	19	22

Broadcom, Inc. 4.30%, 11/15/2032	6	7

Buckeye Partners LP 3.95%, 12/1/2026	60	61

Builders FirstSource, Inc. 4.25%, 2/1/2032 (g)	70	72

BWX Technologies, Inc. 4.13%, 4/15/2029 (g)	120	121

Callon Petroleum Co.

6.13%, 10/1/2024	8	8

6.38%, 7/1/2026	6	6

Calpine Corp.

5.25%, 6/1/2026 (g)	29	30

4.50%, 2/15/2028 (g)	75	78

Capital One Financial Corp.

Series M, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 3.95%, 9/1/2026 (e) (f) (h)	64	64

Carnival Corp. 9.88%, 8/1/2027 (g)	115	131

Catalent Pharma Solutions, Inc. 5.00%, 7/15/2027 (g)	29	30

CCO Holdings LLC

5.50%, 5/1/2026 (g)	66	68

5.13%, 5/1/2027 (g)	158	163

5.00%, 2/1/2028 (g)	23	24

5.38%, 6/1/2029 (g)	270	291

4.75%, 3/1/2030 (g)	404	420

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

CDK Global, Inc. 5.25%, 5/15/2029 (g)	99	105

CDW LLC 4.25%, 4/1/2028	40	41

Cedar Fair LP

5.38%, 4/15/2027	3	3

5.25%, 7/15/2029	101	104

Centene Corp. 3.38%, 2/15/2030	330	336

CenterPoint Energy, Inc. Series A, (ICE LIBOR USD 3 Month + 3.27%), 6.13%, 9/1/2023 (e) (f) (h)	46	48

Central Garden & Pet Co. 5.13%, 2/1/2028	140	146

Charles Schwab Corp. (The)

Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.97%), 5.38%, 6/1/2025 (e) (f) (h)	135	147

Series F, (ICE LIBOR USD 3 Month + 2.58%), 5.00%, 12/1/2027 (e) (f) (h)	47	49

Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (e) (f) (h)	209	211

Chemours Co. (The) 5.38%, 5/15/2027 (b)	95	102

Cheniere Energy Partners LP

4.50%, 10/1/2029	120	127

3.25%, 1/31/2032 (g)	35	36

Cigna Corp. 4.38%, 10/15/2028	15	17

CIT Group, Inc.

4.75%, 2/16/2024	22	23

5.25%, 3/7/2025	45	50

6.13%, 3/9/2028	21	25

Citigroup, Inc.

(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 1/30/2023 (e) (f) (h)	114	117

(ICE LIBOR USD 3 Month + 4.23%), 5.90%, 2/15/2023 (e) (f) (h)	30	31

Series D, (ICE LIBOR USD 3 Month + 3.47%), 5.35%, 5/15/2023 (e) (f) (h)	10	10

Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 5/15/2024 (e) (f) (h)	158	166

Series U, (SOFR + 3.81%), 5.00%, 9/12/2024 (e) (f) (h)	141	145

Series V, (SOFR + 3.23%), 4.70%, 1/30/2025 (e) (f) (h)	64	65

Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (e) (f) (h)	103	110

Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.60%), 4.00%, 12/10/2025 (e) (f) (h)	159	160

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.42%), 3.88%, 2/18/2026 (e) (f) (h)	70	70

Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (e) (f) (h)	98	111

(SOFR + 0.77%), 1.46%, 6/9/2027 (f)	35	34

Citizens Financial Group, Inc.

Series B, (ICE LIBOR USD 3 Month + 3.00%), 6.00%, 7/6/2023 (e) (f) (h)	23	24

Series C, (ICE LIBOR USD 3 Month + 3.16%), 6.37%, 4/6/2024 (e) (f) (h)	35	36

Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.00%, 10/6/2026 (e) (f) (h)	55	55

Clarivate Science Holdings Corp. 3.88%, 7/1/2028 (g)	70	70

Clear Channel Worldwide Holdings, Inc. 5.13%, 8/15/2027 (g)	35	36

CMS Energy Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.12%), 4.75%, 6/1/2050 (f)	36	39

CNX Resources Corp. 7.25%, 3/14/2027 (g)	55	58

Colfax Corp. 6.38%, 2/15/2026 (g)	5	5

Comcast Corp. 4.15%, 10/15/2028	5	6

Commercial Metals Co.

4.88%, 5/15/2023	19	20

5.38%, 7/15/2027	61	63

CommScope Technologies LLC

6.00%, 6/15/2025 (g)	97	97

5.00%, 3/15/2027 (g)	15	14

CommScope, Inc.

6.00%, 3/1/2026 (g)	35	36

8.25%, 3/1/2027 (g)	75	77

4.75%, 9/1/2029 (g)	75	75

Community Health Systems, Inc. 8.00%, 3/15/2026 (g)	176	185

Constellation Brands, Inc. 2.25%, 8/1/2031	10	10

Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (g)	32	30

Cox Communications, Inc. 4.80%, 2/1/2035 (g)	6	7

Crestwood Midstream Partners LP

5.75%, 4/1/2025	29	30

5.63%, 5/1/2027 (g)	10	10

Crown Americas LLC 4.75%, 2/1/2026	26	27

Crown Castle International Corp. REIT, 2.10%, 4/1/2031	16	15

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

CSC Holdings LLC

5.88%, 9/15/2022	15	16

5.25%, 6/1/2024	157	163

5.75%, 1/15/2030 (g)	200	199

CSX Corp. 2.40%, 2/15/2030	3	3

CVR Partners LP 9.25%, 6/15/2023 (b) (g)	20	20

CVS Health Corp.

4.30%, 3/25/2028	4	4

2.13%, 9/15/2031 (b)	6	6

4.13%, 4/1/2040	6	7

2.70%, 8/21/2040	3	3

5.30%, 12/5/2043	6	8

Dana, Inc. 5.38%, 11/15/2027	115	121

Darling Ingredients, Inc. 5.25%, 4/15/2027 (g)	12	12

DaVita, Inc. 4.63%, 6/1/2030 (g)	140	143

DCP Midstream Operating LP

4.95%, 4/1/2022	5	5

3.88%, 3/15/2023	38	39

5.38%, 7/15/2025	14	15

6.75%, 9/15/2037 (g)	20	27

Dell International LLC

6.02%, 6/15/2026	10	11

4.90%, 10/1/2026	5	6

Diamond Sports Group LLC 5.38%, 8/15/2026 (g)	53	26

Directv Financing LLC 5.88%, 8/15/2027 (g)	100	102

Discovery Communications LLC 3.63%, 5/15/2030 (b)	5	5

DISH DBS Corp.

5.88%, 7/15/2022	24	24

5.00%, 3/15/2023	223	229

5.88%, 11/15/2024	25	26

7.75%, 7/1/2026	125	132

Dominion Energy, Inc.

Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.99%), 4.65%, 12/15/2024 (e) (f) (h)	24	25

Series C, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.20%), 4.35%, 1/15/2027 (e) (f) (h)	45	46

Series C, 2.25%, 8/15/2031	3	3

DT Midstream, Inc. 4.13%, 6/15/2029 (g)	150	154

Duke Energy Corp.

3.75%, 9/1/2046	3	3

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.32%), 3.25%, 1/15/2082 (f)	45	44

Dun & Bradstreet Corp. (The) 6.88%, 8/15/2026 (g)	27	28

Edison International Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.90%), 5.00%, 12/15/2026 (e) (f) (h)	40	41

Element Solutions, Inc. 3.88%, 9/1/2028 (g)	130	131

Embarq Corp. 8.00%, 6/1/2036	124	139

Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (b) (g)	95	91

Encompass Health Corp. 4.50%, 2/1/2028	185	190

Energizer Holdings, Inc. 4.75%, 6/15/2028 (g)	140	143

Energy Transfer LP

4.20%, 4/15/2027	5	5

Series B, (ICE LIBOR USD 3 Month + 4.16%), 6.63%, 2/15/2028 (e) (f) (h)	65	62

Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.31%), 7.13%, 5/15/2030 (e) (f) (h)	30	30

EnLink Midstream Partners LP

Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (e) (f) (h)	30	24

4.40%, 4/1/2024	19	20

4.15%, 6/1/2025	23	24

4.85%, 7/15/2026	58	61

5.60%, 4/1/2044	5	5

Entegris, Inc. 3.63%, 5/1/2029 (g)	125	125

Enterprise Products Operating LLC Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 8/16/2077 (f)	25	26

Envision Healthcare Corp. 8.75%, 10/15/2026 (g)	20	11

EOG Resources, Inc. 5.10%, 1/15/2036	3	4

EQT Corp. 6.63%, 2/1/2025 (j)	105	118

Equitable Holdings, Inc. Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.74%), 4.95%, 9/15/2025 (e) (f) (h)	5	5

Evergy, Inc. 2.90%, 9/15/2029	5	5

Exela Intermediate LLC 11.50%, 7/15/2026 (b) (g)	69	49

Exxon Mobil Corp. 4.23%, 3/19/2040	13	15

Fiserv, Inc. 3.50%, 7/1/2029	10	11

Ford Motor Credit Co. LLC

4.39%, 1/8/2026	200	216

4.54%, 8/1/2026	200	217

5.11%, 5/3/2029	275	312

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Freeport-McMoRan, Inc.

5.00%, 9/1/2027	140	146

5.45%, 3/15/2043	80	100

Frontier Communications Holdings LLC 5.88%, 11/1/2029	5	5

Gap, Inc. (The) 3.63%, 10/1/2029 (g)	50	49

Gartner, Inc. 4.50%, 7/1/2028 (g)	95	99

General Electric Co. Series D, (ICE LIBOR USD 3 Month + 3.33%), 3.53%, 3/15/2022 (e) (f) (h)	304	301

Genesis Energy LP

6.50%, 10/1/2025	5	5

6.25%, 5/15/2026	15	15

Gilead Sciences, Inc. 1.65%, 10/1/2030	16	15

Global Payments, Inc.

3.20%, 8/15/2029	10	10

2.90%, 11/15/2031	5	5

Go Daddy Operating Co. LLC 5.25%, 12/1/2027 (g)	50	52

Goldman Sachs Capital II (ICE LIBOR USD 3 Month + 0.77%), 4.00%, 2/7/2022 (e) (f) (h)	22	22

Goldman Sachs Group, Inc. (The)

Series S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.85%), 4.40%, 2/10/2025 (e) (f) (h)	5	5

Series R, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.95%, 2/10/2025 (e) (f) (h)	7	7

Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.97%), 3.80%, 5/10/2026 (e) (f) (h)	69	69

Series U, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.92%), 3.65%, 8/10/2026 (e) (f) (h)	42	42

Series V, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.95%), 4.12%, 11/10/2026 (e) (f) (h)	25	25

Series O, (ICE LIBOR USD 3 Month + 3.83%), 5.30%, 11/10/2026 (e) (f) (h)	21	23

(SOFR + 0.82%), 1.54%, 9/10/2027 (f)	10	10

(SOFR + 0.91%), 1.95%, 10/21/2027 (f)	5	5

(SOFR + 1.26%), 2.65%, 10/21/2032 (f)	5	5

Goodyear Tire & Rubber Co. (The)

5.00%, 5/31/2026	47	48

5.00%, 7/15/2029 (g)	10	11

Gray Television, Inc.

5.88%, 7/15/2026 (g)	20	21

7.00%, 5/15/2027 (g)	45	48

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Greif, Inc. 6.50%, 3/1/2027 (g)	126	131

Griffon Corp. 5.75%, 3/1/2028	95	99

Hanesbrands, Inc. 4.88%, 5/15/2026 (b) (g)	60	64

Harsco Corp. 5.75%, 7/31/2027 (g)	9	9

HCA, Inc.

5.38%, 2/1/2025	146	161

5.88%, 2/15/2026	285	321

5.63%, 9/1/2028	274	320

2.38%, 7/15/2031 (b)	10	10

Herc Holdings, Inc. 5.50%, 7/15/2027 (g)	28	29

Hertz Corp. (The) 4.63%, 12/1/2026 (g)	100	101

Hill-Rom Holdings, Inc. 4.38%, 9/15/2027 (g)	75	78

Hilton Domestic Operating Co., Inc. 4.88%, 1/15/2030	24	26

Hilton Worldwide Finance LLC 4.88%, 4/1/2027	32	33

Hologic, Inc.

4.63%, 2/1/2028 (g)	25	26

3.25%, 2/15/2029 (g)	75	75

Howmet Aerospace, Inc.

5.13%, 10/1/2024	107	116

5.90%, 2/1/2027	8	9

5.95%, 2/1/2037	34	40

Hughes Satellite Systems Corp. 6.63%, 8/1/2026	145	162

Huntington Bancshares, Inc. Series E, (ICE LIBOR USD 3 Month + 2.88%), 5.70%, 4/15/2023 (e) (f) (h)	23	23

Hyundai Capital America

1.65%, 9/17/2026 (b) (g)	5	5

2.10%, 9/15/2028 (g)	5	5

Icahn Enterprises LP

4.75%, 9/15/2024	70	73

6.38%, 12/15/2025	22	22

iHeartCommunications, Inc.

6.38%, 5/1/2026	57	59

8.38%, 5/1/2027	98	103

5.25%, 8/15/2027 (g)	18	19

ILFC E-Capital Trust I (USD Constant Maturity 30 Year + 1.55%), 3.37%, 12/21/2065 (f) (g)	100	82

Imola Merger Corp. 4.75%, 5/15/2029 (g)	110	113

Intel Corp. 2.00%, 8/12/2031	3	3

International Game Technology plc 6.50%, 2/15/2025 (g)	200	217

IQVIA, Inc. 5.00%, 5/15/2027 (g)	200	207

IRB Holding Corp. 6.75%, 2/15/2026 (g)	56	57

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Iron Mountain, Inc.

REIT, 4.88%, 9/15/2027 (g)	84	87

REIT, 5.25%, 3/15/2028 (g)	48	50

ITC Holdings Corp. 2.95%, 5/14/2030 (g)	5	5

JB Poindexter & Co., Inc. 7.13%, 4/15/2026 (g)	31	32

JBS USA LUX SA

6.50%, 4/15/2029 (g)	63	69

5.50%, 1/15/2030 (g)	42	46

Kaiser Aluminum Corp. 4.63%, 3/1/2028 (g)	80	81

Kennedy-Wilson, Inc. 4.75%, 3/1/2029	100	102

Keurig Dr Pepper, Inc. 3.20%, 5/1/2030	11	12

Kraft Heinz Foods Co. 3.75%, 4/1/2030	5	5

Kroger Co. (The) 1.70%, 1/15/2031 (b)	6	6

L3Harris Technologies, Inc. 1.80%, 1/15/2031	5	5

LABL, Inc. 6.75%, 7/15/2026 (g)	100	103

Ladder Capital Finance Holdings LLLP REIT, 5.25%, 10/1/2025 (g)	48	48

Lamar Media Corp. 4.88%, 1/15/2029	85	89

Lamb Weston Holdings, Inc. 4.13%, 1/31/2030 (g)	100	103

Lear Corp. 2.60%, 1/15/2032	5	5

Lennar Corp.

4.50%, 4/30/2024	15	16

5.88%, 11/15/2024	45	49

4.75%, 5/30/2025	5	5

5.25%, 6/1/2026	14	16

5.00%, 6/15/2027	20	23

Level 3 Financing, Inc.

5.38%, 5/1/2025	91	93

5.25%, 3/15/2026	54	55

Liberty Interactive LLC 8.25%, 2/1/2030	35	38

Live Nation Entertainment, Inc.

5.63%, 3/15/2026 (g)	33	34

6.50%, 5/15/2027 (g)	165	181

Lowe’s Cos., Inc. 3.70%, 4/15/2046	6	7

Lumen Technologies, Inc.

Series T, 5.80%, 3/15/2022	30	30

Series W, 6.75%, 12/1/2023	28	30

Series Y, 7.50%, 4/1/2024	2	2

5.63%, 4/1/2025	57	61

Series G, 6.88%, 1/15/2028	160	178

Madison IAQ LLC 4.13%, 6/30/2028 (g)	115	115

MasTec, Inc. 4.50%, 8/15/2028 (g)	95	99

Matador Resources Co. 5.88%, 9/15/2026	55	57

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Mattel, Inc. 3.15%, 3/15/2023	37	38

Mauser Packaging Solutions Holding Co. 5.50%, 4/15/2024 (g)	227	229

McDonald’s Corp. 3.70%, 2/15/2042	6	7

MDC Holdings, Inc. 2.50%, 1/15/2031	5	5

Mellon Capital IV

Series 1, (ICE LIBOR USD 3 Month + 0.57%), 4.00%, 2/7/2022 (e) (f) (h)	10	10

Series 1, (ICE LIBOR USD 3 Month + 0.57%), 4.00%, 2/7/2022 (e) (f) (h)	8	8

MetLife Capital Trust IV 7.88%, 12/15/2037 (g)	100	136

MetLife, Inc.

Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.58%), 3.85%, 9/15/2025 (e) (f) (h)	86	88

Series D, (ICE LIBOR USD 3 Month + 2.96%), 5.87%, 3/15/2028 (e) (f) (h)	44	49

6.40%, 12/15/2036	98	121

6.40%, 12/15/2036	10	12

MGM Growth Properties Operating Partnership LP

REIT, 5.75%, 2/1/2027	23	26

MGM Resorts International 4.63%, 9/1/2026	200	208

Midcontinent Communications 5.38%, 8/15/2027 (g)	17	17

Mississippi Power Co. Series 12-A, 4.25%, 3/15/2042	10	11

Mondelez International, Inc. 1.50%, 2/4/2031 (b)	6	6

Morgan Stanley

Series H, (ICE LIBOR USD 3 Month + 3.61%), 3.73%, 1/18/2022 (e) (f) (h)	239	239

Series N, (ICE LIBOR USD 3 Month + 3.16%), 5.30%, 12/15/2025 (e) (f) (h)	8	8

Series M, (ICE LIBOR USD 3 Month + 4.44%), 5.87%, 9/15/2026 (e) (f) (h)	18	20

(SOFR + 0.86%), 1.51%, 7/20/2027 (f)	20	20

Mozart Debt Merger Sub, Inc. 3.88%, 4/1/2029 (g)	100	100

MPLX LP 4.50%, 4/15/2038	3	3

National Rural Utilities Cooperative Finance Corp. (ICE LIBOR USD 3 Month + 3.63%), 5.25%, 4/20/2046 (f)	20	21

Nationstar Mortgage Holdings, Inc. 6.00%, 1/15/2027 (g)	95	99

NCR Corp.

5.75%, 9/1/2027 (g)	25	26

6.13%, 9/1/2029 (g)	105	112

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Netflix, Inc.

5.88%, 2/15/2025	100	112

4.88%, 4/15/2028	20	23

5.88%, 11/15/2028	60	72

5.38%, 11/15/2029 (g)	15	18

4.88%, 6/15/2030 (g)	15	18

New Albertsons LP

7.75%, 6/15/2026	5	6

6.63%, 6/1/2028	15	16

7.45%, 8/1/2029	21	24

8.00%, 5/1/2031	80	98

Newell Brands, Inc. 4.70%, 4/1/2026 (j)	150	164

Nexstar Media, Inc.

5.63%, 7/15/2027 (g)	43	45

4.75%, 11/1/2028 (g)	55	56

NextEra Energy Capital Holdings, Inc.

(ICE LIBOR USD 3 Month + 2.07%), 2.20%, 10/1/2066 (f)	47	44

(ICE LIBOR USD 3 Month + 2.13%), 2.33%, 6/15/2067 (f)	64	59

(ICE LIBOR USD 3 Month + 3.16%), 5.65%, 5/1/2079 (f)	28	32

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.55%), 3.80%, 3/15/2082 (f)	50	51

NextEra Energy Operating Partners LP

4.25%, 7/15/2024 (g)	23	24

4.25%, 9/15/2024 (g)	4	4

4.50%, 9/15/2027 (g)	8	9

Nielsen Co. Luxembourg SARL (The) 5.00%, 2/1/2025 (g)	10	10

NiSource, Inc.

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.84%), 5.65%, 6/15/2023 (e) (f) (h)	62	64

1.70%, 2/15/2031	5	4

Nissan Motor Acceptance Co. LLC

1.85%, 9/16/2026 (g)	5	5

2.45%, 9/15/2028 (g)	10	10

Norfolk Southern Corp. 2.30%, 5/15/2031	3	3

Northrop Grumman Corp. 5.15%, 5/1/2040	13	17

NRG Energy, Inc.

6.63%, 1/15/2027	3	3

5.75%, 1/15/2028	12	13

5.25%, 6/15/2029 (g)	136	146

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Nuance Communications, Inc. 5.63%, 12/15/2026	59	61

NuStar Logistics LP

6.00%, 6/1/2026	12	13

5.63%, 4/28/2027	30	32

Occidental Petroleum Corp. 8.88%, 7/15/2030	115	155

Oceaneering International, Inc. 6.00%, 2/1/2028	14	14

ON Semiconductor Corp. 3.88%, 9/1/2028 (g)	85	87

OneMain Finance Corp.

5.63%, 3/15/2023	27	28

6.13%, 3/15/2024	20	21

6.88%, 3/15/2025	45	50

7.13%, 3/15/2026	52	60

6.63%, 1/15/2028	33	37

Oracle Corp.

3.90%, 5/15/2035	7	8

3.85%, 7/15/2036	2	2

Outfront Media Capital LLC 5.00%, 8/15/2027 (g)	15	15

Pactiv Evergreen Group Issuer, Inc. 4.00%, 10/15/2027 (g)	200	194

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (g)	12	12

PBF Logistics LP 6.88%, 5/15/2023 (b)	7	7

Performance Food Group, Inc. 5.50%, 10/15/2027 (g)	20	21

PG&E Corp. 5.00%, 7/1/2028	110	116

Philip Morris International, Inc. 3.38%, 8/15/2029	10	11

Pilgrim’s Pride Corp. 5.88%, 9/30/2027 (g)	39	41

Plains All American Pipeline LP Series B, (ICE LIBOR USD 3 Month + 4.11%), 6.13%, 11/15/2022 (e) (f) (h)	33	28

PNC Financial Services Group, Inc. (The)

Series O, (ICE LIBOR USD 3 Month + 3.68%), 3.81%, 5/1/2022 (e) (f) (h)	68	68

Series R, (ICE LIBOR USD 3 Month + 3.04%), 4.85%, 6/1/2023 (e) (f) (h)	64	65

Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.60%), 3.40%, 9/15/2026 (e) (f) (h)	110	108

Series S, (ICE LIBOR USD 3 Month + 3.30%), 5.00%, 11/1/2026 (e) (f) (h)	39	42

Post Holdings, Inc.

5.75%, 3/1/2027 (g)	20	21

5.50%, 12/15/2029 (g)	140	147

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

PPL Capital Funding, Inc. Series A, (ICE LIBOR USD 3 Month + 2.67%), 2.88%, 3/30/2067 (f)	97	91

Prime Security Services Borrower LLC

5.75%, 4/15/2026 (g)	80	86

3.38%, 8/31/2027 (g)	25	24

Progressive Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.54%), 5.38%, 3/15/2023 (e) (f) (h)	53	54

Prudential Financial, Inc. (ICE LIBOR USD 3 Month + 3.92%), 5.63%, 6/15/2043 (f)	171	178

Public Service Co. of Oklahoma Series J, 2.20%, 8/15/2031	10	10

Radian Group, Inc.

4.50%, 10/1/2024	40	42

4.88%, 3/15/2027	12	13

Range Resources Corp. 4.88%, 5/15/2025	85	88

Raytheon Technologies Corp. 4.15%, 5/15/2045	10	12

Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	13	12

RHP Hotel Properties LP REIT, 4.75%, 10/15/2027	98	100

Rite Aid Corp. 8.00%, 11/15/2026 (g)	140	143

Royal Caribbean Cruises Ltd. 11.50%, 6/1/2025 (g)	67	75

Royalty Pharma plc 2.15%, 9/2/2031	6	6

Sabre GLBL, Inc. 9.25%, 4/15/2025 (g)	110	124

Scientific Games International, Inc. 5.00%, 10/15/2025 (g)	156	161

Scotts Miracle-Gro Co. (The) 5.25%, 12/15/2026	125	128

Seagate HDD Cayman 4.88%, 6/1/2027	95	104

Sealed Air Corp. 5.13%, 12/1/2024 (g)	20	21

Sempra Energy

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.55%), 4.88%, 10/15/2025 (e) (f) (h)	105	112

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.87%), 4.12%, 4/1/2052 (f)	71	72

Sensata Technologies BV

4.88%, 10/15/2023 (g)	15	16

5.63%, 11/1/2024 (g)	125	137

5.00%, 10/1/2025 (g)	30	33

Service Corp. International

4.63%, 12/15/2027	12	13

5.13%, 6/1/2029	5	5

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	15	16

Sinclair Television Group, Inc. 5.88%, 3/15/2026 (g)	50	51

Sirius XM Radio, Inc.

5.00%, 8/1/2027 (g)	53	55

5.50%, 7/1/2029 (g)	161	174

Six Flags Entertainment Corp.

4.88%, 7/31/2024 (g)	12	12

5.50%, 4/15/2027 (g)	102	106

SM Energy Co.

6.75%, 9/15/2026 (b)	12	12

6.63%, 1/15/2027	16	17

Southern California Edison Co. Series E, (ICE LIBOR USD 3 Month + 4.20%), 6.25%, 2/7/2022 (e) (f) (h)	12	12

Southwestern Energy Co. 7.75%, 10/1/2027	135	146

Spectrum Brands, Inc.

5.75%, 7/15/2025	8	8

5.00%, 10/1/2029 (g)	31	33

Sprint Capital Corp. 8.75%, 3/15/2032	197	295

Sprint Corp.

7.88%, 9/15/2023	227	250

7.13%, 6/15/2024	71	80

7.63%, 2/15/2025	194	223

7.63%, 3/1/2026	39	47

SS&C Technologies, Inc. 5.50%, 9/30/2027 (g)	93	97

Standard Industries, Inc.

5.00%, 2/15/2027 (g)	18	19

4.75%, 1/15/2028 (g)	77	79

Stanley Black & Decker, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.66%), 4.00%, 3/15/2060 (f)	10	10

Staples, Inc.

7.50%, 4/15/2026 (g)	95	98

10.75%, 4/15/2027 (b) (g)	85	80

Starbucks Corp. 2.55%, 11/15/2030	13	13

State Street Corp.

Series F, (ICE LIBOR USD 3 Month + 3.60%), 3.80%, 3/15/2022 (e) (f) (h)	25	25

Series H, (ICE LIBOR USD 3 Month + 2.54%), 5.63%, 12/15/2023 (e) (f) (h)	31	32

Steel Dynamics, Inc. 5.00%, 12/15/2026	15	15

Stericycle, Inc. 3.88%, 1/15/2029 (g)	150	148

Summit Materials LLC 6.50%, 3/15/2027 (g)	45	47

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Sunoco LP

6.00%, 4/15/2027	71	74

5.88%, 3/15/2028	3	3

SVB Financial Group

Series C, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.20%), 4.00%, 5/15/2026 (e) (f) (h)	100	101

Series D, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.07%), 4.25%, 11/15/2026 (e) (f) (h)	35	35

Sysco Corp.

3.25%, 7/15/2027	15	16

2.40%, 2/15/2030	6	6

Tallgrass Energy Partners LP 5.50%, 1/15/2028 (g)	5	5

Targa Resources Partners LP

5.88%, 4/15/2026	82	85

6.50%, 7/15/2027	191	205

Team Health Holdings, Inc. 6.38%, 2/1/2025 (b) (g)	85	80

Tempur Sealy International, Inc. 4.00%, 4/15/2029 (g)	150	153

Tenet Healthcare Corp.

4.63%, 7/15/2024	29	29

4.63%, 9/1/2024 (g)	11	11

4.88%, 1/1/2026 (g)	163	168

6.25%, 2/1/2027 (g)	30	31

5.13%, 11/1/2027 (g)	189	197

TerraForm Power Operating LLC

4.25%, 1/31/2023 (g)	15	15

5.00%, 1/31/2028 (g)	29	31

Thermo Fisher Scientific, Inc. 2.00%, 10/15/2031	10	10

T-Mobile USA, Inc.

4.75%, 2/1/2028	93	98

2.25%, 11/15/2031	10	9

4.38%, 4/15/2040	6	7

3.00%, 2/15/2041	6	6

TransDigm, Inc. 6.25%, 3/15/2026 (g)	184	191

Transocean Pontus Ltd. 6.13%, 8/1/2025 (g)	31	31

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (g)	50	48

Transocean Proteus Ltd. 6.25%, 12/1/2024 (g)	17	17

Travel + Leisure Co.

5.65%, 4/1/2024 (j)	17	18

6.60%, 10/1/2025 (j)	16	18

6.00%, 4/1/2027 (j)	25	27

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

United States — continued

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (g)	52	53

Truist Financial Corp.

Series P, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.61%), 4.95%, 9/1/2025 (e) (f) (h)	13	14

Series M, (ICE LIBOR USD 3 Month + 2.79%), 5.12%, 12/15/2027 (e) (f) (h)	16	17

Series Q, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 4.35%), 5.10%, 3/1/2030 (e) (f) (h)	138	154

Uber Technologies, Inc. 7.50%, 5/15/2025 (g)	65	68

UDR, Inc. REIT, 3.20%, 1/15/2030	5	5

Union Pacific Corp. 3.70%, 3/1/2029	10	11

United Airlines Holdings, Inc.

5.00%, 2/1/2024	33	34

4.88%, 1/15/2025 (b)	28	29

United Airlines, Inc. 4.38%, 4/15/2026 (g)	70	73

United Rentals North America, Inc.

5.50%, 5/15/2027	10	11

4.88%, 1/15/2028	240	252

Universal Health Services, Inc. 2.65%, 1/15/2032 (g)	10	10

US Bancorp

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.54%), 3.70%, 1/15/2027 (e) (f) (h)	60	60

Series J, (ICE LIBOR USD 3 Month + 2.91%), 5.30%, 4/15/2027 (e) (f) (h)	8	9

Ventas Realty LP REIT, 4.00%, 3/1/2028	5	6

Verizon Communications, Inc.

4.40%, 11/1/2034	13	15

4.27%, 1/15/2036	16	19

3.85%, 11/1/2042	3	3

ViacomCBS, Inc.

4.20%, 5/19/2032	6	7

(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (f)	39	39

(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (f)	103	116

VICI Properties LP REIT, 4.25%, 12/1/2026 (g)	75	78

Vistra Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.74%), 7.00%, 12/15/2026 (e) (f) (g) (h)	14	14

Vistra Operations Co. LLC

5.50%, 9/1/2026 (g)	20	21

5.63%, 2/15/2027 (g)	130	134

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

United States — continued

Weekley Homes LLC 4.88%, 9/15/2028 (g)	100		103

Wells Fargo & Co.

Series S, (ICE LIBOR USD 3 Month + 3.11%), 5.90%, 6/15/2024 (e) (f) (h)	43		45

Series U, (ICE LIBOR USD 3 Month + 3.99%), 5.87%, 6/15/2025 (e) (f) (h)	18		20

Series BB, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026 (e) (f) (h)	335		344

WESCO Distribution, Inc.

7.13%, 6/15/2025 (g)	40		42

7.25%, 6/15/2028 (g)	125		137

Western Digital Corp. 4.75%, 2/15/2026	74		81

Western Midstream Operating LP 4.75%, 8/15/2028	135		149

William Carter Co. (The) 5.63%, 3/15/2027 (g)	73		75

WP Carey, Inc. REIT, 2.40%, 2/1/2031	5		5

Wynn Las Vegas LLC 5.50%, 3/1/2025 (g)	35		36

Wynn Resorts Finance LLC 5.13%, 10/1/2029 (g)	224		227

Xerox Corp. 4.38%, 3/15/2023 (j)	45		46

XPO Logistics, Inc. 6.25%, 5/1/2025 (g)	65		68

Yum! Brands, Inc. 4.75%, 1/15/2030 (g)	24		26

Zayo Group Holdings, Inc. 4.00%, 3/1/2027 (g)	140		138

Zimmer Biomet Holdings, Inc. 2.60%, 11/24/2031	5		5

Zoetis, Inc. 2.00%, 5/15/2030	6		6

			32,918

Total Corporate Bonds (Cost $37,384)			38,211

Equity-Linked Notes — 10.0%

Canada — 3.0%

National Bank of Canada, ELN, 6.50%, 3/3/2022, (linked to Russell 2000 Index) (g)	—	(a)	1,045

National Bank of Canada, ELN, 7.50%, 3/30/2022, (linked to Russell 2000 Index) (g)	1		1,130

Royal Bank of Canada, ELN, 7.50%, 4/20/2022, (linked to Russell 2000 Index) (c)	1		1,127

			3,302

France — 2.0%

BNP Paribas, ELN, 6.00%, 1/26/2022, (linked to Russell 2000 Index) (c)	—	(a)	1,111

BNP Paribas, ELN, 7.00%, 2/3/2022, (linked to Russell 2000 Index) (c)	—	(a)	1,119

			2,230

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Equity-Linked Notes — continued

Switzerland — 3.1%

Credit Suisse AG, ELN, 7.00%, 1/26/2022, (linked to Russell 2000 Index) (g)	1		2,274

UBS AG, ELN, 7.50%, 5/4/2022, (linked to Russell 2000 Index) (c)	1		1,139

			3,413

United Kingdom — 1.9%

Barclays Bank plc, ELN, 6.50%, 3/23/2022, (linked to Russell 2000 Index) (c)	—	(a)	1,052

Barclays Bank plc, ELN, 7.00%, 4/5/2022, (linked to Russell 2000 Index) (c)	—	(a)	1,104

			2,156

Total Equity-Linked Notes (Cost $10,985)			11,101

	SHARES (000)
Exchange-Traded Funds — 5.6%

United States — 5.6%

JPMorgan High Yield Research Enhanced ETF (l)	87		4,505

JPMorgan Equity Premium Income ETF (l)	26		1,653

Total Exchange-Traded Funds (Cost $6,136)			6,158

Investment Companies — 4.5%

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (l)	282		2,160

JPMorgan Equity Income Fund Class R6 Shares (l)	71		1,696

JPMorgan Floating Rate Income Fund Class R6 Shares (l)	124		1,108

Total Investment Companies (Cost $4,349)			4,964

	PRINCIPAL AMOUNT ($000)
Commercial Mortgage-Backed Securities—2.2%

United States — 2.2%

BANK Series 2017-BNK7, Class D, 2.71%, 9/15/2060 ‡ (g)	100		88

Benchmark Mortgage Trust Series 2019-B11, Class D, 3.00%, 5/15/2052 ‡ (g)	100		90

BX Commercial Mortgage Trust Series 2020-VIV2, Class C, 3.54%, 3/9/2044 ‡ (g) (m)	106		107

Citigroup Commercial Mortgage Trust

Series 2012-GC8, Class D, 4.88%, 9/10/2045 ‡ (g) (m)	100		92

Series 2016-P6, Class D, 3.25%, 12/10/2049 ‡ (g)	20		17

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2017-P7, Class D, 3.25%, 4/14/2050 ‡ (g)	23	19

Series 2017-P7, Class B, 4.14%, 4/14/2050 ‡ (m)	10	10

COMM Mortgage Trust Series 2016-CR28, Class C, 4.64%, 2/10/2049 ‡ (m)	100	106

CSAIL Commercial Mortgage Trust Series 2019-C15, Class C, 4.99%, 3/15/2052‡ (m)	100	109

DBGS Mortgage Trust Series 2018-5BP, Class B, 1.09%, 6/15/2033 ‡ (g) (m)	100	99

FHLMC Multiclass Certificates Series 2020-RR05, Class X, IO, 2.01%, 1/27/2029	160	20

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K734, Class X3, IO, 2.17%, 7/25/2026 (m)	120	10

Series Q012, Class X, IO, 4.17%, 9/25/2035 (m)	470	113

Series K716, Class X3, IO, 4.89%, 8/25/2042 (m)	2	—	(a)

Series K726, Class X3, IO, 2.14%, 7/25/2044 (m)	151	7

Series K729, Class X3, IO, 1.97%, 11/25/2044 (m)	1,212	60

Series K728, Class X3, IO, 1.95%, 11/25/2045 (m)	100	5

Series K071, Class X3, IO, 2.01%, 11/25/2045 (m)	700	74

Series K088, Class X3, IO, 2.35%, 2/25/2047 (m)	555	82

Series K108, Class X3, IO, 3.49%, 4/25/2048 (m)	400	97

FREMF Series 2018-KF46, Class B, 2.04%, 3/25/2028 (g) (m)	4	4

FREMF Mortgage Trust

Series 2015-KF10, Class B, 6.19%, 7/25/2022 (g) (m)	3	3

Series 2017-KF31, Class B, 2.99%, 4/25/2024 (g) (m)	4	4

Series 2017-KF32, Class B, 2.64%, 5/25/2024 (g) (m)	27	27

Series 2018-KF45, Class B, 2.04%, 3/25/2025 (g) (m)	7	7

Series 2018-KF47, Class B, 2.09%, 5/25/2025 (g) (m)	21	21

Series 2018-KC02, Class B, 4.09%, 7/25/2025 (g) (m)	25	25

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities— continued

United States — continued

Series 2018-KF53, Class B, 2.14%, 10/25/2025 (m)	38	37

Series 2019-KC03, Class B, 4.37%, 1/25/2026 (g) (m)	25	26

Series 2019-KF62, Class B, 2.14%, 4/25/2026 (g) (m)	12	12

Series 2018-KF43, Class B, 2.24%, 1/25/2028 (g) (m)	27	27

Series 2018-KF50, Class B, 1.99%, 7/25/2028 (g) (m)	4	4

Series 2018-K82, Class B, 4.13%, 9/25/2028 (g) (m)	50	55

Series 2019-KF63, Class B, 2.44%, 5/25/2029 (g) (m)	18	18

Series 2012-K19, Class C, 4.01%, 5/25/2045 (g) (m)	10	10

Series 2017-K67, Class C, 3.94%, 9/25/2049 (g) (m)	5	5

Series 2017-K65, Class B, 4.07%, 7/25/2050 (g) (m)	75	82

Series 2018-K75, Class B, 3.97%, 4/25/2051 (g) (m)	10	11

Series 2020-K737, Class B, 3.30%, 1/25/2053 (g) (m)	100	105

Series 2020-K737, Class C, 3.30%, 1/25/2053 (g) (m)	145	149

GNMA

Series 2016-71, Class QI, IO, 0.91%, 11/16/2057 (m)	144	7

Series 2020-14, IO, 0.63%, 2/16/2062 (m)	722	44

Series 2020-23, IO, 0.70%, 4/16/2062 (m)	193	12

Jackson Park Trust

Series 2019-LIC, Class E, 3.24%, 10/14/2039 ‡ (g) (m)	100	91

Series 2019-LIC, Class F, 3.24%, 10/14/2039 ‡ (g) (m)	100	87

JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-JP1, Class E, 4.22%, 1/15/2049 ‡ (g) (m)	100	86

LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (m)	20	9

Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C31, Class B, 3.88%, 11/15/2049 ‡ (m)	50	52

Morgan Stanley Capital I Trust

Series 2018-MP, Class D, 4.28%, 7/11/2040 ‡ (g) (m)	10	10

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2020-HR8, Class XA, IO, 1.84%, 7/15/2053 (m)	996	130

Total Commercial Mortgage-Backed Securities (Cost $2,378)		2,365

Collateralized Mortgage Obligations — 1.2%

United States — 1.2%

Banc of America Funding Trust Series 2006-A, Class 1A1, 2.60%, 2/20/2036 (m)	9	9

Bear Stearns ARM Trust Series 2004-9, Class 22A1, 2.73%, 11/25/2034 (m)	47	47

Citigroup Mortgage Loan Trust, Inc. Series 2005-6, Class A1, 2.19%, 9/25/2035 (m)	20	21

Connecticut Avenue Securities Trust Series 2019-R06, Class 2M2, 2.20%, 9/25/2039 ‡ (g) (m)	25	25

FHLMC, REMIC

Series 4703, Class SA, IF, IO, 6.04%, 7/15/2047 (m)	222	40

Series 4937, Class MS, IF, IO, 5.95%, 12/25/2049 (m)	152	27

Series 4839, Class WS, IF, IO, 5.99%, 8/15/2056 (m)	146	30

FHLMC, STRIPS

Series 311, Class S1, IF, IO, 5.84%, 8/15/2043 (m)	489	82

Series 316, Class S7, IF, IO, 5.99%, 11/15/2043 (m)	211	38

Series 356, Class S5, IF, IO, 5.89%, 9/15/2047 (m)	267	49

FNMA, REMIC

Series 2012-75, Class DS, IF, IO, 5.85%, 7/25/2042 (m)	176	30

Series 2016-1, Class SJ, IF, IO, 6.05%, 2/25/2046 (m)	110	21

Series 2018-67, Class SN, IF, IO, 6.10%, 9/25/2048 (m)	367	72

Series 2018-73, Class SC, IF, IO, 6.10%, 10/25/2048 (m)	215	37

GNMA

Series 2017-67, Class ST, IF, IO, 6.10%, 5/20/2047 (m)	163	32

Series 2017-112, Class S, IF, IO, 6.10%, 7/20/2047 (m)	135	25

Series 2018-36, Class SG, IF, IO, 6.10%, 3/20/2048 (m)	76	16

Series 2019-22, Class SM, IF, IO, 5.95%, 2/20/2049 (m)	201	38

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations— continued

United States — continued

Series 2019-42, Class SJ, IF, IO, 5.95%, 4/20/2049 (m)	169		25

Impac CMB Trust

Series 2004-6, Class 1A2, 0.88%, 10/25/2034 (m)	22		22

Series 2004-7, Class 1A2, 1.02%, 11/25/2034 (m)	38		39

Series 2005-8, Class 1AM, 0.80%, 2/25/2036 (m)	70		68

MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, 2.62%, 4/21/2034 (m)	10		10

Merrill Lynch Mortgage Investors Trust Series 2007-1, Class 4A3, 2.25%, 1/25/2037 (m)	—	(a)	—	(a)

Morgan Stanley Mortgage Loan Trust Series 2004-5AR, Class 4A, 2.58%, 7/25/2034 (m)	—	(a)	—	(a)

New Residential Mortgage Loan Trust Series 2019-NQM4, Class M1, 2.99%, 9/25/2059 ‡ (g) (m)	239		239

Structured Adjustable Rate Mortgage Loan Trust Series 2007-9, Class 1A1, 1.75%, 10/25/2037 (m)	236		243

WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR5, Class A6, 2.83%, 5/25/2035 (m)	13		14

Total Collateralized Mortgage Obligations (Cost $1,297)			1,299

	SHARES (000)
Preferred Stocks — 0.6%

United States — 0.6%

Allstate Corp. (The), Series H, 5.10%, 10/15/2024 ($25 par value) (n)	1		35

Bank of America Corp.,

Series GG, 6.00%, 5/16/2023 ($25 par value) (n)	1		19

Series HH, 5.88%, 7/24/2023 ($25 par value) (n)	1		18

Series KK, 5.38%, 6/25/2024 ($25 par value) (n)	1		20

Series LL, 5.00%, 9/17/2024 ($25 par value) (n)	1		20

Energy Transfer LP, Series E, (ICE LIBOR USD 3 Month + 5.16%), 7.60%, 5/15/2024 (f) (n)	2		41

MetLife, Inc., Series F, 4.75%, 3/15/2025 ($25 par value) (n)	1		17

INVESTMENTS	SHARES (000)		VALUE ($000)

United States — continued

Morgan Stanley,

Series K, (ICE LIBOR USD 3 Month + 3.49%), 5.85%, 4/15/2027 ($25 par value) (f) (n)	2		72

Series L, 4.88%, 1/15/2025 ($25 par value) (n)	—	(a)	5

MYT Holding LLC, Series A, 10.00%, 6/6/2029 ‡	7		8

NextEra Energy Capital Holdings, Inc., Series N, 5.65%, 3/1/2079 ($25 par value)	1		17

Northern Trust Corp., Series E, 4.70%, 1/1/2025 ($25 par value) (n)	—	(a)	12

Public Storage, Series L, , REIT4.63%, 6/17/2025 ($25 par value) (n)	1		14

Regions Financial Corp., Series C, (ICE LIBOR USD 3 Month + 3.15%), 5.70%, 5/15/2029 ($25 par value) (f) (n)	—	(a)	7

SCE Trust VI, 5.00%, 6/26/2022 ($25 par value) (n)	4		98

Sempra Energy, 5.75%, 7/1/2079 ($25 par value)	—	(a)	3

Southern Co. (The), Series 2020, 4.95%, 1/30/2080 ($25 par value)	1		27

State Street Corp., Series G, (ICE LIBOR USD 3 Month + 3.71%), 5.35%, 3/15/2026 ($25 par value) (f) (n)	—	(a)	11

Truist Financial Corp., Series R, 4.75%, 9/1/2025 ($25 par value) (n)	1		21

US Bancorp, Series K, 5.50%, 10/15/2023 ($25 par value) (n)	—	(a)	9

Wells Fargo & Co.,

Series AA, 4.70%, 12/15/2025 ($25 par value) (n)	—	(a)	5

Series Y, 5.63%, 6/15/2022 ($25 par value) (n)	1		32

Series Z, 4.75%, 3/15/2025 ($25 par value) (n)	5		137

Total Preferred Stocks (Cost $614)			648

	PRINCIPAL AMOUNT ($000)
Mortgage-Backed Securities — 0.4%

United States — 0.4%

FNMA UMBS, 30 Year

Pool # MA4306, 2.50%, 4/1/2051	45		46

Pool # MA4356, 2.50%, 6/1/2051	19		19

Pool # MA4398, 2.00%, 8/1/2051	334		333

Pool # MA4465, 2.00%, 11/1/2051	10		10

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	25

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

United States — continued

GNMA II, 30 Year

Pool # MA7534, 2.50%, 8/20/2051	59	60

Total Mortgage-Backed Securities (Cost $473)		468

U.S. Treasury Obligations — 0.4%

U.S. Treasury Notes

1.38%, 1/31/2022 (o) (Cost $462)	461	461

Asset-Backed Securities — 0.4%

United States — 0.4%

Bear Stearns Asset-Backed Securities Trust Series 2004-HE5, Class M2, 1.98%, 7/25/2034 ‡ (m)	7	7

Exeter Automobile Receivables Trust Series 2018-2A, Class E, 5.33%, 5/15/2025 (g)	120	125

GSAMP Trust Series 2003-SEA, Class A1, 0.90%, 2/25/2033 ‡ (m)	96	93

Morgan Stanley ABS Capital I, Inc. Trust

Series 2003-SD1, Class M1, 2.35%, 3/25/2033 ‡ (m)	69	69

Series 2003-NC10, Class M1, 1.12%, 10/25/2033 ‡ (m)	15	15

Prestige Auto Receivables Trust Series 2018-1A, Class D, 4.14%, 10/15/2024 (g)	10	10

Securitized Asset-Backed Receivables LLC Trust Series 2004-OP2, Class M3, 2.13%, 8/25/2034 ‡ (m)	79	78

Westlake Automobile Receivables Trust Series 2019-1A, Class E, 4.49%, 7/15/2024 (g)	50	52

Total Asset-Backed Securities (Cost $431)		449

Loan Assignments — 0.3% (p)

United States — 0.3%

American Axle & Manufacturing, Inc., Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 3.00%, 4/6/2024 (f)	6	6

Axalta Dupont PC, Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 1.97%, 6/1/2024 (f)	21	21

CenturyLink, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 2.35%, 3/15/2027 (f)	8	7

Golden Nugget, Inc., 1st Lien Term Loan B ((ICE LIBOR USD 1 Month + 2.50%; ICE LIBOR USD 3 Month + 2.50%)), 3.25%, 10/4/2023 (f)	48	48

JBS USA LUX SA, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 2.10%, 5/1/2026 (f)	33	33

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

United States — continued

Nexstar Broadcasting, Inc., Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 2.60%, 9/18/2026 (f)	43		43

UFC Holdings LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 3 Month + 2.75%), 3.50%, 4/29/2026 (f)	39		39

Valeant Pharmaceuticals International, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.10%, 6/2/2025 (f)	67		67

WMG Acquisition Corp., Term Loan G (ICE LIBOR USD 1 Month + 2.13%), 2.23%, 1/20/2028 (f)	31		31

			295

Total Loan Assignments (Cost $295)			295

	NO. OF WARRANTS (000)
Warrants — 0.0% (d)

United Kingdom — 0.0% (d)

Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD * ‡	—	(a)	3

United States — 0.0% (d)

Chesapeake Energy Corp.

expiring 2/9/2026, price 27.27 USD *	—	(a)	9

expiring 2/9/2026, price 31.71 USD *	—	(a)	8

expiring 2/9/2026, price 35.71 USD *	—	(a)	4

Windstream Holdings, Inc.expiring 12/31/2049, price 10.75 USD * ‡	—	(a)	1

			22

Total Warrants (Cost $—)			25

	PRINCIPAL AMOUNT ($000)
Convertible Bonds — 0.0% (d)

United States — 0.0% (d)

Liberty Interactive LLC

4.00%, 11/15/2029	3		2

3.75%, 2/15/2030	2		2

			4

Total Convertible Bonds (Cost $4)			4

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.5%

Investment Companies — 1.6%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (l) (q)	1,323	1,323

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (l) (q)	461	462

Total Investment Companies (Cost $1,785)		1,785

Investment of Cash Collateral from Securities Loaned — 0.9%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (l) (q)	200	200

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (l) (q)	820	820

Total Investment of Cash Collateral from Securities Loaned (Cost $1,020)		1,020

Total Short-Term Investments (Cost $2,805)		2,805

Total Investments — 100.2% (Cost $101,930)		110,882
Liabilities in Excess of Other Assets — (0.2)%		(208)

NET ASSETS — 100.0%		110,674

Percentages indicated are based on net assets.

Summary of Investments by Industry, December 31, 2021

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Equity-Linked Notes	10.0%

Banks	6.8

Exchange-Traded Fund	5.6

Equity Real Estate Investment Trusts (REITs)	5.1

Oil, Gas & Consumable Fuels	4.9

Diversified Telecommunication Services	4.0

Electric Utilities	3.5

Pharmaceuticals	3.4

Fixed Income	2.9

Insurance	2.8

Capital Markets	2.8

Media	2.6

Health Care Providers & Services	2.4

Commercial Mortgage-Backed Securities	2.1

Hotels, Restaurants & Leisure	1.9

Food Products	1.8

Semiconductors & Semiconductor Equipment	1.8

Metals & Mining	1.7

U.S. Equity	1.5

Multi-Utilities	1.5

Wireless Telecommunication Services	1.4

Chemicals	1.3

Technology Hardware, Storage & Peripherals	1.3

Consumer Finance	1.2

Containers & Packaging	1.2

Collateralized Mortgage Obligations	1.2

Household Durables	1.1

Commercial Services & Supplies	1.0

Others (each less than 1.0%)	18.7

Short-Term Investments	2.5

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	27

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

Abbreviations

ABS	Asset-Backed Securities
ADR	American Depositary Receipt
CVA	Dutch Certification
ELN	Equity-Linked Note
ETF	Exchange-Traded Fund
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of December 31, 2021. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
RTS	Russian Trading System
SCA	Limited partnership with share capital
SGPS	Holding company
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Amount rounds to less than one thousand.
(b)	The security or a portion of this security is on loan at December 31, 2021. The total value of securities on loan at December 31, 2021 is $977.

(c)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(d)	Amount rounds to less than 0.1% of net assets.
(e)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2021.
(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2021.
(g)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
(h)	Security is an interest bearing note with preferred security characteristics.
(i)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(j)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of December 31, 2021.
(k)	Defaulted security.
(l)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(m)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2021.
(n)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is in effect as of December 31, 2021.
(o)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(p)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(q)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

U.S. Treasury 10 Year Note	106	03/2022	USD	13,815	120

Short Contracts

Russell 2000 E-Mini Index	(18)	03/2022	USD	(2,018)	(59)

S&P 500 E-Mini Index	(4)	03/2022	USD	(952)	(20)

					(79)

					41

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	29

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021

(Amounts in thousands, except per share amounts)

	JPMorgan Insurance Trust Income Builder Portfolio
ASSETS:
Investments in non-affiliates, at value	$96,955
Investments in affiliates, at value	12,907
Investment of cash collateral received from securities loaned, at value (See Note 2.E.)	1,020
Cash	248
Foreign currency, at value	12
Receivables:
Investment securities sold	61
Investment securities sold — delayed delivery securities	20
Portfolio shares sold	2
Interest from non-affiliates	570
Dividends from non-affiliates	85
Dividends from affiliates	29
Tax reclaims	49
Securities lending income (See Note 2.E.)	—	(a)

Total Assets	111,958

LIABILITIES:
Payables:
Investment securities purchased	59
Collateral received on securities loaned (See Note 2.E.)	1,020
Portfolio shares redeemed	5
Variation margin on futures contracts	2
Accrued liabilities:
Investment advisory fees	11
Distribution fees	19
Custodian and accounting fees	93
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	75

Total Liabilities	1,284

Net Assets	$110,674

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

JPMorgan Insurance Trust Income Builder Portfolio
NET ASSETS:
Paid-in-Capital	$96,238
Total distributable earnings (loss)	14,436

Total Net Assets	$110,674

Net Assets:
Class 1	$21,470
Class 2	89,204

Total	$110,674

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	1,803
Class 2	7,524

Net Asset Value (a):
Class 1 — Offering and redemption price per share	$11.91
Class 2 — Offering and redemption price per share	11.86
Cost of investments in non-affiliates	$88,640
Cost of investments in affiliates	12,270
Cost of foreign currency	2
Investment securities on loan, at value (See Note 2.E.)	977
Cost of investment of cash collateral (See Note 2.E.)	1,020

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	31

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

(Amounts in thousands)

JPMorgan Insurance Trust Income Builder Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$2,396
Dividend income from non-affiliates	1,603
Dividend income from affiliates	257
Income from securities lending (net) (See Note 2.E.)	4
Foreign taxes withheld (net)	(110)

Total investment income	4,150

EXPENSES:
Investment advisory fees	449
Administration fees	80
Distribution fees:
Class 2	215
Custodian and accounting fees	260
Interest expense to affiliates	— (a)
Professional fees	99
Trustees’ and Chief Compliance Officer’s fees	25
Printing and mailing costs	30
Transfer agency fees (See Note 2.L.)	— (a)
Other	12

Total expenses	1,170

Less fees waived	(318)
Less expense reimbursements	— (a)

Net expenses	852

Net investment income (loss)	3,298

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	3,632
Investments in affiliates	669
Futures contracts	(1,347)
Foreign currency transactions	(4)

Net realized gain (loss)	2,950

Distributions of capital gains received from investment company affiliates	30

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	2,305
Investments in affiliates	(264)
Futures contracts	95
Foreign currency translations	(7)

Change in net unrealized appreciation/depreciation	2,129

Net realized/unrealized gains (losses)	5,109

Change in net assets resulting from operations	$8,407

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Insurance Trust Income Builder Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,298	$2,815
Net realized gain (loss)	2,950	269
Distributions of capital gains received from investment company affiliates	30	— (a)
Change in net unrealized appreciation/depreciation	2,129	1,538

Change in net assets resulting from operations	8,407	4,622

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(664)	(495)
Class 2	(2,555)	(2,485)

Total distributions to shareholders	(3,219)	(2,980)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	5,626	7,628

NET ASSETS:
Change in net assets	10,814	9,270
Beginning of period	99,860	90,590

End of period	$110,674	$99,860

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$804	$4,684
Distributions reinvested	664	495
Cost of shares redeemed	(705)	(630)

Change in net assets resulting from Class 1 capital transactions	763	4,549

Class 2
Proceeds from shares issued	11,123	13,471
Distributions reinvested	2,554	2,485
Cost of shares redeemed	(8,814)	(12,877)

Change in net assets resulting from Class 2 capital transactions	4,863	3,079

Total change in net assets resulting from capital transactions	$5,626	$7,628

SHARE TRANSACTIONS:
Class 1
Issued	68	436
Reinvested	57	50
Redeemed	(60)	(57)

Change in Class 1 Shares	65	429

Class 2
Issued	956	1,275
Reinvested	221	254
Redeemed	(758)	(1,258)

Change in Class 2 Shares	419	271

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Income Builder Portfolio
Class 1
Year Ended December 31, 2021	$11.33	$0.38	$0.57	$0.95	$(0.34)	$(0.04)	$(0.38)
Year Ended December 31, 2020	11.16	0.35	0.20	0.55	(0.38)	—	(0.38)
Year Ended December 31, 2019	10.11	0.40	1.05	1.45	(0.37)	(0.03)	(0.40)
Year Ended December 31, 2018	10.62	0.42	(0.91)	(0.49)	—	(0.02)	(0.02)
Year Ended December 31, 2017	9.93	0.37	0.81	1.18	(0.39)	(0.10)	(0.49)

Class 2
Year Ended December 31, 2021	11.28	0.35	0.57	0.92	(0.31)	(0.04)	(0.35)
Year Ended December 31, 2020	11.12	0.33	0.19	0.52	(0.36)	—	(0.36)
Year Ended December 31, 2019	10.08	0.37	1.04	1.41	(0.34)	(0.03)	(0.37)
Year Ended December 31, 2018	10.62	0.39	(0.91)	(0.52)	—	(0.02)	(0.02)
Year Ended December 31, 2017	9.92	0.35	0.81	1.16	(0.36)	(0.10)	(0.46)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(e)	Does not include expenses of Underlying Funds.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate

$11.91	8.51%	$21,470	0.60%	3.28%	0.89%	67%
11.33	5.45	19,684	0.56	3.33	0.94	66
11.16	14.56	14,607	0.60	3.71	0.95	51
10.11	(4.63)	10,947	0.59	4.02	1.14	68
10.62	11.89	8,776	0.59	3.40	1.26	85

11.86	8.31	89,204	0.85	3.03	1.14	67
11.28	5.12	80,176	0.81	3.10	1.20	66
11.12	14.27	75,983	0.85	3.49	1.21	51
10.08	(4.92)	55,484	0.84	3.76	1.39	68
10.62	11.70	42,122	0.84	3.31	1.40	85

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021

(Dollar values in thousands)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Insurance Trust Income Builder Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize income while maintaining prospects for capital appreciation.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

36	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at December 31, 2021.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$187	$262	$449
Collateralized Mortgage Obligations
United States	—	1,035	264	1,299
Commercial Mortgage-Backed Securities
United States	—	1,293	1,072	2,365
Common Stocks
Australia	—	1,203	—	1,203
Austria	—	104	—	104
Belgium	38	244	—	282
Brazil	117	31	—	148
Canada	2,339	—	—	2,339
Chile	18	—	—	18
China	23	1,759	—	1,782
Denmark	—	563	—	563
Finland	—	510	—	510
France	—	1,236	—	1,236
Germany	14	1,968	—	1,982
Hong Kong	32	537	—	569
India	376	—	—	376
Indonesia	169	168	—	337
Ireland	—	47	—	47
Italy	—	745	—	745
Japan	108	1,761	—	1,869
Luxembourg	—	17	—	17
Mexico	425	—	—	425
Netherlands	115	407	—	522
New Zealand	—	125	—	125
Norway	21	295	—	316
Portugal	28	48	—	76
Russia	130	232	—	362
Saudi Arabia	—	69	—	69
Singapore	50	224	—	274
South Africa	30	122	—	152
South Korea	19	573	—	592

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

(Dollar values in thousands)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Spain	$22	$1,006	$—	$1,028
Sweden	—	656	—	656
Switzerland	—	1,731	—	1,731
Taiwan	55	1,299	—	1,354
Thailand	—	46	—	46
United Kingdom	164	2,448	—	2,612
United States	16,883	279	—	17,162

Total Common Stocks	21,176	20,453	—	41,629

Convertible Bonds	—	4	—	4
Corporate Bonds	—	38,211	—	38,211
Equity-Linked Notes	—	11,101	—	11,101
Exchange-Traded Funds	6,158	—	—	6,158
Investment Companies	4,964	—	—	4,964
Loan Assignments	—	295	—	295
Mortgage-Backed Securities	—	468	—	468
Preferred Stocks
United States	640	—	8	648
U.S. Treasury Obligations	—	461	—	461
Warrants
United Kingdom	—	—	3	3
United States	21	—	1	22

Total Warrants	21	—	4	25

Short-Term Investments
Investment Companies	1,785	—	—	1,785
Investment of Cash Collateral from Securities Loaned	1,020	—	–	1,020

Total Short-Term Investments	2,805	—	—	2,805

Total Investments in Securities	$35,764	$73,508	$1,610	$110,882

Appreciation in Other Financial Instruments
Futures Contracts	$120	$—	$—	$120
Depreciation in Other Financial Instruments
Futures Contracts	(79)	—	—	(79)

Total Net Appreciation/Depreciation in Other Financial Instruments	$41	$—	$—	$41

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of December 31, 2020		Realized gain (loss)		Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3		Balance as of December 31, 2021
Investments in Securities:
Asset-Backed Securities	$986		$9		$(11)	$2		$—	$(724)	$—	$—		$262
Collateralized Mortgage Obligations	862		—	(a)	(7)	—	(a)	—	(591)	—	—		264
Commercial Mortgage-Backed Securities	1,258		—		26	1		—	(264)	51	—		1,072
Common Stocks	—	(a)	—		—	—		—	—	—	—	(a)	—
Preferred Stocks	10		—	(a)	— (a)	—		—	(2)	—	—		8
Warrants	13		—		10	—		—	(19)	—	—		4

Total	$3,129		$9		$18	$3		$—	$(1,600)	$51	$—	(a)	$1,610

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.

38	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

The changes in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2021, which were valued using significant unobservable inputs (level 3) amounted to $24. This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.

There were no significant transfers into or out of level 3 for the year ended December 31, 2021.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at December 31, 2021		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$262		Discounted Cash Flow	Constant Prepayment Rate	4.80% - 10.00% (6.69%)
				Constant Default Rate	2.00% - 6.00% (4.22%)
				Yield (Discount Rate of Cash Flows)	2.01% - 4.78% (3.54%)

Asset-Backed Securities	262

	1,072		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	0.00% - 17.70% (5.55%)

Commercial Mortgage-Backed Securities	1,072

	264		Discounted Cash Flow	Constant Prepayment Rate	10.00% - 20.00% (19.03%)

				Yield (Discount Rate of Cash Flows)	2.08% - 2.97% (2.89%)
Collateralized Mortgage Obligations	264

	—	(b)	Market Comparable Companies	EBITDA Multiple (c)	5.3x (5.3x)
Warrants	—	(b)

Total	$1,598

#

The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At December 31 2021, the value of these investments was $12. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Amount rounds to less than one thousand.
(c)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.

B. Restricted Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Portfolio.

As of December 31, 2021, the Portfolio had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A and/or Regulation S under the Securities Act.

C. Loan Assignments — The Portfolio invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Portfolio invests in loan assignments of all or a portion of the loans. When the Portfolio purchases a loan assignment, the Portfolio has direct rights against the Borrower on a loan, provided, however, the Portfolio’s rights may be more limited than the Lender from which it acquired the assignment and the Portfolio may be able to enforce its rights only through the Agent. As a result, the Portfolio assumes the credit risk of the Borrower as well as any other persons interpositioned between the Portfolio and the Borrower (“Intermediate Participants”). The Portfolio may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to claims by their creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

(Dollar values in thousands)

loan assignments are secured by collateral, the Portfolio could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower.

Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid when purchased, may become illiquid and difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, the Portfolio may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

D. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Portfolio purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Portfolio may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Portfolio had when-issued securities, delayed delivery securities or forward commitments outstanding as of December 31, 2021, which are shown as a Receivable for Investment securities sold — delayed delivery securities on the Statement of Assets and Liabilities. The values of these securities held at December 31, 2021 are detailed on the SOI.

E. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Portfolio retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents the Portfolio’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Portfolio as of December 31, 2021.

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$977	$(977)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

40	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.12% to 0.06%. For the year ended December 31, 2021, JPMIM waived fees associated with the Portfolio’s investment in the JPMorgan U.S. Government Money Market Fund as follows:

$1

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

F. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds and ETFs, which are advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ and ETFs’ distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the table below.

	For the year ended December 31, 2021
Security Description	Value at December 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	$1,953	$365	$—	$—		$(158)	$2,160	282	$107		$—
JPMorgan Equity Income Fund Class R6 Shares (a)	3,573	78	2,487	667		(135)	1,696	71	47		30
JPMorgan Equity Premium Income ETF (a)	—	1,634	—	—		19	1,653	26	15		—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	931	167	—	—		10	1,108	124	35		—
JPMorgan High Yield Research Enhanced ETF (a)	—	4,503	—	—		2	4,505	87	50		—
JPMorgan Managed Income Fund Class L Shares (a)	249	1	250	1		(1)	—	—	1		—
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	209	3,587	3,334	—	(c)	— (c)	462	461	—	(c)	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (b)	2,630	43,214	44,521	1		(1)	1,323	1,323	2		—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08%, 0.08% (a) (b)	700	—	500	—	*(c)	— (c)	200	200	—	*(c)	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	667	12,008	11,855	—		—	820	820	—	*(c)	—

Total	$10,912	$65,557	$62,947	$669		$(264)	$13,927		$257		$30

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

(b)	The rate shown is the current yield as of December 31, 2021.

(c)	Amount rounds to less than one thousand.

*	Amount is included on the Statement of Operation as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

(Dollar values in thousands)

G. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

H. Futures Contracts — The Portfolio used currency, index, interest rate and treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Portfolio also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to equity price, foreign exchange and interest rate risks. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2021:

Futures Contracts
Average Notional Balance Long	$12,903
Average Notional Balance Short	3,111
Ending Notional Balance Long	13,815
Ending Notional Balance Short	2,970

I. Summary of Derivatives Information

The following table presents the value of derivatives held as of December 31, 2021 by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Equity Risk Exposure:
Unrealized Depreciation on Futures Contracts*	$(79)
Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts*	120
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts*	41

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOI. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

42	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

The following table presents the effect of derivatives on the Statement of Operations for the year ended December 31, 2021, by primary underlying risk exposure:

Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$(630)
Foreign Exchange Rate Risk Exposure:
Futures Contracts	(56)
Interest Rate Risk Exposure:
Futures Contracts	(661)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	(54)
Foreign Exchange Rate Risk Exposure:
Futures Contracts	38
Interest Rate Risk Exposure:
Futures Contracts	111

J. Equity-Linked Notes — The Portfolio invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs’ values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statement of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statement of Operations. The Portfolio realizes a gain or loss when an ELN is sold or matures, which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statement of Operations.

As of December 31, 2021, the Portfolio had outstanding ELNs as listed on the SOI.

K. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Portfolio first learns of the dividend. The Portfolio may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Portfolio. These amounts are included in Interest income from non-affiliates on the Statement of Operations.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

L. Allocation of Income and Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Portfolio for the year ended December 31, 2021 are as follows:

	Class 1	Class 2		Total
Transfer agency fees	$—(a)	$—	(a)	$—	(a)

(a)	Amount rounds to less than one thousand.

The Portfolio invested in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.E.

M. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	43

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

(Dollar values in thousands)

The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2021, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

N. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gains tax is determined to apply, the Portfolio records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

O. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$129	$(129)

The reclassifications for the Portfolio relate primarily to investments in passive foreign investment companies (“PFICs”).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.42% of the Portfolio’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the year ended December 31, 2021, the effective rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio pursuant to Rule 12b-1 under the 1940 Act. Class 1 Shares of the Portfolio do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short

44	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreement was in effect for the year ended December 31, 2021 and the contractual expense limitation percentages in the table above are in place until at least April 30, 2022.

The Underlying Funds may impose separate advisory fees. The Adviser has agreed to voluntarily waive the Portfolio’s investment advisory fees in the weighted average pro-rata amount of the advisory fees charged by the affiliated Underlying Funds. During the year ended December 31, 2021, the Adviser waived $31. These waivers may be in addition to any waivers required to meet the Portfolio’s contractual expense limitations, but will not exceed the Portfolio’s advisory fee.

For the year ended December 31, 2021, the Portfolio’s service providers waived fees and/or reimbursed expenses for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements
$202	$80	$282	$—	(a)

(a)	Amount rounds to less than one thousand.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Portfolio to repay any such waived fees and/or reimbursed expenses in future years.

The amount of these waivers resulting from investments in these money market funds for the year ended December 31, 2021 was $5.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2021, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$73,921	$67,415	$603	$513

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2021 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$102,754	$9,744	$1,575	$8,169

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to callable bond adjustments, investments in perpetual bonds, investments in PFICs and wash sale loss deferrals.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	45

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

(Dollar values in thousands)

The tax character of distributions paid during the year ended December 31, 2021 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$3,025	$194	$3,219

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2020 was as follows:

Ordinary Income*	Total Distributions Paid
$2,980	$2,980

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of December 31, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$4,525	$1,823	$8,120

The cumulative timing differences primarily consist of callable bond adjustments, investments in perpetual bonds, investments in PFICs, straddle loss deferrals and wash sale loss deferrals.

As of December 31, 2021, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Portfolio had no borrowings outstanding from another fund during the year ended December 31, 2021.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2021.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.25%, which has decreased to 1.00% pursuant to the amendment referenced below (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 10,

46	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Portfolio did not utilize the Credit Facility during the year ended December 31, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2021, the Portfolio had four individual shareholder and/or non-affiliated omnibus accounts, which owned 79.1% of the Portfolio’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Portfolio may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Portfolio’s yield (and total return) also may be low or the Portfolio may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Portfolio’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

The Portfolio invests in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Portfolio are intended for investors who are able and willing to assume a high degree of risk.

The Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Portfolio’s original investment. Many derivatives create leverage thereby causing the Portfolio to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Portfolio to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Portfolio’s loans, notes, derivatives and other instruments or investments comprising some or all of the Portfolio’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	47

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Portfolio is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Portfolio’s investments, increase the Portfolio’s volatility, exacerbate other pre-existing political, social and economic risks to the Portfolio and negatively impact broad segments of businesses and populations. The Portfolio’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Portfolio’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

48	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Income Builder Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust Income Builder Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 14, 2022

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	49

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of the Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	169	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Stephen P. Fisher (1959); Trustee of the Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	169	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Gary L. French (1951); Trustee of the Trust since 2022. †	Real Estate Investor (2011-present); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	169	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	169	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (U.S. Holdings) (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Total Portfolio Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee of the Trust since 2022. †	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	169	None

Frankie D. Hughes (1952); Trustee of the Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	169	None

50	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner (1953); Trustee of the Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	169	Advisory Board Member, Penso Advisors, LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Thomas P. Lemke (1954); Trustee of the Trust since 2022. †	Retired since 2013.	169

(1) Independent Trustee of Advisors’ Inner Circle III fund platform, consisting of the following: (i) the Advisors’ Inner Circle Fund III, (ii) the Gallery Trust, (iii) the Schroder Series Trust, (iv) the Delaware Wilshire Private Markets Fund (since 2020), (v) Chiron Capital Allocation Fund Ltd., and (vi) formerly the Winton Diversified Opportunities Fund (2014-2018); and (2) Independent Trustee of the Symmetry Panoramic Trust (since 2018).

Lawrence R. Maffia (1950); Trustee of the Trust since 2022. †	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	169	Director, ICI Mutual Insurance Company (1999-2013).

Mary E. Martinez (1960); Vice Chair since 2021; Trustee of the Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	169	None

Marilyn McCoy (1948); Trustee of the Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	169	None

Dr. Robert A. Oden, Jr. (1946); Trustee of the Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	169	Trustee, The Coldwater Conservation Fund; Trustee and Vice Chair, Trout Unlimited (2017-2021); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-2020).

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	51

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Marian U. Pardo* (1946); Trustee of the Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	169	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Emily A. Youssouf (1951); Trustee of the Trust since 2022. †	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013-present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	169	Trustee, NYC School Construction Authority (2009-present); Board Member, NYS Job Development Authority (2008-present); Trustee and Chair of the Audit Committee of the Transit Center Foundation (2015-2019).
Interested Trustees

Robert E. Deutsch** (1957); Trustee of the Trust since 2022. †	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	169	Treasurer and Director of the JUST Capital Foundation (2017-present).

Nina O. Shenker** (1957) Trustee of the Trust since 2022. †	Vice Chair (2017-Present), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	169	Director and Member of Executive Committee and Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (169 J.P. Morgan Funds).

*

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Considered an interested trustee based on prior employment by JPM Asset Management or an affiliate of JPMorgan Asset Management.

†	Trustee of the Trust effective January 1, 2022.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

52	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kiesha Astwood-Smith, (1973) Assistant Secretary (2021)**	Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Senior Director and Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from 2015 to 2021.

Matthew Beck (1988), Assistant Secretary (2021)***	Vice President and Assistant General Counsel, JPMorgan Chase since May 2021; Senior Legal Counsel, Ultimus Fund Solutions from 2018 to 2021; General Counsel, Nottingham Company from 2014 to 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Max Vogel (1990), Assistant Secretary (2021)**	Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Associate, Proskauer Rose LLP from 2017 to 2021; Associate, Stroock & Stroock & Lavan LLP from 2015 to 2017.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	53

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2021, and continued to hold your shares at the end of the reporting period, December 31, 2021.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JP Morgan Insurance Trust Income Builder Portfolio
Class 1
Actual	$1,000.00	$1,021.40	$3.06	0.60%
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class 2
Actual	1,000.00	1,020.70	4.33	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

54	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2021, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Portfolio and the other J.P. Morgan Funds overseen by the Board in which the Portfolio may invest (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 11, 2021.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio and Underlying Funds received from the Adviser. This information includes the Portfolio’s and Underlying Funds’ performance as compared to the performance of the Portfolio’s and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Portfolio’s and Underlying Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Portfolio and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The independent consultant also provided additional analysis of the performance of certain Underlying Funds in connection with the Trustees’ review of the Advisory Agreement. Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Portfolio and Underlying Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Portfolio during the COVID- 19 pandemic, and the Adviser’s success in continuing to provide services to the Portfolio and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	55

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(continued)

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Portfolio and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio and Underlying Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

The Trustees also considered that the Adviser earns fees from the Portfolio and Underlying Funds for providing administration services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Portfolio and/or Underlying Funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with the Portfolio’s investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Portfolio was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Portfolio’s shareholders to share potential economies of scale from its inception and that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Portfolio of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services, and the ability to negotiate competitive fees for the Portfolio. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Portfolio, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Portfolio, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels, was reasonable. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders. The Trustees noted

56	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Portfolio.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three-and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in the Portfolio’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 1 shares was in the third, third and fifth quintiles based upon the

Peer Group, and in the fifth, fifth and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the Portfolio’s performance for Class 2 shares was in the third, fourth and fifth quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2020, respectively, and in the fifth quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Portfolio to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as the Portfolio. The Trustees recognized that Broadridge reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place for the Portfolio, the net advisory fee rate after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were both in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the Portfolio’s net advisory fee for Class 2 shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class 2 shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Portfolio and that such fee would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreements of the Underlying Funds in which the Portfolio invests.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	57

TAX LETTER

(Unaudited)

(Dollar values in thousands)

Dividends Received Deduction (DRD)

The Portfolio had 14.82%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended December 31, 2021.

Long Term Capital Gain

The Portfolio distributed $194, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2021.

58	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPMorgan Insurance Trust (the “Trust)” held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust, including the Portfolio. The results of the voting were as follows:

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee

John F. Finn
In Favor	102,380
Withheld	2,850

Steven P. Fisher
In Favor	102,570
Withheld	2,660

Gary L. French
In Favor	102,531
Withheld	2,699

Kathleen M. Gallagher
In Favor	102,646
Withheld	2,584

Robert J. Grassi
In Favor	102,662
Withheld	2,568

Frankie D. Hughes
In Favor	102,570
Withheld	2,660

Raymond Kanner
In Favor	102,705
Withheld	2,525

Votes Received (Amounts in thousands)

Thomas P. Lemke
In Favor	102,473
Withheld	2,757
Lawrence R. Maffia
In Favor	102,473
Withheld	2,757

Mary E. Martinez
In Favor	102,559
Withheld	2,671

Marilyn McCoy
In Favor	102,367
Withheld	2,863

Dr. Robert A. Oden, Jr.
In Favor	102,270
Withheld	2,960

Marian U. Pardo
In Favor	102,755
Withheld	2,475

Emily A. Youssouf
In Favor	102,573
Withheld	2,657

Interested Nominee

Robert F. Deutsch
In Favor	102,568
Withheld	2,662

Nina O. Shenker
In Favor	102,505
Withheld	2,725

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	59

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. December 2021.	AN-JPMITIBP-1221

Annual Report

JPMorgan Insurance Trust

December 31, 2021

JPMorgan Insurance Trust Global Allocation Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 8, 2022 (Unaudited)

Dear Shareholders,

U.S. equities led the year-long rally in developed market stocks as the global economic rebound advanced through 2021. While financial market volatility, a resurgence in the pandemic and accelerating inflation has carried into 2022, we believe that the outlook for the overall U.S. economy remains positive.

“Throughout the year ahead, J.P. Morgan Asset Management plans to seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.” — Andrea L. Lisher

A surge in U.S. consumer wealth — partly tied to rising values for homes and autos — and quarterly growth in corporate earnings have helped to bolster U.S. financial markets that were already well-supported by monetary and fiscal policies. Over the course of the past year, the U.S. jobless rate fell to pre-pandemic levels and reached 3.9% in December. At the same time, inflation has climbed significantly. The U.S. Federal Reserve (the “Fed”) has tapered its monthly asset purchasing program and indicated that it’s likely to raise interest rates as early as March 2022.

While rising interest rates may mark another phase of the economic cycle that presents financial markets with new challenges and opportunities, they may also signal a return to a more normal economic environment following two years of historically low rates. Meanwhile, the path of the pandemic remains a factor in the U.S. economy. Recent data suggest the increase in new infections in late 2021 and into 2022 had some impact on the U.S. economy — though job growth remained strong — but there is hope that the latest pandemic wave may recede in coming months. Additionally, there is hope that rising prices on commodities and goods will moderate as supply chain constraints ease over time and the Fed moves generally to tamp down inflationary pressures. We expect the U.S. economy to continue expanding in 2022, even if the pace of the expansion eases from 2021.

Throughout the year ahead, J.P. Morgan Asset Management will seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Global Allocation Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 2 Shares)*	9.26%
MSCI All Country World Index (net of foreign withholding taxes)	18.54%
Global Allocation Composite Benchmark	8.78%

Net Assets as of 12/31/2021 (In Thousands)	$135,048

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Global Allocation Portfolio (the “Portfolio”) seeks to maximize long-term total return.

HOW DID THE MARKET PERFORM?

Equity markets outperformed fixed income markets throughout 2021, driven by the global economic rebound that followed the development of vaccines and unprecedented monetary and fiscal support. U.S. equity markets largely led global equity markets throughout the year despite historically high valuations for U.S. equity. Emerging markets equity generally slumped in the second half of the year as inflationary pressures accelerated and investor demand for Chinese equity receded.

Within fixed income markets, low interest rates on sovereign debt pushed investors to seek higher yielding debt securities in corporate and other credit markets. Emerging markets debt fell during the year as central banks in select emerging markets began to raise interest rates in the second half. U.S. high yield bonds (also known as “junk bonds”) provided positive but narrow returns for the year, while returns on investment grade corporate credit were mixed.

The global equity rally appeared to pause in January 2021 and then equity prices surged higher from February through June. In the U.S., the distribution of vaccines combined with a $1.9 trillion U.S. fiscal relief and recovery package, and the prospect of additional federal government spending, helped push leading equity indexes higher. U.S. corporate earnings and cash flows reached record highs in the first and second quarters of 2021. Job growth, rising consumer spending, business investment and manufacturing data added further fuel to the rally in U.S. equity markets.

Historically high valuations for U.S. equity fueled increased investor demand for international developed and emerging markets equity midway through the year. However, mixed success against the pandemic in the developed markets and political developments – including unresolved disputes over Brexit – weighed on equity prices in the European Union and the U.K. Increased regulatory scrutiny of large technology companies in China and investor concerns about debt levels in the country’s real estate sector generally pulled emerging markets lower through the second half of the year.

The final months of 2021 were marked by the emergence of the omicron variant of the coronavirus and the reimposition of some pandemic restrictions at the regional, national and local levels. While investor uncertainty led to a global increase in financial market volatility, U.S. equity prices remained buoyed by record high corporate earnings and a general boom in U.S. household wealth.

While neither the U.S. Federal Reserve (the “Fed”) nor the European Central Bank raised policy interest rates during the period, the Fed accelerated the reduction in its monthly asset purchases under its quantitative easing program and indicated it would raise rates in 2022 and 2023 as economic conditions warranted. By the end of the year, the European Central Bank said it was unlikely to raise interest rates in 2022, and other leading central banks appeared to take a similar position.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 2 Shares underperformed the MSCI All Country World Index (net of foreign withholding taxes) (the “Benchmark”) and outperformed the Global Allocation Composite Benchmark (the “Composite”), which consists of 60% MSCI All Country World Index and 40% Bloomberg Global Aggregate Index, for the twelve months ended December 31, 2021.

The Portfolio’s allocation to government bonds detracted from performance relative to the Benchmark, which is an all-equity index.

Relative to the Composite, the Portfolio’s overweight allocations to U.S. and international developed market equities were leading contributors to relative performance, as those asset classes outperformed compared with emerging markets equity and fixed income assets.

HOW WAS THE PORTFOLIO POSITIONED?

During the reporting period, the Portfolio was positioned to maximize total return while managing risk. The portfolio managers added to the Portfolio’s equity positions, especially through international developed market equity, and shifted the mix of underlying managers within U.S. equity toward more value-oriented strategies. In terms of fixed income, portfolio managers decreased the Portfolio’s global government bond allocation and focused the Portfolio’s credit allocation through so-called crossover credit, which includes corporate credit that straddles investment grade and below investment grade ratings.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

TOP TEN LONG HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	JPMorgan High Yield Fund Class R6 Shares	9.4%
2.	JPMorgan Income Fund Class R6 Shares	6.6
3.	JPMorgan Emerging Markets Equity Fund Class R6 Shares	4.1
4.	JPMorgan Large Cap Value Fund Class R6 Shares	3.6
5.	Microsoft Corp.	1.7
6.	U.S. Treasury Notes, 1.38%, 1/31/2022	1.5
7.	Apple, Inc.	1.4
8.	Amazon.com, Inc.	1.3
9.	Alphabet, Inc., Class C	1.2
10.	Novo Nordisk A/S, Class B (Denmark)	0.8

TOP TEN SHORT HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Canadian Pacific Railway Ltd. (Canada)	26.5%
2.	Sirius XM Holdings, Inc.	22.0
3.	3M Co.	8.1
4.	Conagra Brands, Inc.	7.1
5.	Boeing Co. (The)	6.4
6.	Campbell Soup Co.	6.2
7.	Mastercard, Inc., Class A	6.2
8.	Restaurant Brands International, Inc. (Canada)	5.4
9.	Cummins, Inc.	4.1
10.	Caterpillar, Inc.	4.1

LONG POSITION PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Common Stocks	52.4%
Investment Companies	23.9
Foreign Government Securities	10.3
Corporate Bonds	3.6
U.S. Treasury Obligations	1.5
Others (each less than 1.0%)	0.3
Short-Term Investments	8.0

SHORT POSITION PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Common Stocks	100.0%

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Global Allocation Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS 1 SHARES	December 9, 2014	9.51%	10.25%	7.86%
CLASS 2 SHARES	December 9, 2014	9.26	9.98	7.59

LIFE OF PORTFOLIO PERFORMANCE (12/9/14 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on December 9, 2014.

The graph illustrates comparative performance for $10,000 invested in Class 2 Shares of the JPMorgan Insurance Trust Global Allocation Portfolio, the MSCI All Country World Index (net of foreign withholding taxes), the Bloomberg Global Aggregate Index — Unhedged USD and the Global Allocation Composite Benchmark from December 9, 2014 to December 31, 2021. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI All Country World Index (net of foreign withholding taxes), Bloomberg Global Aggregate Index — Unhedged USD and Global Allocation Composite Benchmark do not reflect the deduction of expenses associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The MSCI All Country World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Bloomberg Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. Since

November 30, 2020, the Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes the MSCI All Country World Index (net of foreign withholding taxes) (60%) and the Bloomberg Global Aggregate Bond Index (40%). Prior to November 30, 2020, the Global Allocation Composite Benchmark was a composite benchmark comprised of unmanaged indices that included the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg Global Aggregate Bond Index (40%). Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — 99.5%
Common Stocks — 52.1%

Australia — 0.8%

Afterpay Ltd. *	—	(a)	2

Ampol Ltd.	—	(a)	3

APA Group	—	(a)	3

Aristocrat Leisure Ltd.	—	(a)	7

ASX Ltd.	—	(a)	6

Aurizon Holdings Ltd.	1		2

Australia & New Zealand Banking Group Ltd.	1		22

BHP Group Ltd.	1		39

BHP Group plc	10		299

BlueScope Steel Ltd.	—	(a)	2

Brambles Ltd.	1		6

Cochlear Ltd.	—	(a)	3

Coles Group Ltd.	1		12

Commonwealth Bank of Australia	1		59

Computershare Ltd.	—	(a)	2

CSL Ltd.	—	(a)	45

Endeavour Group Ltd.	1		4

Fortescue Metals Group Ltd.	—	(a)	5

Glencore plc *	2		10

Goodman Group, REIT	1		18

GPT Group (The), REIT	2		8

Insurance Australia Group Ltd.	2		5

LendLease Corp. Ltd.	—	(a)	4

Macquarie Group Ltd.	—	(a)	26

Medibank Pvt Ltd.	2		4

Mirvac Group, REIT	6		13

National Australia Bank Ltd.	1		21

Newcrest Mining Ltd.	—	(a)	8

Origin Energy Ltd.	1		4

QBE Insurance Group Ltd.	1		7

Ramsay Health Care Ltd.	—	(a)	6

REA Group Ltd.	—	(a)	3

Rio Tinto Ltd.	—	(a)	17

Rio Tinto plc	4		270

Santos Ltd.	2		9

South32 Ltd.	2		5

Stockland, REIT	1		3

Sydney Airport *	1		5

Tabcorp Holdings Ltd.	1		3

Telstra Corp. Ltd.	3		8

Transurban Group	1		10

Wesfarmers Ltd.	—	(a)	19

INVESTMENTS	SHARES (000)		VALUE ($000)

Australia — continued

Westpac Banking Corp.	2		26

Woolworths Group Ltd.	1		20

			1,053

Austria — 0.0% (b)

Erste Group Bank AG	—	(a)	23

Belgium—0.3%

Anheuser-Busch InBev SA	—	(a)	13

KBC Group NV	5		454

			467

Canada — 0.5%

Canadian National Railway Co.	2		247

Fairfax Financial Holdings Ltd.	—	(a)	64

TC Energy Corp.	2		71

Toronto-Dominion Bank (The)	3		257

			639

China — 0.9%

Alibaba Group Holding Ltd. *	11		168

Bilibili, Inc., Class Z * (c)	1		66

BOC Hong Kong Holdings Ltd.	3		10

Budweiser Brewing Co. APAC Ltd. (d)	1		2

NXP Semiconductors NV	3		691

Prosus NV *	—	(a)	40

Tencent Holdings Ltd.	5		280

Wilmar International Ltd.	1		4

			1,261

Denmark — 1.2%

Carlsberg A/S, Class B	2		260

Coloplast A/S, Class B	1		108

DSV A/S	—	(a)	13

Genmab A/S *	—	(a)	14

Novo Nordisk A/S, Class B	10		1,082

Orsted A/S (d)	1		161

Vestas Wind Systems A/S	1		23

			1,661

Finland — 0.3%

Elisa OYJ	—	(a)	25

Kone OYJ, Class B	3		180

Nokia OYJ *	3		17

Nordea Bank Abp	11		137

			359

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

France — 2.8%

Air Liquide SA	—	(a)	80

Airbus SE *	3		415

Alstom SA	—	(a)	13

AXA SA	1		22

BNP Paribas SA	1		70

Capgemini SE	2		399

Dassault Systemes SE	1		35

EssilorLuxottica SA	—	(a)	24

Hermes International	—	(a)	16

Kering SA	—	(a)	55

Legrand SA	—	(a)	7

L’Oreal SA	1		365

LVMH Moet Hennessy Louis Vuitton SE	1		769

Pernod Ricard SA	—	(a)	53

Safran SA	2		280

Sanofi	—	(a)	49

Societe Generale SA	9		312

Thales SA	—	(a)	7

TotalEnergies SE	1		72

Veolia Environnement SA	2		59

Vinci SA	6		609

			3,711

Germany — 2.1%

adidas AG	2		545

Allianz SE (Registered)	3		736

BASF SE	1		36

Bayer AG (Registered)	1		28

Daimler AG (Registered)	—	(a)	23

Daimler Truck Holding AG *	—	(a)	5

Deutsche Boerse AG	—	(a)	21

Deutsche Post AG (Registered)	4		258

Deutsche Telekom AG (Registered)	4		73

Infineon Technologies AG	1		59

Merck KGaA	—	(a)	40

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	—	(a)	67

RWE AG	6		262

SAP SE	—	(a)	69

Siemens AG (Registered)	—	(a)	76

Volkswagen AG (Preference)	2		399

Vonovia SE	1		51

Zalando SE * (d)	—	(a)	32

			2,780

INVESTMENTS	SHARES (000)		VALUE ($000)

Hong Kong — 0.5%

AIA Group Ltd.	34		341

CK Asset Holdings Ltd.	1		7

CK Infrastructure Holdings Ltd.	1		3

CLP Holdings Ltd.	1		10

Hang Seng Bank Ltd.	—	(a)	5

HKT Trust & HKT Ltd.	2		3

Hong Kong & China Gas Co. Ltd.	2		4

Hong Kong Exchanges & Clearing Ltd.	5		275

Hongkong Land Holdings Ltd.	1		4

Jardine Matheson Holdings Ltd.	—	(a)	5

Link, REIT	1		9

MTR Corp. Ltd.	1		5

New World Development Co. Ltd.	1		2

Power Assets Holdings Ltd.	1		3

Sun Hung Kai Properties Ltd.	1		6

Techtronic Industries Co. Ltd.	1		10

WH Group Ltd.(d)	5		3

Wharf Real Estate Investment Co. Ltd.	1		5

Xinyi Glass Holdings Ltd.	1		3

			703

India — 0.3%

HDFC Bank Ltd., ADR	7		452

Indonesia — 0.2%

Bank Central Asia Tbk. PT	399		204

Ireland — 0.2%

CRH plc	1		29

Flutter Entertainment plc *	—	(a)	5

Kingspan Group plc	—	(a)	36

Kingspan Group plc	—	(a)	18

Ryanair Holdings plc, ADR *	2		175

			263

Italy — 0.4%

Enel SpA	3		25

Ferrari NV	—	(a)	57

Ferrari NV	—	(a)	6

FinecoBank Banca Fineco SpA	2		32

UniCredit SpA	30		467

			587

Japan — 2.4%

Aeon Co. Ltd.	—	(a)	5

AGC, Inc.	—	(a)	10

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

Japan — continued

Aisin Corp.	—	(a)	4

Ajinomoto Co., Inc.	1		15

Asahi Group Holdings Ltd.	1		23

Asahi Kasei Corp.	2		17

Astellas Pharma, Inc.	1		11

Bridgestone Corp.	1		26

Canon, Inc.	—	(a)	10

Capcom Co. Ltd.	—	(a)	7

Central Japan Railway Co.	—	(a)	27

Chubu Electric Power Co., Inc.	1		6

Chugai Pharmaceutical Co. Ltd.	—	(a)	10

CyberAgent, Inc.	—	(a)	7

Dai Nippon Printing Co. Ltd.	—	(a)	2

Dai-ichi Life Holdings, Inc.	—	(a)	2

Daiichi Sankyo Co. Ltd.	1		36

Daikin Industries Ltd.	—	(a)	23

Daito Trust Construction Co. Ltd.	—	(a)	11

Daiwa House Industry Co. Ltd.	1		14

Daiwa Securities Group, Inc.	1		3

Denso Corp.	—	(a)	17

Dentsu Group, Inc.	1		18

East Japan Railway Co.	—	(a)	12

Eisai Co. Ltd.	—	(a)	6

ENEOS Holdings, Inc.	1		2

FANUC Corp.	—	(a)	42

Fuji Electric Co. Ltd.	—	(a)	22

FUJIFILM Holdings Corp.	—	(a)	15

Fujitsu Ltd.	—	(a)	17

Hitachi Ltd.	1		43

Honda Motor Co. Ltd.	7		191

Hoya Corp.	1		148

Ibiden Co. Ltd.	—	(a)	6

Inpex Corp.	1		6

Isuzu Motors Ltd.	1		12

ITOCHU Corp.	1		37

Japan Airlines Co. Ltd. *	—	(a)	4

Japan Exchange Group, Inc.	1		20

Japan Post Holdings Co. Ltd. *	—	(a)	2

Japan Real Estate Investment Corp., REIT	—	(a)	11

Japan Tobacco, Inc.	—	(a)	6

Kansai Electric Power Co., Inc. (The)	—	(a)	3

Kao Corp.	—	(a)	21

KDDI Corp.	1		29

INVESTMENTS	SHARES (000)		VALUE ($000)

Japan — continued

Keyence Corp.	—	(a)	251

Kintetsu Group Holdings Co. Ltd. *	—	(a)	11

Kirin Holdings Co. Ltd.	1		8

Komatsu Ltd.	—	(a)	5

Konami Holdings Corp.	—	(a)	10

Kubota Corp.	1		24

Kyocera Corp.	—	(a)	19

Kyowa Kirin Co. Ltd.	4		101

M3, Inc.	—	(a)	15

MEIJI Holdings Co. Ltd.	—	(a)	6

MINEBEA MITSUMI, Inc.	1		14

MISUMI Group, Inc.	—	(a)	16

Mitsubishi Chemical Holdings Corp.	1		10

Mitsubishi Corp.	1		35

Mitsubishi Electric Corp.	1		13

Mitsubishi Estate Co. Ltd.	—	(a)	4

Mitsubishi Heavy Industries Ltd.	—	(a)	2

Mitsubishi UFJ Financial Group, Inc.	10		54

Mitsui & Co. Ltd.	1		24

Mitsui Chemicals, Inc.	—	(a)	11

Mitsui Fudosan Co. Ltd.	1		20

Mizuho Financial Group, Inc.	1		10

MS&AD Insurance Group Holdings, Inc.	—	(a)	6

Murata Manufacturing Co. Ltd.	1		40

Nexon Co. Ltd.	—	(a)	6

Nidec Corp.	—	(a)	35

Nihon M&A Center Holdings, Inc.	—	(a)	2

Nintendo Co. Ltd.	—	(a)	47

Nippon Building Fund, Inc., REIT	—	(a)	12

Nippon Express Co. Ltd.	—	(a)	6

Nippon Paint Holdings Co. Ltd.	1		8

Nippon Prologis REIT, Inc., REIT	—	(a)	14

Nippon Steel Corp.	1		11

Nippon Telegraph & Telephone Corp.	1		36

Nippon Yusen KK	—	(a)	8

Nissan Motor Co. Ltd. *	1		6

Nitori Holdings Co. Ltd.	—	(a)	15

Nitto Denko Corp.	—	(a)	8

Nomura Holdings, Inc.	1		3

Nomura Research Institute Ltd.	—	(a)	17

Obayashi Corp.	1		9

Olympus Corp.	1		21

Ono Pharmaceutical Co. Ltd.	1		15

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

Japan — continued

Oriental Land Co. Ltd.	—	(a)	17

ORIX Corp.	1		22

Otsuka Corp.	—	(a)	14

Otsuka Holdings Co. Ltd.	—	(a)	7

Panasonic Corp.	1		9

Rakuten Group, Inc.	1		6

Recruit Holdings Co. Ltd.	1		55

Renesas Electronics Corp. *	1		7

Resona Holdings, Inc.	1		3

Rohm Co. Ltd.	—	(a)	18

Ryohin Keikaku Co. Ltd.	1		14

SBI Holdings, Inc.	—	(a)	11

Secom Co. Ltd.	—	(a)	7

Sekisui House Ltd.	1		15

Seven & i Holdings Co. Ltd.	1		35

Shimadzu Corp.	—	(a)	13

Shin-Etsu Chemical Co. Ltd.	—	(a)	52

Shionogi & Co. Ltd.	—	(a)	21

Shiseido Co. Ltd.	—	(a)	17

SoftBank Corp.	1		11

SoftBank Group Corp.	1		38

Sompo Holdings, Inc.	—	(a)	4

Sony Group Corp.	3		379

Stanley Electric Co. Ltd.	—	(a)	2

Subaru Corp.	—	(a)	2

Sumitomo Electric Industries Ltd.	1		9

Sumitomo Metal Mining Co. Ltd.	—	(a)	15

Sumitomo Mitsui Financial Group, Inc.	1		38

Sumitomo Mitsui Trust Holdings, Inc.	1		17

Sumitomo Realty & Development Co. Ltd.	—	(a)	3

Suntory Beverage & Food Ltd.	—	(a)	4

Suzuki Motor Corp.	—	(a)	12

T&D Holdings, Inc.	1		17

Taisei Corp.	—	(a)	9

Takeda Pharmaceutical Co. Ltd.	1		19

TDK Corp.	—	(a)	4

Terumo Corp.	1		25

Tokio Marine Holdings, Inc.	1		39

Tokyo Electric Power Co. Holdings, Inc. *	—	(a)	1

Tokyo Electron Ltd.	—	(a)	58

Tokyo Gas Co. Ltd.	1		11

TOPPAN, Inc.	—	(a)	2

Toshiba Corp.	—	(a)	8

INVESTMENTS	SHARES (000)		VALUE ($000)

Japan — continued

TOTO Ltd.	—	(a)	5

Toyota Industries Corp.	—	(a)	8

Toyota Motor Corp.	7		126

Toyota Tsusho Corp.	—	(a)	5

Unicharm Corp.	—	(a)	13

Yakult Honsha Co. Ltd.	—	(a)	10

Yamato Holdings Co. Ltd.	1		14

Z Holdings Corp.	—	(a)	2

ZOZO, Inc.	—	(a)	9

			3,209

Macau — 0.0% (b)

Galaxy Entertainment Group Ltd. *	1		5

Sands China Ltd. *	3		8

			13

Mexico — 0.2%

Wal-Mart de Mexico SAB de CV	72		268

Netherlands — 0.9%

Adyen NV * (d)	—	(a)	152

Akzo Nobel NV	—	(a)	35

ASML Holding NV	1		595

Heineken NV	—	(a)	9

ING Groep NV	1		19

Koninklijke Ahold Delhaize NV	1		33

Koninklijke DSM NV	—	(a)	57

Koninklijke KPN NV	12		38

Koninklijke Philips NV	—	(a)	15

NN Group NV	1		54

Royal Dutch Shell plc, Class A	8		167

Royal Dutch Shell plc, Class B	2		45

Wolters Kluwer NV	—	(a)	49

			1,268

New Zealand — 0.0% (b)

Fisher & Paykel Healthcare Corp. Ltd.	—	(a)	6

Xero Ltd. * (c)	—	(a)	9

			15

Russia — 0.2%

Sberbank of Russia PJSC, ADR	13		205

Singapore — 0.4%

Ascendas, REIT	1		2

CapitaLand Integrated Commercial Trust, REIT	3		4

Capitaland Investment Ltd. *	3		7

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

Singapore — continued

DBS Group Holdings Ltd.	22		542

Oversea-Chinese Banking Corp. Ltd.	2		14

Singapore Exchange Ltd.	1		5

Singapore Technologies Engineering Ltd.	1		2

Singapore Telecommunications Ltd.	2		3

STMicroelectronics NV	—	(a)	5

United Overseas Bank Ltd.	—	(a)	4

Venture Corp. Ltd.	—	(a)	3

			591

South Africa — 0.2%

Anglo American plc	6		258

South Korea — 0.6%

Delivery Hero SE * (d)	1		137

Samsung Electronics Co. Ltd.	9		621

			758

Spain — 0.4%

Banco Bilbao Vizcaya Argentaria SA	8		49

Banco Santander SA	4		13

CaixaBank SA	11		30

Cellnex Telecom SA(d)	—	(a)	17

Endesa SA	1		33

Iberdrola SA	35		409

Industria de Diseno Textil SA	1		42

			593

Sweden — 0.6%

Assa Abloy AB, Class B	—	(a)	7

Atlas Copco AB, Class A	4		266

Atlas Copco AB, Class B	—	(a)	10

Boliden AB	1		23

Investor AB, Class B	1		13

Lundin Energy AB	1		43

Sandvik AB	1		29

SKF AB, Class B	1		29

Telefonaktiebolaget LM Ericsson, Class B	1		8

Volvo AB, Class B	17		401

			829

Switzerland — 1.5%

ABB Ltd. (Registered)	1		31

Adecco Group AG (Registered)	—	(a)	16

Alcon, Inc.	—	(a)	16

Cie Financiere Richemont SA (Registered)	—	(a)	28

Givaudan SA (Registered)	—	(a)	73

Julius Baer Group Ltd.	—	(a)	21

Lonza Group AG (Registered)	—	(a)	281

INVESTMENTS	SHARES (000)		VALUE ($000)

Switzerland — continued

Nestle SA (Registered)	5		661

Novartis AG (Registered)	2		138

Partners Group Holding AG	—	(a)	13

Roche Holding AG	1		224

SGS SA (Registered)	—	(a)	243

Sika AG (Registered)	—	(a)	60

Straumann Holding AG (Registered)	—	(a)	11

UBS Group AG (Registered)	2		37

Zurich Insurance Group AG	—	(a)	208

			2,061

Taiwan — 0.5%

Sea Ltd., ADR *	1		147

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4		490

			637

United Kingdom — 1.9%

3i Group plc	3		55

Ashtead Group plc	—	(a)	11

AstraZeneca plc	1		116

BAE Systems plc	1		6

Barclays plc	20		51

Berkeley Group Holdings plc	1		34

BP plc	55		245

British American Tobacco plc	1		33

CK Hutchison Holdings Ltd.	2		10

Compass Group plc *	1		15

DCC plc	—	(a)	28

Diageo plc	9		497

Direct Line Insurance Group plc	3		13

Experian plc	—	(a)	9

GlaxoSmithKline plc	2		51

HSBC Holdings plc	7		43

InterContinental Hotels Group plc *	1		40

Intertek Group plc	—	(a)	32

Linde plc	1		262

Lloyds Banking Group plc	86		56

London Stock Exchange Group plc	1		115

Next plc	—	(a)	31

Persimmon plc	4		167

Prudential plc	1		24

Reckitt Benckiser Group plc	1		78

RELX plc	3		83

RELX plc	8		248

Smith & Nephew plc	1		9

Standard Chartered plc	6		38

Taylor Wimpey plc	50		119

Tesco plc	5		19

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

United Kingdom — continued

Unilever plc	1		33

Unilever plc	1		29

			2,600

United States — 31.8%

AbbVie, Inc.	5		696

Accenture plc, Class A	—	(a)	71

Advanced Micro Devices, Inc. *	2		340

Airbnb, Inc., Class A *	—	(a)	36

Alleghany Corp. *	—	(a)	52

Alnylam Pharmaceuticals, Inc. *	1		96

Alphabet, Inc., Class A *	—	(a)	99

Alphabet, Inc., Class C * (e)	1		1,620

Amazon.com, Inc. * (e)	1		1,774

American Electric Power Co., Inc.	1		64

American Express Co.	—	(a)	81

American Homes 4 Rent, Class A, REIT	1		60

American International Group, Inc.	3		151

AmerisourceBergen Corp.	1		92

AMETEK, Inc.	1		124

Analog Devices, Inc.	2		406

Apple Hospitality REIT, Inc., REIT	2		32

Apple, Inc. (e)	10		1,835

Arista Networks, Inc. *	1		80

AutoZone, Inc. *	—	(a)	149

Axalta Coating Systems Ltd. *	1		35

Bank of America Corp.	8		378

Berkshire Hathaway, Inc., Class B *	1		245

Best Buy Co., Inc.	1		64

Biogen, Inc. *	—	(a)	22

BlackRock, Inc.	—	(a)	114

Blackstone, Inc.	2		226

Booking Holdings, Inc. *	—	(a)	449

Boston Scientific Corp. *	10		423

Bright Horizons Family Solutions, Inc. *	1		85

Bristol-Myers Squibb Co.	8		509

Brixmor Property Group, Inc., REIT	3		80

Bumble, Inc., Class A *	2		53

Burlington Stores, Inc. *	—	(a)	86

Capital One Financial Corp.	1		168

Carlisle Cos., Inc. (e)	—	(a)	70

CarMax, Inc. *	1		72

Catalent, Inc. *	1		111

CBRE Group, Inc., Class A *	1		60

Celanese Corp.	—	(a)	30

CenterPoint Energy, Inc.	3		91

Ceridian HCM Holding, Inc. *	1		89

INVESTMENTS	SHARES (000)		VALUE ($000)

United States — continued

CF Industries Holdings, Inc.	2		124

Charles Schwab Corp. (The)	3		278

Charter Communications, Inc., Class A *	—	(a)	286

Chevron Corp.	3		326

Chubb Ltd.	—	(a)	82

Cigna Corp.	—	(a)	48

Cisco Systems, Inc.	1		61

Citigroup, Inc.	1		71

Citizens Financial Group, Inc.	3		123

Clorox Co. (The)	—	(a)	43

CNA Financial Corp.	1		29

Coca-Cola Co. (The)	7		433

Columbia Sportswear Co.	—	(a)	41

Comcast Corp., Class A	5		268

CommScope Holding Co., Inc. *	2		24

Confluent, Inc., Class A * (c)	1		76

ConocoPhillips	5		346

Constellation Brands, Inc., Class A	1		343

Cooper Cos., Inc. (The)	—	(a)	104

Copart, Inc. *	1		139

Coterra Energy, Inc.	3		60

Cracker Barrel Old Country Store, Inc.	—	(a)	17

Crowdstrike Holdings, Inc., Class A *	—	(a)	65

CVS Health Corp.	2		227

Deere & Co.	—	(a)	168

Dexcom, Inc. *	—	(a)	132

Diamondback Energy, Inc.	—	(a)	29

Dick’s Sporting Goods, Inc.	—	(a)	39

Discover Financial Services	—	(a)	58

DISH Network Corp., Class A *	1		48

Dollar General Corp.	—	(a)	57

Dover Corp.	1		125

DraftKings, Inc., Class A *	2		47

Eastman Chemical Co.	2		283

Eaton Corp. plc	2		304

Edison International	1		52

Energizer Holdings, Inc.	1		51

Entegris, Inc.	1		145

Entergy Corp.	—	(a)	53

EOG Resources, Inc.	1		123

Equifax, Inc.	—	(a)	134

Estee Lauder Cos., Inc. (The), Class A	—	(a)	130

Exact Sciences Corp. *	1		51

Exelixis, Inc. *	3		50

Federal Realty Investment Trust, REIT	—	(a)	50

FedEx Corp.	1		230

Ferguson plc	2		360

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

United States — continued

First Republic Bank	1		113

FleetCor Technologies, Inc. *	—	(a)	51

Fortune Brands Home & Security, Inc.	2		172

Freeport-McMoRan, Inc.	3		108

Gap, Inc. (The)	3		54

Garmin Ltd.	1		87

Generac Holdings, Inc. *	—	(a)	129

General Dynamics Corp.	—	(a)	74

Global Payments, Inc.	1		95

Hartford Financial Services Group, Inc. (The)	1		88

HCA Healthcare, Inc.	—	(a)	33

Home Depot, Inc. (The)	1		298

Honeywell International, Inc.	—	(a)	79

Horizon Therapeutics plc *	1		138

HubSpot, Inc. *	—	(a)	128

IHS Markit Ltd.	1		105

Ingersoll Rand, Inc.	9		534

Insulet Corp. *	—	(a)	46

InterActiveCorp. *	—	(a)	41

International Business Machines Corp.	—	(a)	59

Intuit, Inc.	—	(a)	99

Intuitive Surgical, Inc. *	—	(a)	156

Invesco Ltd.	2		51

ITT, Inc.	1		67

James Hardie Industries plc, CHDI	—	(a)	12

Jazz Pharmaceuticals plc *	1		79

JB Hunt Transport Services, Inc.	—	(a)	60

JBG SMITH Properties, REIT	1		29

Johnson & Johnson	1		122

Keurig Dr Pepper, Inc.	1		53

Keysight Technologies, Inc. *	1		140

Kimco Realty Corp., REIT	4		90

Kinder Morgan, Inc.	4		66

Kohl’s Corp.	1		56

Kraft Heinz Co. (The)	2		73

Kyndryl Holdings, Inc. *	2		28

Lam Research Corp.	—	(a)	220

Lamar Advertising Co., Class A, REIT	—	(a)	18

Las Vegas Sands Corp. *	1		37

Leidos Holdings, Inc.	1		60

Liberty Broadband Corp., Class C *	1		83

Liberty Media Corp.-Liberty SiriusXM, Class A *	1		60

Liberty Media Corp.-Liberty SiriusXM, Class C *	3		132

INVESTMENTS	SHARES (000)		VALUE ($000)

United States — continued

Loews Corp. (e)	3		164

Lowe’s Cos., Inc.	1		148

Lyft, Inc., Class A *	11		459

M&T Bank Corp.	1		153

Marathon Petroleum Corp.	1		59

Marsh & McLennan Cos., Inc.	—	(a)	51

Martin Marietta Materials, Inc.	—	(a)	94

Mastercard, Inc., Class A (e)	2		812

Match Group, Inc. *	1		74

McDonald’s Corp.	2		557

McKesson Corp.	—	(a)	116

Medtronic plc	—	(a)	51

Merck & Co., Inc.	1		50

Meta Platforms, Inc., Class A *	1		317

Mettler-Toledo International, Inc. *	—	(a)	107

Microsoft Corp. (e)	7		2,229

Mid-America Apartment Communities, Inc., REIT	—	(a)	70

Mohawk Industries, Inc. *	—	(a)	79

MongoDB, Inc. *	—	(a)	107

Morgan Stanley	1		58

Murphy USA, Inc.	—	(a)	90

Natera, Inc. *	1		64

National Vision Holdings, Inc. *	1		54

Netflix, Inc. *	—	(a)	57

Newell Brands, Inc.	3		62

Nexstar Media Group, Inc., Class A	—	(a)	51

NextEra Energy, Inc.	6		536

NIKE, Inc., Class B	1		174

Norfolk Southern Corp.	1		278

Northern Trust Corp.	1		75

Northrop Grumman Corp.	—	(a)	76

NVIDIA Corp.	2		556

Old Dominion Freight Line, Inc.	—	(a)	154

O’Reilly Automotive, Inc. *	1		396

Organon & Co.	1		33

Packaging Corp. of America	1		97

Palo Alto Networks, Inc. *	—	(a)	134

PayPal Holdings, Inc. *	1		141

PG&E Corp. *	2		30

Philip Morris International, Inc.	1		58

Phillips 66	1		58

PNC Financial Services Group, Inc. (The)	1		126

Post Holdings, Inc. *	1		88

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued
Common Stocks — continued

United States — continued

Procter & Gamble Co. (The)	3		495

Progressive Corp. (The)	5		503

Prologis, Inc., REIT	1		224

Public Storage, REIT	—	(a)	70

QUALCOMM, Inc.	1		256

Quanta Services, Inc.	1		158

Ralph Lauren Corp.	—	(a)	54

Rayonier, Inc., REIT	2		84

Raytheon Technologies Corp.	1		107

Regeneron Pharmaceuticals, Inc. *	1		483

Rivian Automotive, Inc., Class A * (c)	—	(a)	35

ROBLOX Corp., Class A *	1		60

Roku, Inc. *	—	(a)	94

Royal Caribbean Cruises Ltd. *	1		102

Royalty Pharma plc, Class A	1		52

S&P Global, Inc.	—	(a)	103

Schneider Electric SE	2		357

Seagate Technology Holdings plc	2		225

ServiceNow, Inc. *	—	(a)	120

Signature Bank	—	(a)	90

Snap, Inc., Class A *	2		77

SolarEdge Technologies, Inc. *	1		148

Southwest Airlines Co. *	3		137

Stanley Black & Decker, Inc.	1		203

State Street Corp.	3		303

Stellantis NV	8		142

Stellantis NV	3		53

Sun Communities, Inc., REIT	1		155

SVB Financial Group *	—	(a)	84

Synopsys, Inc. *	—	(a)	130

Sysco Corp.	1		63

T. Rowe Price Group, Inc.	—	(a)	57

TD SYNNEX Corp.	1		73

Tempur Sealy International, Inc.	4		177

Teradyne, Inc.	1		97

Tesla, Inc. *	1		894

Texas Instruments, Inc.	2		320

Thermo Fisher Scientific, Inc.	1		408

Timken Co. (The)	1		36

T-Mobile US, Inc. *	2		255

Trane Technologies plc	3		558

Travelers Cos., Inc. (The)	1		159

Truist Financial Corp.	6		328

INVESTMENTS	SHARES (000)			VALUE ($000)

United States — continued

UnitedHealth Group, Inc.		2		1,042

US Bancorp		2		85

Verizon Communications, Inc.		3		160

Vertex Pharmaceuticals, Inc. *		1		171

Viatris, Inc.		3		40

Walt Disney Co. (The) *		—	(a)	34

Waste Management, Inc.		—	(a)	44

Wells Fargo & Co.		9		440

Welltower, Inc., REIT		—	(a)	28

Westrock Co.		1		47

Weyerhaeuser Co., REIT		3		126

Williams Cos., Inc. (The)		2		62

Wolfspeed, Inc. *		1		77

Workday, Inc., Class A *		1		189

Xcel Energy, Inc.		2		104

Zebra Technologies Corp., Class A *		—	(a)	126

Zimmer Biomet Holdings, Inc.		3		392

Zscaler, Inc. *		1		237

				42,950

Total Common Stocks (Cost $48,957)				70,418

Investment Companies — 23.7%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (f)		147		5,575

JPMorgan High Yield Fund Class R6 Shares (f)		1,745		12,670

JPMorgan Income Fund Class R6 Shares (f)		950		8,925

JPMorgan Large Cap Value Fund Class R6 Shares (f)		257		4,892

Total Investment Companies (Cost $29,281)				32,062

	PRINCIPAL AMOUNT ($000)
Foreign Government Securities — 10.2%

Australia — 0.2%

Commonwealth of Australia

2.25%, 11/21/2022	AUD	65		48

0.25%, 11/21/2024 (d)	AUD	40		29

0.50%, 9/21/2026 (d)	AUD	30		21

1.00%, 12/21/2030 (d)	AUD	3		2

1.00%, 11/21/2031 (d)	AUD	89		61

3.75%, 4/21/2037 (d)	AUD	40		36

2.75%, 5/21/2041 (d)	AUD	1		1

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Long Positions — continued
Foreign Government Securities — continued

Australia — continued

3.00%, 3/21/2047 (d)	AUD	19	15

1.75%, 6/21/2051 (d)	AUD	10	6

			219

Belgium — 0.2%

Kingdom of Belgium

0.80%, 6/22/2027 (d)	EUR	60	72

0.10%, 6/22/2030 (d)	EUR	50	57

3.00%, 6/22/2034 (d)	EUR	69	104

1.90%, 6/22/2038 (d)	EUR	30	42

1.60%, 6/22/2047 (d)	EUR	11	15

1.70%, 6/22/2050 (d)	EUR	5	7

2.15%, 6/22/2066 (d)	EUR	17	27

			324

Canada — 0.5%

Canada Government Bond

2.00%, 9/1/2023	CAD	62	50

1.50%, 12/1/2031	CAD	15	12

2.75%, 12/1/2048	CAD	69	67

1.75%, 12/1/2053	CAD	10	8

2.75%, 12/1/2064	CAD	3	3

Canada Housing Trust 1.25%, 6/15/2026 (g)	CAD	100	78

Province of Alberta

2.90%, 12/1/2028	CAD	55	46

1.65%, 6/1/2031	CAD	130	99

Province of British Columbia

4.70%, 6/18/2037	CAD	25	26

2.95%, 6/18/2050	CAD	10	9

Province of Ontario

2.30%, 9/8/2024	CAD	80	65

0.01%, 11/25/2030 (d)	EUR	170	187

			650

China — 0.1%

Export-Import Bank of China (The)

0.75%, 5/28/2023 (d)	EUR	100	115

Denmark — 0.0% (b)

Kingdom of Denmark

1.50%, 11/15/2023	DKK	36	6

1.75%, 11/15/2025	DKK	28	5

0.50%, 11/15/2027	DKK	10	1

0.50%, 11/15/2029 (d)	DKK	86	14

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Denmark — continued

4.50%, 11/15/2039	DKK	108	29

0.25%, 11/15/2052 (d)	DKK	60	9

			64

France — 1.1%

French Republic

0.00%, 3/25/2023 (d)	EUR	39	45

1.75%, 11/25/2024 (d)	EUR	156	189

0.25%, 11/25/2026 (d)	EUR	276	323

5.50%, 4/25/2029 (d)	EUR	150	241

0.50%, 5/25/2029 (d)	EUR	15	17

0.00%, 11/25/2029 (d)	EUR	42	48

0.00%, 11/25/2030 (d)	EUR	45	51

0.00%, 11/25/2031 (d)	EUR	30	33

1.25%, 5/25/2034 (d)	EUR	145	183

3.25%, 5/25/2045 (d)	EUR	86	151

2.00%, 5/25/2048 (d)	EUR	2	2

1.50%, 5/25/2050 (d)	EUR	73	97

0.75%, 5/25/2052 (d)	EUR	9	10

0.75%, 5/25/2053 (d)	EUR	25	27

4.00%, 4/25/2055 (d)	EUR	14	30

4.00%, 4/25/2060 (d)	EUR	1	2

1.75%, 5/25/2066 (d)	EUR	33	47

			1,496

Germany — 1.1%

Bundesobligation

0.00%, 10/10/2025 (d)	EUR	30	35

Bundesrepublik Deutschland

0.00%, 8/15/2026 (d)	EUR	160	186

0.50%, 2/15/2028 (d)	EUR	110	132

0.00%, 2/15/2031 (d)	EUR	415	483

0.00%, 8/15/2031 (d)	EUR	55	64

0.00%, 5/15/2035 (d)	EUR	178	203

2.50%, 7/4/2044 (d)	EUR	36	64

1.25%, 8/15/2048 (d)	EUR	12	18

0.00%, 8/15/2050 (d)	EUR	52	57

Bundesschatzanweisungen

0.00%, 6/16/2023 (d)	EUR	185	213

			1,455

Italy — 1.2%

Buoni Poliennali del Tesoro

0.00%, 1/15/2024 (d)	EUR	277	316

0.35%, 2/1/2025 (d)	EUR	60	69

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Long Positions — continued
Foreign Government Securities — continued

Italy — continued

1.40%, 5/26/2025 (d)	EUR	89	109

1.85%, 7/1/2025 (d)	EUR	36	43

0.50%, 2/1/2026 (d)	EUR	57	65

1.60%, 6/1/2026 (d)	EUR	24	29

2.80%, 12/1/2028 (d)	EUR	190	247

3.00%, 8/1/2029 (d)	EUR	14	18

1.35%, 4/1/2030 (d)	EUR	38	45

0.95%, 12/1/2031 (d)	EUR	135	151

1.65%, 3/1/2032 (d)	EUR	50	60

2.45%, 9/1/2033 (d)	EUR	9	11

2.25%, 9/1/2036 (d)	EUR	166	208

4.00%, 2/1/2037 (d)	EUR	19	29

4.75%, 9/1/2044 (d)	EUR	5	9

1.50%, 4/30/2045 (d)	EUR	121	129

3.45%, 3/1/2048 (d)	EUR	10	15

3.85%, 9/1/2049 (d)	EUR	4	6

1.70%, 9/1/2051 (d)	EUR	10	11

2.80%, 3/1/2067 (d)	EUR	14	18

			1,588

Japan — 3.3%

Japan Government Bond

0.10%, 12/20/2022	JPY	9,150	80

0.60%, 12/20/2023	JPY	41,800	368

0.10%, 9/20/2024	JPY	12,600	110

0.10%, 12/20/2024	JPY	23,450	205

0.10%, 3/20/2025	JPY	3,500	31

0.30%, 12/20/2025	JPY	33,550	296

0.10%, 12/20/2026	JPY	36,600	321

0.10%, 12/20/2027	JPY	39,550	347

0.10%, 9/20/2029	JPY	750	7

0.10%, 3/20/2030	JPY	52,000	457

1.50%, 3/20/2034	JPY	72,600	730

0.60%, 12/20/2037	JPY	35,950	325

2.50%, 3/20/2038	JPY	500	6

0.30%, 12/20/2039	JPY	56,400	480

1.70%, 9/20/2044	JPY	50	—	(a)

1.40%, 12/20/2045	JPY	8,600	89

0.80%, 3/20/2047	JPY	21,350	194

0.40%, 9/20/2049	JPY	22,250	180

0.40%, 12/20/2049	JPY	6,300	51

0.90%, 3/20/2057	JPY	19,200	177

			4,454

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Netherlands — 0.1%

Kingdom of Netherlands

0.25%, 7/15/2029 (d)	EUR	20	24

0.00%, 7/15/2031 (d)	EUR	70	80

0.50%, 1/15/2040 (d)	EUR	28	34

2.75%, 1/15/2047 (d)	EUR	20	37

0.00%, 1/15/2052 (d)	EUR	13	13

			188

Qatar — 0.2%

State of Qatar

3.88%, 4/23/2023 (g)		200	208

South Korea — 0.1%

Export-Import Bank of Korea

0.38%, 3/26/2024 (d)	EUR	100	115

Spain — 0.8%

Bonos and Obligaciones del Estado

0.00%, 4/30/2023	EUR	84	96

0.25%, 7/30/2024 (d)	EUR	90	104

1.60%, 4/30/2025 (d)	EUR	184	223

1.40%, 7/30/2028 (d)	EUR	163	201

1.45%, 4/30/2029 (d)	EUR	61	76

1.95%, 7/30/2030 (d)	EUR	2	3

0.10%, 4/30/2031 (d)	EUR	111	122

2.35%, 7/30/2033 (d)	EUR	18	24

1.85%, 7/30/2035 (d)	EUR	25	32

4.20%, 1/31/2037 (d)	EUR	31	52

1.20%, 10/31/2040 (d)	EUR	98	113

1.00%, 7/30/2042 (d)	EUR	25	28

2.70%, 10/31/2048 (d)	EUR	25	37

3.45%, 7/30/2066 (d)	EUR	13	22

			1,133

Sweden — 0.0% (b)

Kingdom of Sweden

2.50%, 5/12/2025	SEK	90	11

0.75%, 5/12/2028	SEK	270	31

0.75%, 11/12/2029 (d)	SEK	40	5

2.25%, 6/1/2032 (d)	SEK	15	2

3.50%, 3/30/2039	SEK	45	7

			56

United Kingdom — 1.3%

United Kingdom of Great Britain and Northern Ireland

0.75%, 7/22/2023 (d)	GBP	13	18

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Long Positions — continued
Foreign Government Securities — continued

United Kingdom — continued

1.00%, 4/22/2024 (d)	GBP	92	126

0.63%, 6/7/2025 (d)	GBP	210	284

6.00%, 12/7/2028 (d)	GBP	55	100

0.25%, 7/31/2031 (d)	GBP	115	145

4.75%, 12/7/2038 (d)	GBP	142	300

3.50%, 1/22/2045 (d)	GBP	16	32

4.25%, 12/7/2046 (d)	GBP	100	224

1.75%, 1/22/2049 (d)	GBP	146	224

0.63%, 10/22/2050 (d)	GBP	138	164

4.25%, 12/7/2055 (d)	GBP	15	37

2.50%, 7/22/2065 (d)	GBP	45	94

3.50%, 7/22/2068 (d)	GBP	6	16

			1,764

Total Foreign Government Securities (Cost $14,210)			13,829

Corporate Bonds — 3.5%

Australia — 0.1%

Macquarie Bank Ltd. (SOFR + 0.30%), 0.35%, 4/6/2023 (g) (h)		200	200

Canada — 0.5%

Ontario Teachers’ Finance Trust

0.50%, 5/6/2025 (d)	EUR	400	464

0.10%, 5/19/2028 (d)	EUR	230	259

			723

China — 0.2%

China Development Bank 0.88%, 1/24/2024 (d)	EUR	200	230

France — 0.4%

BPCE SA 3.00%, 5/22/2022 (g)		262	265

Dexia Credit Local SA

0.75%, 1/25/2023 (d)	EUR	100	115

1.63%, 12/8/2023 (d)	GBP	100	137

			517

Netherlands — 0.1%

BNG Bank NV

4.75%, 3/6/2023 (d)	AUD	15	12

1.90%, 11/26/2025 (d)	AUD	90	66

Nederlandse Waterschapsbank NV

3.50%, 7/20/2027	AUD	40	31

			109

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Singapore — 0.1%

Temasek Financial I Ltd. 0.50%, 3/1/2022 (d)	EUR	150	171

South Korea — 0.5%

Kia Corp. 3.00%, 4/25/2023 (c) (g)		200	205

Korea Development Bank (The)

3.00%, 9/14/2022		200	203

1.75%, 12/15/2022(d)	GBP	100	137

0.63%, 7/17/2023(d)	EUR	100	115

			660

United Kingdom — 0.4%

Santander UK Group Holdings plc 3.57%, 1/10/2023		359	359

Vodafone Group plc 2.50%, 9/26/2022		185	188

			547

United States — 1.2%

AbbVie, Inc. 2.90%, 11/6/2022		168	171

Aetna, Inc. 2.75%, 11/15/2022		96	97

AT&T, Inc. 2.63%, 12/1/2022		196	199

Athene Global Funding 3.00%, 7/1/2022(g)		232	234

Bank of America Corp. (ICE LIBOR USD 3 Month + 1.16%), 3.12%, 1/20/2023(h)		359	359

Clorox Co. (The) 3.05%, 9/15/2022		39	39

DH Europe Finance II SARL 2.05%, 11/15/2022		166	168

Penske Truck Leasing Co. LP 4.88%, 7/11/2022(g)		45	46

Rockwell Automation, Inc. 0.35%, 8/15/2023		19	19

Thermo Fisher Scientific, Inc. (SOFR + 0.35%), 0.40%, 4/18/2023(h)		244	244

Walt Disney Co. (The) 8.88%, 4/26/2023		45	50

			1,626

Total Corporate Bonds (Cost $4,789)			4,783

U.S. Treasury Obligations — 1.5%

U.S. Treasury Notes

1.38%, 1/31/2022 (i) (Cost $1,994)		1,991	1,993

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Long Positions — continued

Commercial Mortgage-backed Securities — 0.2%

United States — 0.2%

Citigroup Commercial Mortgage Trust

Series 2012-GC8, Class D, 4.88%, 9/10/2045 ‡ (g) (j)		100	91

FHLMC, Multi-Family Structured Pass-Through Certificates Series K083, Class X1, IO, 0.03%, 9/25/2028 (j)		14,541	73

FREMF

Series 2018-KF46, Class B, 2.04%, 3/25/2028 (g) (j)		4	4

FREMF Mortgage Trust

Series 2017-KF32, Class B, 2.64%, 5/25/2024 (g) (j)		6	6

Series 2017-KF38, Class B, 2.59%, 9/25/2024 (g) (j)		4	4

Series 2018-KF45, Class B, 2.04%, 3/25/2025 (g) (j)		10	10

Series 2018-KF49, Class B, 1.99%, 6/25/2025 (g) (j)		3	3

Series 2019-KF63, Class B, 2.44%, 5/25/2029 (g) (j)		53	54

LB Commercial Mortgage Trust

Series 2007-C3, Class AJ, 5.82%, 7/15/2044 (j)		1	1

LB-UBS Commercial Mortgage Trust

Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (j)		32	15

Total Commercial Mortgage-Backed Securities (Cost $275)			261

Supranational — 0.2%

Asian Development Bank

3.40%, 9/10/2027 (d)	AUD	140	110

European Investment Bank

0.50%, 6/21/2023	AUD	30	22

Inter-American Development Bank

0.50%, 5/23/2023	CAD	63	49

4.40%, 1/26/2026	CAD	16	14

Total Supranational (Cost $192)			195

Asset-Backed Securities — 0.1%

United States — 0.1%

Bear Stearns Asset-Backed Securities Trust Series 2004-HE5, Class M2, 1.98%, 7/25/2034 ‡ (j)		7	7

CWABS, Inc. Asset-Backed Certificates

Series 2004-1, Class M2, 0.93%, 3/25/2034 ‡ (j)		35	35

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

United States — continued

Morgan Stanley ABS Capital I, Inc. Trust Series 2003-NC10, Class M1, 1.12%, 10/25/2033 ‡ (j)	25		25

Total Asset-Backed Securities (Cost $64)			67

Collateralized Mortgage Obligations — 0.1%

United States — 0.1%

Banc of America Funding Trust Series 2006-A, Class 1A1, 2.60%, 2/20/2036 (j)	9		9

Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-3, Class 2A1, 0.85%, 10/25/2047 (j)	—	(a)	—	(a)

Impac CMB Trust Series 2004-7, Class 1A2, 1.02%, 11/25/2034 (j)	38		39

JPMorgan Mortgage Trust Series 2005-A3, Class 4A1, 2.58%, 6/25/2035 (j)	—	(a)	—	(a)

Merrill Lynch Mortgage Investors Trust Series 2007-1, Class 4A3, 2.25%, 1/25/2037 (j)	1		—	(a)

Morgan Stanley Mortgage Loan Trust Series 2004-5AR, Class 4A, 2.58%, 7/25/2034 (j)	—	(a)	—	(a)

WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR5, Class A6, 2.83%, 5/25/2035 (j)	13		14

Total Collateralized Mortgage Obligations (Cost $58)			62

Short-Term Investments — 7.9%

Certificates Of Deposit — 0.8%

Bank of Montreal 0.20%, 7/26/2022	250		249

Bank of Nova Scotia (The) 0.20%, 7/21/2022	250		250

MUFG Bank Ltd. 0.23%, 7/15/2022	250		250

Nordea Bank Abp 0.19%, 6/24/2022	250		250

Total Certificates of Deposit (Cost $1,000)			999

Commercial Paper — 1.2%

Banco del Estado de Chile 0.23%, 7/14/2022 (g) (k)	250		250

Enbridge US, Inc. 0.47%, 3/21/2022 (g) (k)	400		400

HSBC USA, Inc. 0.28%, 7/15/2022 (g) (k)	250		249

National Grid plc 0.33%, 1/10/2022 (g) (k)	250		250

Waste Management, Inc. 0.31%, 9/8/2022(g)(k)	250		249

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Long Positions — continued
Short-Term Investments — continued

Commercial Paper — continued

Westpac Securities NZ Ltd. 0.52%, 11/25/2022(g)(k)		250	249

Total Commercial Paper (Cost $1,647)			1,647

Foreign Government Treasury Bills — 3.3%

Canadian Treasury Bills 0.18%, 2/3/2022(k)	CAD	1,893	1,497

0.16%, 3/3/2022(k)	CAD	1,898	1,500

0.18%, 3/31/2022(k)	CAD	1,892	1,495

Total Foreign Government Treasury Bills (Cost $4,582)			4,492

	SHARES (000)

Investment Companies — 2.4%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (f) (l) (Cost $3,234)		3,233	3,234

Investment of Cash Collateral from Securities Loaned — 0.2%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (f) (l) (Cost $325)		325	325

Total Short-term Investments (Cost $10,788)			10,697

Total Long Positions (Cost $110,608)			134,366

INVESTMENTS	SHARES (000)		VALUE ($000)
Short Positions — (0.4)%
Common Stocks — (0.4)%

Canada — (0.1)%

Canadian Pacific Railway Ltd.	(2)		(141)

Restaurant Brands International, Inc.	—	(a)	(29)

			(170)

United States — (0.3)%

3M Co.	—	(a)	(43)

Alteryx, Inc., Class A *	—	(a)	(7)

Boeing Co. (The) *	—	(a)	(34)

Campbell Soup Co.	(1)		(33)

Caterpillar, Inc.	—	(a)	(22)

Conagra Brands, Inc.	(1)		(38)

Cummins, Inc.	—	(a)	(22)

Las Vegas Sands Corp. *	—	(a)	(7)

Mastercard, Inc., Class A	—	(a)	(33)

Sirius XM Holdings, Inc.	(18)		(117)

Wynn Resorts Ltd. *	—	(a)	(7)

			(363)

Total Common Stocks (Proceeds $(523))			(533)

Total Short Positions (Proceeds $(523))			(533)

Total Investments — 99.1% (Cost $110,085)			133,833
Other Assets Less Liabilities — 0.9%			1,215

NET ASSETS — 100.0%			135,048

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

Summary of Investments by Industry, December 31, 2021

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

LONG PORTFOLIO COMPOSITION BY INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Fixed Income	16.1%

Foreign Government Securities	10.3

Banks	5.5

International Equity	4.2

U.S. Equity	3.6

Foreign Government Treasury Bills	3.3

Semiconductors & Semiconductor Equipment	3.3

Software	2.7

Insurance	2.3

Pharmaceuticals	2.2

Technology Hardware, Storage & Peripherals	2.0

Interactive Media & Services	1.9

Capital Markets	1.7

Machinery	1.6

Internet & Direct Marketing Retail	1.6

Automobiles	1.6

Biotechnology	1.5

U.S. Treasury Notes	1.5

IT Services	1.5

Health Care Equipment & Supplies	1.4

Oil, Gas & Consumable Fuels	1.3

Textiles, Apparel & Luxury Goods	1.3

Beverages	1.3

Health Care Providers & Services	1.2

Commercial Paper	1.2

Specialty Retail	1.1

Electric Utilities	1.1

Hotels, Restaurants & Leisure	1.0

Road & Rail	1.0

Others (each less than 1.0%)	17.0

Short-Term Investments	2.7

SHORT PORTFOLIO COMPOSITION BY INDUSTRY	PERCENT OF TOTAL INVESTMENTS

Road & Rail	26.4%

Media	21.9

Food Products	13.4

Hotels, Restaurants & Leisure	8.3

Machinery	8.2

Industrial Conglomerates	8.1

Aerospace & Defense	6.3

IT Services	6.1

Software	1.3

Abbreviations
ABS	Asset-Backed Securities
ADR	American Depositary Receipt
APAC	Asia Pacific
AUD	Australian Dollar
CAD	Canadian Dollar
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
DKK	Danish Krone
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.
GBP	British Pound
ICE	Intercontinental Exchange
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JPY	Japanese Yen
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
SEK	Swedish Krona
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

(a)	Amount rounds to less than one thousand.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	The security or a portion of this security is on loan at December 31, 2021. The total value of securities on loan at December 31, 2021 is $315.
(d)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(e)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is $2,764 and $525 respectively.
(f)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(g)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(h)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2021.
(i)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(j)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2021.
(k)	The rate shown is the effective yield as of December 31, 2021.
(l)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts

Australia 10 Year Bond	10	03/2022	AUD	1,013	— (a)

EURO STOXX 50 Index	48	03/2022	EUR	2,339	78

Euro-Bund	9	03/2022	EUR	1,757	(28)

Euro-Schatz	4	03/2022	EUR	510	(1)

Foreign Exchange AUD/USD	20	03/2022	USD	1,454	27

Foreign Exchange CAD/USD	38	03/2022	USD	3,004	(4)

Foreign Exchange EUR/USD	61	03/2022	USD	8,686	57

Foreign Exchange GBP/USD	26	03/2022	USD	2,197	47

Foreign Exchange JPY/USD	22	03/2022	USD	2,390	(34)

Japan 10 Year Bond	1	03/2022	JPY	1,318	(3)

Japan 10 Year Bond Mini	6	03/2022	JPY	791	(2)

Long Gilt	1	03/2022	GBP	169	(1)

S&P 500 E-Mini Index	46	03/2022	USD	10,944	228

S&P/TSX 60 Index	5	03/2022	CAD	1,013	24

SPI 200 Index	2	03/2022	AUD	267	3

U.S. Treasury Long Bond	22	03/2022	USD	3,519	28

3 Month Euro Euribor	3	12/2022	EUR	857	— (a)

3 Month Euro Euribor	3	03/2023	EUR	855	— (a)

3 Month SONIA Index	2	03/2023	GBP	669	(1)

					418

Short Contracts
Euro-Bobl	(4)	03/2022	EUR	(607)	4
Euro-Bund	(2)	03/2022	EUR	(390)	6
MSCI EAFE E-Mini Index	(27)	03/2022	USD	(3,132)	(89)
MSCI Emerging Markets E-Mini Index	(46)	03/2022	USD	(2,820)	(21)
U.S. Treasury 2 Year Note	(1)	03/2022	USD	(218)	— (a)
U.S. Treasury 10 Year Note	(2)	03/2022	USD	(261)	— (a)
3 Month SONIA Index	(2)	09/2023	GBP	(668)	1
3 Month Euro Euribor	(3)	03/2024	EUR	(853)	1

					(98)

					320

Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
EAFE	Europe, Australasia and Far East
EUR	Euro
GBP	British Pound

JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
TSX	Toronto Stock Exchange
USD	United States Dollar

(a) Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

Forward foreign currency exchange contracts outstanding as of December 31, 2021 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
DKK	454	USD	69	Citibank, NA	1/5/2022	—	(a)
EUR	35	USD	39	Barclays Bank plc	1/5/2022	1
EUR	7,100	USD	8,047	BNP Paribas	1/5/2022	37
EUR	31	USD	35	HSBC Bank, NA	1/5/2022	—	(a)
EUR	22	USD	25	Royal Bank of Canada	1/5/2022	—	(a)
EUR	126	USD	142	State Street Corp.	1/5/2022	—	(a)
GBP	35	USD	47	TD Bank Financial Group	1/5/2022	1
SEK	630	USD	70	Merrill Lynch International	1/5/2022	—	(a)
USD	297	EUR	261	Barclays Bank plc	1/5/2022	—	(a)
USD	4,424	JPY	498,979	Goldman Sachs International	1/5/2022	86
USD	152	JPY	17,261	Royal Bank of Canada	1/5/2022	2
USD	70	SEK	630	Barclays Bank plc	1/5/2022	—	(a)
USD	4,549	CAD	5,629	HSBC Bank, NA	1/19/2022	99
EUR	34	USD	39	Merrill Lynch International	2/3/2022	—	(a)
EUR	28	USD	32	TD Bank Financial Group	2/3/2022	—	(a)
GBP	24	USD	32	TD Bank Financial Group	2/3/2022	—	(a)

Total unrealized appreciation						226

JPY	8,970	USD	78	State Street Corp.	1/5/2022	—	(a)
USD	35	AUD	49	Citibank, NA	1/5/2022	(1)
USD	400	AUD	561	Standard Chartered Bank	1/5/2022	(8)
USD	508	CAD	649	Merrill Lynch International	1/5/2022	(5)
USD	69	DKK	454	State Street Corp.	1/5/2022	—	(a)
USD	79	EUR	70	Barclays Bank plc	1/5/2022	(1)
USD	2,013	EUR	1,769	Goldman Sachs International	1/5/2022	(1)
USD	1,346	EUR	1,183	HSBC Bank, NA	1/5/2022	(1)
USD	32	EUR	29	Merrill Lynch International	1/5/2022	—	(a)
USD	44	EUR	39	Royal Bank of Canada	1/5/2022	—	(a)
USD	174	EUR	153	Standard Chartered Bank	1/5/2022	(1)
USD	103	EUR	91	State Street Corp.	1/5/2022	—	(a)
USD	4,234	EUR	3,720	TD Bank Financial Group	1/5/2022	(2)
USD	1,925	GBP	1,439	Goldman Sachs International	1/5/2022	(23)
USD	128	GBP	97	Royal Bank of Canada	1/5/2022	(3)
USD	44	GBP	33	State Street Corp.	1/5/2022	(1)
USD	443	AUD	610	Citibank, NA	2/3/2022	—	(a)
USD	510	CAD	649	BNP Paribas	2/3/2022	(3)
USD	69	DKK	454	Citibank, NA	2/3/2022	—	(a)
USD	8,051	EUR	7,100	BNP Paribas	2/3/2022	(37)
USD	2,072	GBP	1,534	Merrill Lynch International	2/3/2022	(4)
USD	4,406	JPY	507,269	BNP Paribas	2/3/2022	(5)
USD	70	SEK	630	Merrill Lynch International	2/3/2022	—	(a)

Total unrealized depreciation						(96)

Net unrealized appreciation						130

Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro

GBP	British Pound
JPY	Japanese Yen
SEK	Swedish Krona
USD	United States Dollar

(a) Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	21

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021

(Amounts in thousands, except per share amounts)

	JPMorgan Insurance Trust Global Allocation Portfolio
ASSETS:
Investments in non-affiliates, at value	$98,745
Investments in affiliates, at value	35,296
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	325
Cash	232
Foreign currency, at value	88
Deposits at broker for futures contracts	135
Deposits at broker for securities sold short	525
Receivables:
Investment securities sold	612
Portfolio shares sold	35
Interest from non-affiliates	87
Dividends from non-affiliates	28
Dividends from affiliates	28
Tax reclaims	66
Securities lending income (See Note 2.C.)	—	(a)
Variation margin on futures contracts	532
Unrealized appreciation on forward foreign currency exchange contracts	226
Due from Administrator	1

Total Assets	136,961

LIABILITIES:
Payables:
Securities sold short, at value	533
Dividend expense to non-affiliates on securities sold short	1
Investment securities purchased	702
Interest expense to non-affiliates on securities sold short	—	(a)
Collateral received on securities loaned (See Note 2.C.)	325
Portfolio shares redeemed	4
Unrealized depreciation on forward foreign currency exchange contracts	96
Accrued liabilities:
Investment advisory fees	94
Distribution fees	15
Custodian and accounting fees	71
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	72

Total Liabilities	1,913

Net Assets	$135,048

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

JPMorgan Insurance Trust Global Allocation Portfolio
NET ASSETS:
Paid-in-Capital	$104,329
Total distributable earnings (loss)	30,719

Total Net Assets	$135,048

Net Assets:
Class 1	$63,286
Class 2	71,762

Total	$135,048

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	3,071
Class 2	3,497

Net Asset Value (a):
Class 1 — Offering and redemption price per share	$20.61
Class 2 — Offering and redemption price per share	20.52

Cost of investments in non-affiliates	$77,768
Cost of investments in affiliates	32,515
Cost of foreign currency	87
Investment securities on loan, at value (See Note 2.C.)	315
Cost of investment of cash collateral (See Note 2.C.)	325
Proceeds from securities sold short	523

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	23

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

(Amounts in thousands)

JPMorgan Insurance Trust Global Allocation Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$201
Dividend income from non-affiliates	1,208
Dividend income from affiliates	904
Income from securities lending (net) (See Note 2.C.)	11
Foreign taxes withheld (net)	(70)

Total investment income	2,254

EXPENSES:
Investment advisory fees	706
Administration fees	96
Distribution fees:
Class 2	173
Custodian and accounting fees	184
Interest expense to affiliates	— (a)
Professional fees	99
Trustees’ and Chief Compliance Officer’s fees	25
Printing and mailing costs	27
Transfer agency fees (See Note 2.I.)	1
Dividend expense to non-affiliates on securities sold short	17
Interest expense to non-affiliates on securities sold short	5
Other	18

Total expenses	1,351

Less fees waived	(227)
Less expense reimbursements	— (a)

Net expenses	1,124

Net investment income (loss)	1,130

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	5,245
Investments in affiliates	2,430
Options purchased	224
Futures contracts	148
Securities sold short	(198)
Foreign currency transactions	19
Forward foreign currency exchange contracts	457

Net realized gain (loss)	8,325

Distributions of capital gains received from investment company affiliates	508
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	3,796
Investments in affiliates	(2,796)
Options purchased	76
Futures contracts	(134)
Securities sold short	12
Foreign currency translations	21
Forward foreign currency exchange contracts	358

Change in net unrealized appreciation/depreciation	1,333

Net realized/unrealized gains (losses)	10,166

Change in net assets resulting from operations	$11,296

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Insurance Trust Global Allocation Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,130	$1,334
Net realized gain (loss)	8,325	3,773
Distributions of capital gains received from investment company affiliates	508	10
Change in net unrealized appreciation/depreciation	1,333	11,420

Change in net assets resulting from operations	11,296	16,537

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(2,940)	(1,226)
Class 2	(3,333)	(1,437)

Total distributions to shareholders	(6,273)	(2,663)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	9,955	7,095

NET ASSETS:
Change in net assets	14,978	20,969
Beginning of period	120,070	99,101

End of period	$135,048	$120,070

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$4,742	$8,707
Distributions reinvested	2,940	1,226
Cost of shares redeemed	(2,359)	(2,183)

Change in net assets resulting from Class 1 capital transactions	5,323	7,750

Class 2
Proceeds from shares issued	12,467	8,940
Distributions reinvested	3,333	1,437
Cost of shares redeemed	(11,168)	(11,032)

Change in net assets resulting from Class 2 capital transactions	4,632	(655)

Total change in net assets resulting from capital transactions	$9,955	$7,095

SHARE TRANSACTIONS:
Class 1
Issued	235	512
Reinvested	147	78
Redeemed	(117)	(125)

Change in Class 1 Shares	265	465

Class 2
Issued	615	536
Reinvested	168	91
Redeemed	(554)	(646)

Change in Class 2 Shares	229	(19)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Global Allocation Portfolio
Class 1
Year Ended December 31, 2021	$19.81	$0.21	$1.64	$1.85	$(0.21)	$(0.84)	$(1.05)
Year Ended December 31, 2020	17.65	0.25	2.40	2.65	(0.33)	(0.16)	(0.49)
Year Ended December 31, 2019	15.47	0.33	2.24	2.57	(0.39)	—	(0.39)
Year Ended December 31, 2018	16.57	0.29	(1.29)	(1.00)	—	(0.10)	(0.10)
Year Ended December 31, 2017	14.89	0.29	2.25	2.54	(0.20)	(0.66)	(0.86)

Class 2
Year Ended December 31, 2021	19.73	0.15	1.65	1.80	(0.17)	(0.84)	(1.01)
Year Ended December 31, 2020	17.58	0.21	2.39	2.60	(0.29)	(0.16)	(0.45)
Year Ended December 31, 2019	15.41	0.29	2.23	2.52	(0.35)	—	(0.35)
Year Ended December 31, 2018	16.55	0.25	(1.29)	(1.04)	—	(0.10)	(0.10)
Year Ended December 31, 2017	14.87	0.26	2.24	2.50	(0.16)	(0.66)	(0.82)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(e)	Does not include expenses of Underlying Funds.
(f)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class 1 are 0.72% and 0.90% for the year ended December 31, 2021, 0.68% and 0.97% for the year ended December 31, 2020, 0.77% and 1.03% for the year ended December 31, 2019, 0.77% and 1.10% for the year ended December 31, 2018 and 0.76% and 1.11% for the year ended December 31, 2017; for Class 2 are 0.97% and 1.15% for the year ended December 31, 2021, 0.93% and 1.24% for the year ended December 31, 2020, 1.02% and 1.28% for the year ended December 31, 2019, 1.02% and 1.34% for the year ended December 31, 2018 and 1.01% and 1.32% for the year ended December 31, 2017, respectively.

(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	The Portfolio presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short.

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)(g)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)(f)	Portfolio turnover rate (excluding securities sold short) (h)	Portfolio turnover rate (including securities sold short) (h)

$20.61	9.51%	$63,286	0.73%	1.03%	0.91%	89%	100%
19.81	15.69	55,575	0.69	1.45	0.98	113	123
17.65	16.87	41,311	0.79	1.99	1.05	98	116
15.47	(6.06)	30,366	0.81	1.79	1.14	110	141
16.57	17.11	14,308	0.79	1.76	1.14	80	92

20.52	9.26	71,762	0.98	0.78	1.16	89	100
19.73	15.40	64,495	0.94	1.21	1.25	113	123
17.58	16.58	57,790	1.04	1.73	1.30	98	116
15.41	(6.31)	48,829	1.06	1.52	1.38	110	141
16.55	16.85	48,470	1.04	1.59	1.35	80	92

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	27

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021

(Dollar values in thousands)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Insurance Trust Global Allocation Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize long-term total return.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$—	$67	$67
Collateralized Mortgage Obligations
United States	—	62	—	62
Commercial Mortgage-Backed Securities
United States	—	155	106	261
Common Stocks
Australia	—	1,053	—	1,053
Austria	—	23	—	23
Belgium	—	467	—	467
Canada	639	—	—	639
China	691	570	—	1,261
Denmark	—	1,661	—	1,661
Finland	—	359	—	359
France	—	3,711	—	3,711
Germany	5	2,775	—	2,780
Hong Kong	—	703	—	703
India	452	—	—	452
Indonesia	—	204	—	204
Ireland	175	88	—	263
Italy	57	530	—	587
Japan	—	3,209	—	3,209
Macau	—	13	—	13
Mexico	268	—	—	268
Netherlands	38	1,230	—	1,268
New Zealand	—	15	—	15
Russia	205	—	—	205
Singapore	—	591	—	591
South Africa	—	258	—	258
South Korea	—	758	—	758
Spain	—	593	—	593
Sweden	—	829	—	829
Switzerland	—	2,061	—	2,061
Taiwan	637	—	—	637
United Kingdom	—	2,600	—	2,600
United States	42,026	924	—	42,950

Total Common Stocks	45,193	25,225	—	70,418

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	29

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

(Dollar values in thousands)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Corporate Bonds	$—	$4,783	$—	$4,783
Foreign Government Securities	—	13,829	—	13,829
Investment Companies	32,062	—	—	32,062
Supranational	—	195	—	195
U.S. Treasury Obligations	—	1,993	—	1,993
Short-Term Investments
Certificates of Deposit	—	999	—	999
Commercial Paper	—	1,647	—	1,647
Foreign Government Treasury Bills	—	4,492	—	4,492
Investment Companies	3,234	—	—	3,234
Investment of Cash Collateral from Securities Loaned	325	—	—	325

Total Short-Term Investments	3,559	7,138	—	10,697

Total Investments in Securities	$80,814	$53,380	$173	$134,367

Liabilities
Common Stocks	$(533)	$—	$—	$(533)

Total Liabilities in Securities Sold Short	$(533)	$—	$—	$(533)

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$226	$—	$226
Futures Contracts	504	—	—	504

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(96)	—	(96)
Futures Contracts	(184)	—	—	(184)

Total Net Appreciation/Depreciation in Other Financial Instruments	$320	$130	$—	$450

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of December 31, 2020	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2021
Investments in Securities:
Asset-Backed Securities	$458	$20	$(26)	$1		$—	$(386)	$—	$—	$67
Collateralized Mortgage Obligations	873	4	(9)	—	(a)	—	(868)	—	—	—
Commercial Mortgage-Backed Securities	782	11	12	—	(a)	—	(699)	—	—	106

Total	$2,113	$35	$(23)	$1		$—	$(1,953)	$—	$—	$173

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2021, which were valued using significant unobservable inputs (level 3) amounted to $4. This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.

B. Restricted Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Portfolio.

As of December 31, 2021, the Portfolio had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A and/or Regulation S under the Securities Act.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

C. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund. The Portfolio retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents the Portfolio’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Portfolio as of December 31, 2021.

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$315	$(315)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.12% to 0.06%. For the year ended December 31, 2021, JPMIM waived fees associated with the Portfolio’s investment in the JPMorgan U.S. Government Money Market Fund as follows:

$1

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

D. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	31

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

(Dollar values in thousands)

issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the year ended December 31, 2021
Security Description	Value at December 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	$12,847	$475	$6,903	$1,583		$(2,427)	$5,575	147	$38		$178
JPMorgan High Yield Fund Class R6 Shares (a)	19,120	6,642	13,455	854		(491)	12,670	1,745	585		—
JPMorgan Income Fund Class R6 Shares (a)	—	9,085	—	—		(160)	8,925	950	207		—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	—	8,218	3,607	7		274	4,892	257	59		330
JPMorgan Mortgage-Backed Securities Fund Class R6 Shares (a)	1,187	12	1,194	(14)		9	—	—	12		—
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (b)	6,489	57,658	60,912	—	(c)	(1)	3,234	3,233	3		—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	600	25,000	25,599	(1	)*	— (c)	—	—	2	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	133	28,509	28,317	—		—	325	325	—	*(c)	—

Total	$40,376	$135,599	$139,987	$2,429		$(2,796)	$35,621		$906		$508

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

E. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

F. Derivatives — The Portfolio used derivative instruments including options, futures contracts and forward foreign currency exchange contracts in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Portfolio can invest, to hedge portfolio investments or to generate income or gain to the Portfolio. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Portfolio may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Portfolio to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Portfolio’s risk of loss associated with these instruments may exceed its value, as recorded on the Statement of Assets and Liabilities.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

The Portfolio is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Portfolio’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Portfolio in the event the Portfolio’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Portfolio to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Portfolio often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Portfolio. The ISDA agreements give the Portfolio and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Portfolio.

Notes F(1) — F(3) below describe the various derivatives used by the Portfolio.

(1). Options — The Portfolio purchased and/or sold (“wrote”) put and call options on various instruments including securities and options on indices to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Portfolio for options purchased are included on the Statement of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statement of Operations. If the option is allowed to expire, the Portfolio will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

(2). Futures Contracts — The Portfolio used currency, index, interest rate and treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Portfolio also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to equity price, foreign exchange and interest rate risks. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Portfolio is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of the investment strategy. The Portfolio also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	33

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

(Dollar values in thousands)

forward foreign currency exchange contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Portfolio also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Portfolio’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Portfolio may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Summary of Derivatives Information

The following table presents the value of derivatives held as of December 31, 2021 by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts*	$334
Unrealized Depreciation on Futures Contracts*	(110)

Foreign Exchange Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts*	131
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	226
Unrealized Depreciation on Futures Contracts*	(38)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(96)

Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts*	39
Unrealized Depreciation on Futures Contracts*	(36)

Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts*	320
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	130

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOI. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivatives on the Statement of Operations for the year ended December 31, 2021, by primary underlying risk exposure:

Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$1,800
Purchased Options	224

Foreign Exchange Rate Risk Exposure:
Futures Contracts	(1,535)
Forward Foreign Currency Exchange Contracts	457

Interest Rate Risk Exposure:
Futures Contracts	(117)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	31
Purchased Options	76

Foreign Exchange Rate Risk Exposure:
Futures Contracts	(118)
Forward Foreign Currency Exchange Contracts	358

Interest Rate Risk Exposure:
Futures Contracts	(47)

34	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

Derivatives Volume

The table below discloses the volume of the Portfolio’s options, futures contracts and forward foreign currency exchange contracts activity during the year ended December 31, 2021. Please refer to the table in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:

Futures Contracts
Average Notional Balance Long	$46,136
Average Notional Balance Short	8,217
Ending Notional Balance Long	43,752
Ending Notional Balance Short	8,949

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	4,337
Average Settlement Value Sold	23,985
Ending Settlement Value Purchased	8,655
Ending Settlement Value Sold	36,247

Exchange-Traded Options:
Average Number of Contracts Purchased	46

The Portfolio’s derivatives contracts held at December 31, 2021 are not accounted for as hedging instruments under GAAP.

G. Short Sales — The Portfolio engaged in short sales as part of its normal investment activities. In a short sale, the Portfolio sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Portfolio borrows securities from a broker. To close out a short position, the Portfolio delivers the same securities to the broker.

The Portfolio is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Portfolio’s custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted on the SOI. The Portfolio may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statement of Operations.

The Portfolio is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statement of Operations as Dividend expense on securities sold short. The Portfolio is obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported as Interest expense to non-affiliates on securities sold short on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Portfolio is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Portfolio will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2021, the Portfolio had outstanding short sales as listed on the SOI.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, dividend expense on securities sold short and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

I. Allocation of Income and Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios. Investment income, realized and unrealized gains

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

(Dollar values in thousands)

and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Portfolio for the year ended December 31, 2021 are as follows:

	Class 1	Class 2		Total
Transfer agency fees	$1	$—	(a)	$1

(a)	Amount rounds to less than one thousand.

The Portfolio invested in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.E.

J. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2021, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gains tax is determined to apply, the Portfolio records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$–	$996	$(996)

The reclassifications for the Portfolio relate primarily to foreign currency gain/loss and investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.55% of the Portfolio’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the year ended December 31, 2021, the effective rate was 0.075% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

36	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio pursuant to Rule 12b-1 under the 1940 Act. Class 1 Shares of the Portfolio do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.78%	1.03%

The expense limitation agreement was in effect for the year ended December 31, 2021 and the contractual expense limitation percentages in the table above are in place until at least April 30, 2022.

The Underlying Funds may impose separate advisory fees. The Adviser has agreed to voluntarily waive the Portfolio’s investment advisory fees in the weighted average pro-rata amount of the advisory fees charged by the affiliated Underlying Funds. During the year ended December 31, 2021, the Adviser waived $155. These waivers may be in addition to any waivers required to meet the Portfolio’s contractual expense limitations, but will not exceed the Portfolio’s advisory fee.

For the year ended December 31, 2021, the Portfolio’s service providers waived fees and/or reimbursed expenses for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements
$6	$60	$66	$—	(a)

(a)	Amount rounds to less than one thousand.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Portfolio to repay any such waived fees and/or reimbursed expenses in future years.

The amount of these waivers resulting from investments in these money market funds for the year ended December 31, 2021 was $6.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2021, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

(Dollar values in thousands)

4. Investment Transactions

During the year ended December 31, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
$104,785	$99,547	$1,480	$1,209	$11,656	$12,046

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2021 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$111,760	$24,488	$1,965	$22,523

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in passive foreign investment companies, mark to market of forward foreign currency contracts, mark to market of futures contracts and wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2021 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$4,006	$2,267	$6,273

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2020 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$2,144	$519	$2,663

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of December 31, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$4,761	$4,339	$21,647

The cumulative timing differences primarily consist of investments in passive foreign investment companies, mark to market of forward foreign currency contracts, mark to market of futures contracts, straddle loss deferrals and wash sale loss deferrals.

As of December 31, 2021, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Portfolio had no borrowings outstanding from another fund during the year ended December 31, 2021.

38	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2021.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.25%, which has decreased to 1.00% pursuant to the amendment referenced below (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Portfolio did not utilize the Credit Facility during the year ended December 31, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2021, the Portfolio had three individual shareholder and/or non-affiliated omnibus accounts, which owned 80.7% of the Portfolio’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Portfolio may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Portfolio’s yield (and total return) also may be low or the Portfolio may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Portfolio’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

As of December 31, 2021, a significant portion of the investments of the Portfolio consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Portfolio’s original investment. Many derivatives create leverage thereby causing the Portfolio to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Portfolio to counterparty risk (the risk that

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

(Dollar values in thousands)

the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses.

The Portfolio is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Portfolio.

Because of the Portfolio’s investments in the Underlying Funds, the Portfolio indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Portfolio is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Portfolio’s loans, notes, derivatives and other instruments or investments comprising some or all of the Portfolio’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Portfolio is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Portfolio’s investments, increase the Portfolio’s volatility, exacerbate other pre-existing political, social and economic risks to the Portfolio and negatively impact broad segments of businesses and populations. The Portfolio’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Portfolio’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

40	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Global Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust Global Allocation Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 14, 2022

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	41

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of the Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	169	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Stephen P. Fisher (1959); Trustee of the Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	169	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Gary L. French (1951); Trustee of the Trust since 2022. †	Real Estate Investor (2011-present); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	169	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	169	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (U.S Holdings) (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Total Portfolio Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee of the Trust since 2022. †	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	169	None

Frankie D. Hughes (1952); Trustee of the Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	169	None

42	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner (1953); Trustee of the Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	169	Advisory Board Member, Penso Advisors, LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Thomas P. Lemke (1954); Trustee of the Trust since 2022. †	Retired since 2013.	169	(1) Independent Trustee of Advisors’ Inner Circle III fund platform, consisting of the following: (i) the Advisors’ Inner Circle Fund III, (ii) the Gallery Trust, (iii) the Schroder Series Trust, (iv) the Delaware Wilshire Private Markets Fund (since 2020), (v) Chiron Capital Allocation Fund Ltd., and (vi) formerly the Winton Diversified Opportunities Fund (2014-2018); and (2) Independent Trustee of the Symmetry Panoramic Trust (since 2018).

Lawrence R. Maffia (1950); Trustee of the Trust since 2022. †	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	169	Director, ICI Mutual Insurance Company (1999-2013).

Mary E. Martinez (1960); Vice Chair since 2021; Trustee of the Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	169	None

Marilyn McCoy (1948); Trustee of the Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	169	None

Dr. Robert A. Oden, Jr. (1946); Trustee of the Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	169	Trustee, The Coldwater Conservation Fund; Trustee and Vice Chair, Trout Unlimited (2017-2021); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-2020).

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	43

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Marian U. Pardo* (1946); Trustee of the Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	169	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Emily A. Youssouf (1951); Trustee of the Trust since 2022. †	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013-present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	169	Trustee, NYC School Construction Authority (2009-present); Board Member, NYS Job Development Authority (2008-present); Trustee and Chair of the Audit Committee of the Transit Center Foundation (2015-2019).
Interested Trustees

Robert E. Deutsch** (1957); Trustee of the Trust since 2022. †	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	169	Treasurer and Director of the JUST Capital Foundation (2017-present).

Nina O. Shenker** (1957) Trustee of the Trust since 2022. †	Vice Chair (2017-Present), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	169	Director and Member of Executive Committee and Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (169 J.P. Morgan Funds).

*

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Considered an interested trustee based on prior employment by JPM Asset Management or an affiliate of JPMorgan Asset Management.

†	Trustee of the Trust effective January 1, 2022.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

44	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kiesha Astwood-Smith, (1973) Assistant Secretary (2021)**	Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Senior Director and Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from 2015 to 2021.

Matthew Beck (1988), Assistant Secretary (2021)***	Vice President and Assistant General Counsel, JPMorgan Chase since May 2021; Senior Legal Counsel, Ultimus Fund Solutions from 2018 to 2021; General Counsel, Nottingham Company from 2014 to 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Max Vogel (1990), Assistant Secretary (2021)**	Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Associate, Proskauer Rose LLP from 2017 to 2021; Associate, Stroock & Stroock & Lavan LLP from 2015 to 2017.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	45

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2021, and continued to hold your shares at the end of the reporting period, December 31, 2021.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Global Allocation Portfolio
Class 1
Actual	$1,000.00	$1,031.00	$4.11	0.80%
Hypothetical	1,000.00	1,021.16	4.09	0.80
Class 2
Actual	1,000.00	1,029.10	5.38	1.05
Hypothetical	1,000.00	1,019.90	5.36	1.05

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 ( to reflect the one-half year period).

46	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2021, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Portfolio and the other J.P. Morgan Funds overseen by the Board in which the Portfolio may invest (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 11, 2021.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio and Underlying Funds received from the Adviser. This information includes the Portfolio’s and Underlying Funds’ performance as compared to the performance of the Portfolio’s and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Portfolio’s and Underlying Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Portfolio and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The independent consultant also provided additional analysis of the performance of certain Underlying Funds in connection with the Trustees’ review of the Advisory Agreement. Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Portfolio and Underlying Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Portfolio during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Portfolio and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(continued)

the administration services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Portfolio and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio and Underlying Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

The Trustees also considered that the Adviser earns fees from the Portfolio and Underlying Funds for providing administration services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor, and that these fees are in turn generally paid to financial inter-

mediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Portfolio and/or Underlying Funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with the Portfolio’s investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Portfolio was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Portfolio’s shareholders to share potential economies of scale from its inception and that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Portfolio of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services, and the ability to negotiate competitive fees for the Portfolio. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Portfolio, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Portfolio, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels, was reasonable. The Trustees concluded that the Portfolio’s shareholders received the benefits of

48	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Portfolio.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three-and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in the Portfolio’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determi-

nations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 1 shares was in the second, third and first quintiles based upon the Peer Group, and in the first, second and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the Portfolio’s performance for Class 2 shares was in the second, third and first quintiles based upon the Peer Group, and in the first, second and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Portfolio to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as the Portfolio. The Trustees recognized that Broadridge reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place, for the Portfolio, the net advisory fee rate after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee for Class 1 shares was in the second and first quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class 1 shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the Portfolio’s net advisory fee for Class 2 shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class 2 shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	49

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(continued)

services provided to the Portfolio and that such fee would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreements of the Underlying Funds in which the Portfolio invests.

50	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

TAX LETTER

(Unaudited)

(Dollar values in thousands)

Dividends Received Deduction (DRD)

The Portfolio had 9.49%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended December 31, 2021.

Long Term Capital Gain

The Portfolio distributed $2,267, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2021.

DECEMBER 31, 2021	JPMORGAN INSURANCE TRUST	51

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPMorgan Insurance Trust (the “Trust)” held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust, including the Portfolio. The results of the voting were as follows:

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee
John F. Finn
In Favor	102,380
Withheld	2,850
Steven P. Fisher
In Favor	102,570
Withheld	2,660
Gary L. French
In Favor	102,531
Withheld	2,699
Kathleen M. Gallagher
In Favor	102,646
Withheld	2,584
Robert J. Grassi
In Favor	102,662
Withheld	2,568
Frankie D. Hughes
In Favor	102,570
Withheld	2,660
Raymond Kanner
In Favor	102,705
Withheld	2,525

Votes Received (Amounts in thousands)
Thomas P. Lemke
In Favor	102,473
Withheld	2,757
Lawrence R. Maffia
In Favor	102,473
Withheld	2,757
Mary E. Martinez
In Favor	102,559
Withheld	2,671
Marilyn McCoy
In Favor	102,367
Withheld	2,863
Dr. Robert A. Oden, Jr.
In Favor	102,270
Withheld	2,960
Marian U. Pardo
In Favor	102,755
Withheld	2,475
Emily A. Youssouf
In Favor	102,573
Withheld	2,657

Interested Nominee
Robert F. Deutsch
In Favor	102,568
Withheld	2,662
Nina O. Shenker
In Favor	102,505
Withheld	2,725

52	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2021

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. December 2021.	AN-JPMITGAP-1221

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Kathleen M. Gallagher. She is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

On April 1, 2021, Kathleen M. Gallagher replaced Dennis P. Harrington as the audit committee financial expert. Mr. Harrington was not an “interested person” of the Registrant and was also “independent” as defined by the U.S. Securities and Exchange Commission for the purposes of the audit committee financial expert determination.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2021 – $330,430

2020 – $333,907

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2021 – $47,960

2020 – $47,963

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2021 – $58,788

2020 – $58,848

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2021 and 2020, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2021 – Not applicable

2020 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2021 – 0.0%

2020 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2021 – $30.1 million

2020 – $28.0 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Insurance Trust

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
February 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
February 22, 2022

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
February 22, 2022